UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BAKKT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

One Liberty Plaza

1 Liberty Street, Floor 3, Suite 305-306

New York, New York 10006

February 13, 2026

Dear Fellow Stockholders:

You are cordially invited to attend a special meeting (together with any adjournment, postponement or other delay thereof, the “Special Meeting”) of the stockholders of Bakkt, Inc. (the “Company,” “Bakkt,” or “we”), which will be held virtually via live webcast at 1:00 p.m. Eastern Time on March 24, 2026, at w ww.virtualshareholdermeeting.com/BKKT2026SM.

The Notice of Special Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting.

The reason for calling this Special Meeting is to consider the issuance of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), to the beneficial owners of shares of Distributed Technologies Research Global Ltd. (“DTR”), including Akshay Naheta, in accordance with NYSE Rules 312.03(b), 312.03(c), and 312.03(d), in connection with Bakkt’s acquisition of DTR.

Your vote is very important regardless of the number of shares of Class A Common Stock that you own. Whether or not you expect to attend the Special Meeting, please vote your shares by internet, by telephone, or by signing, dating and returning the accompanying proxy card in the enclosed postage-paid envelope so that your shares may be represented at the Special Meeting. Returning your proxy card or voting electronically does not deprive you of your right to attend the Special Meeting and to vote your shares at the Special Meeting.

Thank you for your cooperation and continued support.

Sincerely,

/s/ Sean Collins
Sean Collins
Chairman of the Board of Directors
February 13, 2026

One Liberty Plaza

1 Liberty Street, Floor 3, Suite 305-306

New York, New York 10006

February 13, 2026

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on March 24, 2026

To the Stockholders of Bakkt, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of the stockholders of Bakkt, Inc., a Delaware corporation (the “Company,” “Bakkt,” “we,” “us” or “our”), will be held virtually via live webcast at 1:00 p.m. Eastern Time on March 24, 2026, at www.virtualshareholdermeeting.com/BKKT2026SM for the following purposes:

•

Proposal 1: Approval of the Issuance of Shares in Accordance with NYSE Rules. To consider and vote upon a proposal to approve the issuance of a number of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), equal to 31.5% of the aggregate number of shares of our Class A Common Stock that are issued and outstanding immediately prior to the Closing (as defined below), plus the aggregate number of shares of the Company’s capital stock issuable upon full exercise or conversion of any options, warrants or other convertible derivative securities that are outstanding immediately prior to the Closing, on an as-converted basis, but excluding any warrants to purchase shares of the Class A Common Stock, to the beneficial owners of the shares of Distributed Technologies Research Global Ltd. (“DTR”), including Akshay Naheta, our Chief Executive Officer, President and a member of the Board of Directors of the Company (the “Board”), in accordance with Sections 312.03(b), 312.03(c), and 312.03(d) of the New York Stock Exchange (“NYSE”) Listed Company Manual (the “Listed Company Manual,” and, such proposal, the “Issuance Proposal”). As of the Record Date, a total of 25,761,710 shares of Class A Common Stock were issued and outstanding. If the Issuance Proposal is passed, approximately 34,976,178 shares of Class A Common Stock will be outstanding. Assuming approximately 9,214,468 shares of Class A Common Stock are issued as Consideration Shares, the Consideration Shares would collectively represent approximately 26.4% of the outstanding votes of the Company’s Class A Common Stock. The actual number of Consideration Shares to be issued will be determined immediately prior to the Closing (as defined below) based on the Exchange Ratio (as provided for in the Purchase Agreement) and our capitalization immediately prior to the consummation of our acquisition of DTR (the “Closing”) in accordance with the Share Purchase Agreement, by and among us, Bakkt Opco Holdings, LLC (“Opco”), DTR, and Mr. Naheta (the “Purchase Agreement”) inclusive of any other issuances of preferred stock, common stock and securities convertible into or exercisable for common stock pursuant to subscription, purchase or similar agreements that we have entered, or may enter, into prior to the Closing. In addition, to the extent the Company issues, including following the Closing, shares of Class A Common Stock in respect of warrants to purchase shares of Class A Common Stock that were outstanding as of the date of the Purchase Agreement, the Consideration Shares will be increased by a number of shares equal to (x) 31.5% multiplied by (y) the number of shares of Class A Common Stock issued upon the exercise or conversion of such warrants. Assuming all such warrants are fully exercised for cash, we would issue up to an additional 725,592 shares of Class A Common Stock as part of the Consideration Shares; and

•

Proposal 2: Approval of the Adjournment Proposal. To consider and vote upon a proposal for an adjournment of the Special Meeting, if necessary or appropriate in the view of our Board, including but not limited to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Issuance Proposal (such proposal, the “Adjournment Proposal”).

The Company’s Board of Directors (the “Board”), with Mr. Naheta recusing himself, as described below, recommends that the stockholders vote “FOR” each of the Issuance Proposal and the Adjournment Proposal.

The Special Committee, as properly delegated by the Board, has fixed the close of business on February 10, 2026 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting. Therefore, each outstanding share of Class A Common Stock entitles the holder of record of such share at the close of business on February 10, 2026 to receive notice of, and to vote at, the Special Meeting.

The accompanying proxy is solicited by the Board and the accompanying proxy statement provides a detailed description of the Issuance Proposal and the Adjournment Proposal. We urge you to read the accompanying proxy statement, including any annexes.

All stockholders as of the record date, or their duly appointed proxies, may virtually attend the Special Meeting.

Enclosed are our proxy statement and a proxy card. Your vote is very important. Whether or not you expect to attend the Special Meeting, we urge you to vote your shares by internet, telephone, or by signing, dating and returning the proxy card included in these materials as promptly as possible to ensure your representation at the Special Meeting. If you choose to attend the Special Meeting, you may still vote your shares virtually at the Special Meeting, even if you have previously voted or returned your proxy by any of the methods described in our proxy statement. If your shares are held in street name in a bank or brokerage account, please refer to the materials provided by your bank, broker or other nominee for voting instructions. This Notice of Special Meeting and Proxy Statement (this “Notice”) are available to holders of our Class A Common Stock on our Investor Relations website ht tps://investors.bakkt.com/financial-information/sec-filings. These proxy materials will be available free of charge.

By Order of the Board of Directors,

/s/ Sean Collins
Sean Collins
Chairman of the Board of Directors
February 13, 2026

-i-

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Unless the context otherwise requires, all references to “Bakkt,” “we,” “us,” “our,” or the “Company” in this proxy statement and related materials refer to Bakkt, Inc. and its subsidiaries.

This proxy statement contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. You can identify forward-looking statements because they contain words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” the negative of such terms, and other similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to our business. Forward-looking statements in this proxy statement may include, for example, statements about the potential impacts, benefits and risks associated with the Issuance Proposal, the projected financial and operational information regarding DTR and the Company after giving effect to the acquisition by Bakkt of DTR, in exchange for equity consideration (as described below) (the “Acquisition”). These forward-looking statements are based on information available as of the date of this proxy statement and management’s current expectations, forecasts and assumptions, and involve a number of judgments, known and/or unknown risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. We do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of our assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: the inability to obtain stockholder approval of the Issuance Proposal; the amount of the costs, fees, expenses, and charges related to the Purchase Agreement or the Acquisition; risks related to the Acquisition diverting Management’s or employee’s attention from ongoing business operations; the Company’s ability to grow and manage growth profitably; whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for crypto currencies and digital stablecoin payments; changes in the Company’s business strategy, including its adoption of a digital asset treasury strategy; the price of digital assets; risks associated with owning digital assets, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its treasury strategy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the crypto, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding crypto currencies, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commercial counterparties; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its quarterly reports on Form 10-Q for the quarter ended March 31, 2025, the quarter ended June 30, 2025 and the quarter ended September 30, 2025, the risks regarding the Company’s adoption of its investment policy set forth in Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 10, 2025, and the risks regarding the Company’s adoption of its Treasury Strategy set forth in Exhibit 99.1 to its Current Report on Form 8-K, dated January 9, 2026.

Summary

This summary highlights material information from this proxy statement related to the acquisition by Bakkt of Distributed Technologies Research Global Ltd., a private limited company incorporated in Cyprus, (“DTR”) in exchange for equity consideration (described below) (the “Acquisition” and together with the transactions contemplated by the Purchase Agreement (as defined below) the “Transactions”) and may not contain all of the information that is important to you. To understand the Transactions more fully and for a more complete description of the legal terms of the Transactions, you should carefully read and consider this entire proxy statement and the annexes to this proxy statement. These documents contain important information about, among other things, the Transactions and how they affect you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption, “Where You Can Find More Information.” The Purchase Agreement is attached as Annex A to this proxy statement. You should carefully read and consider the entire Purchase Agreement, which is the legal document that governs the Transactions and the issuance of the Consideration Shares, because these documents contain important information about the Transactions and how they affect you.

Throughout this proxy statement we refer to the Share Purchase Agreement, dated as of January 11, 2026, as amended from time to time, by and among Bakkt Opco Holdings, LLC (“Opco”), the Company, DTR, and Akshay Naheta (Mr. Naheta or the “Seller”), as the “Purchase Agreement,” and our Class A Common Stock, par value $0.0001 per share, as “Class A Common Stock.” Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Purchase Agreement.

Parties Involved in the Acquisition

Bakkt, Inc.

Founded in 2018, Bakkt, Inc. (“Bakkt” or the “Company”) is building the backbone of next-generation financial infrastructure. The Company provides solutions that enable institutional participation in the digital asset economy — spanning Bitcoin, tokenization, stablecoin payments, and AI-driven finance. With the scale, security, and regulatory compliance demanded by global institutions, Bakkt is positioned at the center of a generational transformation in what money is, how it moves, and how markets operate.

Bakkt’s principal executive offices are located at 1 Liberty Street, Floor 3, Suite 305-306, New York, New York 10006. Bakkt’s telephone number is (678) 534-5849. Bakkt’s website is www..bakkt.com.

Distributed Technologies Research Global Ltd.

Distributed Technologies Research Global Ltd. (“DTR”) provides digital payments infrastructure that enables businesses to move value globally across fiat and crypto rails in a secure, compliant, and scalable manner.

DTR’s principal executive offices are located at Georgiou Christoforou 8, Strovolos, Nicosia, 2012, Cyprus. DTR’s telephone number is + 357 22 000 190. DTR’s website is https://www.dtr.org/.

Akshay Naheta

Akshay Naheta is the Chief Executive Officer and principal owner of DTR and the Chief Executive Officer, President of Bakkt and member of the Board.

Bakkt Opco Holdings, LLC

Bakkt Opco Holdings, LLC is a wholly owned subsidiary of Bakkt, Inc.

The Acquisition (see Description of the Transaction)

On January 11, 2026, Opco entered into the Purchase Agreement by and among Opco, the Company, DTR and Akshay Naheta. Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Company will acquire DTR in exchange for equity consideration of the Company.

The Acquisition Consideration (see Description of the Transaction)

The consideration to be delivered by the Company to the DTR Holders for DTR will consist solely of equity consideration of the Company. The Company will issue to DTR Holders shares of Class A Common Stock equal to 31.5% of the aggregate number of shares of the Company’s Class A Common Stock that are issued and outstanding immediately prior to the Closing, plus the aggregate number of shares of the Company’s capital stock issuable upon full exercise or conversion of any options, warrants or other convertible derivative securities that are outstanding immediately prior to the Closing, on an as-converted basis, but excluding any warrants to purchase shares of the Class A Common Stock.

The number of shares of Class A Common Stock issuable to the DTR Holders (i) will be increased by a number of shares of Class A Common Stock equal to (x) 31.5% multiplied by (y) the number of shares of Class A Common Stock that the Company issues upon the exercise or conversion of any warrants to purchase Class A Common Stock that are outstanding as of the date of the Purchase Agreement and (ii) will be reduced by a number of shares of Class A Common Stock equal to (x) the aggregate amount of any indebtedness of DTR (including the aggregate amount of shareholder loans anticipated to be extended to DTR by Mr. Naheta or his affiliates, not to exceed $500,000 per month in the period prior to the Closing) and any transaction expenses that DTR or Mr. Naheta incur that are in excess of the $1.5 million of transaction expenses that the Company agreed to reimburse under the Purchase Agreement divided by (y) the volume-weighted average trading price for a share of Class A Common Stock measured over the 20 consecutive trading day period ending on and including the day immediately prior to the date of the Closing.

Required Stockholder Approval (see the Issuance Proposal)

The affirmative vote of the holders of a majority in voting power of the votes cast is necessary to approve the Issuance Proposal and the Adjournment Proposal.

In connection with the Purchase Agreement, each of the Company’s directors and executive officers, and certain stockholders holding more than five percent of the Company’s voting securities (the “Voting Support Parties”) executed the Voting and Support Agreement with the Company and DTR. The Voting and Support Parties agreed to vote their shares of the Company’s Class A Common Stock and preferred stock (including those owned beneficially), in favor of the Transactions and the Issuance Proposal. The Voting and Support Parties together beneficially own shares of the Company’s Class A Common Stock representing approximately 35.7% of the Company’s outstanding shares of Class A Common Stock.

The Special Meeting

Date, Time and Place

The Special Meeting to consider and vote on the Issuance Proposal and the Adjournment Proposal will be held on March 24, 2026 at 1:00 p.m., Eastern Time. This Special Meeting will be a “virtual meeting” conducted solely online. You will be able to attend the Special Meeting online by logging in at www.virtualshareholdermeeting.com/BKKT2026SM.

Record Date; Shares Entitled to Vote

You are entitled to vote at the Special Meeting if you owned shares of Bakkt Class A Common Stock at the close of business on February 10, 2026 (the “Record Date”). Each holder of Bakkt Class A Common Stock shall be entitled to one vote for each such share owned at the close of business on the Record Date.

Quorum

As of the Record Date, there were 25,761,710 shares of Class A Common Stock outstanding and entitled to vote at the Special Meeting. The holders of a majority of the shares of Class A Common Stock issued and outstanding and entitled to vote at the Special Meeting, virtually present in person, by remote communication, or represented by proxy, will constitute a quorum at the Special Meeting.

Recommendation of the Company’s Special Committee and Board of Directors (see Issuance Proposal)

A Special Committee of the Board, composed entirely of independent and disinterested directors (the “Special Committee”), was formed and granted full authority to review, negotiate, and approve the terms of the Transactions on behalf of the Company. After evaluating the Transactions, the Special Committee unanimously determined that the Transactions were fair to, and in the best interests of, the Company and its stockholders (excluding Mr. Naheta and his affiliates), approved the Transactions, and recommended that the full Board (excluding Mr. Naheta from such consideration) approve the Transactions.

Following the Special Committee’s approval, the Board (excluding Mr. Naheta from such consideration) approved the Transactions and determined to submit the Issuance

Proposal to the Company’s stockholders for approval. Mr. Naheta, is a member of the Board, and recused himself from consideration and deliberation with respect to the Transactions and abstained from the vote.

The Special Committee and the Board, with Mr. Naheta recusing himself, and after considering the factors more fully described in the enclosed proxy statement, has: (a) determined that the Purchase Agreement and the transactions contemplated thereby, are advisable and in the best interests of the Company and its stockholders, (b) approved, declared advisable and adopted the Purchase Agreement and the transactions contemplated thereby, and (c) recommended that the Company’s stockholders approve the proposals described in this proxy statement.

The disinterested members of the Board and the Special Committee recommend that you vote: (1) “FOR” the Issuance Proposal; and (2) “FOR” the Adjournment Proposal, if necessary or appropriate.

Opinion of the Special Committee’s Financial Advisor - Kroll (see Opinion of the Special Committee’s Financial Advisor - Kroll)

On January 9, 2026, Kroll LLC, operating through its Duff & Phelps Opinions Practice (“Duff & Phelps”) verbally rendered its opinion (which was subsequently confirmed in writing by delivery of Duff & Phelp’s written opinion addressed to the Special Committee dated January 9, 2026) as to the fairness, from a financial point of view, to the Company and the stockholders of the Company (excluding Mr. Naheta) of the consideration to be paid by the Company for DTR, pursuant to the Purchase Agreement.

Duff & Phelps’ opinion was directed to the Special Committee (in its capacity as such) and only addressed the fairness, from a financial point of view, to the Company and the stockholders of the Company (excluding Mr. Naheta) of the consideration to be paid by the Company for DTR in the Acquisition pursuant to the Purchase Agreement and did not address any other aspect or implication of the Transactions or any other agreement, arrangement or understanding. The summary of Duff & Phelps’ opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex B to this proxy statement and describes certain of the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Duff & Phelps in connection with the preparation of its opinion. However, neither Duff & Phelps’ opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Special Committee, the Board, any security holder of the Company or any other person as to how to act or vote with respect to any matter relating to the Transactions. See “Opinion of the Special Committee’s Financial Advisor - Kroll.”

Interests of the Company’s Directors and Executive Officers in the Transactions

When considering the foregoing recommendation of the Special Committee and the disinterested members of the Board that you vote to approve the Issuance Proposal, the Company’s stockholders should be aware that the Company’s directors and executive officers may have interests in the Transactions that are different from, or in addition to, the interests of the Company’s stockholders more generally. Interests of directors and officers that may be different from or in addition to the interests of the Company’s stockholders include, among others:

•	Akshay Naheta, the Company’s Chief Executive Officer, President, and member of the Board, is the Chief Executive Officer of DTR; and

•	Akshay Naheta and his respective affiliates are securityholders of DTR.

In (1) evaluating and negotiating the Purchase Agreement, (2) approving the Purchase Agreement and the Transactions and (3) recommending that the Issuance Proposal be adopted by stockholders, each of the Special Committee and the disinterested members of the Board were aware of and considered these interests, among other matters, to the extent that these interests existed at the time. These interests also include the entitlement to indemnification benefits in favor of directors and executive officers of the Company and the reimbursement rights afforded to Mr. Naheta for up to $500,000 per month in loans to support the operations of DTR in the pre-closing period. See “Interests of Bakkt’s and DTR’s Directors and Officers in the Purchase Agreement.” See also the table of certain beneficial owners of our Class A Common Stock under the caption, “Security Ownership of Certain Beneficial Owners and Management.”

Bakkt, Inc.

One Liberty Plaza,

1 Liberty Street, Floor 3, Suite 305-306

New York, New York 10006

February 13, 2026

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

To be Held On March 24, 2026, at 1:00 p.m. Eastern Time

Virtually by Live Webcast at: www.virtualshareholdermeeting.com/BKKT2026SM.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING

Why am I receiving these materials?

The Board of Directors (the “Board”) of Bakkt, Inc. (the “Company,” “we” or “Bakkt”) is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at Bakkt’s Special Meeting of Stockholders to be held on March 24, 2026, at 1:00 p.m. Eastern Time (together with any adjournment, postponement or other delay thereof, the “Special Meeting”), for the purpose of considering and acting upon the matters set forth in this proxy statement. These proxy materials are being distributed to you beginning on February 14, 2026. As a stockholder, you are invited to attend the Special Meeting and are requested to vote on the proposals described in this proxy statement.

The proposals to be voted on at the Special Meeting are:

•

Proposal 1: Approval of the Issuance of Shares in Accordance with NYSE Rules. To consider and vote upon a proposal to approve the issuance of a number of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), equal to 31.5% of the aggregate number of shares of our Class A Common Stock that are issued and outstanding immediately prior to the Closing (as defined below), plus the aggregate number of shares of the Company’s capital stock issuable upon full exercise or conversion of any options, warrants or other convertible derivative securities that are outstanding immediately prior to the Closing, on an as-converted basis, but excluding any warrants to purchase shares of the Class A Common Stock, to the beneficial owners of the shares of Distributed Technologies Research Global Ltd. (“DTR”), including Akshay Naheta, our Chief Executive Officer, President and a member of the Board, in accordance with Sections 312.03(b), 312.03(c), and 312.03(d) of the New York Stock Exchange (“NYSE”) Listed Company Manual (the “Listed Company Manual,” and, such proposal, the “Issuance Proposal”). The actual number of Consideration Shares to be issued will be determined immediately prior to the Closing (as defined below) based on the Exchange Ratio (as provided for in the

Purchase Agreement) and our capitalization immediately prior to the consummation of our Acquisition (the “Closing”) in accordance with the Share Purchase Agreement, by and among us, Bakkt Opco Holdings, LLC (“Opco”), DTR, and Mr. Naheta (the “Purchase Agreement”) inclusive of any other issuances of preferred stock, common stock and securities convertible into or exercisable for common stock pursuant to subscription, purchase or similar agreements that we have entered, or may enter, into prior to the Closing; and

•

Proposal 2: Approval of the Adjournment Proposal. To consider and vote upon a proposal for an adjournment of the Special Meeting, if necessary or appropriate in the view of our Board, including but not limited to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Issuance Proposal (such proposal, the “Adjournment Proposal”).

Holders of the Class A Common Stock will not be entitled to appraisal, dissenters’ or similar rights in connection with these proposals.

What are the Special Committee’s and the Board’s recommendations on how to vote my shares?

The Special Committee and the Board, with Mr. Naheta recusing himself, as described below, recommends a vote:

•	Proposal 1: “FOR” the approval of the Issuance Proposal.

•	Proposal 2: “FOR” the approval of the Adjournment Proposal.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own in the event that you are unable to cast your vote directly at the Special Meeting. The person you designate is your “proxy,” and you give the proxy authority to vote your shares at the Special Meeting—according to your instructions—by submitting your voting instructions online, by telephone, or via a physical proxy card. We have designated our Chief Financial Officer, Karen Alexander, and our General Counsel and Secretary, Marc D’Annunzio, to serve as proxies for the Special Meeting.

Why is the Company seeking approval of the Issuance Proposal?

On January 11, 2026, Opco, the Company, DTR and Mr. Naheta entered into the Purchase Agreement. Mr. Naheta is Chief Executive Officer, President of the Company and a member of the Board. Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Company will acquire DTR by issuing the Consideration Shares to the DTR Holders.

The number of Consideration Shares issuable in the Acquisition (i) will be increased by a number of shares of Class A Common Stock equal to (x) the Seller Allocation Percentage (as defined below) multiplied by (y) the number of shares of Class A Common Stock that the Company issues upon the exercise or conversion of any warrants to purchase Class A Common Stock that are outstanding as of the date of the Purchase Agreement and (ii) will be reduced by a number of shares of Class A Common Stock equal to (x) the aggregate amount of any indebtedness of DTR (including the aggregate amount of shareholder loans anticipated to be extended to DTR by Mr. Naheta or his affiliates up to $500,000 per month to support the operations of DTR in the pre-closing period) and any transaction expenses that DTR or Mr. Naheta incur that are in excess of the $1.5 million of transaction expenses that the Company agreed to reimburse under the Purchase Agreement divided by (y) the volume-weighted average trading price for a share of Class A Common Stock measured over the 20 consecutive trading day period ending on and including the day immediately prior to the Closing. As of the record date, a total of 25,761,710 shares of Class A Common Stock were issued and outstanding. If the Issuance Proposal is passed, approximately 34,976,178 shares of Class A Common Stock will be outstanding. Assuming approximately 9,214,468 shares of Class A Common Stock are issued as Consideration Shares, the Consideration Shares would collectively represent approximately 26.4% of the outstanding votes of the Company’s Class A Common Stock based on the sum of the shares that were issued and outstanding as of the record date plus such Consideration Shares assumed to be issued. In addition, to the extent the Company issues, including following the Closing, shares of Class A Common Stock in respect of warrants to purchase shares of Class A Common Stock that were outstanding as of the date of the Purchase Agreement, the Consideration Shares will be increased by a number of shares equal to (x) 31.5% multiplied by (y) the number of shares of Class A Common Stock issued upon the exercise or conversion of such warrants. Assuming all such warrants are fully exercised for cash, we would issue up to an additional 725,592 shares of Class A Common Stock as part of the Consideration Shares.

The Company’s Class A Common Stock is listed on the NYSE and, as such, we are subject to the applicable rules of NYSE, including NYSE rule 312.03(b) 312.03(c), and 312.03(d). Due to such requirements, the issuance of shares pursuant to the Transactions is subject to approval of our stockholders.

What are the consequences if the Issuance Proposal is not approved?

If the Company is unable to obtain approval of the Issuance Proposal, we would not be able to issue the Consideration Shares to the DTR Holders, the Purchase Agreement may be terminated by DTR or by the Company, and the Transactions may not be consummated. If the Transactions are not consummated, the Company will pay all costs, fees, and expenses incurred or accrued, due, or payable by the Company and its subsidiaries or Seller (including those triggered by the Closing) in connection with the Transactions or any related matters incurred by each of DTR and Mr. Naheta, up to an aggregate amount equal to $1,500,000.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

This proxy statement and accompanying proxy card, or for shares held in street name (held for your account by a broker or other nominee), voting instruction form, are scheduled to be first sent to stockholders beginning on or about February 14, 2026.

When is the record date for the Special Meeting?

The Special Committee has fixed the record date for the Special Meeting as of the close of business on February 10, 2026.

Who is entitled to vote at the Special Meeting?

Each share of our Class A Common Stock issued and outstanding as of the close of business on February 10, 2026, the record date for the Special Meeting, is entitled to vote on all items being considered at the Special Meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares you own through an account with a broker, bank, trustee, or other intermediary, sometimes referred to as owning in “street name.” On the record date, we had 25,761,710 shares of Class A Common Stock issued and outstanding.

How many votes am I entitled to per share?

For all matters described in this proxy statement for which your vote is being solicited, each holder of a share of Class A Common Stock is entitled to one vote for such share of Class A Common Stock held by such holder as of the record date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders beneficially own shares held in “street name” by a broker, bank, trustee, or other nominee rather than holding the shares directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by our mailing agent. As the stockholder of record, you have the right to grant your voting proxy directly to our designated proxies at the Special Meeting. You may vote online or by telephone as described below under the heading “How can I vote my shares without attending the Special Meeting?” You may also vote by mail by following the instructions on your proxy card.

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Beneficial Owner. If your shares are held in a brokerage account or by another intermediary, you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by your broker, bank, trustee, or other nominee. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote your shares, and you are also invited to attend the Special Meeting.

What do I need to do to attend the Special Meeting?

We will be hosting the Special Meeting via live audio webcast only.

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Stockholder of Record. If you were a stockholder of record as of the record date, then you may attend the Special Meeting virtually, and will be able to submit your questions during the Special Meeting and vote your shares electronically during the meeting by visiting proxyvote.com. To attend and participate in the Special Meeting, you will need the control number included on your proxy card. The Special Meeting live audio webcast will begin promptly at 1:00 p.m., Eastern time. We encourage you to access the Special Meeting prior to the start time. Online check-in will begin at 12:30 p.m., Eastern time, and you should allow ample time for the check-in procedures.

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Street Name Stockholders. If you were a street name stockholder as of the record date and your voting instruction form indicates that you may vote your shares through the proxyvote.com website, then you may access and participate in the Special Meeting with the control number indicated on that voting instruction form. Otherwise, street name stockholders should contact their bank, broker or other nominee and obtain a legal proxy in order to be able to attend and participate in the Special Meeting.

If you do not comply with the procedures outlined above, you may not be admitted to the Special Meeting.

Please let us know if you plan to attend the Special Meeting virtually by indicating your plans when prompted if you vote online or by telephone, or by marking the appropriate box on your proxy card if you vote by mail.

Will the Special Meeting be webcast?

Yes, it will be webcast at www.virtualshareholdermeeting.com/BKKT2026SM.

How can I vote my shares at the Special Meeting, and what are the deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•	by Internet at www.proxyvote.com, 24 hours a day, 7 days a week, until 11:59 pm, Eastern time, on March 23, 2026 (have your proxy card in hand when you visit the website);

•	by toll-free telephone at the phone number listed on your proxy card, 24 hours a day, 7 days a week, until 11:59 pm, Eastern time, on March 23, 2026 (have your proxy card in hand when you call);

•	by completing, signing and mailing your proxy card, which must be received prior to the Special Meeting; or

•	by attending the Special Meeting virtually at www.virtualshareholdermeeting.com/BKKT2026SM, where you may vote during the Special Meeting (have your proxy card in hand when you visit the website).

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the Special Meeting with the control number indicated on that voting instruction form. Otherwise, you may not vote your shares at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee. Vote as early as possible in advance so that your vote will be counted if you later decide not to, or are unable to, virtually attend the Special Meeting.

What is the deadline for voting my shares?

If you hold shares as a stockholder of record, we must receive your vote before the polls close at the Special Meeting, except that proxies submitted via the Internet, telephone, or by mail must be received by 11:59 p.m. Eastern Time on March 23, 2026.

If you hold shares in street name, please follow the voting instructions provided by your broker, bank or other nominee. You may vote these shares at the Special Meeting only if at the Special Meeting you provide a legal proxy obtained from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

You may change your vote at any time prior to the taking of the vote at the Special Meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), or (ii) providing a written notice of revocation to our corporate secretary at Bakkt, Inc., One Liberty Plaza, 1 Liberty Street, Floor 3, Suite 305-306, New York, New York 10006, Attn: Secretary, prior to your shares being voted. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and from our corporate secretary for ten days prior to the Special Meeting for any purpose germane to the Special Meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our corporate headquarters at One Liberty Plaza, 1 Liberty Street, Floor 3, Suite 305-306 New York, New York 10006.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Bakkt or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

How many shares must be present or represented to conduct business at the Special Meeting?

Holders of a majority in voting power of the stock issued and outstanding and entitled to vote as of the record date must be present or represented by proxy, also referred to as a quorum, to hold and transact business at the Special Meeting. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker, bank, trustee, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Because the Issuance Proposal and Adjournment Proposal require the approval of the majority of votes cast affirmatively or negatively by the holders of Class A Common Stock, abstentions and “broker non-votes” will have no effect on the outcome of the Issuance Proposal or Adjournment Proposal. If there is no quorum, the chairperson of the Special Meeting or the holders of a majority of the issued and outstanding shares of stock present at the Special Meeting may adjourn the Special Meeting to another date.

Who will solicit and who will bear the cost of soliciting proxies for the Special Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting proxies. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We may also reimburse brokerage firms, banks, trustees, and other nominees for the cost of forwarding proxy materials to beneficial owners.

What vote is required to approve each item?

Required Vote— Issuance Proposal (Proposal 1). The affirmative vote of the holders of a majority in voting power of the votes cast is necessary to approve the Issuance Proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

Required Vote— Adjournment Proposal (Proposal 2). The affirmative vote of the holders of a majority in voting power of the votes cast is necessary to approve the Adjournment Proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

If the Special Meeting is postponed for any purpose, at any subsequent reconvening of the Special Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Special Meeting unless you withdraw or revoke your proxy.

Could other matters be decided at the Special Meeting?

No business may be transacted at the Special Meeting except that referred to in the Notice of the Special Meeting, or in a supplemental notice given also in compliance with the provisions of the Company’s By-laws, or such other business as may be germane or supplementary to the business that is stated in the Notice of the Special Meeting or any supplemental notice. The Company does not know of any other matters that may be presented for action at the Special Meeting other than the Issuance Proposal and the Adjournment Proposal.

What happens if the Special Meeting is adjourned or postponed?

The Special Meeting may be adjourned or postponed for the purpose of, among other things, soliciting additional proxies. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned or postponed Special Meeting. You will still be able to change your proxy until it is voted.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Will the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024 attend the Special Meeting?

A representative of KPMG LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2024, who is no longer the Company’s independent registered public accounting firm, is not expected to be attending the Special Meeting.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results in a Current Report on Form 8-K (a “Form 8-K”) filed promptly with the U.S. Securities and Exchange Commission (the “SEC”), but in any event within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we will file a Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Form 8-K to publish the final results.

DESCRIPTION OF THE TRANSACTION

Parties to the Transactions

Bakkt, Inc.

Founded in 2018, Bakkt, Inc. (“Bakkt,” “we,” “us,” “our,” or the “Company”) is building the backbone of next-generation financial infrastructure. The Company provides solutions that enable institutional participation in the digital asset economy — spanning Bitcoin, tokenization, stablecoin payments, and AI-driven finance. With the scale, security, and regulatory compliance demanded by global institutions, Bakkt is positioned at the center of a generational transformation in what money is, how it moves, and how markets operate.

Our principal executive offices are located at One Liberty Plaza, 1 Liberty Street, Floor 3, Suite 305-306 New York, New York 10006. Our telephone number is (678) 534-5849. Our website is bakkt.com. Information contained on, or that can be accessed through, our website is not a part of, and is not incorporated into, this proxy statement, and the inclusion of our website address in this proxy statement is an inactive textual reference only.

Distributed Technologies Research Global Ltd.

Distributed Technologies Research Global Ltd. (“DTR”) provides digital payments infrastructure that enables businesses to move value globally across fiat and crypto rails in a secure, compliant, and scalable manner.

DTR’s principal executive offices are located at Georgiou Christoforou 8, Strovolos, Nicosia, 2012, Cyprus. DTR’s telephone number is + 357 22 000 190. DTR’s website is https://www.dtr.org/.

Purchase Agreement

On January 11, 2026, Bakkt Opco Holdings, LLC (“Opco”), a Delaware limited liability company and wholly owned subsidiary of the Company, entered into a Share Purchase Agreement (the “Purchase Agreement”) by and among Opco, the Company, Distributed Technologies Research Global Ltd., a private limited company incorporated in Cyprus (“DTR”), and Akshay Naheta (Mr. Naheta or the “Seller”). Mr. Naheta is Chief Executive Officer, President and a member of the Board of Directors (the “Board”) of the Company. Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, we will acquire DTR by issuing an aggregate number of shares of our Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), equal to 31.5% (the “Seller Allocation Percentage”) of the aggregate number of shares of Class A Common Stock that are issued and outstanding immediately prior to the Closing (as defined below), plus the aggregate number of shares of the Company’s capital stock issuable upon full exercise or conversion of any options, warrants or other convertible derivative securities that are outstanding immediately prior to the Closing, on an as-converted basis, but excluding any warrants to purchase shares of the Class A Common Stock (such number of shares, the

“Consideration Shares”) to the Seller and beneficial owners of DTR shares (collectively, the “DTR Holders,” and such acquisition, the “Acquisition” and the Acquisition together with the transactions contemplated by the Purchase Agreement, including the issuance of the Consideration Shares, the “Transactions”).

The number of Consideration Shares issuable in the Acquisition (i) will be increased by a number of shares of Class A Common Stock equal to (x) the Seller Allocation Percentage multiplied by (y) the number of shares of Class A Common Stock that we issue upon the exercise or conversion of any warrants to purchase Class A Common Stock that are outstanding as of the date of the Purchase Agreement and (ii) will be reduced by a number of shares of Class A Common Stock equal to (x) the aggregate amount of any indebtedness of DTR (including the aggregate amount of shareholder loans anticipated to be extended to DTR by Mr. Naheta or his affiliates up to $500,000 per month to support the operations of DTR in the pre-closing period) and any transaction expenses that DTR or Mr. Naheta incur that are in excess of the $1.5 million of transaction expenses that the Company agreed to reimburse under the Purchase Agreement divided by (y) the volume-weighted average trading price for a share of Class A Common Stock measured over the 20 consecutive trading day period ending on and including the day immediately prior to the date of the closing of the Transactions (the “Closing”).

A Special Committee of the Board, composed entirely of independent and disinterested directors (the “Special Committee”), was formed and granted full authority to review, negotiate, and approve the terms of the Transactions on behalf of the Company. After evaluating the Transactions, the Special Committee unanimously determined that the Transactions were fair to, and in the best interests of, the Company and its stockholders (excluding Mr. Naheta and his affiliates), approved the Transactions, and recommended that the full Board (excluding Mr. Naheta from such consideration) approve the Transactions.

Following the Special Committee’s approval, the Board (excluding Mr. Naheta from such consideration) approved the Transactions and determined to submit the Transactions to the Company’s stockholders for approval. The Seller, Mr. Naheta, is a member of the Board, and recused himself from consideration and deliberation with respect to the Transactions and abstained from the vote.

The completion of the Acquisition is subject to satisfaction or waiver of certain customary mutual closing conditions, including (1) receipt of approval from the Company’s stockholders, (2) receipt of certain regulatory approvals and (3) the absence of any order or law prohibiting consummation of the Transactions. The obligation of each party to consummate the Transactions is also conditioned on the other party having performed in all material respects its obligations under the Purchase Agreement and the other party’s representations and warranties in the Purchase Agreement being true and correct (subject to certain materiality qualifiers).

The Purchase Agreement contains customary representations and warranties of the Company and the Seller relating to their respective businesses and financial statements, in each case generally subject to customary qualifiers. Additionally, the Purchase Agreement provides for customary pre-closing covenants of the Company, DTR and the Seller, including covenants of the Company and DTR to conduct its business in the ordinary course, subject to certain exceptions, and to refrain from taking certain actions without the other party’s consent. The Company, DTR and the Seller also agreed to use their respective reasonable best efforts to cause the Transactions to be consummated. We are also subject to a covenant prohibiting the Board from changing its recommendation of the Transactions (a “Parent Board Recommendation Change”) except in connection with an Intervening Event or in order to accept a Parent Superior Proposal (each as defined in the Purchase Agreement), in each case, subject to a number of conditions and a formal process.

The Purchase Agreement contains termination rights for each of us, DTR and the Seller, including, among others, (1) if the consummation of the Transactions does not occur on or before July 10, 2026, as may be automatically extended to October 8, 2026 to the extent that all closing conditions other than regulatory-related conditions have been satisfied as of the former date and, subject to certain conditions, (2) if we are unable to receive stockholder approval at the Special Meeting, (3) by DTR, in the event of a breach of the Purchase Agreement by us that would cause a failure of a closing condition, (4) by us, in the event of a breach of the Purchase Agreement by DTR or the Seller that would cause a failure of a closing condition, (5) by DTR, in the event of a Parent Board Recommendation Change, (6) by Seller, at any time prior to the Closing, if (x) we terminate Seller’s employment under the Seller Employment Agreement (as defined in the Purchase Agreement), other than for Cause (as defined in the Seller Employment Agreement), or (y) Seller terminates Seller’s employment under the Seller Employment Agreement for Good Reason (as defined in the Seller Employment Agreement), and (7) by us, at any time prior to the Closing, if (i) we terminate Seller’s employment under the Seller Employment Agreement for Cause, or (ii) Seller terminates Seller’s employment under the Seller Employment Agreement other than for Good Reason. In the event of termination by DTR due to a Parent Board Recommendation Change, a $4.815 million termination fee will be payable by us to DTR, in cash or Class A Common Stock, at our election (the “Termination Fee”).

The Purchase Agreement provides that, during the period from the date of the Purchase Agreement until the Closing or the earlier termination of the Purchase Agreement, the Seller is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, provide non-public information to third parties and engage in negotiations with third parties regarding alternative acquisition proposals, subject to exceptions.

In connection with the Purchase Agreement: (i) the Seller entered into a non-competition agreement (the “Non-Competition Agreement”) with the Company, (ii) each current DTR Holder other than Mr. Naheta entered into a joinder agreement with Opco, the Company, DTR and the Seller (each, a “Joinder Agreement”), (iii) each current DTR Holder, the Company, Mr. Naheta and Intercontinental Exchange Holdings, Inc. (“ICE”) entered into an amended and restated registration rights agreement (the “Amended and Restated RRA”), and (iv) each of our directors, executive officers and certain stockholders holding more than five percent of the Company’s voting securities (collectively, the “Voting and Support Parties”) executed a voting and support agreement (the “Voting and Support Agreement”) with us and DTR.

The Purchase Agreement has been included to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Opco, DTR or the Seller. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific dates therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

Non-Competition Agreement

Pursuant to the Non-Competition Agreement, Mr. Naheta has agreed, effective at the Closing, to not, without the prior written consent of the Company, compete with the business, activities, products or services conducted, authorized, offered, or provided by the Company or any of its subsidiaries in the United States, or any other jurisdiction where we conduct business as of the Closing during a period beginning on the date of the Closing and ending on the first anniversary of the Closing (the “Restricted Period”), or, upon exercise by the Company, in our sole discretion, a later date that is on or prior to the second anniversary of the Closing (such period, the “Extension Period”). If (i) Mr. Naheta’s employment is terminated with us or any subsidiary or affiliate thereof, regardless of whether we or Mr. Naheta initiated the termination of employment, and (ii) we have elected to extend the Restricted Period into the Extension Period, then after the first anniversary of the Closing, we shall pay to Mr. Naheta monthly compensation for each month of the Extension Period in an amount equal to 100% of Mr. Naheta’s average monthly base salary from the Company during the twelve months immediately preceding such termination.

Amended and Restated Registration Rights Agreement

The Amended and Restated RRA, which will be effective at the Closing, amends and restates that certain Registration Rights Agreement dated as of October 15, 2021 (the “Prior RRA”), pursuant to which we granted ICE and the other holders party thereto certain registration rights with respect to certain of our securities. Under the terms of the Amended and Restated RRA, we agreed, among other things, to register for resale (a) any Class A Common Stock currently owned by ICE or that may be issued upon exercise of any warrants currently owned by ICE, (b) the Consideration Shares, and (c) any other of our equity securities issued or issuable to any stockholder with respect to any such share of Class A Common Stock referred to in clauses (a) and (b) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, the “Registrable Securities”). Under the terms of the Amended and Restated RRA, we have agreed to prepare and file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register for resale the Registrable Securities within five business days after the date of the Closing. We have agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities. Furthermore, under the Amended and Restated RRA, the holders of the Registrable Securities have certain customary underwritten offering demand rights and piggyback registration rights. We have granted certain customary piggyback registration rights and indemnification rights in connection with such registration of Registrable Securities.

Voting and Support Agreement

Pursuant to the Voting and Support Agreement, the Voting and Support Parties agreed to vote their shares of our Class A Common Stock and preferred stock (including those owned beneficially) (collectively, the “Subject Shares”), in favor of the Transactions. The Voting and Support Agreement also contains restrictions on transfer of Subject Shares held by the Voting and Support Parties. The Voting and Support Agreement will automatically terminate upon the earliest to occur of (a) the Closing, (b) the termination of the Purchase Agreement in accordance with its terms, (c) any Parent Board Recommendation Change or (d) any amendment or modification of any provision of the Purchase Agreement that increases the amount or changes the form of consideration in any material respect. The Voting and Support Parties together beneficially own shares of our Class A Common Stock representing approximately 35.7% of the Company’s outstanding shares of Class A Common Stock.

The foregoing descriptions of the Purchase Agreement, the Non-Competition Agreement, the Amended and Restated RRA and the Voting and Support Agreement are not complete and are qualified in their entirety by reference to the full text of such agreements. Please see the Company’s Current Report on Form 8-K, filed on January 12, 2026.

Reasons for the Purchase Agreement

In the course of reaching the recommendations described in the section of this proxy statement captioned “—Recommendation of the Company’s Special Committee and Board of Directors”, the Special Committee considered, in consultation with Kroll, LLC, operating through its Duff & Phelps Opinions Practice (“Duff & Phelps”), Freshfields US LLP (“Freshfields”), acting as legal counsel to the Special Committee, and Wilson Sonsini Goodrich & Rosati, P.C. (“Wilson Sonsini”), acting as legal counsel to Bakkt, and having discussed certain matters with Company management (other than Mr. Naheta) (“Independent Bakkt Management”), the following material factors that weighed in favor of the Purchase Agreement and the Transactions, which are not intended to be exhaustive and are not presented in any relative order of importance:

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Independent Bakkt Management’s feedback that DTR’s technology was more advanced, efficient and scalable than the Company’s existing technology, and that organically building DTR’s capabilities or enhancing the Company’s existing technology (rather than acquiring DTR and its technology) would be prohibitively challenging, costly and time-consuming for the Company;

•	Independent Bakkt Management’s feedback that the acquisition of DTR was an essential component to the Company’s goal of potentially developing a “neobank;”

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the Special Committee’s belief that it was strategically important for the Company to own the DTR technology powering its solutions, rather than solely having access to the DTR technology pursuant to the terms of the Commercial Agreement by and between an affiliate of the Company and DTR, dated as of July 31, 2025 (the “Commercial Agreement”);

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that DTR had assembled a specialized engineering and product team with expertise across AI systems, agentic workflows, programmable payments and regulated financial infrastructure, which would enhance the Company’s talent pool;

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the Special Committee’s understanding of the Company’s industry, business, strategy, technology, financial condition and prospects (including the prospects of the Company as a standalone company absent the acquisition of DTR and the risks involved in achieving such prospects), as well as the Company’s historical and projected financial performance;

•	the Special Committee’s belief, that absent the acquisition of DTR, the Company’s prospects as a stand-alone company were limited;

•	the Company’s need to raise additional equity financing and the belief of the Special Committee that the Company’s ability to raise such financing was greatly enhanced by the acquisition of DTR;

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that the continued service of Mr. Naheta as Chief Executive Officer was a strategic priority for the Company and that the Transactions would serve as a powerful retention incentive, further aligning Mr. Naheta’s interests with the long-term success of the Company;

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the belief that the consideration payable to Seller pursuant to the Purchase Agreement represents fair value for DTR, taking into account DTR’s industry, business, strategy, technology, financial condition and prospects (including the risks involved in achieving such prospects);

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the fact that a prior special committee of the Board (the “Project Blue Special Committee”) had conducted an extensive and open strategic review process, involving more than 28 parties over the course of several months, to solicit proposals for a strategic transaction involving the Company or one or more of its lines of business;

•	the fact that there had been extensive media speculation that the Company was exploring strategic alternatives during the strategic review process conducted by the Project Blue Special Committee;

•	the fact that the Cooperation Agreement was publicly disclosed as of March 20, 2025 and anyone willing to propose an alternative transaction involving the Company had had ample time to do so;

•	the Special Committee’s belief, which was reinforced by the limited interest from potential counter-parties, that the acquisition of DTR was the only viable transaction available to the Company;

•	the fact that the consideration payable to Seller is within the range established by the Cooperation Agreement;

•	the fact that the consideration to be paid to Seller is in shares of the Company’s Class A Common Stock, and not cash, and will not impact the Company’s liquidity;

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that the Company’s stockholders will continue to have ongoing equity participation in the Company following the Transactions and will be able to participate in the Company’s future earnings or growth, if any, and benefit from increases, if any, in the value of the shares of Company Class A Common Stock;

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the financial analysis reviewed by Duff & Phelps with the Special Committee as well as the oral opinion of Duff & Phelps rendered to the Special Committee on January 9, 2026 (which was subsequently confirmed in writing by delivery of Duff & Phelps’ written opinion addressed to the Special Committee dated January 9, 2026), that, as of the date of such opinion and based upon and subject to the scope of analysis, assumptions, qualifications, limiting conditions and other matters set forth therein, the consideration to be paid by Bakkt in the proposed acquisition of DTR was fair from a financial point of view to Bakkt and the Bakkt stockholders excluding Mr. Naheta (without giving effect to any impact of the proposed acquisition of DTR on any particular stockholder other than in its capacity as a stockholder), as more fully described below in the section of this proxy statement captioned “—Opinion of the Special Committee’s Financial Advisor - Kroll”;

•

the Special Committee’s view that the consideration payable to Seller was the result of extensive negotiation and a belief that the consideration payable to Seller was the best price that could reasonably be obtained, that the terms set forth in the Purchase Agreement were the most favorable terms DTR was willing to agree to and that prolonging negotiations further would create a risk of DTR abandoning the Transactions altogether or materially delaying the entry into a definitive agreement for the Transactions; and

•	the terms and conditions of the Purchase Agreement, as discussed in more detail in the section of this proxy statement captioned “Purchase Agreement.”

The Special Committee also considered the factors discussed below, relating to the procedural safeguards that it believes were and are present to ensure the fairness of the Transactions to the Company’s stockholders (excluding Mr. Naheta and his affiliates). The Special Committee believes such factors support its determinations and recommendations and provide assurance of the procedural fairness of the Transactions:

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the authority granted to the Special Committee by the Board to negotiate the terms and conditions of the definitive agreement with respect to the Transactions, or to determine not to pursue a transaction, and the fact that the Board delegated to the Special Committee the full power and authority of the Board to explore, consider, evaluate, review, negotiate and approve any potential Commercial Agreement with DTR and any potential transaction involving DTR contemplated by the Cooperation Agreement;

•

that, prior to the Closing (or, if earlier, the valid termination of the Purchase Agreement), the Purchase Agreement prohibits, without the prior written consent of the Special Committee, (i) the Board from dissolving or otherwise dismantling the Special Committee, or revoking or diminishing the authority of the Special Committee, and (ii) the Company, Buyer and their respective affiliates from removing any director of the Board that is a member of the Special Committee either as a member of the Board or the Special Committee (other than for cause);

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that the Purchase Agreement provides that for all purposes under the Purchase Agreement and any other agreements entered into in connection with the Transactions, the Company and the Board will act, including with respect to the granting of any approval, consent, permission or waiver and the consideration or determination of, comment on, or consultation with respect to, any matter, only as directed by the Special Committee;

•	that the Closing is conditioned upon the receipt of the affirmative vote of a majority of the Company’s stockholders to adopt the Purchase Agreement;

•

the ability of the Board or the Special Committee, under certain circumstances, to effect a Parent Board Recommendation Change in response to a Parent Superior Proposal, subject to the Company paying DTR the Termination Fee, if DTR terminates the Purchase Agreement as a result of such Parent Board Recommendation Change;

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the ability of the Board or the Special Committee, under certain circumstances, to make a Parent Board Recommendation Change in response to an Intervening Event if the Board or the Special Committee, as applicable, determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would reasonably be expected to violate its fiduciary duties under applicable laws, subject to the Company paying DTR the Termination Fee, if DTR terminates the Purchase Agreement as a result of such Parent Board Recommendation Change;

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that the Termination Fee is $4.815 million, which is equal to 4% of the value of DTR at signing, based on the five-day volume weighted average price of the Company’s Class A Common Stock as of, and including, January 9, 2026 and the fact that the Special Committee negotiated for the Company to have the ability to pay the Termination Fee, at its election, in cash or shares of Company Class A Common Stock;

•

the Special Committee’s belief that the Termination Fee payable to DTR in certain circumstances was reasonable in the context of termination fees payable in comparable transactions and in light of the overall terms of the Purchase Agreement;

•

that if the Transactions are not consummated, the Company will pay all costs, fees, and expenses incurred or accrued, due, or payable by the Company and its subsidiaries or Seller (including those triggered by the Closing) in connection with the Transactions or any related matters (the “Transaction Expenses”) incurred by each of DTR and Mr. Naheta, up to an aggregate amount equal to $1,500,000;

•	the fact that the Voting and Support Agreement expressly terminates if the Purchase Agreement is terminated or if the Board or the Special Committee effect a Parent Board Recommendation Change;

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that the members of the Special Committee will not personally benefit from the consummation of the Transactions, in a manner different from the Company’s stockholders (excluding Mr. Naheta and his affiliates), except for indemnification and continuing directors and officers liability insurance coverage and the receipt of customary compensation provided to the members of the Special Committee in respect of their services;

•	that the Special Committee held more than 12 formal meetings to discuss and evaluate a potential acquisition of DTR and that each member of the Special Committee was actively engaged in the process;

•	that the Special Committee retained and received the advice of (i) Duff & Phelps as its financial advisor and (ii) Freshfields as its legal advisor;

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that the Project Blue Special Committee held more than 70 formal meetings to discuss and evaluate Project Blue Strategic Alternatives (as defined in the section of this proxy statement captioned “—Background”) and that each member of the Project Blue Special Committee was actively engaged in the process; and

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that the financial and other terms and conditions of the Transactions were the product of extensive negotiations between the Special Committee, with the assistance of its financial and legal advisors, on the one hand, and DTR and its representatives, on the other hand.

In the course of reaching the determination described in the section of this proxy statement captioned “—Recommendation of the Company’s Special Committee and Board of Directors,” the Special Committee also considered and balanced, in consultation with its own financial and legal advisors, the factors that weighed in favor of the Transactions against a variety of potentially negative factors, uncertainties and risks in its deliberations concerning the Purchase Agreement and the Transactions, which are not intended to be exhaustive and are not presented in any relative order of importance:

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the fact that DTR was an early-stage company and the risks and uncertainties associated with DTR’s business, strategy, technology and financial condition, including its ability to execute on its business plan and the risk that it may not achieve its financial forecasts and prospects;

•

the risks and costs to the Company of the pendency of the Transactions or if the Transactions do not close, including negative effects on the trading price of the shares of Company Class A Common Stock, the potential effect of the diversion of management and employee attention from the Company’s business, the substantial expenses which the Company will have incurred, the potential adverse effect on the relationship of the Company and its subsidiaries with their respective employees, agents, customers and other business contacts;

•

the restrictions on the conduct of the Company’s business prior to the consummation of the Transactions, requiring the Company to conduct its business in the ordinary course, which may delay or prevent the Company from undertaking business opportunities that may arise or any other actions the Company would otherwise take with respect to its operations pending consummation of the Transactions;

•	the risk that the conditions to the parties’ obligations to complete the Transactions may not be satisfied, and as a result, the possibility that the Transactions may not be consummated;

•

the fact that completion of the Transactions is conditioned on obtaining the Specified Financial Regulatory Authorizations and the satisfaction of certain other closing conditions, including that no material adverse effect on the Company has occurred that is continuing, that are not entirely within the Company’s control;

•	the fact that, if DTR terminates the Purchase Agreement as a result of a Parent Board Recommendation Change, the Company would be required to pay DTR the Termination Fee;

•	the fact that the Company does not have a right to terminate the Purchase Agreement in connection with a Parent Board Recommendation Change;

•	that even if the Transactions are not consummated, the Company will pay the Transaction Expenses incurred by each of DTR and Mr. Naheta, up to an aggregate amount equal to $1,500,000;

•	the risk of litigation arising from stockholders in respect of the Purchase Agreement or the Transactions; and

•	the risks of the type and nature described in the section of this proxy statement captioned “Cautionary Note Regarding Forward-Looking Statements.”

The above discussion of the information and factors considered by the Special Committee is not intended to be exhaustive but indicates the material matters considered. In reaching its determination and recommendation, the Special Committee did not quantify, rank or assign any relative or specific weight to any of the foregoing factors, and individual members of the Special Committee may have considered various factors differently. The Special Committee did not undertake to make any specific determination as to whether any specific factor, or any particular aspect of any factor, supported or did not support its ultimate recommendation. The Special Committee based its unanimous recommendation on the totality of the information presented to, and factors considered by, it. In addition, individual members of the Special Committee may have given differing weights to different factors. The Special Committee and the Board are not aware of any firm offer by any other person during the prior two years for a merger or consolidation of the Company with another company, the sale or transfer of all or substantially all of the Company’s assets or a purchase of the Company’s securities that would enable such person to exercise control of the Company.

In reaching the determination described in the section of this proxy statement captioned “—Opinion of the Special Committee’s Financial Advisor - Kroll”, the Board (excluding Mr. Naheta who recused himself from the meeting) considered a number of factors, including the following material factors, which are not intended to be exhaustive and are not presented in any relative order of importance:

•

the belief that the consideration payable to Seller pursuant to the Purchase Agreement represents fair value for DTR, taking into account DTR’s current and historical financial condition, results of operations, business, competitive position and prospects (including the risks involved in achieving such prospects);

•

the Special Committee’s (i) unanimous determination that it is advisable, fair to and in the best interests of the Company and the Company’s stockholders (excluding Mr. Naheta and his affiliates) for the Company to consummate the Transactions, upon the terms and conditions of the Purchase Agreement, (ii) unanimous approval of the execution and delivery by the Company of the Purchase Agreement, the Non-Competition Agreement, the Voting and Support Agreement and the other agreements entered into by or on behalf of the parties in connection with the Transactions (the “Related Agreements”) to which the Company is intended to be a party, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Transactions upon the terms and conditions set forth therein and (iii) unanimous recommendation that the Board (1) approve the execution and delivery by the Company of the Purchase Agreement, the Non-Competition Agreement, the Voting and Support Agreement and the other Related Agreements to which the Company is intended to be a party, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Transactions upon the terms and conditions set forth therein and (2) direct that the Transactions be submitted to the Company’s stockholders for their approval and recommend that the Company’s stockholders vote in favor of the approval of the Transactions; and

•

the procedural fairness of the Transactions, including that the Transactions were extensively negotiated by the Special Committee comprised solely of directors that are independent from Mr. Naheta and disinterested with respect to the Transactions, and who are best positioned and able to evaluate and negotiate a potential acquisition of DTR, and that the Special Committee was advised by its own financial and legal advisors.

The above discussion of the information and factors considered by the Board (excluding Mr. Naheta who recused himself) is not intended to be exhaustive but indicates the material matters considered. In reaching its determination and recommendation, the Board (excluding Mr. Naheta who recused himself) did not quantify, rank or assign any relative or specific weight to any of the foregoing factors, and individual members of the Board may have considered various factors differently. The Board (excluding Mr. Naheta who recused himself) did not undertake to make any specific determination as to whether any specific factor, or any particular aspect of any factor, supported or did not support its ultimate recommendation. The Board (excluding Mr. Naheta who recused himself) based its recommendation on the totality of the information presented to, and factors considered by, it. In addition, individual members of the Board may have given differing weights to different factors.

Background

The following chronology summarizes the key meetings and events that led to the signing of the Purchase Agreement. This chronology does not purport to catalogue every conversation of or among members of the Board, the Project Blue Special Committee, the Special Committee, Bakkt’s management, the Project Blue Special Committee’s or the Special Committee’s respective financial or legal advisors, DTR or its financial or legal advisors or representatives or any other person.

As part of the ongoing consideration and evaluation by Bakkt of its long-term strategic goals and plans, the Board, together with Bakkt management and with the assistance of Bakkt’s advisors, regularly evaluates Bakkt’s historical performance, future growth prospects and strategic plan and considers (i) various financial and strategic opportunities available to Bakkt, including potential acquisitions, joint ventures, divestitures, business combinations, financings and other similar transactions, and (ii) other ways to enhance stockholder value and Bakkt’s performance and prospects, taking into account various factors, including the business, competitive, regulatory, financing and economic environment and developments in Bakkt’s industry. As a result, since becoming a publicly traded company, representatives of Bakkt have from time to time engaged in discussions with representatives of other companies in, or interested in, Bakkt’s industry, as well as financial sponsors regarding financial and strategic opportunities available to Bakkt.

On April 29, 2024, in connection with a broader strategic review process codenamed “Project Blue,” the Board established a special committee (the “Project Blue Special Committee”) to explore, consider, evaluate, review, negotiate, approve and (if applicable) recommend to the Board for approval or rejection any possible strategic transaction outside of the ordinary course of Bakkt’s business, including a potential sale of Bakkt or portions thereof (each such transaction, a “Project Blue Strategic Alternative”), and delegated to the Project Blue Special Committee the full power and authority of the Board, to the maximum extent permitted by applicable law, to, among other things, (i) explore, consider, evaluate, review, negotiate, approve, and (if applicable) recommend to the Board for approval or rejection any Project Blue Strategic Alternative and (ii) determine whether any Project Blue Strategic Alternative is advisable and is fair to and in the best interests of Bakkt and its stockholders, or to reject any and all Project Blue Strategic Alternatives. The Board determined that each of Sean Collins, Michelle Goldberg and Jill Simeone were independent and disinterested with respect to Project Blue Strategic Alternatives and appointed them to serve on the Project Blue Special Committee. The formation resolutions of the Project Blue Special Committee expressly provided that each member of the Project Blue Special Committee would promptly advise the other Project Blue Special Committee members of any relationships with or interests in Intercontinental Exchange, Inc. (“ICE”) the Company’s largest stockholder and then lender, or any potential counterparties to any Project Blue Strategic Alternative that may emerge, or any benefits that such members may receive pursuant to any Project Blue Strategic Alternative that are disproportionate to those realized by Bakkt’s stockholders (including pursuant to the Tax Receivable Agreement to which Bakkt was party), and would, at the request of the other members of the Project Blue Special Committee, resign from the Project Blue Special Committee to ensure the independence and disinterestedness of the Project Blue Special Committee. The Project Blue Special Committee also engaged Freshfields US LLP (“Freshfields”) as its legal counsel in connection with such strategic review process.

The Project Blue Special Committee engaged Moelis & Company LLC (“Moelis”) in May 2024 as a (i) financial advisor in connection with a sale or transfer of a majority of the equity interests or assets of Bakkt or a merger, consolidation, spin-off, split-off or other business combination transaction involving Bakkt which results in the existing equityholders of Bakkt holding, directly or indirectly, less than a majority of the equity interests or assets of the surviving entity and (ii) placement agent in connection with a potential capital raising transaction. In addition, the Project Blue Special Committee engaged Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) in July 2024 as a financial advisor in connection with a potential transaction involving a significant portion of the business, assets or equity interests of Bakkt, whether in the form of a merger, joint venture, spin-off, split-off, business combination, tender offer, sale, distribution, transfer or otherwise.

From its formation and through March 2025, the Project Blue Special Committee conducted a comprehensive review of strategic alternatives for Bakkt and explored a multitude of potential Project Blue Strategic Alternatives, including whole company transactions, business line transactions and various financing alternatives. At the direction of the Project Blue Special Committee, Moelis reached out to and/or had discussions with more than 28 parties, which included a combination of financial buyers and strategic parties. These discussions were held from April 2024 through November 2024, with certain conversations continuing through March 2025, with no parties ultimately executing a definitive agreement for a strategic transaction involving Bakkt.

During the course of Project Blue, there was media speculation that Bakkt was exploring strategic alternatives, including (i) on June 7, 2024, Bloomberg published an article stating that Bakkt was exploring a range of strategic options, including a potential sale or breakup, (ii) on November 18, 2024, the Financial Times published an article stating that Trump Media & Technology Group Corp. was is in advanced talks to acquire Bakkt, and (iii) on March 5, 2025, Axios published an article stating that Apex Fintech was weighing a potential acquisition of Bakkt. As part of Project Blue, on July 28, 2025, Bakkt announced that it had agreed to sell all of the issued and outstanding equity interests of the entities that conduct the loyalty and travel redemption business of Bakkt to Roman DBDR Technology Advisors, Inc. (“Roman”), which transaction ultimately closed on October 1, 2025. Additionally, on March 18, 2025, Bakkt announced its entry into an agreement for the divestment of its qualified custodian subsidiary, Bakkt Trust Company LLC, to ICE, which transaction ultimately closed on May 15, 2025.

On January 15, 2025, Akshay Naheta, Chief Executive Officer of DTR and one of the early equity holders and a member of the board of directors of Bakkt prior to Bakkt’s de-SPAC transaction, reached out to Mr. Collins to reconnect. The two of them met for dinner and had a general discussion about DTR, Bakkt and various other topics.

On February 14, 2025, Mr. Naheta contacted Mr. Collins to explore whether Bakkt would be interested in acquiring DTR in an all-stock transaction, in lieu of DTR raising series A equity financing, for which DTR had received a term sheet from a third party valuing DTR at $135 million on a pre-money basis. Mr. Naheta indicated he was interested in a transaction, among other reasons, due to the fact that Bakkt was publicly traded and because Bakkt’s existing licenses in the U.S., which included money transmitter licenses throughout the U.S. and a New York virtual currency license, would expedite DTR’s commercial path. Mr. Naheta also indicated that he would be interested in taking over as Chief Executive Officer of the combined company.

On February 19, 2025, Mr. Collins, Andrew Main, then Chief Executive Officer of Bakkt, and David Clifton, then a member of the Board, held a meeting with Mr. Naheta to discuss DTR and its product offerings, including its stablecoin payment rail solution.

On February 24, 2025, Bakkt, at the direction of the Project Blue Special Committee, and DTR executed a customary confidentiality agreement, which included customary standstill provisions that would terminate, among other things, upon a person entering into an agreement approved by the Board providing for the acquisition of more than 50% of the outstanding voting securities of Bakkt or assets of Bakkt representing more than 50% of its consolidated earnings power.

On February 25, 2025, the Project Blue Special Committee held a meeting with representatives of Bakkt management, Freshfields, Wilson Sonsini, Moelis and Houlihan Lokey in attendance to discuss certain potential strategic opportunities, including a potential acquisition of DTR by Bakkt. The Project Blue Special Committee reviewed the technology, business and financial forecasts of DTR, as well as the strategic rationale and potential benefits of an acquisition of DTR by Bakkt. Following discussion, the Project Blue Special Committee determined to explore a potential acquisition of DTR.

Also at the meeting, the Project Blue Special Committee considered Mr. Collins’ disclosure as to his financial, professional and personal relationships with Mr. Naheta and determined that Mr. Collins’ continued service on the Project Blue Special Committee was desirable given his knowledge of Bakkt and the industry and the number of strategic opportunities Mr. Collins had been able to bring to the Project Blue Special Committee for its evaluation. However, out of an abundance of caution, the Project Blue Special Committee determined that, Ms. Goldberg, supported by Ms. Simeone and members of Bakkt’s management team, would lead the negotiations with DTR and that the Project Blue Special Committee would meet in executive sessions without Mr. Collins in connection with making key strategic decisions regarding a potential transaction with DTR. The Project Blue Special Committee also determined it should recommend to the Board that Colleen Brown, an independent director of Bakkt, be added as an additional member of the Project Blue Special Committee in light of her extensive executive and public company board experience.

Later on February 25, 2025, Mr. Collins introduced Ms. Goldberg and Mr. Naheta so that the two of them could begin discussing directly a potential acquisition of DTR by Bakkt.

On February 26, 2025, representatives of Houlihan Lokey provided a customary relationship disclosure letter with respect to, among other things, DTR and Mr. Naheta, which was shared with the Project Blue Special Committee. The Project Blue Special Committee did not identify in Houlihan Lokey’s updated relationship disclosure any matter that would affect the ability of Houlihan Lokey to fulfill its responsibilities as financial advisor to the Project Blue Special Committee in connection with a potential transaction involving DTR.

On February 27, 2025, Ms. Goldberg, Ms. Brown and Mr. Main held a meeting with Mr. Naheta, with representatives of Moelis in attendance, to discuss a potential acquisition of DTR by Bakkt, potentially coupled with a private investment in public equity financing (“PIPE”), and also discussed DTR’s financial performance, technology and future plans.

During the following several weeks, at the direction of the Project Blue Special Committee, representatives of Bakkt management, Wilson Sonsini and Alston & Bird LLP (“Alston & Bird”), regulatory counsel to Bakkt, conducted due diligence on DTR.

On March 1, 2025, the Project Blue Special Committee held a meeting with Ms. Brown, representatives of Bakkt management, Freshfields, Wilson Sonsini, Moelis and Houlihan Lokey in attendance, to discuss a potential acquisition of DTR by Bakkt. The Project Blue Special Committee considered certain preliminary financial perspectives and discussed several considerations regarding the merits of, and risks associated with, pursuing the acquisition of DTR, including, among other things: (i) that a strategic transaction with DTR would enable Bakkt to enter the growing stablecoin market, which had the potential of becoming an established payment rail, would introduce a new and more stable revenue stream for Bakkt and could allow for cross-selling given the complementary nature of the two companies’ businesses and customer bases; (ii) DTR’s technology and platform; (iii) the high value to Bakkt of acquiring the DTR team, including Mr. Naheta’s expertise and capabilities in light of his proven track record in growing and scaling innovative businesses; and (iv) that the acquisition of DTR could be used as a catalyst for Bakkt to raise a PIPE financing and fortify its balance sheet. The Project Blue Special Committee also noted that DTR’s actual performance to date was behind its forecast due to delays in integrating three key prospective customers.

Later on March 1, 2025, Mr. Collins, at the direction of the Project Blue Special Committee, contacted Mr. Naheta to express Bakkt’s interest in a potential acquisition of DTR. Later that same day, Ms. Goldberg also contacted Mr. Naheta to confirm Bakkt’s interest in a potential acquisition of DTR and gauge Mr. Naheta’s expectations as to the value of DTR and the size of a potential PIPE to be raised in connection with the potential acquisition of DTR.

The Project Blue Special Committee held a meeting on March 2, 2025 with Ms. Brown and representatives of Bakkt management, Freshfields, Wilson Sonsini, Moelis and Houlihan Lokey in attendance to continue discussing the merits of, and risks associated with, pursuing an acquisition of DTR. Following discussion, the Project Blue Special Committee decided that Ms. Goldberg should commence price negotiations with Mr. Naheta by proposing a $78 million valuation for DTR. Following the meeting, Ms. Goldberg contacted Mr. Naheta and relayed the Project Blue Special Committee’s proposal.

The Project Blue Special Committee held another meeting on March 3, 2025, with Ms. Brown and representatives of Bakkt management, Freshfields, Wilson Sonsini, Moelis and Houlihan Lokey in attendance to discuss the potential acquisition of DTR and the status of Ms. Goldberg’s discussions with Mr. Naheta. Ms. Goldberg noted that in response to the Project Blue Special Committee’s $78 million opening proposal, Mr. Naheta had indicated that he would be amenable to DTR’s stockholders receiving between 31.5% and 32.5% of the combined entity post-PIPE. The Project Blue Special Committee noted that, based on Bakkt’s then current market capitalization and assuming a $35 million PIPE financing, a 31.5% pro forma ownership implied an approximately $94 million valuation for DTR, which was below the valuation ascribed to DTR in the term sheet for the series A financing that DTR had received from a third party as noted earlier. Following discussion, the Project Blue Special Committee determined to respond to Mr. Naheta proposing that DTR shareholders would receive 31.5% of Bakkt’s outstanding stock assuming a $35 million PIPE.

Following the meeting, Ms. Goldberg contacted Mr. Naheta and relayed the Project Blue Special Committee’s counter-offer, and representatives of Wilson Sonsini shared a draft term sheet with representatives of Cravath, Swaine & Moore LLP (“Cravath”), DTR’s legal counsel at the time, which provided that Bakkt would issue a number of shares of its Class A Common Stock as consideration for the transaction, which shares would represent approximately 31.5% of Bakkt’s outstanding stock, assuming a $35 million PIPE.

Later in the evening on March 3, 2025, representatives of Cravath, on behalf of DTR, sent a mark-up of the term sheet to representatives of Wilson Sonsini, which provided that Bakkt would issue a number of shares of its Class A Common Stock as consideration for the transaction, which shares would represent 31.5% of Bakkt’s outstanding stock as of immediately prior to closing of the transaction, assuming, and after giving effect to the issuance of shares representing, a $35 million PIPE.

The Project Blue Special Committee held another meeting on March 4, 2025, with Ms. Brown and representatives of Bakkt management, Freshfields, Wilson Sonsini, Moelis and Houlihan Lokey in attendance, to discuss the potential acquisition of DTR and the status of Ms. Goldberg’s discussions with Mr. Naheta. At the meeting, the Project Blue Special Committee reviewed the key terms of the term sheet for the acquisition of DTR that Wilson Sonsini, at the direction of the Project Blue Special Committee, was negotiating with representatives of Cravath.

On March 4, 2025, the Board appointed Ms. Brown as an additional member of the Project Blue Special Committee, determining that she was independent from DTR and Mr. Naheta and a disinterested director with respect to a potential transaction involving DTR.

On March 5, 2025, at the direction of the Project Blue Special Committee, Bakkt and DTR entered into (i) a term sheet in connection with the potential acquisition of DTR by Bakkt, which, among other things, contemplated that Bakkt would issue as consideration for the acquisition of DTR a number of shares of Class A Common Stock equal to 31.5% of Bakkt’s outstanding stock as of immediately prior to the closing of the transaction, assuming, and after giving effect to the issuance of shares representing, a $35 million PIPE, and (ii) an Exclusivity Agreement which provided for an initial exclusivity period of 30 days.

During this time, the Project Blue Special Committee and Moelis were in discussions regarding the Project Blue Special Committee potentially engaging Moelis as its financial advisor with respect to a transaction involving DTR and placement agent with respect to the related PIPE.

On March 6, 2025, and subsequently again on March 11, 2025, at the request of the Project Blue Special Committee, representatives of Moelis provided a customary relationship disclosure letter with respect to DTR and Mr. Naheta, which was shared with the Project Blue Special Committee. The Project Blue Special Committee did not identify in Moelis’ updated relationship disclosures any matter that would affect the ability of Moelis to potentially act as financial advisor and/or placement agent to the Project Blue Special Committee in connection with a transaction involving DTR and the related PIPE.

The Project Blue Special Committee, now consisting of Mr. Collins and Msses. Brown, Goldberg and Simeone, held six meetings from March 9, 2025 through March 14, 2025 to discuss the potential acquisition of DTR, which the Project Blue Special Committee viewed as the only viable transaction available to Bakkt at the time, and receive updates on the progress of diligence, the draft purchase agreement and the other transaction documents for the potential acquisition of DTR. The Project Blue Special Committee also considered the status of discussions with prospective investors in a potential PIPE to be raised by Bakkt in connection with a potential acquisition of DTR. Throughout this period, Ms. Goldberg and Mr. Collins, at the direction of the Project Blue Special Committee, continued negotiating the terms of a potential acquisition of DTR with Mr. Naheta and the potential appointment of Mr. Naheta as Co-Chief Executive Officer (“Co-CEO”) and member of the Board. Also during this period, members of the Project Blue Special Committee, and, at the direction of the Project Blue Special Committee, representatives of Freshfields and Wilson Sonsini held extensive negotiations regarding the terms of the purchase agreement and the other transaction documents with representatives of DTR and Sullivan & Cromwell LLP (“S&C”), which had assumed the role of DTR’s legal counsel. Additionally, representatives of Bakkt management, together with Mr. Naheta, solicited interest from prospective investors in a potential PIPE.

On March 13, 2025, Houlihan Lokey and the Project Blue Special Committee entered into an amendment to Houlihan Lokey’s engagement letter which, among other things, confirmed that the proposed transaction involving Bakkt and DTR was within the scope of Houlihan Lokey’s existing engagement.

On March 14, 2025, it was determined that the Project Blue Special Committee was not going to engage Moelis to provide any financial advice with respect to a transaction involving

DTR and the related PIPE. Moelis did not provide any services to the Project Blue Special Committee following March 14, 2025, including, without limitation, regarding the ultimate transaction with DTR, the Cooperation Agreement (as defined below) or any of its terms.

On March 14, 2025, Bakkt received a notice from Webull Pay LLC (“Webull”) that Webull would not renew its commercial agreements with Bakkt. Webull represented approximately 74% of Bakkt’s crypto services revenue in the year ended December 31, 2023 and the nine months ended September 30, 2024. On the same day, Bakkt received a notice from Bank of America, N.A. (“Bank of America”) that Bank of America would not renew its commercial agreement with Bakkt. Bank of America represented approximately 16% and 17% of Bakkt’s loyalty services revenue in the year ended December 31, 2023 and the nine months ended September 30, 2024, respectively.

Also on March 14, 2025, a fintech company that had been a key prospective investor in the PIPE (the “PIPE Investor”) that Bakkt planned to raise in connection with the potential acquisition of DTR informed Bakkt that it would not participate therein. Among the reasons cited was the loss of Webull.

On March 15, 2025, the Board held a meeting with representatives of Bakkt management and Wilson Sonsini in attendance, to discuss a potential reduction in force to safeguard Bakkt’s ability to continue operating as a going concern in light of the loss of Webull and Bank of America. The Board also considered the potential acquisition of DTR, including, among other things, that (i) following the withdrawal of the PIPE Investor, Bakkt was unlikely to be able to timely raise a PIPE or other financing in connection with the acquisition of DTR and would have to rely on its existing credit line with ICE to finance its operations, and (ii) that, because of this, representatives of ICE had indicated it was unlikely to be supportive of a potential acquisition of DTR absent a PIPE or other financing. The Board also discussed the concerns of some of its members about acquiring DTR prior to proof of certain of its capabilities and without adequate evidence of the ability to integrate DTR’s and Bakkt’s respective technologies.

Following the March 15, 2025 Board meeting, Mr. Collins had further conversations with Mr. Naheta and Andrew Main, Bakkt’s then Chief Executive Officer. Thereafter, Mr. Collins emailed representatives of ICE to summarize key details of Mr. Naheta’s and Mr. Main’s latest proposal in respect of a potential transaction, including (i) that Mr. Naheta would join Bakkt as Co-CEO and work with Mr. Main to identify additional Bakkt expense reductions, (ii) a prompt sale of Bakkt’s loyalty business and (iii) potential alternate sources of financing, including a $10 million personal commitment by Mr. Naheta, all of which Mr. Collins stated should reduce the need for Bakkt to draw on its credit line with ICE (the “March 15 Proposal”). The March 15 Proposal also stressed the Board’s belief that acquiring DTR’s technology was the best path to creating value for Bakkt’s stockholders.

After further discussions between representatives of Bakkt and representatives of ICE, a representative of ICE responded to the March 15 Proposal to state that ICE could potentially support a structure whereby the transaction was sequenced in two phases: (i) phase 1, during which (1) Bakkt would partner with DTR for DTR to utilize Bakkt’s licenses for DTR’s business on standard commercial terms and (2) Mr. Naheta would be appointed as Chief Executive Officer or Co-CEO of Bakkt, followed by (ii) phase 2, during which (1) Mr. Naheta would lead Bakkt’s efforts to raise at least $20 million of funding commitments through a PIPE or other financing and (2) upon execution of the funding commitments, (A) Bakkt’s line of credit with ICE would be terminated (and repaid to the extent drawn) and (B) Mr. Naheta would receive a put option to put DTR to Bakkt in exchange for newly issued Bakkt shares equal to between 19.9% and 31.5% of Bakkt’s outstanding shares at such time (and Bakkt would receive a reciprocal call option), with such put/call options to be exercisable only if DTR achieved certain transaction volumes to be agreed (the “ICE Response”).

The Project Blue Special Committee held meetings on March 15, 2025, March 17, 2025 and March 18, 2025, including with representatives of Bakkt management, Freshfields, Wilson Sonsini and special Delaware counsel, which the Project Blue Special Committee had engaged to advise it on Delaware and bankruptcy law issues, in attendance, to discuss various considerations in connection with Bakkt’s potential courses of action following the loss of Webull and Bank of America, including (i) the merits of, and risks associated with, Bakkt commencing bankruptcy proceedings and (ii) various considerations in connection with pursuing a potential acquisition of DTR, including, among other things, the feasibility of doing so absent a PIPE. The Project Blue Special Committee also considered sequencing the transaction in two phases generally in line with the ICE Response and pivoting to a cooperation agreement framework, whereby Mr. Naheta would be appointed to the Board and Co-CEO of Bakkt, Bakkt would be granted a call option to acquire DTR, and Mr. Naheta would be granted a reciprocal put option to sell DTR to Bakkt. The Project Blue Special Committee determined that it would be prudent to pursue a cooperation agreement with DTR, among other reasons, because this would provide Bakkt access to DTR’s technology and could enable it to raise equity financing, while simultaneously preserving Bakkt’s optionality with respect to whether to acquire DTR. Throughout this period, Ms. Goldberg and the Project Blue Special Committee engaged with Mr. Naheta and representatives of ICE, Mr. Naheta held discussions with representatives of ICE, and representatives of Wilson Sonsini and Freshfields, at the direction of the Project Blue Special Committee, negotiated the terms of a cooperation agreement (the “Cooperation Agreement”) and related transaction documents with Mr. Naheta, DTR and representatives of S&C.

On March 18, 2025, the Board held a special meeting to discuss the potential Cooperation Agreement structure, the terms thereof and the employment terms of Messrs. Naheta and Main, should Mr. Naheta be appointed Co-CEO of Bakkt. The Board invited Mr. Naheta to the meeting to discuss his potential service as Co-CEO of Bakkt, his qualifications, his perspective on the payments and stablecoin industries and his vision for Bakkt and DTR. Following Mr. Naheta’s departure from the meeting, the Board discussed various considerations regarding the proposed agreements with DTR and Mr. Naheta, including, Mr. Naheta’s proposed compensation package, the terms and rationale underlying the Cooperation Agreement, and the indications from representatives of ICE that ICE was unlikely to support a transaction with DTR that did not require, among other things, Bakkt to raise sufficient equity capital, including in an amount adequate to repay any amounts borrowed under Bakkt’s revolving credit agreement with Intercontinental Exchange Holdings, Inc. The Board also considered Mr. Collins’ disclosure as to his financial, professional and personal relationships with Mr. Naheta. Following discussion, the Board determined that Ms. Goldberg and the Project Blue Special Committee should continue negotiations with Mr. Naheta, including on the topics discussed.

On March 19, 2025, the Project Blue Special Committee held a meeting with representatives of Bakkt management, Freshfields, Wilson Sonsini and Houlihan Lokey in attendance. A representative of Freshfields reviewed the key terms of the most recent draft of the Cooperation Agreement with the Project Blue Special Committee, noting, among other things, that under the Cooperation Agreement: (i) Bakkt had the exclusive right (the “Call Option”) to require Mr. Naheta to sell to Bakkt 100% of the equity of DTR, until the date that is 12 months following the date on which Bakkt initiated processing payments using all or part of DTR’s technology; (ii) if the cumulative volume of payments processed by Bakkt utilizing DTR’s technology or otherwise facilitated by DTR’s technology infrastructure for the enablement of global payments processing exceeded $2 billion during any 18-month period following the date of the Cooperation Agreement (the “Put Event”), then within three years of such Put Event, Mr. Naheta would have the right to require Bakkt to purchase from Mr. Naheta 100% of DTR’s equity (the “Put Option”); (iii) as consideration for the sale of DTR’s equity contemplated by a Put Option or a Call Option, Mr. Naheta would be entitled to a number of shares of Bakkt Class A Common Stock representing between 19.9% and 31.5% of Bakkt’s fully diluted equity (defined as the total number of shares of Common Stock of Bakkt issued and outstanding, plus the aggregate number of shares of Bakkt capital stock issuable upon full exercise or conversion of any options, warrants, or other convertible or derivative securities that are outstanding, on an as-converted basis, other than the publicly traded “SPAC” warrants and any underwater warrants to purchase shares of Common Stock of Bakkt (the “Bakkt Share Number”)) as of immediately prior to the consummation of the transactions contemplated by the Cooperation Agreement; (iv) DTR’s value for purposes of the Call Option and the Put Option would be its fair market value as determined by a mutually agreed independent valuation firm (subject to the foregoing range); (v) consummating a transaction with DTR would be conditioned on, among other things, (1) Bakkt’s receipt of a fairness opinion from an independent financial advisor and (2) Bakkt having terminated any lines of credit in effect on the date of the Cooperation Agreement and having repaid in full any indebtedness borrowed thereunder; (vi) Mr. Naheta would be entitled to a “top up” to make him whole for any shares of Common Stock of Bakkt actually issued upon the exercise of any publicly traded “SPAC” warrants and any warrants to purchase shares of Common Stock of Bakkt, if and when such shares were issued, to the same extent as if such shares had been included in Bakkt’s fully diluted equity; (vii) the Cooperation Agreement would terminate if Bakkt and DTR were unable to agree on the terms of the commercial agreement contemplated by the Cooperation Agreement (the “Commercial Agreement”) within 90 days following the date of the Cooperation Agreement, (which period would be automatically extended for 15 days if the parties were working in good faith to agree to such Commercial Agreement); (viii) Bakkt had a “fiduciary out” termination right to terminate the Put Option in the event of an unsolicited superior proposal for a transaction that, if completed, would result in a change of control of Bakkt that is conditioned upon the termination of the Put Option; and (ix) exercise of the “fiduciary out” termination right would be subject to the payment of a termination fee equal to 3% of DTR’s equity value as determined in accordance with the mechanism set forth in the Cooperation Agreement (down from 3.5% as originally requested by DTR). A representative of Houlihan Lokey discussed with the Project Blue Special Committee certain illustrative financial implications in connection with the Cooperation Agreement and the Put Option and Call Option contemplated thereunder.

Following discussion, the Project Blue Special Committee (with the exception of Mr. Collins who, to avoid any questions about disinterestedness or independence, had voluntarily recused himself) approved the Cooperation Agreement and the transactions contemplated thereby and recommended the Cooperation Agreement and the transactions contemplated thereby to the Audit and Risk Committee of the Board (the “Audit Committee”), for purposes of Bakkt’s Related Person Transaction Policy, and to the Board for approval, ratification and adoption.

Immediately following the Project Blue Special Committee meeting, the Audit Committee and the Board held a joint meeting, with representatives of Bakkt management, Freshfields, Wilson Sonsini and Houlihan Lokey in attendance, where, following discussion, the Audit Committee, for purposes of Bakkt’s Related Person Transaction Policy, and the Board approved the Cooperation Agreement.

After the Board meeting, the parties executed the Cooperation Agreement and the documentation related to Mr. Naheta’s appointment as Co-CEO and member of the Board.

Following the closing of markets in the U.S. on March 19, 2025, Bakkt announced the execution of the Cooperation Agreement and the appointment of Mr. Naheta as Co-CEO of Bakkt, effective March 21, 2025, and Class I director of the Board.

On April 7, 2025, the Project Blue Special Committee held a meeting with representatives of Bakkt management other than Mr. Naheta (“Independent Bakkt Management”), Wilson Sonsini and Freshfields in attendance, and received an update from representatives of Independent Bakkt Management on, among other things, negotiations with DTR regarding the Commercial Agreement contemplated under the Cooperation Agreement. The Project Blue Special Committee considered, among other things, that, the Cooperation Agreement would terminate on June 17, 2025 (which deadline would be automatically extended for 15 days if the parties were working in good faith to agree to such Commercial Agreement), and the importance of entering into the Commercial Agreement before the expiration of such deadline or agreeing on an extension thereof with DTR.

On June 3, 2025, Bakkt and DTR entered into an amendment to the Cooperation Agreement extending the deadline for the parties to enter into the Commercial Agreement to July 31, 2025.

On June 10, 2025, the Project Blue Special Committee held a meeting with Mr. D’Annunzio and representatives of Freshfields in attendance to receive a further update on the status of negotiations between Bakkt and DTR with respect to the Commercial Agreement.

On June 20, 2025, the Board held a meeting with representatives of Independent Bakkt Management in attendance. At the meeting, in light of the conclusion of the “Project Blue” strategic review process, the Board (with the exception of Mr. Naheta who had recused himself from that portion of the meeting) dissolved the Project Blue Special Committee and established a new special committee (the “Special Committee”) to exercise all power and authority of the Board in connection with DTR and the Cooperation Agreement and, among other matters, delegated to the Special Committee the full power and authority of the Board to explore, consider, evaluate, review, negotiate and approve any potential Commercial Agreement with DTR and any potential transaction involving DTR contemplated by the Cooperation Agreement (a “Potential DTR Transaction”) and, if Board approval of any Potential DTR Transaction were required under the DGCL, to recommend to the Board for approval or rejection any Potential DTR Transaction. The formation resolutions of the Special Committee expressly provided that the Board would not authorize and approve any Potential DTR Transaction and, if stockholder approval or adoption of any Potential DTR Transaction was required under the DGCL, would not recommend such transaction to the stockholders of Bakkt, in each case unless the Potential DTR Transaction had first been approved or recommended for approval by the Special Committee. The Board (with the exception of Mr. Naheta who had recused himself from that portion the meeting) determined that each of Ms. Brown, Ms. Goldberg and Ms. Simeone was independent from Mr. Naheta and disinterested with respect to any Potential DTR Transaction and appointed them to serve on the Special Committee.

During the month of July 2025, the Special Committee met four times, including with representatives of Independent Bakkt Management, Freshfields and Wilson Sonsini in attendance, to discuss the status of the negotiations of the Commercial Agreement and provide feedback to Independent Bakkt Management and Wilson Sonsini with respect to the key terms thereof.

On July 18, 2025, at the direction of the Special Committee, Bakkt entered into a waiver under the Cooperation Agreement with DTR and Mr. Naheta, in his capacity as stockholder of DTR, to provide that the pilot program, pursuant to which Bakkt Crypto Solutions, LLC, an affiliate of Bakkt (“BCS”), and DTR would allow a limited number of BCS customers to process payments using DTR technology, would not be deemed to commence any timeline, notice period, or exercise window for the Call Option, including the start of the 12-month period preceding the deadline for the exercise of the Call Option.

On July 31, 2025, BCS entered into a Commercial Agreement with DTR, setting forth the terms and conditions governing the integration of Bakkt’s various solutions related to financial transaction processing and cryptocurrency trading with DTR’s technology related to the execution of global payments powered by stablecoins.

On September 9, 2025, Mr. Collins discussed with Mr. Naheta the possibility of Bakkt moving forward with the potential acquisition of DTR and the possibility of announcing the transaction in conjunction with the release of Bakkt’s quarterly results for the fiscal quarter ending September 30, 2025. Mr. Collins and Mr. Naheta did not discuss any specific terms of such acquisition. Mr. Collins informed the Special Committee of his discussion with Mr. Naheta on the same day.

On October 1, 2025, the Special Committee held a meeting with Mr. Collins, representatives of Independent Bakkt Management and Freshfields in attendance, to discuss exploring the potential acquisition of DTR. The Special Committee considered, among other matters, the merits of, and risks associated with, the potential acquisition of DTR, and the range of 19.9%–31.5% of the Bakkt Share Number set forth in the Cooperation Agreement. The Special Committee discussed the strategic importance of owning the DTR technology, which could enable Bakkt to become a “neobank”, as well as feedback from Independent Bakkt Management that Bakkt’s existing technology, which was based on the technology acquired in the context of the acquisition of Apex Crypto LLC, was in need of enhancement. The Special Committee also noted the need to engage an independent financial advisor to advise it in connection with its consideration of whether to undertake the potential acquisition of DTR.

On October 8 and 9, 2025, Mr. Collins and Msses. Goldberg, Simeone and (solely on October 9, 2025) Brown met with Mr. Naheta to receive an update on Bakkt’s product and future strategy. Following such meetings, Mr. Collins and Msses. Goldberg, Brown and Simeone discussed and the Special Committee determined to continue exploring a potential acquisition of DTR.

On October 8, 2025, Wilson Sonsini sent S&C a draft of the proposed purchase agreement for the acquisition of DTR.

On October 19, 2025, the Board (with the exception of Mr. Naheta who had recused himself) appointed Mike Alfred, an independent member of the Board, as an additional member of the Special Committee, determining that Mr. Alfred was independent from Mr. Naheta and disinterested with respect to any Potential DTR Transaction.

On October 21, 2025, Nicholas Baes, Chief Operating Officer of Bakkt, shared with Mr. Collins his perspectives on the strategic imperative of acquiring DTR, emphasizing the importance of pursuing the acquisition expediently. Among other things, Mr. Baes noted the transformative nature of the acquisition, how it could enable Bakkt to have a vast, end-to-end offering and successfully compete in the marketplace, the agentic capabilities within DTR, and that organically building DTR’s capabilities (rather than acquiring DTR and its technology) would be prohibitively challenging, costly, and time-consuming. Mr. Collins informed Mr. Baes that he should speak directly with the Special Committee and shared Mr. Baes’ perspectives with the Special Committee on the same day.

On October 28, 2025, representatives of S&C provided their comments on Wilson Sonsini’s draft of the purchase agreement from October 8, 2025.

On November 7, 2025 and November 8, 2025, Msses. Simeone and Goldberg, respectively, resigned from the Board effective immediately. Neither of their resignations was because of any disagreement with Bakkt on any matter relating to Bakkt’s operations, policies or practices. Following their resignation from the Board, the Special Committee consisted of Ms. Brown and Mr. Alfred.

During the months of October and November 2025, the Special Committee met with Mr. Baes and Independent Bakkt Management to discuss perspectives on the strategic rationale of acquiring DTR, as well as certain other potential opportunities. Additionally, the Special Committee considered several potential financial advisors to assist it in connection with its consideration of the potential acquisition of DTR, including their respective qualifications and experience, the scope of services they were willing to perform and their fee proposals. The Special Committee determined to engage Kroll, LLC, operating through its Duff & Phelps Opinions Practice (“Duff & Phelps”), on account of Duff & Phelps’ reputation and experience in special committee assignments and transactions in the crypto, stablecoin and fintech industries, the fact that Duff & Phelps had no prior relationships with Mr. Naheta and DTR, and the fees that Duff & Phelps would charge for its services.

On November 21, 2025, the Special Committee approved the engagement of Duff & Phelps as its financial advisor in connection with its consideration of a potential acquisition of DTR. Bakkt and Duff & Phelps entered into an engagement letter dated December 15, 2025 formalizing the engagement of Duff & Phelps in such capacity. The fees payable to Duff & Phelps pursuant to its engagement letter are described further in the section of this proxy statement captioned “—Opinion of the Special Committee’s Financial Advisor - Kroll”.

On November 24, 2025, the Special Committee held a meeting, with representatives of Independent Bakkt Management, Duff & Phelps, Freshfields and Wilson Sonsini in attendance, to consider the potential acquisition of DTR. The Special Committee discussed that it would be prudent to explore the potential acquisition of DTR in light of, among other factors, the strategic importance of owning the DTR technology, considering that Bakkt’s existing technology required enhancement, that Bakkt would need to incur significant costs if it were to attempt to build DTR’s capabilities organically, and the critical importance of retaining Mr. Naheta as Chief Executive Officer of Bakkt. At the meeting, Ms. Alexander provided an update on Bakkt’s financial diligence of DTR, and representatives of Wilson Sonsini provided an update on the legal due diligence of DTR, as well as the status of the transaction documents to be entered into in connection with the acquisition of DTR. Representatives of Duff & Phelps reviewed the process for the issuance of a fairness opinion with respect to a potential acquisition of DTR by Bakkt, and representatives of Freshfields reviewed the Special Committee’s fiduciary duties generally, as well as in connection with a potential acquisition of DTR.

On December 12, 2025, Ms. Brown had a working session with representatives of Independent Bakkt Management, Freshfields, Wilson Sonsini and Duff & Phelps, during which, among other things, representatives of Duff & Phelps provided an update on their review of the business plans of Bakkt and DTR and their financial analysis of DTR, and Mr. D’Annunzio and representatives of Wilson Sonsini provided an update on the legal due diligence of DTR and the status of the transaction documents. At the meeting, the representatives of Duff & Phelps noted that, while their financial analysis work was ongoing, they did not foresee an issue, based on the financial models they had reviewed, with being able to render a fairness opinion in connection with a potential acquisition of DTR if the consideration payable to DTR was within the range established by the Cooperation Agreement, and noted that the value of DTR could significantly exceed that range.

Following the December 12, 2025 working session, Ms. Brown and Mr. Alfred determined to propose that Bakkt would offer 22.5% of Bakkt equity in return for DTR. The Special Committee’s decision was informed, among other things, by the 19.9%–31.5% range established by the Cooperation Agreement and the Special Committee concluded that 22.5% was a disciplined opening position that anchored negotiations at the lower end of the range established by the Cooperation Agreement, signaled good faith alignment with the parameters of the Cooperation Agreement and preserved room for the Special Committee to assess whether the final structure, risk allocation and integration complexity of a potential transaction justified further movement within that range.

On December 16, 2025, Bakkt held its regularly scheduled quarterly Board meeting in Las Vegas, Nevada, during which, among other things, the Board reviewed projections for Bakkt and discussed various considerations in relation to Bakkt and its business, including, among other things, that, given the changes to Bakkt’s business, the slowness with which cash was being returned by Roman in connection with Roman’s acquisition of the loyalty and travel redemption business of Bakkt and Bakkt’s financial commitments related to certain potential strategic collaborations in connection with Bakkt’s “neobank” strategy that Bakkt was exploring, Bakkt would need to raise capital in the first quarter of 2026. While at the meeting, Mr. Alfred communicated the Special Committee’s offer to Mr. Naheta, who responded that he would discuss it internally and come back to the Special Committee.

On December 19, 2025, Tobias Buck, Chief Financial Officer of DTR, on behalf of the board of directors and leadership team of DTR, communicated to Mr. D’Annunzio DTR’s position (the “December 19 DTR Proposal”) regarding any potential exercise of the Call Option contemplated by the Cooperation Agreement.

In the December 19 DTR Proposal, Mr. Buck expressed DTR’s belief that the fundamental AI-driven and agentic payments technology stack developed by DTR represented core, foundational value, which technology was not complementary or peripheral to the Bakkt agentic AI solution, but represented the underlying platform upon which the Bakkt agentic AI solution was built and without which the Bakkt agentic AI solution would not exist in its current or contemplated form. DTR also asserted that the distribution partnerships, enterprise integrations and broader pipeline of commercial opportunities being advanced by Bakkt were directly enabled by DTR’s platform and technical architecture, and that DTR’s contribution extended beyond software assets, as DTR had assembled a highly specialized engineering and product organization with deep expertise across AI systems, agentic workflows, programmable payments and regulated financial infrastructure, which would materially reduce execution risk, accelerate innovation, and position the combined entity for durable, long-term success.

The December 19 DTR Proposal also noted that the Cooperation Agreement was “explicit in establishing the economic framework governing any call option exercise” and that “based on the agreement’s terms, structure, and underlying intent, DTR firmly believe[d] that it should be valued on the basis of 31.5% of the fully diluted equity of the combined entity”, which position reflected “contractual intent, fundamental valuation principles, and the reality of where long-term value [was] being created within the business.”

Later on December 19, 2025, the Special Committee held a meeting with Lyn Alden, member of the Board, representatives of Independent Bakkt Management, Duff & Phelps, Freshfields, Wilson Sonsini and Alston & Bird in attendance, to consider the potential acquisition of DTR and the December 19 DTR Proposal. At the meeting, Mr. Baes provided an overview of DTR’s technology, noting, among other things, that, in his view, the DTR technology was essential for Bakkt’s strategy to develop a “neobank,” that DTR’s technology was more advanced, efficient and scalable than Bakkt’s existing technology and that Bakkt could not afford the multi-year timeline that would be required to develop DTR’s capabilities organically. Mr. Baes also noted that DTR’s current capabilities were stronger than when Bakkt and DTR entered into the Cooperation Agreement, as well as that the acquisition of DTR would enable Bakkt to acquire DTR’s artificial intelligence and payments engineering, team further enhancing Bakkt’s talent pool. Ms. Alexander provided an update on the financial projections for Bakkt, DTR and the pro forma combined entity and noted, among other things, that (i) at the time when Bakkt entered into the Cooperation Agreement, the main driver of DTR’s growth was forecasted to be its “merchant business” but the expected acquisition of certain large customers had not ultimately materialized and (ii) DTR’s “Zaira AI agent”, an agentic AI remittance chat interface, which had been developed after the execution of the Cooperation Agreement, was now forecasted to be the main revenue and growth driver for DTR. Mr. D’Annunzio and representatives of Wilson Sonsini and Alston & Bird provided an update on the status of the legal due diligence of DTR, the transaction documents and the regulatory analysis for the potential acquisition of DTR.

The Special Committee then discussed the December 19 DTR Proposal and several considerations regarding the merits of, and risks associated with, pursuing the acquisition of DTR, including, among other things, (i) the strategic importance of owning DTR’s technology, (ii) the costs Bakkt would need to incur in order to replicate DTR’s capabilities if it did not acquire DTR, (iii) Bakkt’s need to raise equity financing to fortify its balance sheet and that the announcement of the acquisition of DTR would enable Bakkt to fundraise and (iv) certain potential strategic collaborations in connection with Bakkt’s “neobank” strategy that Bakkt was exploring, which would require Bakkt to utilize technology owned by DTR or that it would have to develop itself. Following discussion, the Special Committee determined that it would receive a presentation from Duff & Phelps of its preliminary financial analysis of Bakkt and DTR before responding to the December 19 DTR Proposal and directed Mr. D’Annunzio to send a holding response to DTR.

On December 23, 2025, the Special Committee held another meeting with Ms. Alden, representatives of Independent Bakkt Management, Duff & Phelps, Freshfields and Wilson Sonsini in attendance. Representatives of Duff & Phelps reviewed their preliminary financial analysis of Bakkt and DTR with the Special Committee utilizing the management projections for Bakkt presented to the Board on October 13, 2025 and provided to Duff & Phelps by Independent Bakkt Management on November 28, 2025 (which are referred to in this section as the “Bakkt October 13 Management Projections” and which are described in further detail in the section of this proxy statement captioned “—Certain Financial Projections — Bakkt October 13 Management Projections”) and the DTR management projections were prepared by DTR management provided to Duff & Phelps by Independent Bakkt Management on November 28, 2025 (which are referred to in this section as the “DTR Management Projections” and which are described in further detail in the section of this proxy statement captioned “—Certain Financial Projections—DTR Management Projections”). The representatives of Duff & Phelps reviewed certain proposed adjustments to the DTR Management Projections in order to make the DTR projections more conservative, which adjustments included (i) the removal of the “merchant business” segment from the forecast on account of the fact that, as previously discussed, the expected acquisition of certain large customers by DTR had not materialized and (ii) the reduction of forecasted user growth for the “Zaira AI agent” segment, with total projected users reduced by half in each of 2026 and 2027 (the DTR Management Projections, as so adjusted, is referred to in this section as the “DTR Special Committee Case” and is described in further detail in the section of this proxy statement captioned “—Certain Financial Projections—DTR Special Committee Case”). Due to the interrelatedness between the DTR Management Projections and the Bakkt October 13 Management Projections, specifically as it related to DTR’s “Zaira AI agent” segment and Bakkt’s “neobank” segment, Duff & Phelps also adjusted the Bakkt October 13 Management Projections for consistency in the interrelated underlying assumptions (the Bakkt October 13 Management Projections, as so adjusted, is referred to in this section as the “Bakkt October 13 Special Committee Case” and is described in further detail in the section of this proxy statement captioned “—Certain Financial Projections—October 13 Special Committee Case”). Representatives of Duff & Phelps indicated that, based on their preliminary financial analysis, which was conducted on a post-issuance basis (i.e., presented a post-closing equity split basis), a transaction within the range specified in the Cooperation Agreement would support a fairness opinion, and that a transaction on a pre-issuance basis (i.e., without taking into account the shares issued in such issuance) in line with the construct contemplated under the Cooperation Agreement would result in fewer shares issued to DTR stockholders and was even more favorable to Bakkt.

Also at the December 23, 2025 meeting, representatives of Wilson Sonsini updated the Special Committee on the status of the legal due diligence of DTR and the transaction documents to be entered into in connection with the potential transaction and reviewed certain key provisions of S&C’s mark-up of the purchase agreement received the previous day, including (i) the acceptance of Wilson Sonsini’s deletion of all “fiduciary out” provisions, (ii) the addition of an express prohibition on the ability of the Board and the Special Committee to change their recommendation in favor of the DTR acquisition after the deal has been announced and (iii) a requirement that Bakkt reimburse Mr. Naheta for sums already advanced to DTR prior to signing, as well as future funding of DTR between signing and closing in an amount not to exceed €5,000,000.

Following discussion, the Special Committee determined to respond to DTR (i) offering 25% of the fully-diluted equity of Bakkt as of signing of the purchase agreement, such that any new equity financing raised between signing and closing would dilute both Bakkt stockholders and DTR stockholders on a pro rata basis, and (ii) rejecting DTR’s request that Bakkt reimburse Mr. Naheta for amounts advanced to DTR pending closing. The Special Committee noted that this construct was more favorable to Bakkt stockholders than what was contemplated by the Cooperation Agreement and that 25%, measured on this basis, was comfortably supported by Duff & Phelps’ preliminary financial analysis, which indicated that the transaction would be fair to Bakkt stockholders even if DTR stockholders were issued a significantly higher number of shares. The Special Committee also instructed Wilson Sonsini to reintroduce “fiduciary out” change in recommendation provisions, which would allow the Board and the Special Committee to change its recommendation in the case of a superior proposal or an intervening event.

Later on December 23, 2025, Ms. Brown, on behalf of the Special Committee, communicated to Mr. Naheta the Special Committee’s proposal (the “December 23 Bakkt Proposal”).

On December 24, 2025, Mr. Buck, on behalf of the board of directors and leadership team of DTR, responded to the December 23 Bakkt Proposal with a counter-proposal (the “December 24 DTR Proposal”) in which DTR indicated that it would be prepared to agree to (i) “30.0% of Bakkt’s fully diluted equity on a pre-money basis (measured as of signing of the definitive purchase agreement)” plus (ii) an additional 6.0% in performance-based equity tied to Bakkt’s share price performance, the structure and terms of which would be mutually agreed in the definitive documentation for the potential transaction. The December 24 DTR Proposal further noted that because between signing and closing DTR would be required to operate at full speed and would necessarily allocate meaningful engineering and product resources to customize and cater to Bakkt’s requirements to meet its aggressive distribution partnership deadlines, to the extent that DTR’s stockholders provided incremental working capital funding during the sign-to-close period, such amounts should be treated as short-term non-interesting bearing loans and should be repaid within 90 days following the closing of Bakkt’s acquisition of DTR.

On December 26, 2025, the Special Committee held a meeting, with representatives of Independent Bakkt Management, Duff & Phelps, Freshfields and Wilson Sonsini in attendance, to consider the potential acquisition of DTR and the December 24 DTR Proposal. At the meeting, representatives of Duff & Phelps reviewed their updated preliminary financial analysis of Bakkt and DTR with the Special Committee utilizing the updated management projections for Bakkt presented to the Board on December 16, 2025 and provided to Duff & Phelps by Independent Bakkt Management on December 23, 2025 (which are referred to in this section as the “Bakkt December 16 Management Projections” and which are described in further detail in the section of this proxy statement captioned “—Certain Financial Projections—Bakkt December 16 Management Projections”) and the DTR Management Projections.

At the meeting, the representatives of Duff & Phelps reviewed with the Special Committee the changes between the Bakkt October 13 Management Projections and the Bakkt December 16 Management Projections, noting that the Bakkt December 16 Management Projections reflected certain updates to Bakkt’s business and outlook that had occurred subsequent to the preparation of the Bakkt October 13 Management Projections (described in further detail in the section of this proxy statement captioned “—Certain Financial Projections—Bakkt October 13 Management Projections”). Additionally, representatives of Duff & Phelps explained that for purposes of their updated preliminary financial analysis—consistent with the approach taken in their prior preliminary financial analysis presented to the Special Committee on December 23, 2025—they had produced a “Special Committee Case” for DTR on a conservative basis, which was the same as the DTR Special Committee Case presented to the Special Committee on December 23, 2025, except that based on discussions with, and feedback from, Independent Bakkt Management, DTR’s “merchant business” segment had been retained with half of the expected transaction volume growth in 2026 and 2027 relative to the DTR Management Projections, whereas in the prior DTR Special Committee Case the “merchant business” segment had been entirely removed. The Special Committee instructed Duff & Phelps to remove DTR’s “merchant business” from the DTR Special Committee Case in order to render the DTR Special Committee Case more conservative and ensure that a transaction involving DTR would be fair to Bakkt and its stockholders even if the “merchant business” was entirely removed. The Special Committee also noted that, on a conservative basis and for validation purposes, it would be prudent for Duff & Phelps to conduct its financial analysis based on both the “Special Committee Case” for the Bakkt October 13 Management Projections (i.e., the Bakkt October 13 Special Committee Case) and for the Bakkt December 16 Management Projections (the Bakkt December 16 Management Projections, as so adjusted is referred to in this section as the “Bakkt December 16 Special Committee Case” and is described in further detail in the section of this proxy statement captioned “—Certain Financial Projections—Bakkt December 16 Special Committee Case”).

The Special Committee then discussed the December 24 DTR Proposal and several considerations regarding the merits of, and risks associated with, pursuing the acquisition of DTR, including, among other things, (i) the view expressed by representatives of Duff & Phelps that, based on their industry knowledge and expertise, Duff & Phelps did not disagree with the Special Committee that, absent the acquisition of DTR, Bakkt’s prospects as a stand-alone company would be limited and (ii) that, although the 30% consideration contemplated by the December 24 DTR Proposal was within the 19.9%–31.5% range provided in the Cooperation Agreement and could comfortably be supported by Duff & Phelps’ preliminary financial analysis, whether utilizing the Bakkt October 13 Special Committee Case (which was based on the Bakkt October 13 Management Projections) or the Bakkt December 16 Special Committee Case (which was based on the Bakkt December 16 Management Projections), it would be advisable to counter with a lower percentage, with a view to negotiating the best deal reasonably available for Bakkt’s stockholders. Following discussion, the Special Committee determined to respond to the December 24 DTR Proposal by offering 27.5% of Bakkt’s fully diluted equity on a pre issuance basis at the time of signing (which was more favorable to Bakkt’s stockholders than the construct contemplated under the

Cooperation Agreement). The Special Committee also concluded that DTR’s requests for additional performance-based equity and for reimbursement of advances pending closing of the potential acquisition of DTR should be rejected as they were not consistent with the framework established by the Cooperation Agreement.

On December 27, 2025, Ms. Brown communicated the Special Committee’s proposal (the “December 27 Bakkt Proposal”) to Mr. Naheta. Also on December 27, 2025, Mr. Collins separately discussed with Mr. Naheta certain potential strategic collaborations in connection with Bakkt’s “neobank” strategy that Bakkt was exploring.

On December 28, 2025, Mr. Buck, on behalf of the board of directors and leadership team of DTR, responded to the December 27 Bakkt Proposal with a counter-proposal (the “December 28 DTR Proposal”) which, among other things, (i) rejected the Special Committee’s 27.5% offer, on the basis that it did not reflect the technology delivered, work completed and partnerships secured by Bakkt on the strength of DTR’s platform, (ii) asserted that the reference to “pre-money” basis in DTR’s prior proposals was inadvertent and that all DTR proposals were made on the basis of Bakkt’s fully diluted equity outstanding on a post-money basis, (iii) noted that DTR would be prepared to reduce the performance-based equity component in the December 24 DTR Proposal from 6.0% to 5.0%, conditioned on a 100% increase in Bakkt’s share price over three years, measured on a 30-day VWAP basis, and (iv) reiterated the position that any incremental capital injected by DTR stockholders must be treated as stockholder loans and repaid within 90 days of closing.

On December 29, 2025, the Special Committee held a meeting, with representatives of Independent Bakkt Management, Duff & Phelps, Freshfields and Wilson Sonsini in attendance, to discuss the potential acquisition of DTR and the December 28 DTR Proposal. At the meeting, representatives of Wilson Sonsini provided an update on the status of legal due diligence of DTR and the negotiation of the transaction documents for the proposed transaction and reviewed certain key terms of the mark-up of the purchase agreement received from S&C the prior evening, including that DTR (i) accepted that the Board and the Special Committee could effect a change in recommendation in response to a superior proposal (but not in response to an intervening event) and (ii) proposed a termination fee equal to 4% of the deal value payable in the event of such change of recommendation.

The Special Committee then discussed the December 28 DTR Proposal and several considerations regarding the merits of, and risks associated with, pursuing the acquisition of DTR, including, among other things, (i) the strategic importance of owning the DTR technology, which could enable Bakkt to become a “neobank”, (ii) that the continued service of Mr. Naheta as Chief Executive Officer was a strategic priority for Bakkt and that a potential acquisition of DTR would serve as a powerful retention incentive, further aligning Mr. Naheta’s interests with the long-term success of Bakkt, (iii) that Mr. Naheta viewed the announcement of the acquisition of DTR as a prerequisite for Bakkt’s ability to successfully raise equity financing necessary to fortify its balance sheet and (iv) certain potential strategic collaborations in connection with Bakkt’s “neobank” strategy that Bakkt was exploring, which would require Bakkt to utilize technology owned by DTR or technology that it would have to develop itself. The Special Committee also discussed the merits and risks of invoking the Call Option under the Cooperation Agreement instead of entering into a negotiated agreement with DTR.

With respect to the December 28 DTR Proposal, the Special Committee discussed various considerations, including, among other things, (i) that the Cooperation Agreement provided for DTR’s stockholders to receive 19.9%–31.5% of the Bakkt Share Number as of immediately prior to closing and that the December 28 DTR Proposal was not consistent with that framework by proposing a percentage on a post issuance basis (i.e., a percentage ownership of Bakkt on a pro forma basis after giving effect to the shares that would be issued to DTR’s stockholders as acquisition consideration), (ii) that the total consideration proposed in the December 28 DTR Proposal exceeded the range set forth in the Cooperation Agreement, (iii) that if the Special Committee were to agree to offer performance-based equity, a revenue-based target would be more appropriate than a share price target, given the volatility in Bakkt’s share price, and (iv) that under the Cooperation Agreement the percentage of shares issuable to DTR stockholders would be reduced by any indebtedness of DTR outstanding immediately prior to the closing and that, while the repayment of stockholders loans was not provided for under the Cooperation Agreement, if Mr. Naheta’s cash advances were treated as indebtedness and deducted from the consideration payable to DTR’s stockholders, the Special Committee could consider agreeing to Bakkt reimbursing Mr. Naheta for such advances.

After discussion, the Special Committee determined that it was important to seek to negotiate an agreement with DTR that was consistent with the parameters established by the Cooperation Agreement and decided that Ms. Brown and Mr. Alfred should speak directly with Mr. Naheta and representatives of DTR to discuss the December 28 DTR Proposal. The Special Committee also instructed Wilson Sonsini to continue advancing the transaction documents with S&C.

On December 30, 2025, Ms. Brown and Mr. Alfred held a meeting with Messrs. Naheta and Buck. During the meeting, the representatives of DTR asserted that it was their belief that the Cooperation Agreement did not clearly provide that the percentage of Bakkt shares DTR stockholders would receive upon exercise of the Call Option was to be determined on a pre-issuance basis (i.e., without taking into account the shares issued in such issuance) and, rather, that a post-issuance construct (i.e., after taking into account the shares issued in such issuance) was consistent with the Cooperation Agreement and the parties’ contractual intent. On this basis, in light of the prior advice by Duff & Phelps that its analysis would support a 29.5% pro forma post-closing equity split, Ms. Brown and Mr. Alfred indicated that they would be willing to align on a framework (the “December 30 DTR Proposal”) which provided that (i) DTR stockholders would receive 29.5% of Bakkt’s fully diluted equity on a post-issuance basis, such that they would own 29.5% of the combined company, (ii) advances made by Mr. Naheta to DTR in the amounts of $400,000 which he had advanced to DTR in December 2025, and future advances during the interim period between signing and closing capped at $500,000 per month, would be treated as stockholder loans and Bakkt would reimburse Mr. Naheta in cash for these advances, (iii) the number of Bakkt shares to be issued to DTR stockholders in the transaction would be reduced to account for the stockholder loans, consistent with the reduction mechanism established under the Cooperation Agreement, and (iv) Mr. Naheta would be granted an additional 1% performance equity award payable upon Bakkt’s “neobank” offering achieving $25 million in trailing 12-month revenue, subject to customary verification standards and to-be-agreed definitions in the definitive documentation.

On January 2, 2026, the Special Committee held a meeting, with representatives of Independent Bakkt Management, Duff & Phelps, Freshfields and Wilson Sonsini in attendance, to discuss the December 30 DTR Proposal. At the meeting, representatives of Freshfields and Wilson Sonsini and Mr. D’Annunzio confirmed that the December 30 DTR Proposal represented a departure from the Cooperation Agreement, which provided that in the context of a Call Option or a Put Option the DTR stockholders would receive between 19.9% and 31.5% of the fully-diluted equity of Bakkt “as of immediately prior to the closing of the acquisition of DTR” (and these percentages were not stated to represent pro forma ownership in the combined company). Representatives of Duff & Phelps then reviewed an illustrative analysis of different potential scenarios with respect to the mechanics for the calculation of the number of shares issuable to DTR stockholders relative to the construct contemplated under the Cooperation Agreement. Following Duff & Phelps’ presentation, the Special Committee considered the importance of adhering to the Cooperation Agreement framework and the parameters set forth therein, as well as the merits and risks of invoking the Call Option rather than continuing to negotiate with DTR. Following discussion, the Special Committee decided to reach out to Mr. Naheta and Mr. Buck to explain the mechanism contemplated by the Cooperation Agreement and how it differed from the construct provided under the December 30 DTR Proposal. The Special Committee also decided to make an offer to DTR contemplating the following terms, which were in line with the parameters of the Cooperation Agreement: (i) DTR stockholders would receive 31.5% (i.e., the upper limit of the range established by the Cooperation Agreement) of the Bakkt Share Number; (ii) Mr. Naheta would not receive a grant of additional performance equity awards as this was not contemplated under the Cooperation Agreement; and (iii) Bakkt would reimburse Mr. Naheta for his advances to DTR (subject to the monthly cap discussed by the parties) provided such advances were treated as indebtedness and deducted from the number of Bakkt shares issued as consideration to DTR’s stockholders.

On January 5, 2026, Ms. Brown, Mr. Alfred and Mr. D’Annunzio held a meeting with Messrs. Naheta and Buck, during which the Special Committee and DTR preliminarily agreed that DTR stockholders would receive 31.5% of the Bakkt Share Number, without any additional performance-based equity grants, and DTR accepted the Special Committee’s position on the treatment of stockholder advances made by Mr. Naheta.

The parties also discussed the following deal protection provisions: (i) that a termination fee equal to 4% of the purchase price for DTR would be payable by Bakkt if the purchase agreement was terminated due to a change in recommendation in response to a superior proposal; (ii) that the termination fee would be payable only upon the consummation of the superior proposal; and (iii) that the termination fee would be payable, at Bakkt’s election, in cash or shares of Bakkt Class A Common Stock.

On January 6, 2026, Ms. Brown, Mr. D’Annunzio and Mr. Naheta had a call to discuss the valuation methodology under the Cooperation Agreement. Later that day, the Special Committee, Mr. D’Annunzio, representatives of Freshfields and Wilson Sonsini, Mr. Naheta, Mr. Buck and representatives and S&C had a subsequent call to discuss certain remaining open points on the legal due diligence of DTR and the transaction documents, including with respect to the ability of the Board and the Special Committee to effect a change in recommendation in response to an intervening event (in addition to a superior proposal). Following discussion, DTR accepted the construct that the Board and the Special Committee would have the ability to change their recommendation in the case of an intervening event, subject to the payment of a termination fee.

Between January 7, 2026 and January 9, 2026, the parties continued to negotiate the terms of the transaction agreements and agreed, among other things, that (i) consistent with market practice, the 4% termination fee payable in connection with a superior proposal would be payable when the purchase agreement is terminated (rather than when the superior proposal is consummated) and (ii) the 4% termination fee would be measured by reference to a volume-weighted average price of Bakkt at the time of signing (rather than at the time of termination).

On January 8, 2026, representatives of Freshfields and Wilson Sonsini briefed representatives of ICE and Allen Overy Shearman Sterling LLP, counsel to ICE, on the terms of the contemplated acquisition of DTR by Bakkt. On January 9, 2026, representatives of ICE confirmed that ICE would be willing to sign a voting agreement in support of the transaction.

On January 9, 2026, the Special Committee, the Audit Committee and the Board (with the exception of Mr. Naheta who had recused himself from the meeting) held a joint meeting with representatives of Independent Bakkt Management, Duff & Phelps, Freshfields and Wilson Sonsini in attendance to consider the potential acquisition of DTR. Representatives of Freshfields reviewed again with the members of the Special Committee their fiduciary duties generally and in relation to the potential acquisition of DTR, including the duty of care and the duty of loyalty, and the standard of judicial review applicable under Delaware law. Representatives of Freshfields confirmed that they did not have any current or prior relationships with DTR or Mr. Naheta during the past two years, and that Duff & Phelps had reconfirmed that during the past two years they had not had any relationships, and did not have any current relationships, with DTR or Mr. Naheta. Each of the members of the Special Committee confirmed that they did not have any financial, professional or personal relationships with DTR or Mr. Naheta.

Representatives of Wilson Sonsini then reviewed certain key provisions of the proposed transaction documents for the acquisition of DTR, including that (i) DTR stockholders would receive 31.5% of the Bakkt Share Number, (ii) Bakkt would reimburse Mr. Naheta for $400,000 he had already advanced to DTR and future advances between signing and closing (up to a cap of $500,000 per month) provided such advances were treated as indebtedness and deducted from the number of Bakkt shares issued as consideration to DTR’s stockholders, (iii) the proposed purchase agreement provided for the ability of the

Board and the Special Committee to change its recommendation in favor of the proposed transaction in order to accept a superior proposal or in response to an intervening event, (iv) the proposed voting agreements to be entered into in connection with the transaction would expressly terminate if the purchase agreement was terminated or if the Board effected a change in recommendation, (v) that if DTR terminated the purchase agreement in response to a change in recommendation, Bakkt would have to pay a termination fee of 4% of the value of DTR at signing, the exact calculation method of which was still being negotiated between the parties, and (vi) that for all purposes under the proposed transaction documents, Bakkt and the Board would act only as directed by a special committee comprised entirely of disinterested and independent directors. Representatives of Freshfields noted that while the Cooperation Agreement contemplated a 3% termination fee, in exchange for agreeing to a higher percentage, Bakkt had secured the following benefits: (i) the ability to pay the termination fee in cash or in Bakkt shares at its election and (ii) the quantum of the termination fee would be based on the value of DTR calculated based on the price of the Bakkt shares to be issued to DTR’s stockholders at signing and not at closing or termination, as was the case under the Cooperation Agreement, which if Bakkt were to receive a competing proposal was expected to be higher. Regarding the size of the termination fee, the representative of Wilson Sonsini explained that the exact calculation methodology of the deal value for purposes of calculating the 4% termination fee was still under negotiation and that, based on Bakkt’s most recent proposal of using Bakkt’s 20-day volume-weighted average share price, assuming a signing date of January 9, 2026, the termination fee would be approximately $4 million. Representatives of Wilson Sonsini also provided a review of the legal due diligence they had conducted of DTR.

Representatives of Duff & Phelps then presented their financial analyses of the potential acquisition of DTR utilizing the Bakkt December 16 Special Committee Case and the DTR Special Committee Case and, assuming that between signing and closing, Bakkt would raise $50 million in equity financing at an assumed price of $10 per share. Additionally, for validation purposes on a conservative basis, Duff & Phelps also presented the results of the following three sensitivities of its financial analysis, each of which supported its conclusion as to the fairness of the agreed acquisition consideration: (i) a scenario utilizing the Bakkt October 13 Special Committee Case (which had forecasted stronger growth for Bakkt), (ii) a scenario assuming that Bakkt’s Class 1 and Class 2 warrants were exercised prior to the closing of the acquisition of DTR, such that they would be taken into account for purposes of the calculation of the Bakkt Share Number and the number of shares issued to DTR stockholders (noting that their analysis excluded Bakkt’s publicly traded warrants, which were significantly out of the money), and (iii) a scenario assuming Bakkt would raise $75 million of equity between signing and closing at $15 per share (and confirmed that their conclusion as to the fairness of the consideration would not be affected if Bakkt did not consummate an equity raise between signing and closing). The representatives of Duff & Phelps then rendered to the Special Committee Duff & Phelps’ oral opinion, which Duff & Phelps subsequently confirmed by the delivery of a written opinion dated January 9, 2026, to the effect that, as of the date of such opinion and based upon and subject to the scope of analysis, assumptions, qualifications, limiting conditions and other matters set forth therein, the consideration to be paid by Bakkt in the proposed acquisition of DTR was fair from a financial point of view to Bakkt and the Bakkt stockholders excluding Mr. Naheta (without giving effect to any impact of the proposed acquisition of DTR on any particular stockholder other than in its capacity as a stockholder). Duff & Phelps’ opinion is more fully described below in the section of this proxy statement captioned “—Opinion of the Special Committee’s Financial Advisor - Kroll”.

Following discussion, having considered numerous factors, which are described in the section of this proxy statement captioned “Recommendation of the Company’s Special Committee and Board of Directors; Reasons for the Transactions,”, the members of the Special Committee unanimously: (i) determined that it is advisable, fair to and in the best interests of Bakkt and its stockholders (excluding Mr. Naheta and his affiliates) for Bakkt to consummate the acquisition of DTR, upon the terms and conditions of the purchase agreement; (ii) approved the execution and delivery by Bakkt of the purchase agreement and the related agreements, the performance by Bakkt of its covenants and other obligations thereunder, and the consummation of the acquisition of DTR upon the terms and conditions set forth therein; and (iii) recommended that the Board (1) approve the execution and delivery by Bakkt of the purchase agreement and the related agreements, the performance by Bakkt of its covenants and other obligations thereunder, and the consummation of the acquisition of DTR upon the terms and conditions set forth therein and (2) direct that the issuance of the Consideration Shares in connection with the Transactions be submitted to Bakkt stockholders for their approval and recommend that Bakkt stockholders vote in favor of the approval of the issuance of the Consideration Shares in connection with the Transactions.

Upon the Special Committee’s recommendation, the members of the Audit Committee, for purposes of Bakkt’s Related Person Transaction Policy, unanimously: (i) determined that it is advisable, fair to and in the best interests of Bakkt and its stockholders (excluding Mr. Naheta and his affiliates) for Bakkt to consummate the acquisition of DTR, upon the terms and conditions of the purchase agreement; and (ii) approved the execution and delivery by Bakkt of the purchase agreement and the related agreements, the performance by Bakkt of its covenants and other obligations thereunder, and the consummation of the acquisition of DTR upon the terms and conditions set forth therein.

Upon the Special Committee’s recommendation, the members of the Board unanimously (with the exception of Mr. Naheta who had recused himself from the meeting): (i) determined that it is advisable, fair to and in the best interests of Bakkt and its stockholders (excluding Mr. Naheta and his affiliates) for Bakkt to consummate the acquisition of DTR, upon the terms and conditions of the purchase agreement; (ii) approved the execution and delivery by Bakkt of the purchase agreement and the related agreements, the performance by Bakkt of its covenants and other obligations thereunder, and the consummation of the acquisition of DTR upon the terms and conditions set forth therein; (iii) directed that the issuance of the Consideration Shares in connection with the Transactions be submitted to Bakkt stockholders for their approval; and (iv) recommended that Bakkt stockholders vote in favor of approval of the issuance of the Consideration Shares in connection with the Transactions. The Board (with the exception of Mr. Naheta who had recused himself from the meeting) also approved to change the name of Bakkt to “Bakkt, Inc.” effective as of 12:01 a.m. Eastern Time on January 22, 2026.

Representatives of Wilson Sonsini then updated the Special Committee and the Board (with the exception of Mr. Naheta who had recused himself from the meeting) that representatives of S&C, on behalf of DTR, had requested that the deal value for purposes of calculating the 4% termination fee be based on the closing share price of Bakkt’s Class A Common Stock on January 9, 2026, as opposed to the 20-day VWAP of the price of Bakkt’s Class A Common Stock, and explained that this would result in a termination fee of approximately $5 million. Following discussion, the Special Committee and the Board decided to reject DTR’s request and directed the representatives of Wilson Sonsini to communicate this to S&C.

As directed by the Special Committee and the Board (with the exception of Mr. Naheta who had recused himself from the meeting), promptly following the conclusion of their respective meetings, the representatives of Wilson Sonsini informed the representatives of S&C that the Special Committee and the Board had approved the transaction on the basis of an approximately $4 million termination fee.

During the remainder of the day on January 9, 2026 and on January 10, 2026, the Special Committee and representatives of DTR, Wilson Sonsini and S&C continued to negotiate the methodology for determining the amount of the 4% termination fee and ultimately aligned on a methodology based on the 5-day VWAP of the price of Bakkt Class A Common Stock up to and including January 9, 2026, which equated to a termination fee of $4,815,000, which the Board (other than Mr. Naheta) also approved. The representatives of Wilson Sonsini and S&C also finalized the terms of the transaction documents.

On January 11, 2025, the parties executed the Purchase Agreement and the other transaction documents, including the Joinder Agreement, the Voting and Support Agreements and the Non-Competition Agreement.

The following morning, prior to the opening of markets in the U.S. on January 12, 2026, Bakkt issued a press release announcing the execution of the Purchase Agreement and the proposed terms of the acquisition of DTR.

Closing Time of the Purchase Agreement

The Closing will take place (a) within three business days following the satisfaction or waiver of the closing conditions, described under “Purchase Agreement” above, (excluding conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of each such condition), or (b) at such other time mutually agreed to in writing by the Company and DTR.

Accounting Treatment

The Company will account for the Acquisition as a business combination using the acquisition method of accounting, and the Company will be deemed the accounting acquirer.

Interests of Bakkt’s and DTR’s Directors and Officers in the Purchase Agreement

The Company’s directors and officers may have interests in the Transactions that are different from, or in addition to, the interests of the Company’s stockholders.

A Special Committee of the Board, composed entirely of independent and disinterested directors (the “Special Committee”), was formed and granted full authority to review, negotiate, and approve the terms of the Transactions on behalf of the Company. After evaluating the Transactions, the Special Committee unanimously determined that the Transactions were fair to, and in the best interests of, the Company and its stockholders (excluding Mr. Naheta and his affiliates), approved the Transactions, and recommended that the full Board (excluding Akshay Naheta from such consideration) approve the Transactions.

In (a) evaluating and negotiating the Purchase Agreement and the Transactions, (b) approving the Purchase Agreement and the Transactions, and (c) recommending that the Purchase Agreement be adopted by the Company’s stockholders, each of the Special Committee and the disinterested members of the Board were aware of and considered these interests to the extent that they existed at the time, among other matters. These interests include the following:

•

Akshay Naheta is the Company’s Chief Executive Officer, President and a member of the Board. Mr. Naheta is also the Chief Executive Officer and principal owner of DTR. Upon consummation of the Transactions, Mr. Naheta and the other DTR Holders (i) will own 31.5% of the aggregate number of shares of the Company’s Class A Common Stock that are issued and outstanding immediately prior to the Closing, plus the aggregate number of shares of the Company’s capital stock issuable upon full exercise or conversion of any options, warrants or other convertible derivative securities that are outstanding immediately prior to the Closing, on an as-converted basis, but excluding any warrants to purchase shares of the Class A Common Stock, and (ii) would be entitled to receive the same percentage of the aggregate number of shares of the Company’s capital stock issuable upon the exercise or conversion of any warrants to purchase Class A Common Stock that are outstanding as of the date of the Purchase Agreement. Mr. Naheta recused himself from consideration and deliberation with respect to the Transactions and abstained from the vote.

•	The reimbursement rights afforded to Mr. Naheta for up to $500,000 per month in loans to support the operations of DTR in the pre-closing period.

None of the Company’s or DTR’s executive officers are expected to receive any severance or other compensation as a result of the Transactions. As a result, there are no payments or benefits that the Company’s or DTR’s executive officers may receive that would be required to be disclosed pursuant to Item 402(t) of Regulation S-K.

Regulatory Approvals Required for the Purchase Agreement

HSR

Under the Purchase Agreement, if determined by the Company and DTR that a filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), the Company will file or caused to be filed the requisite notification forms under the HSR Act with the Federal Trade Commission and the Antitrust Division of the Department of Justice prior to the Closing and will be a condition to the Closing that the waiting period (and any extensions thereof) applicable to the Acquisition under the HSR Act will have expired or otherwise been terminated, and all requisite consents, approvals or clearances (as applicable) pursuant thereto will have been obtained.

Money Transmission and Equivalent Licenses

A wholly owned subsidiary of the Company holds money transmitter and/or virtual currency business licenses in each of the 49 U.S. states (as well as in certain U.S. territories) that require such a license to operate (collectively, “Licenses”). In certain of these jurisdictions, a direct or indirect “change of control” of a licensee, as defined under the relevant law, may require prior regulatory approval, advance notice, non-objection, or other regulatory action. The thresholds and requirements vary by jurisdiction. Pursuant to the Purchase Agreement, each party has committed to obtain all required change in control approvals and to submit all required filings necessary to close the Transactions. However, the Parties have also agreed that the Transactions will be deemed authorized if the applicable regulator does not request or require additional information within 60 days after submission of a letter describing the Transactions, which asserts that the Transactions do not require any such prior regulatory approval for a change in control. Such letter has been submitted and is pending (the “Specified Financial Regulatory Authorizations”).

Opinion of the Special Committee’s Financial Advisor — Kroll

On December 15, 2025, the Company and the Special Committee executed an engagement letter retaining Kroll, LLC (“Duff & Phelps”), operating through its Duff & Phelps Opinions Practice, to (a) act as independent financial advisor to the Special Committee (solely in their capacity as members of the Special Committee) in evaluating and negotiating the Transactions; and (b) at the request of the Special Committee to provide the Special Committee with a fairness opinion in connection with the Transactions. On January 9, 2026, Duff & Phelps rendered its oral opinion (which was subsequently confirmed in writing by the delivery of its written opinion, dated January 9, 2026) (the “Duff & Phelps Opinion”), to the Special Committee stating that, as of the date of the Duff & Phelps Opinion and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in the Duff & Phelps Opinion, the number of shares of the Company Class A Common Stock equal to 31.5% of (x) the sum of (1) the total number of shares of Company Class A Common Stock that are issued and outstanding immediately prior to the closing of the proposed Transactions, plus (2) the aggregate number of shares of Company Capital Stock (as defined in the Purchase Agreement) issuable upon full exercise or conversion of any options, warrants, or other convertible derivative securities, other than warrants to purchase shares of Company Class A Common Stock, that are outstanding immediately prior to the closing of the proposed Transactions, on an as converted basis, minus (y) the quotient determined by dividing (1) the sum of (A) the aggregate amount of all outstanding Indebtedness (as defined in the Purchase Agreement) (including principal and accrued and unpaid interest) of DTR and its subsidiaries as of immediately prior to the closing of the proposed Transactions plus (B) Transaction Expenses (as defined in the Purchase Agreement) in excess of $1,500,000 by (2) the average of the daily volume weighted average prices as reported on Bloomberg, or if not available on Bloomberg, as reported by Morningstar, rounded to the nearest $0.01, of a share of Company Class A Common Stock listed on NYSE, measured over the 20 consecutive trading day period ending on and including the day immediately prior to the date of the closing of the proposed Transactions (the “Consideration”) to be paid by the Company in the Transactions is fair, from a financial point of view, to the Company and the stockholders of the Company excluding Mr. Naheta (without giving effect to any impact of the Transactions on any particular stockholder other than in its capacity as a stockholder).

In selecting Duff & Phelps, the Special Committee considered, among other things, the fact that Duff & Phelps is a global leader in providing fairness opinions to boards of directors and special committees of boards of directors. Duff & Phelps is regularly engaged in the valuation of businesses and their securities and the provision of fairness opinions in connection with various transactions.

The Duff & Phelps Opinion was approved by Duff & Phelps’ fairness opinion review committee. The Duff & Phelps Opinion was provided for the information of, and directed to, the Special Committee for its information and assistance in connection with the Transactions and only addressed the fairness from a financial point of view to the Company and the stockholders of the Company excluding Mr. Naheta of the Consideration to be paid by the Company in the Transactions (without giving effect to any impact of the Transactions on any particular stockholder other than in its capacity as a stockholder) and does not address any other aspect or implication of the Transactions.

The full text of the Duff & Phelps Opinion is attached to this proxy statement as Annex B and is incorporated into this document by reference. The summary of the Duff & Phelps Opinion set forth herein is not a comprehensive description of all analyses and factors considered by Duff & Phelps and is qualified in its entirety by reference to the full text of the Duff & Phelps Opinion. The Company’s stockholders are urged to read the Duff & Phelps Opinion carefully and in its entirety for a discussion of the procedures followed, assumptions made, matters considered, limitations of the review undertaken by Duff & Phelps in connection with the Duff & Phelps Opinion, as well as other qualifications contained in the Duff & Phelps Opinion. However, the Duff & Phelps Opinion, the summary of the Duff & Phelps Opinion and the related analyses set forth in this proxy statement are not intended to be, and do not constitute, advice or a recommendation to stockholders as to how to act or vote with respect to the Transactions or any other matter.

In connection with the Duff & Phelps Opinion, Duff & Phelps made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances to enable Duff & Phelps to render the Duff & Phelps Opinion. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations and financial analysis with respect to the preparation of the Duff & Phelps Opinion included, but were not limited to, the items summarized below:

•	reviewed the following documents:

•

the Company’s annual reports and audited financial statements on Form 10-K filed with the SEC for the fiscal years ended December 31, 2022, December 31, 2023, and December 31, 2024 and the Company’s unaudited interim financial statements for the nine months ended September 30, 2025 included in the Company’s Form 10-Q for the quarter ended September 30, 2025 filed with the SEC;

•

audited financial statements for: DTR for the period from October 23, 2024 to December 31, 2024; Distributed Technologies Research AG, a wholly-owned subsidiary of DTR, for the period from February 8, 2024 to December 31, 2024; UAB Unblock LT for the fiscal year ended December 31, 2024; and Distributed Technologies Research Limited for the fiscal year ended December 31, 2024;

•	unaudited combined financial statements for DTR for the fiscal year ended December 31, 2024;

•	unaudited combined financial information for DTR for the nine months ended September 30, 2025;

•

other internal documents relating to the history, current operations, and probable future outlook of the Company, including financial projections for the fiscal years ending December 31, 2026 through December 31, 2027, prepared by and provided to us by management of the Company (referred to in the Duff & Phelps Opinion as “Bakkt Management Projections”) (the “Bakkt December 16 Management Projections”), which are described in further detail in the section of this proxy statement captioned “—Certain Financial Forecasts —Prospective Financial Information”;

•

financial projections for DTR for the fiscal years ending December 31, 2026 through December 31, 2027, prepared by management of DTR and provided to us by management of the Company (the “DTR Management Projections” and together with the Bakkt December 16 Management Projections, the “Management Projections” or “Management Case”), which are described in further detail in the section of this proxy statement captioned “—Certain Financial Forecasts —Prospective Financial Information”;

•

financial projections for DTR reflecting adjustments to the DTR Management Projections to account for the perceived risk to achieve the DTR Management Projections, including technology, execution, commercial, and competitive risks, based on discussions with the Company management and the Special Committee (the “DTR Special Committee Case”), which are described in further detail in the section of this proxy statement captioned “—Certain Financial Forecasts —Prospective Financial Information”;

•

financial projections for the Company reflecting adjustments to the Bakkt December 16 Management Projections which are consistent with the assumptions underlying the DTR Special Committee Case, due to the interrelatedness between DTR and the Company (referred to in the Duff & Phelps Opinion as the “Bakkt Special Committee Case”) (the “Bakkt December 16 Special Committee Case” and together with the DTR Special Committee Case, the “Special Committee Case”), which are described in further detail in the section of this proxy statement captioned “—Certain Financial Forecasts —Prospective Financial Information”;

•	the Cooperation Agreement, as amended;

•	the Commercial Agreement by and between an affiliate of the Company and DTR dated as of July 31, 2025 (the “Commercial Agreement”); and

•	a draft dated January 8, 2026 of the Purchase Agreement;

•	discussed the information referred to above and the background and other elements of the Transactions with the management of the Company, the management of DTR, and the Special Committee;

•	reviewed the historical trading price and trading volume of the Company’s publicly traded securities and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

•

performed certain valuation and comparative analyses on the Special Committee Case, at the direction of the Special Committee and with the Special Committee’s consent, using generally accepted valuation and analytical techniques including a discounted cash flow analysis and an analysis of selected public companies that Duff & Phelps deemed relevant; and

•	conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.

In performing its analyses and rendering the Duff & Phelps Opinion with respect to the Transactions, Duff & Phelps, with the Special Committee’s consent:

•

relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including management of the Company, and did not independently verify such information;

•

relied upon the fact that the Special Committee and the Company have been advised by counsel as to all legal matters with respect to the Transactions, including whether all procedures required by law to be taken in connection with the Transactions have been duly, validly and timely taken, and did not independently verify such information;

•

assumed that the Management Projections, Special Committee Case, and any other estimates, evaluations, forecasts and projections furnished to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person(s) furnishing the same, and Duff & Phelps expresses no opinion with respect to the Management Projections, Special Committee Case, or the underlying assumptions;

•	assumed that information supplied and representations made by Company management were substantially accurate regarding the Company, DTR and the Transactions;

•	assumed that the representations and warranties made in the Purchase Agreement were substantially accurate;

•	assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conformed in all material respects to the drafts reviewed;

•

assumed that there had been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of the Company or DTR since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there was no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading in any material respect;

•

assumed that all of the conditions required to implement the Transactions will be satisfied and that the Transactions will be completed in accordance with the Purchase Agreement without any amendments thereto or any waivers of any terms or conditions thereof that would be material to the Duff & Phelps analysis; and

•

assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transactions will be obtained without any adverse effect on the Company or the contemplated benefits expected to be derived in the Transactions that would be material to the Duff & Phelps analysis or remain valid, as the case may be.

The Duff & Phelps Opinion states that to the extent that any of the foregoing assumptions or any of the facts on which the Duff & Phelps Opinion was based prove to be untrue in any material respect, the Duff & Phelps Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of the Duff & Phelps Opinion, Duff & Phelps made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Transactions.

Duff & Phelps prepared the Duff & Phelps Opinion effective as of the date thereof. The Duff & Phelps Opinion was necessarily based upon market, economic, financial and other conditions as they existed and could be evaluated as of the date thereof, and Duff & Phelps disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting the Duff & Phelps Opinion which may come or be brought to the attention of Duff & Phelps after the date thereof.

Duff & Phelps did not evaluate the Company’s or DTR’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise) of the Company or DTR. Duff & Phelps did not express any opinion as to the market price or value of the Company’s Class A Common Stock or DTR’s common stock (or anything else) prior to or after the announcement or the consummation of the Transactions. The Duff & Phelps Opinion further states that it should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. Duff & Phelps did not express any opinion as to projections, forward-looking statements or underlying assumptions provided in connection with the Duff & Phelps Opinion (including the Management Projections and Special Committee Case). Without limiting the generality of the foregoing, Duff & Phelps further did not express an opinion as to the reasonableness or attainability of any projection, forward-looking statement or underlying assumption provided or prepared by or on behalf of the Company’s management (including the Management Projections and Special Committee Case). Duff & Phelps did not make, and assumed no responsibility to make, any representation, or render any opinion, as to any legal matter.

In rendering the Duff & Phelps Opinion, Duff & Phelps did not express any opinion with respect to the amount or nature of any compensation or any other equity arrangements to be given to any of the Company’s officers, directors, or employees, or any class of such persons, relative to the Consideration to be paid by the Company in the Transactions, or with respect to the fairness of any such compensation or arrangement.

The Duff & Phelps Opinion was furnished for the use and benefit of the Special Committee in connection with its consideration of the Transactions and was not intended to, and does not, confer any rights or remedies upon any other person, and was not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent. Duff & Phelps has consented to the inclusions of the Duff & Phelps Opinion and the description of the Duff & Phelps Opinion in this proxy statement, including any supplements or amendments thereto. The Duff & Phelps Opinion (i) does not address the merits of the underlying business decision to enter into the Transactions versus any alternative strategy or transaction; (ii) does not address any transaction related to the Transactions; (iii) is not a recommendation as to how the Special Committee or any stockholder should vote or act with respect to any matters relating to the Transactions, or whether to proceed with the Transactions or any related transaction, and (iv) does not indicate that the Consideration to be paid by the Company in the Transactions was the best possibly attainable under any circumstances; instead, it merely states whether the Consideration was within, or below, a range of values that would be viewed as fair, as suggested by certain financial analyses Duff & Phelps deemed appropriate in its professional judgment. The Duff & Phelps Opinion further states that the decision as to whether to proceed with the Transactions or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which the Duff & Phelps Opinion was based, and that the Duff & Phelps Opinion should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.

Overview of Financial Analyses Performed by Duff & Phelps

Set forth below is a summary of the material analyses performed by Duff & Phelps in connection with the delivery of the Duff & Phelps Opinion to the Special Committee. This summary is qualified in its entirety by reference to the full text of the Duff & Phelps Opinion, attached hereto as Annex B. While this summary describes the analyses and factors that Duff & Phelps deemed material in its presentation to the Special Committee, it is not a comprehensive description of all analyses and factors considered by Duff & Phelps. The preparation of a fairness opinion is a complex process that involves various determinations as to appropriate and relevant methods of financial analyses and the application of these methods to the particular circumstances. Therefore, neither the Duff & Phelps Opinion nor Duff & Phelps’ underlying analysis is susceptible to partial analysis or summary description. In arriving at the Duff & Phelps Opinion, Duff & Phelps did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Duff & Phelps believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it in rendering the Duff & Phelps Opinion without considering all analyses and factors could create a misleading or incomplete view of the evaluation process underlying the Duff & Phelps Opinion. The conclusion reached by Duff & Phelps was based on all analyses and factors taken as a whole, and also on the application of Duff & Phelps’ own experience and judgment.

The financial analyses summarized below include information presented in tabular format. In order for Duff & Phelps’ financial analyses to be fully understood, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Duff & Phelps’ financial analyses.

Valuation Approach

Duff & Phelps performed an enterprise valuation analysis of each of the Company and DTR using a Discounted Cash Flow Analysis (“DCF Analysis”) and a Market Approach (as defined in the section entitled “Opinion of the Special Committee’s Financial Advisor — Kroll – Market Approach”).

Duff & Phelps arrived at an aggregate equity value range for the Company by adjusting its enterprise value range for cash and other non-operating assets and liabilities, as well as the value of the Company’s outstanding Class 1 and Class 2 Warrants (based on a Black-Scholes option pricing model) and the market value of the Company’s publicly traded Warrants.

Duff & Phelps arrived at an aggregate equity value range for DTR by adjusting its enterprise value range for cash, and other non-operating assets and liabilities.

Duff & Phelps arrived at a per share value range for the Company’s Class A Common Stock by dividing its aggregate equity value by its shares outstanding, including outstanding dilutive equity securities other than the Company’s outstanding Class 1 Warrants, Class 2 Warrants, and publicly traded Warrants.

Discounted Cash Flow Analysis

The DCF Analysis is a valuation technique that provides an estimate of the value of an asset (or business) based on the cash flows that it is expected to generate over its life. The DCF Analysis captures the projected annual cash flows the subject company is expected to generate over a discrete projection period and the value of all of the cash flows the subject company is expected to generate after the end of the discrete projection period (the “Terminal Value”). The projected cash flows for each year in the discrete projection period and the Terminal Value are then converted to their present value equivalents using a discount rate that reflects the relative risk associated with these cash flows as well as the rates of return that investors could expect to realize on alternative investment opportunities with similar risk profiles to the subject company.

Discounted Cash Flow Analysis – DTR

Duff & Phelps performed a DCF Analysis of DTR’s projected unlevered free cash flows for the years ending December 31, 2026 to December 31, 2027, with “unlevered free cash flow” defined as cash that is available to either reinvest or distribute to security holders. In performing the discounted cash flow analysis, Duff & Phelps relied on the Special Committee Case for the years ending December 31, 2026 to December 31, 2027. For more information regarding the Management Projections and Special Committee Case, please refer to the section of this proxy statement captioned “—Certain Financial Forecasts —Prospective Financial Information.”

Duff & Phelps compared the growth and margin metrics of DTR to the recent historical and near-term projected growth and margin metrics of selected public companies that Duff & Phelps analyzed as part of its Market Approach. Duff & Phelps estimated the Terminal Value of DTR using a terminal net revenue multiple range of 2.0x to 4.0x, which took into consideration the financial performance metrics and valuation multiples of the selected public companies that Duff & Phelps analyzed as part of its Market Approach. Duff & Phelps discounted DTR’s projected unlevered free cash flows and Terminal Value to the present to obtain an indicated enterprise value for DTR using a weighted average cost of capital ranging from 27.5% to 32.5%, which was estimated utilizing the Capital Asset Pricing Model based on inputs derived from market data, including data from selected public companies that Duff & Phelps analyzed as part of its Market Approach.

Based on its DCF Analysis, Duff & Phelps arrived at an indicated enterprise value range for DTR of approximately $110 million to $210 million.

Discounted Cash Flow Analysis – Bakkt

Duff & Phelps performed a DCF Analysis of the Company’s projected unlevered free cash flows for the years ending December 31, 2026 to December 31, 2027, with “unlevered free cash flow” defined as cash that is available to either reinvest or distribute to security holders. In performing the discounted cash flow analysis, Duff & Phelps relied on the Special Committee Case for the years ending December 31, 2026 to December 31, 2027. For more information regarding the Management Projections and Special Committee Case, please refer to the section of this proxy statement captioned “—Certain Financial Forecasts —Prospective Financial Information.”

Duff & Phelps compared the growth and margin metrics of the Company to the recent historical and near-term projected growth and margin metrics of selected public companies that Duff & Phelps analyzed as part of its Market Approach. Duff & Phelps estimated the Terminal Value of the Company using a terminal net revenue multiple range of 2.0x to 4.0x applied to the Bakkt Agent business segment, consistent with the terminal net revenue multiple range applied in the DCF Analysis for DTR, and a terminal net revenue multiple range of 4.0x to 6.0x applied to the Company’s net revenue excluding the Bakkt Agent business segment, which took into consideration the financial performance metrics and valuation multiples of the selected public companies that Duff & Phelps analyzed as part of its Market Approach. Duff & Phelps discounted the Company’s projected unlevered free cash flows and Terminal Value to the present to obtain an indicated enterprise value for the Company using a weighted average cost of capital ranging from 27.5% to 32.5%, which was estimated utilizing the Capital Asset Pricing Model based on inputs derived from market data, including data from selected public companies that Duff & Phelps analyzed as part of its Market Approach.

Based on its DCF Analysis, Duff & Phelps arrived at an indicated enterprise value range for the Company of approximately $100 million to $170 million.

Market Approach

The “Market Approach,” is a valuation technique that provides an estimation of value by applying valuation multiples to financial metrics for the subject company. These valuation multiples are derived from (i) market prices of actively traded securities of public companies, publicly available historical financial information and consensus equity research analyst estimates of future financial performance and/or (ii) prices paid in actual mergers, acquisitions, or other transactions. The valuation process includes, but is not limited to, a comparison of various quantitative and qualitative factors between the subject business and other relevant businesses.

Duff & Phelps selected publicly traded companies (the “Selected Publicly Traded Companies”) that it deemed relevant to its analysis of the Company and DTR. Duff & Phelps also researched mergers and acquisitions transactions (the “Selected M&A Transactions”) involving target companies with businesses that it deemed relevant to its analysis of the Company and DTR. Duff & Phelps noted that due to the limited publicly disclosed information regarding operating metrics and valuation multiples for the Selected M&A Transactions, Duff & Phelps relied on an analysis of the Selected Publicly Traded Companies in performing the Market Approach with respect to the Company and DTR.

Duff & Phelps reviewed certain financial metrics and valuation multiples of each of the Selected Publicly Traded Companies. Duff & Phelps analyzed a number of factors in comparing the Company’s and DTR’s businesses to the Selected Publicly Traded Companies, including size, growth outlook, capital requirements, profitability and other characteristics that Duff & Phelps deemed relevant. Based on its analysis, Duff & Phelps selected a range of valuation multiples to apply to net revenue metrics of the Company and DTR, in each case using the Special Committee Case, that it deemed relevant in order to obtain a range of values for the Company and DTR, respectively.

None of the Selected Publicly Traded Companies in the following analysis are directly comparable to either the Company or DTR, Duff & Phelps does not have access to non-public information of any of the Selected Publicly Traded Companies and accordingly, a complete analysis of the Company and DTR cannot rely solely upon a quantitative review of the Selected Publicly Traded Companies and involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of the Company and DTR, respectively. Therefore, the Market Approach is subject to certain limitations.

The tables below include a summary of certain observed trading multiples of the Selected Publicly Traded Companies reviewed by Duff & Phelps for its analysis of the Company and DTR.

Selected Publicly Traded Companies Analysis

	ENTERPRISE VALUE AS MULTIPLE OF
Company	2025 EBITDA	2026 EBITDA	2027 EBITDA	2025 Revenue	2026 Revenue	2027 Revenue

Trading Platforms &

Digital Asset Exchanges

Bullish	NM	39.6x	31.9x	NM	16.76x	14.58x

Coinbase Global, Inc.	23.5x	16.8	16.8	9.59x	8.19	7.56x

Coincheck Group N.V. (1)	13.1	6.3	NA	2.66	2.20	NA

eToro Group Ltd.	4.9	4.5	4.1	1.95	1.81	1.66

Gemini Space Station, Inc.	NM	NM	NM	11.10	5.64	3.79

Robinhood Markets, Inc.	NM	36.0	31.9	NM	NM	19.16

Webull Corporation	NM	17.6	13.6	6.64	5.29	4.02

Mean	13.8x	20.1x	19.7x	6.38x	6.65x	8.46x

Median	13.1x	17.2x	16.8x	6.64x	5.47x	5.79x

Neobanks &

Payment Infrastructure

Affirm Holdings, Inc.	39.0x	29.0x	21.5x	9.95x	7.80x	6.28x

Block, Inc. (1)	12.4	10.2	8.4	2.15	1.94	1.77

Circle Internet Group, Inc. (1)	37.6	34.0	22.0	15.33	12.85	9.53

Dave Inc.	16.3	13.6	13.1	6.45	5.40	5.00

DLocal Limited	13.7	11.0	9.1	3.59	2.70	2.21

Exodus Movement, Inc.	26.0	11.1	5.8	6.34	5.67	3.39

Flywire Corporation (1)	13.1	10.3	7.9	4.11	3.53	3.05

Nu Holdings Ltd.	NA	NA	NA	5.37	4.30	3.94

Payoneer Global Inc. (1)	5.9	5.7	4.9	1.81	1.70	1.54

PayPal Holdings, Inc. (1)	6.8	6.5	6.1	3.34	3.15	2.96

Remitly Global, Inc. (1)	11.7	9.1	6.8	2.66	2.24	1.90

Wise plc	14.9	13.6	12.2	4.34	3.80	3.45

Mean	18.0x	14.0x	10.7x	5.45x	4.59x	3.75x

Median	13.7x	11.0x	8.4x	4.22x	3.66x	3.22x

Aggregate Mean	17.1x	16.2x	13.5x	5.73x	5.28x	5.32x

Aggregate Median	13.4x	11.1x	10.7x	4.34x	4.05x	3.62x

Notes:

Data as of January 8, 2026

Enterprise Value = [Market Capitalization + Management Equity + Debt + Finance Leases + Operating Leases (for IFRS/non-US GAAP companies only) + Preferred Stock + Non-Controlling Interest] – [Cash & Equivalents + Long-Term Investments + Net Non-Operating Assets]

EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization

NA = Not Available

NM= Not Meaningful

Source: Capital IQ, SEC Filings, Annual and Interim Reports.

(1)	Analysts project forward revenue on gross basis, revenue multiples shown are before transaction related costs.

Market Approach Summary – DTR

Based on the data shown in the tables above, Duff & Phelps selected a range of valuation multiples to apply to DTR’s projected 2027 net revenue to obtain a range of current enterprise values for DTR using the Market Approach. Duff & Phelps selected a 2027 revenue multiple range of 1.00x to 2.50x to apply to DTR’s projected 2027 net revenue, resulting in an indicated enterprise value range for DTR of approximately $70 million to $180 million.

Market Approach Summary – Bakkt

Based on the data shown in the tables above, Duff & Phelps selected a range of valuation multiples to apply to the Company’s projected 2027 net revenue to obtain a range of current enterprise values for the Company using the Market Approach. Duff & Phelps selected a 2027 revenue multiple range of 2.50x to 4.50x to apply to the Company’s projected 2027 net revenue, resulting in an indicated enterprise value range for the Company of approximately $130 million to $230 million.

Summary of Equity Valuation Ranges

Duff & Phelps’ indicated enterprise values for DTR were adjusted, as described below, to estimate the aggregate value of DTR’s common stock.

Duff & Phelps assumed that DTR’s cash and cash equivalents are operating in nature, given the cash requirements of the business to fund operations. The aggregate amount of all outstanding Indebtedness (as defined in the Purchase Agreement) was assumed to be zero at close. Given this assumption regarding excess cash, and that DTR was assumed to have no debt, Duff & Phelps concluded that the indicated aggregate equity value range for DTR was equivalent to the indicated enterprise value range of $110 million to $210 million based on the DCF Analysis and $70 million to $180 million based on the Market Approach. Duff & Phelps concluded on an equity value range for DTR of $70 million to $210 million.

Duff & Phelps’ indicated enterprise values for the Company were adjusted, as described below, to estimate the aggregate and per share value of the Company’s Class A Common Stock.

Duff & Phelps estimated the aggregate equity value range of the Company by: (a) adding estimated cash and equivalents as of December 31, 2025 of $6 million, per Company management, (b) adding the present value of the tax shield from net operating losses of approximately $11 million, (c) adding pro forma proceeds from an assumed $50 million equity raise at $10.00 per share, per Company management, (d) adding the market value of the Company’s ownership interest (16,864,650 shares) in Bitcoin Japan Corporation, formerly known as MarushoHotta Co., Ltd., a publicly traded company listed in Tokyo, of approximately $24 million, and (e) subtracting an estimate of the value of the Company’s Class 1 and Class 2 Warrants estimated using a Black-Scholes option pricing model, and the market value of the Company’s publicly traded Warrants.

After making the above adjustments, the indicated aggregate equity value ranges for the Company were $183 million to $246 million based on the DCF Analysis and $211 million to $303 million based on the Market Approach. Duff & Phelps arrived at an indicated per share value range for the Company’s Class A Common Stock by dividing its aggregate equity value by its shares outstanding, as provided by Company management, pro forma for an assumed $50 million equity raise at $10.00 per share, per Company management, and including outstanding dilutive equity securities other than the Company’s outstanding Class 1 Warrants, Class 2 Warrants, and publicly traded Warrants, of 33.98 million (collectively, the “Fully Diluted Shares”), which resulted in an indicated per share value range for the Company’s Class A Common Stock of $5.38 to $7.24 based on the DCF Analysis and $6.22 to $8.90 based on the Market Approach.

Conclusion

Duff & Phelps compared the equity value ranges for the Company and DTR. Based on the relative equity value ranges, Duff & Phelps implied the percentage of the Fully Diluted Shares that would be issued to DTR Holders to acquire DTR at these values.

Using the equity value range for the Company based on the DCF Analysis of $183 million to $246 million and the concluded equity value range for DTR of $70 million to $210 million, the implied percentage of the Fully Diluted Shares that would be issued to DTR Holders to acquire DTR ranged from 38.3% to 85.4%.

Using the equity value range for the Company based on the Market Approach of $211 million to $303 million and the concluded equity value range for DTR of $70 million to $210 million, the implied percentage of the Fully Diluted Shares that would be issued to DTR Holders to acquire DTR ranged from 33.1% to 69.4%.

Duff & Phelps observed that without giving effect to the reduction for Closing Indebtedness (including the Seller Loan Amount) or the Transaction Expenses of DTR, 31.5% of the Fully Diluted Shares, which represented the number of Company shares of Class A Common Stock to be issued to DTR Holders to acquire DTR in the Transactions (the “Seller Allocation”) was below the indicated ranges derived from Duff & Phelps’ DCF Analysis and Market Approach.

Duff & Phelps noted for the Special Committee certain additional sensitivity analyses for validation purposes on a conservative basis solely for reference and informational purposes only, including, among other things, the following:

•

Duff & Phelps reviewed the stock price performance of the Company’s Class A Common Stock for the 30-day period ending as of January 8, 2026. Duff & Phelps noted that the range of low and high closing prices during the 30-day period was $10.01 to $16.46. Duff & Phelps also considered the volume weighted average price of the Company’s Class A Common Stock over the 30-day and 60-day periods ending as of January 8, 2026, of $12.65 and $US19.17, respectively, per S&P Capital IQ. Duff & Phelps observed that the Seller Allocation was within the indicated ranges derived from this supplemental analysis.

•

Duff & Phelps considered a scenario in which the Class 1 and Class 2 Warrants are exercised prior to the Closing of the Transactions in estimating the Company’s aggregate equity value and per share value. Duff & Phelps observed that the Seller Allocation was within or below the indicated ranges derived from this supplemental analysis.

•

Duff & Phelps considered a scenario in which the Company raises equity prior to the Closing of the Transactions on alternative terms than as described above in the section titled “Summary of Equity Valuation Ranges”. Duff & Phelps assumed a $75 million equity raise at $15.00 per share. Duff & Phelps observed that the Seller Allocation was within or below the indicated ranges derived from this supplemental analysis.

•

The Bakkt December 16 Management Projections were provided to Duff & Phelps by management of the Company on December 23, 2025. Duff & Phelps had previously been provided financial projections for the Company (the “Bakkt October 13 Management Projections”) which were superseded by the Bakkt December 16 Management Projections. Duff & Phelps performed a DCF Analysis and a Market Approach for the Company utilizing the Bakkt October 13 Management Projections, as adjusted for consistency with the DTR Special Committee Case, using the same underlying assumptions as described in the sections above titled “Discounted Cash Flow Analysis” and “Market Approach”. Duff & Phelps observed that the Seller Allocation was within the indicated ranges derived from this supplemental analysis.

The Duff & Phelps Opinion was only one of the many factors considered by the Special Committee in its evaluation of the Transactions and should not be viewed as determinative of the views of the Special Committee.

Fees and Expenses; Disclosure of Prior Relationships

As compensation for Duff & Phelps’ services in connection with the rendering of the Duff & Phelps Opinion to the Special Committee, the Company agreed to pay Duff & Phelps an aggregate fee of $650,000, consisting of a non-refundable retainer of $300,000 payable upon the Special Committee’s request for its opinion and $350,000 payable upon Duff & Phelps’ informing the Special Committee that it was prepared to deliver the Opinion and the Special Committee requesting that Duff & Phelps deliver its opinion. No portion of Duff & Phelps’ fee is refundable or contingent upon either the conclusion expressed in the Duff & Phelps Opinion or the consummation of the Transactions.

Furthermore, the Company paid Duff & Phelps a non-refundable advisory fee of $600,000 and agreed to: (i) reimburse Duff & Phelps for its expenses and fees and expenses of outside counsel retained by Duff & Phelps in connection with the engagement, and (ii) indemnify Duff & Phelps for certain liabilities arising out of its engagement.

The terms of the fee arrangements with Duff & Phelps, which the Company believes are customary in transactions of this nature, were negotiated at arm’s length, and the Company and Special Committee are aware of these fee arrangements.

Other than as disclosed herein, during the two years preceding the date of the Duff & Phelps Opinion, Duff & Phelps did not have any relationship with any party to the Transactions including Mr. Naheta for which compensation was received or was intended to be received, nor is any such relationship or related compensation mutually understood to be contemplated.

Certain Financial Forecasts

Prospective Financial Information

Since the first quarter of 2025, the Company has not made public projections as to future performance, revenues, earnings or other results due to, among other reasons, the inherent difficulty of accurately predicting financial performance for future periods and the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. The Special Committee and the disinterested members of the Board were each provided, prior to approving and recommending for approval to the Board, in the case of the Special Committee, and approving and finalizing the Purchase Agreement, the Management Case and the Special Committee Case, which contained certain prospective financial information prepared by the Company’s management (i.e., the Bakkt October 13 Management Projections and the Bakkt December 16 Management Projections) and certain prospective financial information prepared by the management of DTR (i.e., the DTR Management Projections) (the Bakkt October 13 Management Projections, the Bakkt October 13 Special Committee Case, the Management Case and the Special Committee Case, collectively the “Projections”), and such information was also provided to Duff & Phelps and approved for Duff & Phelps’ use for purposes of its financial analyses in connection with the Duff & Phelps Opinion as described in “—Opinion of the Special Committee’s Financial Advisor – Kroll.”

The Projections are included in this proxy statement solely to provide the Company’s stockholders access to information made available in connection with the Special Committee’s and the disinterested members of the Board’s consideration of the Transactions. The Projections should not be viewed as public guidance.

The summaries of the Projections set forth below are not provided to induce any of, or influence, our stockholders’ decisions regarding whether to vote in favor of the Issuance Proposal or any other proposal. The Projections relating to Bakkt should be evaluated, if at all, in conjunction with the historical financial statements and other information contained in our public filings with the SEC, including our most recent Annual Report on Form 10-K for the year ended December 31, 2024 and our quarterly reports on Form 10-Q for the quarter ended March 31, 2025, the quarter ended June 30, 2025 and the quarter ended September 30, 2025. The DTR Management Projections and DTR Special Committee Case should be evaluated, if at all, in conjunction with the historical financial statements and other information of DTR attached as Annex C to this proxy statement. In addition, the Projections do not take into account any circumstances or events occurring after the respective date on which the

Projections were prepared, which was October 13, 2025 for the Bakkt October 13 Management Projections, December 16, 2025 for the Bakkt December 16 Management Projections and October 20, 2025 for the DTR Management Projections.

The Projections were not prepared with a view toward public disclosure or with a view toward complying with U.S. GAAP or the guidelines established by the SEC or the American Institute of Certified Public Accountants with respect to prospective financial information. The Projections have not been audited. Neither the independent registered accounting firms of DTR nor the Company or any other independent accountants, have compiled, examined or performed any procedures with respect to the Projections contained herein, nor have they expressed any opinion or any other form of assurance on such information or their achievability, and the Company’s and DTR’s independent registered accounting firms, respectively, assume no responsibility for, and disclaim any association with, the Projections.

The Bakkt October 13 Management Projections, the Bakkt December 16 Management Projections and the DTR Management Projections were prepared in good faith by the Company’s management and DTR’s management, respectively, based on each of their reasonable estimates and assumptions with respect to the expected future financial performance of the Company or DTR, respectively, at the time the Projections were prepared and speak only as of that time. In addition, the Projections have not been updated or revised to reflect information or results after the date the Projections were prepared or as of the date of this proxy statement, and except as may be required by applicable securities laws, we do not intend to update or otherwise revise the Projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. Economic and business environments can and do change quickly, which adds an additional significant level of uncertainty as to whether the results portrayed in the Projections will be achieved. As a result, the inclusion of the Projections in this proxy statement does not constitute an admission or representation by us, Duff & Phelps or any other person that the information is material.

While presented with numerical specificity, the Projections are forward-looking and reflect numerous estimates and assumptions with respect to future industry performance under various industry scenarios, as well as assumptions for competition, general business, economic, market and financial conditions and matters specific to the industries and businesses of the Company and DTR, respectively, including, but not limited to, adjustments for the sale of the Company’s loyalty business, which was sold on October 1, 2025, and the interrelatedness between DTR and the Company, all of which are difficult to predict and many of which are beyond the preparing parties’ control including, among other things, the matters described in the section entitled “Cautionary Note Regarding Forward-Looking Statements” and in our filings with the SEC, including our most recent Annual Report on Form 10-K for the year ended December 31, 2024 and our quarterly reports on Form 10-Q for the quarter ended March 31, 2025, the quarter ended June 30, 2025 and the quarter ended September 30, 2025, the risks regarding our adoption of our investment policy set forth in Exhibit 99.1 to our Current Report on Form 8-K, filed with the SEC on June 10, 2025, and the risks regarding our adoption of our Treasury Strategy set forth in Exhibit 99.1 to our Current Report on Form 8-K, dated January 9, 2026.

The Projections were prepared solely for internal use. Neither the Company’s management nor DTR’s management nor any of their respective representatives have made or makes any representations to any person regarding the ultimate performance of the Company or DTR relative to the Projections. The Projections are not fact. The Projections are not a guarantee of actual future performance. The future financial results of the Company and DTR may differ materially from those expressed in the Projections due to factors beyond either of their ability to control or predict. The inclusion of the Projections should not be regarded as an indication that the Board, the Special Committee, Bakkt, DTR, their respective advisors, management or any other recipient of this information considered, or now considers, them to be predictive of actual future results, and they should not be relied on as such. There can be no assurance that the projected results will be realized or that actual results of Bakkt, DTR or the combined company will not be lower or higher than estimated, whether or not the Transactions are completed.

For the foregoing reasons, and considering that the Special Meeting will be held several months after the Bakkt Projections and the DTR Projections were prepared, as well as the uncertainties inherent in any forecasting information, readers of this proxy statement are cautioned not to place undue reliance on the Bakkt Projections and the DTR Projections set forth below. No one has made or makes any representation to any investor or stockholder regarding the information included in the Bakkt Projections or the DTR Projections, including as to the accuracy, reliability, appropriateness or completeness of the Projections.

The non-GAAP financial measures used in the Bakkt Projections and DTR Projections were prepared solely for internal use by the Company, the Special Committee or its financial advisor. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The Company’s and DTR’s calculation of non-GAAP financial measures may differ from others in the industry and “Total Revenue, Net” and “Adjusted EBITDA,” which are included in the Bakkt Projections, and “Net Revenue,” “Gross Profit” and “EBITDA,” which are included in the DTR Projections, are not necessarily comparable with similar titles used by other companies. The non-GAAP financial measures were utilized by Duff & Phelps for purposes of its financial analyses and opinion and by the Special Committee and the disinterested members of the Company’s Board in connection with their consideration of the Transactions. Financial measures provided to a financial advisor in connection with a business combination transaction are excluded from the definition of non-GAAP financial measures and therefore are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not relied upon by Duff & Phelps for purposes of its financial analyses and the Duff & Phelps Opinion or by the Special Committee or the disinterested members of the Board in connection with their respective consideration of the Transactions. Accordingly, we have not provided a reconciliation of the financial measures.

The Bakkt October 13 Management Projections were initially presented to the Board on October 13, 2025 and provided to Duff & Phelps on November 28, 2025. The DTR

Management Projections were prepared by DTR Management and shared with Bakkt on October 20, 2025 and provided by Bakkt to the Special Committee and Duff & Phelps on November 28, 2025. Representatives of Duff & Phelps, at the direction of the Special Committee, made certain adjustments to the DTR Management Projections, to account for the perceived risk to achieve the DTR Management Projections, including technology, execution, commercial, and competitive risks. Due to the interrelatedness between DTR’s “Zaira AI agent” segment and the Company’s “neobank” (or “Bakkt Agent”) segment, which are reflected in the DTR Special Committee Case, Duff & Phelps, with the consent of the Special Committee, also made corresponding adjustments to the Bakkt October 13 Management Projections for consistency in the interrelated underlying assumptions (as so adjusted, the “Bakkt October 13 Special Committee Case”), which was presented to the Special Committee on December 23, 2025. The Bakkt October 13 Management Projections were superseded by the Bakkt December 16 Management Projections, which was updated by the Company’s management for certain updates to the Company’s business and outlook that had occurred subsequent to the preparation and delivery of the October 13 Management Projections (described in further detail in the section of this proxy statement captioned “Bakkt December 16 Management Projections”), and such Bakkt December 16 Management Projections were presented to the Board on December 16, 2025, and provided to Duff & Phelps on December 23, 2025. Representatives of Duff & Phelps, with the consent of the Special Committee, also made corresponding adjustments to the Bakkt December 16 Management Projections for consistency in the interrelated underlying assumptions that were previously adjusted for in the DTR Special Committee Case, as reflected in the Bakkt Special Committee Case, which Duff & Phelps presented to the Special Committee on January 9, 2026. The Bakkt October 13 Special Committee Case, Bakkt December 16 Special Committee Case and the DTR Special Committee Case are each presented below along with the Bakkt October 13 Management Projections, the Bakkt December 16 Management Projections and DTR Management Projections, respectively.

The Bakkt Projections

The following is a summary of the Projections for Bakkt, with dollars in millions:

Bakkt October 13 Management Projections:

	2025E	2026P	2027P
Revenue(1)	$2,459	$6,808	$17,288
Total Revenue, Net(2)	9	44	85
Adjusted EBITDA(3)	(15)	4	46

(1)	The 2025 estimates set forth in this table exclude all revenue, operating expenditures and capital expenditures associated with the loyalty business of the Company, which was sold on October 1, 2025.
(2)	Total Revenue, Net is a non-GAAP financial measure, which is calculated as Revenue less Crypto Costs and Execution, Clearing and Brokerage Fees.
(3)

Adjusted EBITDA is a non-GAAP financial measure, which is calculated as EBITDA (earnings before interest, income taxes, depreciation and amortization) before share-based and unit-based compensation expense, goodwill and intangible assets impairments, restructuring charges, changes in the fair value of our warrant liability and certain other non-cash and/or non-recurring items that do not contribute directly to our evaluation of operating results and are not components of our core business operations.

Bakkt October 13 Special Committee Case:

	2025E	2026P	2027P
Revenue(1)	$2,459	$6,590	$15,987
Total Revenue, Net(2)	9	43	79
Adjusted EBITDA(3)	(15)	3	40

(1)	The 2025 estimates set forth in this table exclude all revenue, operating expenditures and capital expenditures associated with the loyalty business of the Company, which was sold on October 1, 2025.
(2)	Total Revenue, Net is a non-GAAP financial measure, which is calculated as Revenue less Crypto Costs and Execution, Clearing and Brokerage Fees.
(3)

Adjusted EBITDA is a non-GAAP financial measure, which is calculated as EBITDA (earnings before interest, income taxes, depreciation and amortization) before share-based and unit-based compensation expense, goodwill and intangible assets impairments, restructuring charges, changes in the fair value of our warrant liability and certain other non-cash and/or non-recurring items that do not contribute directly to our evaluation of operating results and are not components of our core business operations.

Duff & Phelps, with the consent of the Special Committee, made certain adjustments to the Bakkt October 13 Management Projections to prepare the Bakkt October 13 Special Committee Case, due to the interrelatedness between DTR’s “Zaira AI agent” segment and Bakkt’s “neobank” (or “Bakkt Agent”) segment, for consistency in the interrelated underlying assumptions used to prepare the DTR Special Committee Case, as described in further detail in the section of this proxy statement captioned “DTR Special Committee Case,” to facilitate comparison between Bakkt and DTR.

Bakkt December 16 Management Projections:

	2025E	2026P	2027P
Revenue(1)	$2,228	$6,523	$15,632
Total Revenue, Net(2)	8	25	58
Adjusted EBITDA(3)	(16)	(19)	17

(1)	The 2025 estimates set forth in this table exclude all revenue, operating expenditures and capital expenditures associated with the loyalty business of the Company, which was sold on October 1, 2025.
(2)	Total Revenue, Net is a non-GAAP financial measure, which is calculated as Revenue less Crypto Costs and Execution, Clearing and Brokerage Fees.
(3)

Adjusted EBITDA is a non-GAAP financial measure, which is calculated as EBITDA (earnings before interest, income taxes, depreciation and amortization) before share-based and unit-based compensation expense, goodwill and intangible assets impairments, restructuring charges, changes in the fair value of our warrant liability and certain other non-cash and/or non-recurring items that do not contribute directly to our evaluation of operating results and are not components of our core business operations.

The Company’s management prepared the Bakkt December 16 Management Projections, which reflected certain updates to the Bakkt October 13 Management Projections regarding the Company’s business and outlook that had occurred subsequent to the preparation and delivery of the October 13 Management Projections, including, among other things, a reduction in the forecasted revenue from new crypto products, driven by lower expected yield on lending and lower volumes, a reduction in Bitcoin treasury revenue due to the removal of asset management fees in India and an increase in operating expenses.

Bakkt December 16 Special Committee Case:

	2025E	2026P	2027P
Revenue(1)	$2,228	$6,155	$13,911
Total Revenue, Net(2)	8	24	52
Adjusted EBITDA(3)	(16)	(21)	11

(1)

The 2025 estimates set forth in this table exclude all revenue, operating expenditures and capital expenditures associated with the loyalty and travel redemption business of the Company, which was sold on October 1, 2025.

(2)	Total Revenue, Net is a non-GAAP financial measure, which is calculated as Revenue less Crypto Costs and Execution, Clearing and Brokerage Fees.
(3)

Adjusted EBITDA is a non-GAAP financial measure, which is calculated as EBITDA (earnings before interest, income taxes, depreciation and amortization) before share-based and unit-based compensation expense, goodwill and intangible assets impairments, restructuring charges, changes in the fair value of our warrant liability and certain other non-cash and/or non-recurring items that do not contribute directly to our evaluation of operating results and are not components of our core business operations.

Duff & Phelps, with the consent of the Special Committee, made certain adjustments to the Bakkt December 16 Management Projections to prepare the Bakkt December 16 Special Committee Case, due to the interrelatedness between DTR’s “Zaira AI agent” segment and Bakkt’s “neobank” (or “Bakkt Agent”) segment, for consistency in the interrelated underlying assumptions used to prepare the DTR Special Committee Case, as described in further detail in the section of this proxy statement captioned “DTR Special Committee Case,” to facilitate comparison between Bakkt and DTR.

The Projections relating to Bakkt do not take into account the possible financial and other effects of the Transactions and do not attempt to predict or suggest future results following the Transactions. The Projections for Bakkt do not give effect to the Transactions, including the impact of negotiating or executing the Purchase Agreement, the expenses that have been or may be incurred in connection with completing the Transactions, the effect of any business or strategic decision or action that has been or will be taken as a result of the Purchase Agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the Purchase Agreement had not been executed, but that were instead altered, accelerated, postponed or not taken in anticipation of the Transactions. Because the Projections for Bakkt were developed for Bakkt as an independent company without giving effect to the Transactions, they do not reflect any changes to Bakkt’s operations or strategy that may be implemented after completion of the Transactions.

The Projections for Bakkt do not and should not be read to update, modify or affirm any prior financial guidance issued by us. Stockholders are cautioned not to place undue reliance on this information in making a decision as to whether to vote in favor of the Issuance Proposal.

The DTR Projections

The following is a summary of the Projections for DTR, with euros in thousands:

DTR Management Projections:

	2025E(1)	2026P	2027P
Net Revenue(2)	€485	€30,193	€133,674
Gross Profit(3)	263	19,070	94,751
EBITDA(4)	(4,860)	12,295	86,479

(1)

2025 financials are of the DTR Combined Group, which refers to the DTR Group together with UAB Unblock LT. DTR Group refers to Distributed Technologies Research Global Ltd. (Cyprus), together with its consolidated subsidiaries Distributed Technologies Research Ltd. (United Arab Emirates – ADGM), Distributed Technologies Research AG (Switzerland), DTR Canada Services Inc. (Canada), and Peermanent UAB Unblock LT. DTR Group refers to Distributed Technologies Research Global Ltd. (Cyprus), together with its consolidated subsidiaries Distributed Technologies Research Ltd. (United Arab Emirates – ADGM), Distributed Technologies Research AG (Switzerland), DTR Canada Services Inc. (Canada), and Peermanent Prosta Spółka Akcyjna (Poland).

(2)	Net Revenue is a non-GAAP financial measure, which represents revenue net of discounts, rebates, and other price adjustments.
(3)

Gross Profit is a non-GAAP financial measure, which represents Net Revenue less direct expenses. Direct expenses include, but are not limited to, exchange fees, transaction processing fees, and account-related fees that are directly attributable to the generation of Net Revenue.

(4)

EBITDA is a non-GAAP financial measure, which represents Gross Profit less indirect operating expenses. Indirect operating expenses include, but are not limited to, wages and salaries, consulting and professional fees, software and subscription costs, advertising and marketing expenses, and other general and administrative expenses.

DTR Special Committee Case:

	2025E(1)	2026P	2027P
Net Revenue(2)	€485	€13,421	€62,270
Gross Profit(3)	263	8,475	43,623
EBITDA(4)	(4,860)	2,649	36,582

(1)

2025 financials are of the DTR Combined Group, which refers to the DTR Group together with UAB Unblock LT. DTR Group refers to Distributed Technologies Research Global Ltd. (Cyprus), together with its consolidated subsidiaries Distributed Technologies Research Ltd. (United Arab Emirates – ADGM), Distributed Technologies Research AG (Switzerland), DTR Canada Services Inc. (Canada), and Peermanent Prosta Spółka Akcyjna (Poland).

(2)	Net Revenue is a non-GAAP financial measure, which represents revenue net of discounts, rebates, and other price adjustments.
(3)

Gross Profit is a non-GAAP financial measure, which represents Net Revenue less direct expenses. Direct expenses include, but are not limited to, exchange fees, transaction processing fees, and account-related fees that are directly attributable to the generation of Net Revenue.

(4)

EBITDA is a non-GAAP financial measure, which represents Gross Profit less indirect operating expenses. Indirect operating expenses include, but are not limited to, wages and salaries, consulting and professional fees, software and subscription costs, advertising and marketing expenses, and other general and administrative expenses.

Duff & Phelps, with the consent of the Special Committee, and based on discussions with Company management and the Special Committee, made certain adjustments to the DTR Management Projections to prepare the DTR Special Committee Case, to account for the perceived risk to achieve the DTR Management Projections, including technology, execution, commercial, and competitive risks, by, among other things: (i) removing the “merchant business” segment from the forecast; and (ii) reducing the forecasted user growth for the “Zaira AI agent” segment, with total projected users reduced to half in 2026 and 2027, relative to the DTR Management Projections.

The Projections relating to DTR do not take into account the possible financial and other effects of the Transactions and do not attempt to predict or suggest future results following the Transactions. The Projections for DTR do not give effect to the Transactions, including the impact of negotiating or executing the Purchase Agreement, the expenses that have been or may be incurred in connection with completing the Transactions, the effect of any business or strategic decision or action that has been or will be taken as a result of the Purchase Agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the Purchase Agreement had not been executed, but that were instead altered, accelerated, postponed or not taken in anticipation of the Transactions. Because the Projections for DTR were developed for DTR as an independent company without giving effect to the Transactions, they do not reflect any changes to DTR’s operations or strategy that may be implemented after completion of the Transactions.

The Projections for DTR do not and should not be read to update, modify or affirm any prior financial guidance issued by us. Stockholders are cautioned not to place undue reliance on this information in making a decision as to whether to vote in favor of the Issuance Proposal.

PROPOSAL 1—THE ISSUANCE PROPOSAL

Stockholders are being asked to approve a proposal in accordance with NYSE Rules 312.03(b), 312.03(c), and 312.03(d) (the “NYSE Rules”) for the issuance of the Consideration Shares, which equals an aggregate number of shares of our Class A Common Stock equal to 31.5%, of the sum of (i) the number of shares of our Class A Common Stock that are issued and outstanding immediately prior to the Closing plus (ii) the aggregate number of shares of the Company’s capital stock issuable upon full exercise or conversion of any options, warrants or other convertible derivative securities that are outstanding immediately prior to the Closing, on an as-converted basis, but excluding any warrants to purchase shares of the Class A Common Stock to the DTR Holders. The actual number of Consideration Shares to be issued for all of the outstanding equity of DTR will be determined immediately prior to the Closing based on the quotient obtained by dividing (i) the number of Consideration Shares by (ii) the sum of (1) the aggregate number of Company Shares issued and outstanding immediately prior to the Closing, plus (2) the aggregate number of Company Shares issuable upon full exercise or conversion of any options, warrants, or other convertible or derivative securities that are outstanding immediately prior to the Closing, on an as converted to ordinary shares basis, plus (3) the aggregate number of Company Shares issuable in respect of any promises or commitments to issue or grant Company Share or any options, warrants, or other convertible or derivative securities that have not been fulfilled as of immediately prior to the Closing (the “Exchange Ratio”) and the capitalization of the Company immediately prior to the Closing, inclusive of any other issuances of preferred stock, common stock and securities convertible into or exercisable for common stock pursuant to subscription, purchase or similar agreements that we have entered, or may enter, into prior to the Closing.

Overview

As described above under “Description of the Transaction,” on January 11, 2026, we entered into the Purchase Agreement, with Opco, DTR, and Mr. Naheta. Mr. Naheta is the Company’s Chief Executive Officer, President and a member of our Board, and DTR is substantially wholly owned by Mr. Naheta. Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Company will acquire DTR by issuing to the DTR Holders an aggregate number of shares of its Class A Common Stock equal to 31.5%, of the sum of (i) the number of shares of our Class A Common Stock that are issued and outstanding immediately prior to the Closing plus (ii) the aggregate number of shares of the Company’s capital stock issuable upon full exercise or conversion of any options, warrants or other convertible derivative securities that are outstanding immediately prior to the Closing, on an as-converted basis, but excluding any warrants to purchase shares of the Class A Common Stock to the DTR Holders. We are seeking approval from our stockholders for the issuance of the Consideration Shares pursuant to the Purchase Agreement and Transactions. The actual number of Consideration Shares to be issued for all of the outstanding equity of DTR will be determined immediately prior to the Closing based on the Exchange Ratio (as provided for in the Purchase Agreement) and the capitalization of the Company immediately prior to the Closing, inclusive of any other issuances of preferred stock, common stock and securities convertible into or exercisable for common stock pursuant to subscription, purchase or similar agreements that we have entered, or may enter, into prior to the Closing but excluding any warrants to purchase shares of the Class A Common Stock.

The terms of, reasons for, and other aspects of the Purchase Agreement are described in detail in other section of this proxy statement. A copy of the Purchase Agreement is attached as Annex A to this proxy statement.

Reasons for Stockholder Approval

Our Class A Common Stock is listed on the New York Stock Exchange (“NYSE”) and, as such, we are subject to the applicable rules of NYSE, including the NYSE Rules. Pursuant to NYSE Rule 312.03(b), stockholder approval is required prior to the issuance of securities in connection with the acquisition of stock or assets of another company if (1) any director, officer, or substantial security holder of the company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the Company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and (2) the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more. Additionally, pursuant to NYSE rule 312.03(c), stockholder approval is required prior to the issuance of common stock if the common stock will have upon issuance voting power equal to or greater than 20% of the voting power outstanding before the issuance. Finally, pursuant to NYSE rule 312.03(d), stockholder approval is required prior to an issuance of securities that will result in a change in control of the issuer.

As further described under “Description of the Transaction,” DTR is substantially wholly owned by Akshay Naheta, a member of our Board and our Chief Executive Officer. The issuance of shares in connection with the Transactions will result in Mr. Naheta and other DTR holders receiving a number of shares equal to 31.5% of the aggregate number of Class A Common stock issued and outstanding immediately prior to the Closing of the Transactions. The issuance of shares in connection with the Transactions will increase Mr. Naheta’s ownership interest in the Company to approximately 34.7% which would make him the largest known beneficial owner of our Class A Common Stock. For these reasons, the issuance of shares to Akshay Naheta and other DTR holders is subject to approval by our stockholders pursuant to the NYSE Rules.

Not Conditioned on Other Amendment Proposals

The Issuance Proposal is independent of the Adjournment Proposal and the approval of the Issuance Proposal is not conditioned upon approval of the Adjournment Proposal or any other proposal.

Effect of Vote in Favor of the Issuance Proposal

If the Issuance Proposal is approved by our stockholders, and the Acquisition is consummated in accordance with the Purchase Agreement, we will, among other things, issue the Consideration Shares to the DTR Holders, including Mr. Naheta. The actual number of Consideration Shares to be issued for all of the outstanding equity of DTR will be determined immediately prior to the Closing based on the Exchange Ratio (as provided for in the Purchase Agreement) and the capitalization of the Company immediately prior to the Closing, inclusive of any other issuances of preferred stock, common stock and securities convertible into or exercisable for common stock pursuant to subscription, purchase or similar agreements that we have entered, or may enter, into prior to the Closing.

Effect of Not Obtaining Required Vote for Approval of the Issuance Proposal

If the Company is unable to obtain approval of the Issuance Proposal, we would not be able to issue the Consideration Shares to the DTR Holders, the Purchase Agreement may be terminated by DTR or by the Company, and the Transactions may not be consummated.

Interests of the Company’s Directors and Executive Officers in the Acquisition

When considering the foregoing recommendation of the disinterested members of the Board that you vote to approve the Issuance Proposal, the Company’s stockholders should be aware that the Company’s directors and executive officers may have interests in the Transactions that are different from, or in addition to, the Company’s stockholders more generally. Interests of directors and officers that may be difference from or in addition to the interests of Bakkt’s stockholders include, among others:

•	Akshay Naheta, the Company’s Chief Executive Officer, President, and member of the Board, is the Chief Executive Officer of DTR; and
•	Akshay Naheta and his respective affiliates are securityholders of DTR.

In (1) evaluating and negotiating the Purchase Agreement, (2) approving the Purchase Agreement and the Transactions and (3) recommending that the Issuance Proposal be adopted by stockholders, each of the Special Committee and the disinterested members of the Board of Directors were aware of and considered these interests, among other matters, to the extent that these interests existed at the time. These interests also include the entitlement to indemnification benefits in favor of directors and executive officers of the Company and the reimbursement rights afforded to Mr. Naheta for up to $500,000 per month in loans to support the operations of DTR in the pre-closing period.

Potential Adverse Effects of the Issuance Proposal

As of the Record Date, a total of 25,761,710 shares of Class A Common Stock were issued and outstanding. If the Issuance Proposal is approved, approximately 34,976,178 shares of Class A Common Stock, will be outstanding. Assuming approximately 9,214,468 shares of Class A Common Stock are issued as Consideration Shares, the Consideration Shares would collectively represent approximately 26.4% of the outstanding votes of the Company’s Class A Common Stock. In addition, to the extent the Company issues, including following the Closing, shares of Class A Common Stock in respect of warrants to purchase shares of

Class A Common Stock that were outstanding as of the date of the Purchase Agreement, the Consideration Shares will be increased by a number of shares equal to (x) 31.5% multiplied by (y) the number of shares of Class A Common Stock issued upon the exercise or conversion of such warrants. Assuming all such warrants are fully exercised for cash, we would issue up to an additional 725,592 shares of Class A Common Stock as part of the Consideration Shares. As a result, the Issuance Proposal will have dilutive effect on current stockholders, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Class A Common Stock. The issuance of such Class A Common Stock will also have a dilutive effect on book value per share and any future earnings per share. This dilution could also cause prevailing market prices for our Class A Common Stock to decline.

Such estimated share numbers assume that we do not issue any shares under our $300.0 million “at-the-market offering” or otherwise prior to consummation of the Transactions. For each additional 1.0 million shares of Class A Common Stock outstanding at the consummation of the Transactions, the number of Consideration Shares will increase by 315,000 shares.

Required Vote and Recommendation of the Special Committee and the disinterested members of the Board for the Issuance Proposal

The Issuance Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast to approve the Issuance Proposal.

EVERY VOTE MATTERS. THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” APPROVAL OF THE ISSUANCE PROPOSAL.

MARKET PRICE AND DIVIDEND INFORMATION FOR DTR

Market Price Information

DTR is a privately held company. There is no established public trading market for DTR’s ordinary shares.

Dividend Information

DTR has not declared or paid any cash dividends on its ordinary shares to date and currently intends to retain any future earnings to fund the development and growth of its business. DTR does not anticipate paying cash dividends in the foreseeable future.

PROPOSAL 2—THE ADJOURNMENT PROPOSAL

Stockholders are being asked to approve a proposal providing for the adjournment of the Special Meeting, if necessary or appropriate in the view of the disinterested members of the Board, including, but not limited to, solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Issuance Proposal.

In the Adjournment Proposal, the Company is asking the Company’s stockholders to authorize one of more of our proxy holders to vote in favor of adjourning the Special Meeting, and any subsequent adjournments, to another time and place. If our stockholders approve the Adjournment Proposal, one or more of our proxy holders can adjourn the Special Meeting and any adjourned session of the Special Meeting, including to allow for additional time to solicit additional proxies or to allow for solicitation of proxies from our stockholders that have previously voted. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Issuance Proposal, we could adjourn the Special Meeting without a vote on the Issuance Proposal and seek to convince our stockholders to change their votes in favor of the Issuance Proposal or obtain additional votes.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the Special Meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned Special Meeting. At the adjourned Special Meeting, we may transact any business which might have been transacted at the original Special Meeting.

Vote Required and Recommendation of the Board for Adjournment Proposal

The Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast to approve the Adjournment Proposal.

EVERY VOTE MATTERS. THE SPECIAL COMMITTEE AND THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

Security Ownership of Certain Beneficial Owners, Directors and Management

The following table sets forth the beneficial ownership of our Class A Common Stock as of February 10, 2026, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Class A Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated, to our knowledge, the persons or entities identified in the table have sole voting power and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on February 10, 2026 shares of our Class A Common Stock outstanding as of February 10, 2026. We have deemed shares of our Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of February 10, 2026 or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of February 10, 2026, to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. This does not give effect to the issuance of Consideration Shares.

Unless otherwise indicated, the address for each person or entity listed in the table is c/o Bakkt, Inc., One Liberty Plaza, 1 Liberty Street, Floor 3, Suite 305-306, New York, New York 10006.

	Number of Shares of Class A Common Stock(1)	Percentage of Shares Beneficially Owned	Total Voting Percentage
Greater than 5% Stockholders:
Intercontinental Exchange Holdings, Inc.(2)	8,380,362	32.0%	32.0%
Named Executive Officers and Directors:
Andrew Main(3)	288,062	1.1%	1.1%
Akshay Naheta(4)	3,211,158	11.5%	11.5%
Karen Alexander(5)	38,877	*	*
Marc D’Annunzio(5)	87,996	*	*
Nicholas Baes(6)	41,455	*	*
Michael Alfred(7)	40,000	*	*
Colleen Brown	14,956	*	*
Sean Collins	33,240	*	*
Richard Galvin	-	-	-
Madelyn Alden Schwartzer	-	-	-

All directors and executive officers as a group (9 persons)	3,467,682	12.4%	12.4%

* Represents less than one percent (1%)

(1) Each share of Class A Common Stock entitles the holder thereof to one vote per share.

(2) Based solely on a Schedule 13D/A filed with the SEC on January 13, 2026. Consists of 461,360 shares of Class A Common Stock underlying warrants and 7,919,002 shares of Class A Common Stock. ICE is a wholly owned subsidiary of Intercontinental Exchange, Inc. ICE’s principal business address is 5660 New Northside Drive, Atlanta, GA 30328.

(3) Mr. Main served as President and Chief Executive Officer of the Company from March 26, 2024 through March 20, 2025. Effective March 21, 2025, Mr. Main was appointed as President and Co-Chief Executive Officer. Mr. Main resigned as Co-Chief Executive Officer, President and a member of the Board of Directors of the Company, effective August 11, 2025.

(4) Mr. Naheta was appointed Co-Chief Executive Officer of the Company, effective March 21, 2025. Effective August 11, 2025, Mr. Naheta became the Chief Executive Officers and President of the Company. Includes (i) 1,087,151 shares of Class A Common Stock, (ii) options to acquire 1,308,725 shares of Class A Common Stock, (iii) 803,856 shares of Class A Common Stock relating to performance-based restricted stock units that vest upon the attainment of stock price metrics and (iv) 11,426 restricted stock units that vest on March 18, 2026.

(5) Includes 19,607 shares of Class A Common Stock subject to restricted stock unit and performance stock unit awards that remain subject to vesting.

(6) Includes 19,486 shares of Class A Common Stock subject to restricted stock unit awards that remain subject to vesting.

(7) Incudes shares of Class A Common Stock held through Alpine Fox LP, over which the reporting person has control. The reporting person disclaims beneficial ownership of the Represents shares of the issuer’s Class A Common Stock held through Alpine Fox LP, over which the reporting person has control. The reporting person disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

BUSINESS AND FINANCIAL INFORMATION RELATED TO DTR

Overview

For purposes of this proxy statement, “DTR Group or DTR” refers to Distributed Technologies Research Global Ltd. (Cyprus), together with its consolidated subsidiaries and affiliated entities Distributed Technologies Research Ltd. (United Arab Emirates – ADGM), Distributed Technologies Research AG (Switzerland), DTR Canada Services Inc. (Canada), and Peermanent Prosta Spółka Akcyjna (Poland).

The DTR Group was formed during the first quarter of 2025. Distributed Technologies Research Global Ltd., which was incorporated on October 23, 2024, incorporated DTR Canada Services Inc. on February 28, 2025, which was incorporated for the purpose of obtaining a Money Services Business (“MSB”) registration in Canada, and, on March 2, 2025, acquired all of the outstanding equity interests of Distributed Technologies Research Ltd. (UAE-ADGM) and Distributed Technologies Research AG (Switzerland), which holds many of DTR’s banking and supplier relationships. On April 30, 2025, the DTR Group acquired Peermanent Prosta Spółka Akcyjna (Poland), which holds a regulated virtual asset service provider (“VASP”) registration in Poland.

Subsequent to the signing of the Purchase Agreement, DTR registered a branch of Distributed Technologies Research Global Ltd. (Cyprus) in Dubai in January 2026 to support DTR Group’s regional operations and business development activities. DTR’s presence in the United Arab Emirates builds on its previously established operations in the Abu Dhabi Global Market. The Dubai branch does not hold any regulatory license and does not conduct regulated activities. DTR also incorporated a separate Cyprus entity, Distributed Technologies Research Cyprus Ltd, on January 23, 2026, which is in the process of preparing an application for authorization as a crypto-asset service provider (“CASP”) under the EU Markets in Crypto-Assets Regulation (“MiCA”).

As a result of these transactions, the consolidated financial statements of the DTR Group for the period ended September 30, 2025 include the results of operations and financial position of all of the entities listed above.

In order to provide a more comprehensive view of the historical commercial activities conducted by the DTR-related businesses during 2024 and 2025, management has also prepared and reviewed combined financial information that includes the results of UAB Unblock LT (Lithuania), a regulated VASP under common management.

UAB Unblock LT operated under a Lithuanian VASP license that was in effect through December 31, 2025, at which time the Lithuanian VASP licensing regime sunset. Until that date, certain financial services activities of the DTR-related businesses were conducted through UAB Unblock LT. Beginning on January 1, 2026, all such regulated financial services activities have been conducted through Peermanent Prosta Spółka Akcyjna (Poland), which holds a Polish VASP registration and which is solely owned and consolidated by Distributed Technologies Research Global Ltd. (Cyprus).

For purposes of this statement, “DTR Combined Group” refers to the DTR Group together with UAB Unblock LT.

Because the proposed acquisition of DTR by Bakkt is expected to be consummated in 2026, and because UAB Unblock LT ceased regulated operations as of December 31, 2025 and is no longer active, UAB Unblock LT has not been included within the scope of the proposed transaction. Accordingly, while the DTR Combined Group financial information is presented for informational and comparative purposes, the transaction perimeter is limited to the DTR Group entities described above.

Description of DTR’s Business

DTR provides digital payments infrastructure that enables businesses to move value globally across fiat and crypto rails in a secure, compliant, and scalable manner.

DTR offers an API-driven platform supporting:

•	Fiat-to-crypto (on-ramp) services, including conversion of fiat funds into stablecoins;

•	Crypto-to-fiat (off-ramp) services, enabling stablecoins to be converted into local fiat and paid out to bank accounts;

•	Global payout capabilities, where stablecoins are used for settlement while recipients receive local currency into their own accounts;

•	Fiat-to-fiat payment flows leveraging stablecoin-powered settlement infrastructure.

The platform is designed as white-label infrastructure, allowing clients to maintain their own branding, customer relationships, and user experience, while DTR operates in the background as the technical and operational enabler. The service is built for fintech companies, payment platforms, crypto-native businesses, and global enterprises requiring cross-border payment functionality through a single integration.

DTR’s infrastructure is API-first and modular, providing real-time transaction visibility, reporting, and monitoring across supported corridors. Pricing is usage-based and dependent on currency corridors, payment methods, and transaction volumes, with bespoke commercial terms available for enterprise and high-volume clients.

DTR operates using a compliance-aware, group-based and partnership-led model. Certain regulated digital asset activities within the broader DTR Group are conducted by a dedicated European regulated Virtual Asset Service Provider (“VASP” - UAB Unblock LT until December 31, 2025, and Peermanent Prosta Spółka Akcyjna effective January 1, 2026 onwards), which is subject to applicable European regulatory and supervisory requirements. In addition, the DTR group includes a Canadian regulated entity (DTR Canada Services Inc.)

that is registered as a MSB with the Financial Transactions and Reports Analysis Centre of Canada (“FINTRAC”) which is intended to augment DTR Group’s North American operating and access capabilities, together with any future regulatory planning for North American markets. Where regulated virtual asset services are required, such services are provided by that DTR Group licensed group entity or by other appropriately authorized third-party partners.

DTR is not and does not act as a bank, payment institution, electronic money institution, or VASP, nor does it custody client funds or operate customer accounts. DTR’s role is limited to providing technology, integration, and operational coordination services, with regulated functions clearly segregated and performed by the relevant licensed entities or regulated subsidiaries.

Regulatory and Compliance Structure

Management has implemented a deliberately segmented regulatory operating model. DTR, at the entity level, does not itself hold regulatory licenses, does not custody client assets, and does not directly perform regulated activities. Regulated digital asset services within the DTR Group are conducted by a dedicated European regulated VASP subsidiary, while regulated fiat-related activities are performed by appropriately authorized third-party payment service providers where required. In addition, the DTR Group includes a Canadian entity that is registered as an MSB (Money Services Business) with FINTRAC, which is intended to augment DTR Group’s North American operating and access capabilities and support future regulatory planning for North American markets.

In addition, the DTR group is in the process of preparing an application for authorization as a CASP under MiCA through its Cyprus entity, Distributed Technologies Research Cyprus Ltd. Management expects that, if obtained, such authorization would enhance DTR Group’s regulatory alignment and may support the expansion of permitted regulated activities and corridor coverage within the European Union, subject to regulatory review and approval.

DTR’s role is confined to technology provision, integration, and operational coordination. DTR management has implemented contractual, technical, and governance controls intended to support the allocation of regulated activities to the relevant licensed entities and to document and oversee regulatory responsibilities at a group level.

Basis of Presentation

The unaudited combined historical financial statements of the DTR Combined Group for the year ended December 31, 2024 (the “2024 DTR Financial Statements”) and the unaudited historical financial statements of the DTR Group and the DTR Combined Group, respectively, for the period ended September 30, 2025 (the “Interim DTR Financial Statements”) are included herein. The 2024 DTR Financial Statements are unaudited, as the group had not been formed in 2024, such that an audit of the consolidated group was not practicable. The 2024 DTR Financial Statements have not been previously audited. Both the 2024 DTR Financial Statements and the Interim DTR Financial Statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as adopted by the International Accounting Standards Board, and therefore we have not presented reconciliation to U.S. GAAP. The 2024 DTR Financial Statements and the Interim DTR Financial Statements are included in Annex C to this proxy statement.

The IFRS-based financial information included in this proxy statement has not been prepared in accordance with U.S. GAAP and may not be comparable to financial information of Bakkt or other U.S. public companies prepared in accordance with U.S. GAAP.

All financial information of the DTR Group and the DTR Combined Group is presented in euros (€), which is the reporting currency used by DTR management. References in this proxy statement to financial information of the DTR Group and the DTR Combined Group are presented in euros unless otherwise indicated.

The historical consolidated financial statements of the DTR Group include the accounts of Distributed Technologies Research Global Ltd. and its subsidiaries. The combined financial information of the DTR Combined Group has been prepared for informational purposes only and combines the historical financial information of the DTR Group with that of UAB Unblock LT for periods during which such entities were under common management, regardless of legal ownership. The combined financial information does not purport to represent the financial position or results of operations that would have occurred had the entities been consolidated as a single group during the periods presented.

DTR’s management believes that the presentation of IFRS financial information provides meaningful information regarding the historical financial performance and financial position of the DTR Group and the DTR Combined Group; however, such information should be read together with the accompanying notes and financial information included elsewhere in this proxy statement.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of financial condition and results of operations should be read together with the accompanying consolidated financial statements and related notes thereto included elsewhere in this proxy statement. Some of the information contained in this discussion and analysis or set forth elsewhere in this proxy statement, including information regarding DTR’s strategy, expected future results of operations, financial condition, liquidity, capital resources, business prospects, and plans and objectives of management, is forward-looking. These forward-looking statements are based on the beliefs of DTR’s management, as well as assumptions made by, and information currently available to, DTR’s management and are subject to risks and uncertainties that could cause actual results to differ materially, including those described elsewhere in this proxy statement.

Overview

DTR is a technology and infrastructure business providing enablement for digital payments and settlement flows across fiat and digital asset rails, including stablecoin settlement and cross-border payout functionality through an API-driven integration model. DTR’s operating model is designed to be capital-light and scalable, with regulated activities performed by appropriately licensed group entities and/or third-party regulated partners, while DTR provides technology enablement, integration and operational coordination services.

In addition to digital payment infrastructure, DTR’s strategy includes agentic AI capabilities that support future programmable payment solutions, which form a key component of the strategic rationale for the business combination with Bakkt.

Operations

DTR’s operations during the year ended December 31, 2024 and the nine-month period ended September 30, 2025 were focused on advancing its role as a provider of digital payments and settlement infrastructure supporting fiat and stablecoin-based transaction flows. DTR’s management pursued a strategy centered on building scalable, API-driven capabilities to enable institutional clients to access global on-ramp, off-ramp, and payout functionality through a single integration, while maintaining clear separation between regulated and non-regulated functions at an entity level. Activities primarily comprised:

•	Development and enhancement of API-first infrastructure supporting fiat-to-crypto, crypto-to-fiat, and fiat-to-fiat payment flows;

•	Technical integration, operational coordination, and ongoing support for clients utilising the platform on a white-label basis;

•	Internal coordination with regulated group entities and third-party licensed partners responsible for the execution of regulated activities.

In addition to the core digital payment infrastructure described above, DTR’s technology roadmap incorporates advancements in agentic artificial intelligence (“AI”) capabilities that are a strategic enabler for future product innovations. These AI capabilities underpin programmable payment flows and autonomous financial operations, and are a key strategic rationale for the proposed business combination with Bakkt. In Bakkt’s platform strategy, specialized AI agents — including an agent known as Zaira, which focuses on user onboarding, account creation and global transfer coordination — are designed to automate complex financial workflows in a compliant manner, enhancing real-time settlement and customer experience. These AI capabilities, together with DTR’s API-first infrastructure, support the combined group’s strategic approach to next-generation programmable money and autonomous payment services.

DTR’s revenue profile reflects its role as a technology and infrastructure provider, with revenues generated through usage-based fees and commercial arrangements linked to transaction volumes, currency corridors, and service scope. Operating expenses were predominantly driven by personnel, platform development, compliance design, and professional services. For the year ended December 31, 2024, DTR Combined Group generated €689,366 of revenue from rendering of services.

Operating expenses were predominantly driven by platform development and operating build-out activities, including professional services and licensing-related costs, which contributed to DTR Combined Group’s operating loss of €3,888,676 and net loss of €4,002,894 for the year ended December 31, 2024.

Performance Highlights

For the year ended December 31, 2024, DTR Combined Group generated €689,366 in revenue from rendering of services and reported a net loss of €4,002,894, reflecting that DTR Combined Group remained in an investment and build-out phase during 2024 and incurred significant costs related to platform development, corridor expansion, regulatory structuring, licensing and professional services.

As of December 31, 2024, DTR Combined Group reported total assets of €4,913,795, including cash at bank and in hand of €1,625,045, and total equity of €3,748,855. During 2024, DTR Combined Group’s operations were funded through owner support, including €7,349,556 of non-refundable capital contributions.

For the nine-month period ended September 30, 2025, DTR Combined Group generated €355,161 in revenue from rendering of services and reported a net loss of €3,874,034, reflecting it continued investment and build-out phase during 2025 during which the DTR Group continued to incur significant costs related to platform development, corridor expansion, regulatory structuring, licensing, and professional services.

As of September 30, 2025, DTR Combined Group reported total assets of €7,754,278, including cash at bank and in hand of €645,626, and total equity of €7,309,236. During the nine-month period ended September 30, 2025, DTR Combined Group’s operations continued to be funded primarily through owner support and equity capital contributions.

DTR’s management believes that DTR’s future results will depend primarily on (i) scaling transaction volumes and corridor activity, (ii) improving operating leverage by reducing reliance on external professional services relative to revenue, and (iii) maintaining regulatory and partner readiness to support continued corridor availability and client onboarding.

Outlook

DTR’s management expects DTR to continue focusing on infrastructure, integration, and white-label enablement rather than direct transactional or custodial activity. Regulated digital asset services are expected to continue to be provided by DTR Group’s EU-licensed VASP subsidiary, its Canadian-regulated entity and other authorized partners, while DTR concentrates on platform development, operational coordination, and the expansion of supported corridors and capabilities in line with client demand and regulatory expectations.

DTR’s management also expects the DTR’s Canadian regulated entity to augment DTR Group’s North American operating and access capabilities and support future regulatory planning for North American markets, together with any additional partner arrangements that may be required. In addition, the proposed business combination with Bakkt is expected to enhance the combined group’s distribution capabilities and strategic positioning in North America, including through Bakkt’s existing market presence, relationships and infrastructure. The timing, scope and commercial impact of any North American expansion will depend on, among other things, regulatory requirements, partner readiness, integration execution and client demand.

In parallel, the DTR Group is in the process of applying for authorization as a CASP under MiCA through a group entity established in Cyprus, with the objective of ensuring continued regulatory alignment and expanded licensing coverage within the European Union, subject to regulatory approval.

Key Factors Affecting Results of Operations

DTR’s results of operations may be affected by the following factors:

•	Transaction volumes and corridor mix. Revenue is dependent on client transaction volumes and corridor activity, and corridor mix may affect unit economics and gross margin.

•	Timing of onboarding and ramp. Client integration and go-live timelines may affect the timing and level of revenue recognition.

•

Regulatory and partner readiness. DTR depends on regulated partners and licensed group entities to execute regulated activities; regulatory change and partner performance may impact corridor availability and volumes.

•

Operating cost structure. DTR’s 2024 cost base reflects significant professional services and build-out activity; the relationship between operating costs and revenue is expected to evolve as DTR scales.

Results of Operations

The following discussion of results of operations should be read in conjunction with the 2024 DTR Financial Statements, Interim DTR Financial Statements and related notes included elsewhere in this proxy statement. The results of operations for the year ended December 31, 2024 and the nine-month period ended September 30, 2025 are not directly comparable due to differences in period length, the scope of entities included, and the timing of business activities, including regulatory structuring, client onboarding and platform development.

Year Ended December 31, 2024

Income

For the year ended December 31, 2024, DTR Combined Group generated total income of €700,162, comprised of (i) rendering of services, (ii) interest income and (iii) net exchange profit, as described in the table below.

Year Ended December 31, 2024
Rendering of services	689,366
Other operating income	5,925
Net foreign exchange loss	4,871

The income for the year ended December 31, 2024 was primarily attributable to usage-based fees earned from merchant customers for DTR’s stablecoin payment infrastructure and enablement services, including API-driven integration, routing and operational support enabling merchant customers to offer fiat-to-crypto and crypto-to-fiat on-ramp and off-ramp functionality to their end users.

Staff costs

Staff costs were €32,758 for the year ended December 31, 2024. This total reflects wages and salaries incurred in connection with DTR Group’s operational and administrative functions.

Administration and other expenses

Administration and other expenses for the year ended December 31, 2024 of the DTR Combined Group amounted to €4,556,080, comprised of (i) sundry expenses, (ii) professional license fees, (iii) subscriptions and contributions, (iv) website costs, (v) auditor’s remuneration, (vi) overseas travelling, (vii) advertising, (viii) licenses and taxes, (ix) computer software, (x) rent, (xi) conference expenses and (xii) other operating expenses, as described in the table below.

Year Ended December 31, 2024
Sundry expenses	€3,617,730
Professional license fees	€241,539
Subscriptions and contributions	€237,411
Website costs	€108,821
Auditor’s remuneration	€70,220
Overseas travelling	€53,290
Advertising	€57,057
Licenses and taxes	€38,015
Computer software	€43,235
Rent	€18,658
Conference expenses	€35,990
Other operating expenses	€34,114

Administration and other expenses for the year ended December 31, 2024 (including sundry expenses) were primarily driven by the recurring build-out and professional services costs associated with regulatory structuring and compliance design, platform implementation and integration activities, together with continued investment in technology development and AI-related initiatives described in this proxy statement.

Direct expenses / professional fees

The detailed information included in the management accounts reflects direct expenses of €3,568,945 for the year ended December 31, 2024, as described in the table below.

Year Ended December 31, 2024
Professional fees	€3,260,669
Other direct expenses	€303,491
Commissions payable	€4,785

The professional fees of €3,260,669 during 2024 reflect reliance on external resources that may affect operating leverage if revenue scale does not increase.

Operating loss; finance costs; net loss

DTR Combined Group reported an operating loss of €3,888,676 for the year ended December 31, 2024.

Finance costs were €91,404, resulting in loss before tax of €3,980,080. Tax expense was €22,814, resulting in net loss for the year of €4,002,894, as described in the table below.

Year Ended December 31, 2024
Operating loss	€3,888,676
Finance costs	€91,404
Tax expense	€22,814

DTR Combined Group’s 2024 operating loss of €3,888,676 and net loss of €4,002,894 reflect the investment stage of the business, during which the DTR Combined Group remains dependent on funding availability and the pace of revenue ramp.

Nine-Month Period Ended September 30, 2025

Income

For the nine-month period ended September 30, 2025, DTR Combined Group generated total income of €338,670, comprised of (i) rendering of services, (ii) other operational income and (iii) net foreign exchange losses, as described in the table below.

Nine-Month Period Ended September 30, 2025
Rendering of services:	€355,161
Other operating income	€4,136
Net foreign exchange loss	€(20,627)

No interest income was recorded during the period. Rendering of services represented the principal source of income for the period and reflects DTR Group’s ongoing commercial activities conducted through its regulated operating entities. Net foreign exchange movements primarily reflect unrealized translation differences on monetary assets and liabilities denominated in foreign currencies.

Staff costs

Staff costs for the nine-month period ended September 30, 2025 of the DTR Combined Group amounted to €23,894. This total reflects wages and salaries incurred in connection with DTR Group’s operational and administrative functions.

Administration and other expenses

Administration and other expenses for the nine-month period ended September 30, 2025 of the DTR Combined Group amounted to €4,172,964, comprised of (i) sundry expenses, (ii) subscriptions and contributions, (iii) other professional fees and charges, (iv) amounts written off, (v) conference expenses, (vi) advertising, (vii) rent and (viii) courier, stationery, and other operating expenses, as described in the table below.

Nine-Month Period Ended September 30, 2025
Sundry expenses	€3,259,413
Subscriptions and contributions	€324,473
Other professional fees and charges	€226,299
Amounts written off	€183,653
Conference expenses	€69,841
Advertising	€35,767
Rent	€19,721
Courier, stationery, and other operating expenses	€54,797

These expenses primarily relate to regulatory, operational, and infrastructure costs incurred in connection with the expansion and integration of the DTR-related businesses during the period.

Direct expenses / professional fees

Direct expenses for the nine-month period ended September 30, 2025 for the DTR Combined Group amounted to €3,239,858. This total was comprised of:

Nine-Month Period Ended September 30, 2025
Professional fees	2,973,280
Services received	208,652
Hire of plant and equipment	15,076
Other direct expenses	42,850

Professional fees constituted the majority of direct expenses and primarily reflect advisory, technical, and compliance-related services incurred in support of DTR Group’s operations and corporate structuring activities. The annualized increase in direct expenses and professional fees during the period primarily reflects the expansion of DTR Group’s product offerings and the allocation of resources toward the development of certain technology initiatives, including the Zaira AI financial agent.

Additionally, the annualized rise in professional fees compared to 2024 was primarily in connection with platform development, regulatory structuring, and operational execution. A portion of these arrangements is expected to transition from consultancy to employee relationships over time.

Operating loss; finance costs; net loss

DTR Combined Group reported an operating loss of €3,858,188 for the nine-month period ended September 30, 2025.

Finance costs amounted to €15,846, consisting primarily of bank charges and other finance-related expenses. As a result, the DTR Combined Group recorded a net loss for the period of €3,874,034, as described in the table below.

Nine-Month Period Ended September 30, 2025
Operating Loss	€3,858,188
Finance Costs	€15,846

The operating loss of €3,858,188 and net loss of €3,874,034 reflects the continuation of DTR Combined Group’s investment and build-out phase and ongoing reliance on capital support pending the scaling of transaction volumes and revenue generation

Known Trends, Developments and Uncertainties

As of September 30, 2025, DTR management identified the following trends, developments and uncertainties that affected historical performance and/or were reasonably likely to affect future performance:

•

Regulatory change and implementation risk. Evolving EU and cross-border digital asset frameworks, including MiCA, may affect onboarding timelines, corridor availability, compliance costs and partner engagement.

•

Dependency on licensed group entities and external partners. DTR’s ability to support regulated flows depends on the continued availability and performance of licensed group entities and third-party partners.

•	Concentration risk. DTR’s revenues may be project-based and/or concentrated by corridor or client, which can contribute to variability in results and sensitivity to client ramp timing.

•	Cost structure and operating leverage. DTR’s 2024 cost base includes significant professional fees and build-out activity, and DTR’s management expects the cost profile to evolve with scale.

•

North American regulatory planning and market access. DTR’s future expansion plans may include additional North American corridors and services. The DTR group’s Canadian regulated entity is intended to augment North American access and support regulatory planning; however, timing, scope and required approvals may affect the pace at which such capabilities can be operationalized.

•

MiCA CASP authorization (Cyprus entity). The DTR group intends to apply for authorization as a CASP under MiCA through its Cyprus entity. The timing, scope and conditions of any such authorization are subject to regulatory review and approval and may affect DTR Group’s operating model, compliance costs, corridor availability, and the timing and scale of future commercial expansion in the European Union.

•

Agentic AI and next-generation programmable payment capabilities. The market for AI-driven financial workflows and autonomous programmable payments is nascent but growing. DTR’s technology — including agentic AI capabilities — and the planned integration with Bakkt’s AI-driven infrastructure (evidenced by products such as the Zaira AI financial agent) are expected to influence future product development and competitive positioning. The evolution of these capabilities, regulatory frameworks and commercial adoption will affect the timing and scale of any realized benefits.

Liquidity and Capital Resources

Overview

DTR operates a capital-light model. Liquidity requirements are primarily related to operating expenses, continued platform development and treasury management. DTR Combined Group does not rely on material leverage and has not incurred significant long-term debt. As of September 30, 2025, borrowings were not material.

Cash and assets

As of September 30, 2025, DTR Combined Group reported total assets of €7,754,278, consisting of (i) other receivables and (ii) cash at bank and in hand, as described in the table below.

Nine-Month Period Ended September 30, 2025
Other receivables	€3,416,385
Cash at bank and in hand	€645,626

DTR’s cash at bank and in hand consisted of both (i) cash at bank and (ii) cryptocurrencies, as described in the table below.

Nine-Month Period Ended September 30, 2025
Cash at bank	€399,646
Cryptocurrencies	€245,980

DTR’s other receivables primarily consisted of intercompany and related-party balances, as well as deposits and prepayments incurred in the ordinary course of operations.

Material changes in total assets and equity and cash balances were driven by:

•

Increase in total assets and equity: Total assets and equity increased as of September 30, 2025, primarily reflecting continued equity funding and capitalization of the DTR Group following the consolidation of operating entities.

•

Decrease in cash balances: Cash at bank and in hand decreased compared to December 31, 2024, reflecting ongoing operating expenditures, platform development costs, and professional and regulatory expenses incurred during the period.

DTR Group remained dependent on shareholder funding to support operations, consistent with its investment and growth strategy.

Funding history and reliance on owner support

DTR’s operations have historically been funded through owner support and equity capital contributions. During the nine-month period ended September 30, 2025, DTR Combined Group continued to rely on shareholder funding and intercompany arrangements to support operating activities, platform development, and regulatory structuring.

As of September 30, 2025, DTR Combined Group reported total equity of €7,309,236, reflecting cumulative equity contributions and accumulated losses incurred in connection with DTR Group’s ongoing investment and build-out phase.

Standalone operating viability absent the Transactions

DTR Combined Group reported a net loss of €4,002,894 for the year ended December 31, 2024 and a net loss of €3,874,034 for the nine-month period ended September 30, 2025 and continued to rely on shareholder support to fund its operations during the period.

Accordingly, absent the proposed transaction, DTR’s ability to continue operating on a standalone basis would depend on continued access to capital support, as well as the successful scaling of revenue through increased transaction volumes, corridor expansion, and client adoption.

GENERAL MATTERS

Stockholders Sharing an Address / Household

Only one copy of this proxy statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.

We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of this proxy statement was delivered. To receive a separate copy of this proxy statement, or to receive separate copies in the future, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may please contact our mailing agent, Broadridge, either by calling (800) 579-1639, via the Internet at http://www.proxyvote.com, or via email at sendmaterial@proxyvote.com.

Stockholder Proposals and Nominations for the 2026 Annual Meeting

If a stockholder would like us to consider including a proposal in our proxy statement for our 2026 annual meeting of stockholders (the “2026 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act, then the proposal must have been received by our corporate secretary at our principal executive offices on or before December 29, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Bakkt, Inc.

Attention: Corporate Secretary

One Liberty Plaza,

1 Liberty Street, Floor 3, Suite 305-306

New York, New York 10006

Our By-Laws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2026 Annual Meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our By-Laws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

•	no earlier than February 17, 2026, and

•	no later than March 19, 2026.

In the event that we hold our 2026 Annual Meeting more than 30 days before, or more than 70 days following, the one-year anniversary of the 2025 annual meeting, then such written notice must be received by our corporate secretary at our principal executive offices:

•	no earlier than the 120th day prior to the day of our 2026 Annual Meeting, and

•	no later than the later of (x) the 90th day before the meeting or (y) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

In addition to satisfying the foregoing requirements under our By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our By-Laws.

Pursuant to Rule 14a-19, stockholders who intend to solicit proxies in support of director nominees (other than our nominees) in connection with our 2026 Annual Meeting must provide the information required by Rule 14a-19 no later than April 18, 2026. However, if the date of next year’s annual meeting is more than 30 days before or more than 30 days after June 17, 2026, then we must receive your notice by the close of business on the later of the 60th day prior to such meeting or the 10th day following the day in which the public announcement of the date of such meeting is first made.

You are also advised to review our By-Laws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.

Availability of By-Laws

A copy of our By-Laws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant By-Law provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. Additionally, you may access our filings with the SEC through our website at https://investors.bakkt.com/financials/sec-filings. The information on our website or any other website referenced in this proxy statement is not part of this proxy statement.

The SEC allows the Company to incorporate certain information into this document by reference to other information that has been filed with the SEC. The information incorporated by reference is deemed to be part of this document, except for any information that is superseded by information in this document or by more recent information incorporated by reference into this document. The documents that are incorporated by reference contain important information about the companies, and you should read this document together with any other documents incorporated by reference in this document.

This document incorporates by reference the following documents that have previously been filed with the SEC by the Company:

•	Annual Report on Form 10-K for the year ended December 31, 2024 (filed with the SEC on March 20, 2025).

•

Quarterly Reports on Form 10-Q for the quarterly periods ending March 31, 2025, June  30, 2025, and September 30, 2025 (filed with the SEC on May 12, 2025, August 11, 2025 and November 12, 2025, respectively).

We will provide you without charge, upon your oral or written request, with a copy of any or all reports, proxy statements and other documents we file with the SEC. Requests for such copies should be directed to:

Investor Relations

Bakkt, Inc.

One Liberty Plaza,

1 Liberty Street, Floor 3, Suite 305-306

New York, New York 10006

Telephone number: (678) 534-5849

If you would like to request documents from the Company, please do so at least 10 business days before the date of the Special Meeting in order to receive timely delivery of those documents prior to the Special Meeting.

You should rely only on the information contained in this proxy statement and the annexes attached hereto to vote your shares at the Special Meeting. We have not authorized anyone to provide you with information that is different from that contained in this proxy statement or such annexes.

This proxy statement is dated February 13, 2026. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Other Matters

As of the date hereof, the Company does not know of any other matters that may be presented for action at the Special Meeting other than the Issuance Proposal and the Adjournment Proposal.

By Order of the Board of Directors,

/s/ Sean Collins
Sean Collins
Chairman of the Board of Directors
February 13, 2026

ANNEX A

EXECUTION VERSION

SHARE PURCHASE AGREEMENT

by and among

BAKKT OPCO HOLDINGS, LLC,

BAKKT HOLDINGS, INC.,

DISTRIBUTED TECHNOLOGIES RESEARCH GLOBAL LTD,

and

AKSHAY NAHETA

Dated as of January 11, 2026

Page

ARTICLE I DEFINITIONS & INTERPRETATIONS		2
1.1	Certain Definitions	2

1.2	Index of Defined Terms	18
1.3	Certain Interpretations	20

ARTICLE II SALE AND PURCHASE		22
2.1	Sale and Purchase	22
2.2	Closing	22
2.3	Consideration	22
2.4	Top-up Consideration	23
2.5	Pre-Closing Statement	23
2.6	Payment Procedures	23
2.7	Withholding Rights	24
2.8	Parent Class A Common Stock	24
2.9	Rights Not Transferable	25
2.10	Further Assurances	25

ARTICLE III REPRESENTATIONS AND WARRANTIES OF COMPANY AND SELLER		25
3.1	Organization; Good Standing	25
3.2	Authority; Enforceability	26
3.3	Company Board Approval	26
3.4	Non-Contravention	26
3.5	Requisite Governmental Approvals	27
3.6	Company Capitalization	27
3.7	Subsidiaries	28
3.8	Company Financial Statements	29
3.9	Indebtedness	29
3.10	Undisclosed Liabilities	29
3.11	Absence of Certain Changes	30
3.12	Material Contracts	30
3.13	Real Property	32
3.14	Environmental Matters	33
3.15	Intellectual Property; Privacy	33
3.16	Tax Matters	36
3.17	Employee Benefits	38
3.18	Labor Matters	40
3.19	Compliance with Laws	41
3.20	Legal Proceedings; Orders	42
3.21	Insurance	42
3.22	Anti-Corruption Compliance	42
3.23	Regulatory Matters	42
3.24	Compliance with Customs & Trade Laws and Sanctions	43

i

3.25	Related Party Transactions	44
3.26	Ownership of Parent Capital Stock	44
3.27	Brokers	44
3.28	Non-Foreign Partner	44
3.29	Outbound Investment Security Program	45
3.30	Foreign Direct Investment	45
3.31	Investment Intent	45
3.32	No Other Representations or Warranties	46

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER		47
4.1	Organization; Good Standing	48
4.2	Power; Enforceability	48
4.3	Non-Contravention	48
4.4	Requisite Governmental Approvals	49
4.5	Parent Capitalization	49
4.6	Subsidiaries	49
4.7	Valid Issuance	50
4.8	Fairness Opinion	50
4.9	Parent SEC Reports	50
4.10	Parent Financial Statements	50
4.11	Tax Matters.	51
4.12	Undisclosed Liabilities	52
4.13	Compliance with Laws	52
4.14	Intellectual Property; Privacy.	52
4.15	Legal Proceedings; Orders	53
4.16	Anti-Corruption Compliance	53
4.17	Compliance with Customs & Trade Laws and Sanctions	53
4.18	Regulatory Matters	54
4.19	No Other Representations or Warranties	55

ARTICLE V COVENANTS OF THE COMPANY		55
5.1	Affirmative Obligations	55
5.2	Company Forbearance Covenants	56
5.3	No Solicitation	58
5.4	No Control of the Other Party’s Business	59
5.5	Seller Reorganization	59

ARTICLE VI COVENANTS OF PARENT		59
6.1	Affirmative Obligations	59
6.2	Parent Forbearance Covenants	60
6.3	Parent Capital Stock	61
6.4	Parent Board Recommendation	61
6.5	Seller Loan Amount	63
6.6	No Control of the Other Party’s Business	63

ARTICLE VII ADDITIONAL COVENANTS		63
7.1	Efforts	63
7.2	Regulatory Matters	63
7.3	Proxy Statement	66
7.4	Parent Stockholder Meeting	67
7.5	Anti-Takeover Laws	67
7.6	Access	68
7.7	Public Statements and Disclosure	68
7.8	Transaction Litigation	69
7.9	Tax Matters	69
7.10	Employee Matters	70
7.11	Special Committee	70
7.12	Indemnification Provisions	71
7.13	Cooperation Agreement	71
7.14	Employment Agreement	71
7.15	Stock Exchange Listing	71
7.16	Confirmatory Intellectual Property Assignment	71

ARTICLE VIII CLOSING CONDITIONS		71
8.1	Each Party’s Conditions to Close	71
8.2	Additional Conditions to the Company and Seller’s Obligation to Close	72
8.3	Additional Conditions to Parent’s and Buyer’s Obligations to Close	73
8.4	Frustration of Closing Conditions	74

ARTICLE IX TERMINATION, AMENDMENT AND WAIVER		75
9.1	Termination	75
9.2	Manner and Notice of Termination; Effect of Termination	76
9.3	Fees and Expenses	77
9.4	Amendment	77
9.5	Extension; Waiver	77

ARTICLE X GENERAL PROVISIONS		77
10.1	Survival of Representations, Warranties and Covenants	77
10.2	Notices	78
10.3	Assignment	79
10.4	Confidentiality	79
10.5	Entire Agreement	79
10.6	Third Party Beneficiaries	79
10.7	Severability	79
10.8	Remedies	80
10.9	Governing Law	80
10.10	WAIVER OF JURY TRIAL	81
10.11	Arbitration	81
10.12	Disclosure Letter References	81
10.13	Counterparts	82
10.14	Designated Individual	82

Exhibits, Annexes and Schedules

Exhibit A	Form of Restrictive Covenant Agreement
Exhibit B	Form of Voting and Support Agreement
Exhibit C	Form of Registration Rights Agreement
Exhibit D	Form of Joinder Agreement

Annex A	Illustration of Exchange Ratio
Schedule 2.6	Share Allocation
Schedule 8.1(d)	Financial Regulatory Governmental Authorizations

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of January 11, 2026 by and among Bakkt Opco Holdings, LLC, a Delaware limited liability company (such entity or the Buyer Designee, as defined in Section 2.1, “Buyer”), Bakkt Holdings, Inc., a Delaware corporation (“Parent”), Distributed Technologies Research Global Ltd, a private limited company incorporated in Cyprus (the “Company”), and Akshay Naheta (“Seller”). Each of Parent, Buyer, Company and Seller are sometimes referred to as a “Party” and collectively the “Parties.” All capitalized terms that are used in this Agreement have the respective meanings given to them in this Agreement.

RECITALS

A.  Seller possesses valid, legal title to all of the issued and outstanding Company Shares, whether directly or pursuant to those certain Share Purchase and Custody Agreements and Share Purchase, Custody & Vendor Agreements from January, August and December of 2025 (collectively, the “Share Purchase and Custody Agreements”), whereby Seller has transferred beneficial ownership of Company Shares to certain individuals (together with any other Persons to whom beneficial ownership of any Company Shares is transferred, “Company Beneficial Owners”) but has retained full legal title, as nominee and custodian, to such Company Shares. Seller has agreed to sell to Buyer, free and clear of all Liens (except for Liens created by Buyer, Parent or an Affiliate thereof or those imposed by applicable securities Laws), and Buyer has agreed to purchase from Seller, all of the issued and outstanding Company Shares upon the terms and conditions set forth in this Agreement (the “Share Purchase”).

B.  The board of directors of Parent (the “Parent Board”) formed the Special Committee of the Parent Board (the “Special Committee”), and the Special Committee has: (i) determined that it is in the best interests of Parent and the Parent Stockholders (excluding Seller and his Affiliates) that, subject to the terms and conditions of this Agreement, Buyer acquire the Company through the transactions contemplated by this Agreement, which include (A) the subscription of shares of Parent Class A Common Stock by Buyer in exchange for the issuance of Buyer Units to Parent (the “Share Subscription”) and (B) the Share Purchase (the transactions contemplated by this Agreement and all other Related Agreements, including the Share Subscription and the Share Purchase, collectively, the “Transaction”); (ii) approved the execution and delivery of this Agreement by Parent, the performance by Parent of its covenants and other obligations hereunder, and the consummation of the Transaction upon the terms and conditions set forth herein; and (iii) resolved to recommend that the Parent Board approve the execution and delivery of this Agreement by Parent, the performance by Parent of its covenants and other obligations hereunder, and the consummation of the Transaction upon the terms and conditions set forth herein.

C.  The Parent Board (other than Seller, who recused himself from deliberations and approval), acting upon the recommendation of the Special Committee, has: (i) determined that it is in the best interests of Parent and the Parent Stockholders (excluding Seller and his Affiliates) that, subject to the terms and conditions of this Agreement, Parent consummate the Transaction; (ii) approved the execution and delivery of this Agreement by Parent, the performance by Parent of its covenants and other obligations hereunder, and the consummation of the Transaction upon the terms and conditions set forth herein; and (iii) directed that the Required Parent Voting Proposals be submitted to the Parent Stockholders for their approval and resolved to recommend that the Parent

Stockholders vote in favor of the approval of the Required Parent Voting Proposals (the “Parent Board Recommendation”).

D.  The board of directors of the Company (the “Company Board”) has determined that it is advisable and in the best interests of the Company and Seller to consummate the Share Purchase and, in furtherance thereof, has approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Transaction upon the terms and conditions set forth herein.

E.  Parent, as the managing member of Buyer, has (i) determined that it is in the best interests of Buyer and the Buyer Unitholders that, subject to the terms and conditions of this Agreement, Buyer consummate the Transaction, and (ii) approved the execution and delivery of this Agreement by Buyer, the performance by Buyer of its covenants and other obligations hereunder, and the consummation of the Transaction upon the terms and conditions set forth herein.

F.  Concurrently with the execution and delivery of this Agreement and as a condition and inducement to Parent’s and Buyer’s willingness to enter into this Agreement, Seller will execute and deliver to Buyer a restrictive covenant agreement (the “Restrictive Covenant Agreement”), substantially in the form attached hereto as Exhibit A, which will be effective as of the Closing.

G.  Concurrently with the execution and delivery of this Agreement, each of Parent’s directors, executive officers and certain shareholders holding more than 5% of Parent’s voting securities will execute and deliver to the Company a voting and support agreement (the “Voting and Support Agreement”) in substantially the form attached hereto as Exhibit B.

H.  Concurrently with the execution and delivery of this Agreement, Parent, Seller and each current Company Beneficial Owner shall enter into a registration rights agreement, in substantially the form attached hereto as Exhibit C (the “Registration Rights Agreement”), which will be effective as of the Closing.

I.  Concurrently with the execution and delivery of this Agreement, each current Company Beneficial Owner will execute and deliver to the Company a joinder agreement in substantially the form attached hereto as Exhibit D (each, a “Joinder Agreement”).

J.  Parent, Buyer, the Company, and Seller desire to make certain representations, warranties, covenants, and agreements in connection with the Transaction.

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants, and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1    Certain Definitions. For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:

(a)  “Acquisition Inquiry” means a request for information or for a discussion from a third party for the purpose of evaluating the making of an Acquisition Proposal.

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(b)  “Acquisition Proposal” means any offer, proposal or indication of interest from a third party to engage in an Acquisition Transaction.

(c)  “Acquisition Transaction” means any transaction or series of related transactions (other than the Share Purchase) involving:

(i)  any direct or indirect purchase or other acquisition by any Person or Group (other than Parent or any of its Subsidiaries, or any Group that includes Parent or any of its Subsidiaries), of Company Shares or securities convertible into, or exchangeable for, Company Shares or any other securities of the Company, in each case, representing more than 20% of the outstanding voting power of the Company after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or Group that, if consummated in accordance with its terms, would result in such Person or Group beneficially owning more than 20% of the outstanding Company Shares or voting power of the Company or securities convertible into, or exchangeable for, more than 20% of the outstanding Company Shares or voting power of the Company after giving effect to the consummation of such tender or exchange offer;

(ii)  any direct or indirect purchase or other acquisition by any Person or Group (other than Parent or any of its Subsidiaries, or any Group that includes Parent or any of its Subsidiaries), of more than 20% of the consolidated assets of the Company Group taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or

(iii)  any merger, consolidation, business combination, joint venture, partnership, share exchange, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company or any of its Subsidiaries whose business accounts for more than 20% of the revenue or consolidated assets of the Company and its Subsidiaries, taken as a whole, pursuant to which any Person or Group or equityholders of any such Person or Group (other than Parent or any of its Subsidiaries, or any Group that includes Parent or any of its Subsidiaries, or the equityholders of the Company prior to the consummation of such transaction), would hold Company Shares representing more than 20% of the outstanding Company Shares or voting power of the Company or securities convertible into, or exchangeable for, more than 20% of the outstanding Company Shares or voting power of the Company after giving effect to the consummation of such transaction.

(d)  “Action” shall mean any private or governmental action, suit, claim, charge, cause of action or suit (whether in contract or tort or otherwise), litigation (whether at law or in equity, whether civil or criminal), controversy, assessment, arbitration, investigation, audit, hearing, complaint, proceeding or demand.

(e)  “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by Contract or otherwise; provided, however, that neither Intercontinental Exchange Holdings, Inc. (and its Affiliates) nor Seller shall be considered an Affiliate of Parent or its Subsidiaries.

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(f)  “Alternative Acquisition Agreement” means any binding or non-binding letter of intent, memorandum of understanding, merger agreement, acquisition agreement or any Contract relating to a Parent Acquisition Transaction or Parent Acquisition Proposal.

(g)  “Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act, the UK Bribery Act 2010, and any other applicable anti-corruption Laws.

(h)  “Anti-Money Laundering Laws” means anti-money laundering laws including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, the criminal money laundering laws at 18 U.S.C. §§ 1956, 1957, and 1960, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the applicable Party conducts business, the rules and regulations thereunder and any related or similar rules, regulation or guidelines issued, administered or enforced by any governmental agency.

(i)  “Antitrust Laws” means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other Laws, in any jurisdiction, whether domestic or foreign, in each case that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that is applicable to the Transaction.

(j)  “Business Day” means any day other than (x) Saturday or Sunday or (y) any other day on which commercial banks are authorized or required by Law to be closed in New York, New York.

(k)  “Buyer Unit” means a Common Unit of Buyer.

(l)  “Buyer Unitholders” means the holders of Buyer Units.

(m)  “Closing Exchange Rate” means, with respect to a relevant currency in question, the average daily exchange rate of such relevant currency to the other relevant currency for the 5-day period ending on the last full day immediately prior to the Closing Date (as reported by Bloomberg).

(n)  “Closing Indebtedness” means, without duplication, the aggregate amount of all outstanding Indebtedness (including principal and accrued and unpaid interest) of the Company Group as of immediately prior to the Closing, and any penalties or premiums that would be associated with the full repayment and retirement of such Indebtedness at the Closing. Closing Indebtedness shall be expressed in USD determined by multiplying any non-USD currency components by the Closing Exchange Rate.

(o)  “Code” means the Internal Revenue Code of 1986.

(p)  “Company Data” means any data or information Processed by or for the Company Group.

(q)  “Company Employee Plan” means each Employee Plan that is sponsored, maintained, contributed to or required to be contributed to by the Company Group or with respect to which the Company Group has or would reasonably be expected to have any actual or contingent liability.

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(r)  “Company Group” means the Company and its Subsidiaries.

(s)  “Company Intellectual Property” means any Intellectual Property Right that is owned or purported to be owned by the Company or any of its Subsidiaries.

(t)  “Company Material Adverse Effect” means any change, event, effect, development, occurrence, fact, condition or circumstance (each, an “Effect”) that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, operations or financial condition of the Company Group, taken as a whole; provided, that none of the following, and no Effects arising out of or resulting from the following (in each case, by themselves or when aggregated), will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether there has been, or would reasonably be expected to occur, a Company Material Adverse Effect:

(i)  changes in general economic conditions anywhere in the world, or changes in conditions in the global, domestic, international or regional economy generally;

(ii)  changes in conditions in the financial markets, credit markets or capital markets anywhere in the world, including (A) changes in interest rates; (B) changes in exchange rates for the currencies of any country or cryptocurrencies or other digital currencies or virtual currencies; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market or trading in cryptocurrencies, digital currencies or virtual currencies;

(iii)  changes in conditions that are generally applicable in the industries in which the Company Group conducts business;

(iv)  changes in regulatory, legislative or political conditions anywhere in the world (including the legal or regulatory framework(s) governing cryptocurrencies, digital currencies, or virtual currencies and including anti-dumping actions, international tariffs, sanctions, governmental shutdowns, trade policies or disputes or any “trade war” or similar actions), civil unrest, protests and public demonstrations, any government responses thereto (e.g., curfews) and any escalation or worsening thereof;

(v)  any geopolitical conditions, outbreak of hostilities, acts of war (whether or not declared), sabotage, cyber-attack, cyberterrorism, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, cyber-attack, cyberterrorism, terrorism or military actions) anywhere in the world;

(vi)  earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions and other similar force majeure events anywhere in the world (or escalation or worsening of any such events or occurrences, including, in each case, the response of Governmental Authorities);

(vii)  any epidemic, pandemic or disease outbreak, or any Law, mandate, directive, pronouncement or guideline issued by a Governmental Authority, the Centers for Disease Control and Prevention or the World Health Organization providing for business closures, “sheltering-in-place,” curfews or other similar restrictions in connection with or in response to an epidemic, pandemic or disease outbreak or any change in such Law, mandate, directive, pronouncement or guideline or any material worsening of such conditions;

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(viii)  announcement of this Agreement or the pendency of the Transaction, including the impact thereof on the relationships, contractual or otherwise, of the Company Group with employees, suppliers, customers, partners, vendors or any other third Person; provided, however, that this clause (viii) shall be inapplicable with respect to any representation or warranty explicitly intended to address the consequences of the execution, delivery or performance of this Agreement or the consummation of the Transaction;

(ix)  the compliance by any Party with the terms of this Agreement, or the exercise of any Party’s rights under this Agreement, including any action taken or refrained from being taken as required pursuant to or in accordance with this Agreement;

(x)  any action taken or refrained from being taken, in each case to which Parent has expressly approved, consented to or requested in writing following the date of this Agreement;

(xi)  inflation or any changes in the rate of increase or decrease of inflation;

(xii)  changes in GAAP or other accounting standards or changes in, or changes proposed by a federal or state legislative body to, any applicable Laws (or the enforcement or interpretation of any of the foregoing), including the adoption, implementation, repeal, modification, reinterpretation or proposal thereof, or any action taken for the purpose of complying with GAAP or any applicable Law;

(xiii)  any failure by the Company Group to meet any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred, unless such failure would otherwise be excepted from this definition by another exception herein); or

(xiv)  any Transaction Litigation; provided, however, that this clause (xiv) shall be inapplicable with respect to any representation or warranty explicitly intended to address the consequences of the execution, delivery or performance of this Agreement or the consummation of the Transaction;

except, in case of each of clauses (i) through (vii) and clauses (xi)-(xiii) to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company Group, taken as a whole, relative to other similarly situated companies operating in the industries and jurisdictions in which the Company Group conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has or would reasonably be expected to have occurred.

(u)  “Company Shares” means the Company’s ordinary shares of EUR 0.10 each in the capital of the Company.

(v)  “Contract” means any legally binding (whether written or oral) contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense, or other legally binding agreement.

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(w)  “Cooperation Agreement” means that certain Cooperation Agreement, dated as of March 19, 2025, as amended by that certain Amendment to the Cooperation Agreement, dated as of June 3, 2025, by and among Parent, the Company and Seller.

(x)  “Customs & Trade Laws” means all applicable export, import, customs and trade, and anti-boycott Laws or programs administered, enacted or enforced by any Governmental Authority, including: (a) the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, and the import Laws and regulations administered by U.S. Customs and Border Protection; (b) the anti-boycott Laws and regulations administered by the U.S. Departments of Commerce and Treasury; and (c) any other applicable similar export, import, anti-boycott, or other trade Laws or programs in any relevant jurisdiction.

(y)  “Data Processing Obligation” means any applicable: (i) Law relating to privacy, data protection, security, or the Processing of Company Data, (ii) Data Processing Policies, or (iii) contractual obligation by which the Company Group is bound relating to the privacy, security, or the Processing of Company Data.

(z)  “Data Processing Policy” means any public-facing policies, notices, representations, commitments, statements concerning privacy, data protection, security, or the Processing of Company Data made by or for the Company Group.

(aa)  “DGCL” means the Delaware General Corporation Law.

(bb)  “Employee” shall mean any current or former employee, consultant, independent contractor or director of the Company Group.

(cc)  “Employee Plan” means any benefit or compensation plan, program, policy, practice, agreement, contract, arrangement or other obligation, including, but not limited to, each “employee benefit plan” (as defined in Section 3(3) of ERISA, whether or not subject to ERISA) and each other bonus, stock option, stock purchase or other equity or equity-based, incentive compensation, commission, profit sharing, savings, retirement, supplemental retirement, disability, vacation, deferred compensation, employee assistance, wellness, legal services, fringe benefit plan, flexible spending or reimbursement account or agreement, severance, employment or other service termination, retention, change of control compensation, and other similar plan, agreement (including individual agreements) or arrangement, in each case, whether or not in writing and whether or not funded, other than any such plan or arrangement to which such Person or any Subsidiary contributes (or has an obligation to contribute) pursuant to applicable Law and that is sponsored or maintained by any Governmental Authority.

(dd)  “Environmental Law” means any applicable Law in effect on or prior to the Closing Date relating to the protection of the environment (including ambient air, surface water, groundwater or land) or pollution, including Laws relating to: (i) the exposure to, or releases or threatened releases of, Hazardous Substances; (ii) the generation, manufacture, processing, distribution, use, treatment, containment, disposal, storage, transport or handling of Hazardous Substances; or (iii) recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Substances.

(ee)  “Environmental Permits” means any licenses, permits, authorizations, registrations or other approvals required under Environmental Laws.

(ff)  “ERISA” means the Employee Retirement Income Security Act of 1974.

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(gg)  “ERISA Affiliate” of any entity means each Person that at any relevant time would be treated as a single employer with such entity for purposes of Section 4001(b)(1) of ERISA or Section 414(b), (c), (m) or (o) of the Code.

(hh)  “Exchange Act” means the Securities Exchange Act of 1934.

(ii)  “Executive Group” means, with respect to a Person, such Person’s Chief Executive Officer, any executive officer, and individual reporting directly to the Chief Executive Officer.

(jj)  “Financial Regulatory Laws” means any applicable Law, including any state, national, foreign, or multi-jurisdictional Law, that is designed or intended to regulate money transmission or similar services, selling or issuing stored value, selling or issuing payment instruments, or digital financial asset business activities, including cryptocurrencies and other virtual currencies or digital currencies.

(kk)  “GAAP” means generally accepted accounting principles in the United States, as in effect on the date or for the period with respect to which such principles are applied.

(ll)  “Governmental Authority” means any government, political subdivision, governmental, administrative, self-regulatory or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational, with competent jurisdiction.

(mm)  “Governmental Authorization” means any authorizations, approvals, licenses, charter, order, franchises, memberships, clearances, permits, certificates, waivers, notices, non-objections, no-action letter, consents, exemptions, variances, expirations and terminations of any waiting period requirements issued by or obtained from, and any notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority, in each case other than relating to Intellectual Property Rights.

(nn)  “Group” has the meaning as used in Section 13 of the Exchange Act.

(oo)  “Hazardous Substance” means any: (i) material, substance or waste that (A) is listed, defined or regulated as “hazardous” or “toxic,” or as a “pollutant” or “contaminant” (or words of similar meaning and regulatory effect) under Environmental Laws or (B) can form the basis of any liability under any Environmental Law; and (ii) petroleum, petroleum products, per- and polyfluoroalkyl substances (including PFAs, PFOA, PFOS, Gen X, and PFBs), polychlorinated biphenyls (PCBs), asbestos and asbestos-containing materials, radon, and toxic mold or fungi.

(pp)  “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(qq)  “Indebtedness” means, with respect to any Person, without duplication, all obligations or undertakings by such Person: (a) for borrowed money (including deposits or advances of any kind to such Person); (b) evidenced by bonds, debentures, notes or similar instruments; (c) pursuant to securitization or factoring programs or arrangements; (d) net cash payment obligations of such Person under swaps, options, derivatives and other hedging contracts or arrangements that will be payable upon termination thereof (assuming termination on the date of determination); (e) letters of

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credit (to the extent drawn), bank guarantees (to the extent drawn) and other similar contracts or arrangements entered into by or on behalf of such Person (to the extent drawn); (f) with respect to deferred purchase price of property (tangible or intangible), goods or services, including any earn-outs or purchase price adjustments relating to acquisitions (other than trade payables or accruals in the ordinary course of business); or (g) guarantee of any of the obligations or undertakings described in the foregoing clauses (a) through (f) of any other Person, in each case, excluding any obligations or undertakings owing solely among the members of the Company Group.

(rr)  “Intellectual Property Rights” means any and all intellectual property rights throughout the world, including such rights in or otherwise associated with any of the following: (i) all United States and foreign patents and patent applications, including any provisionals, continuations, divisions, continuations-in-part, reexaminations, extensions, renewals, reissues and foreign counterparts of or for any of the foregoing (“Patents”); (ii) all copyrights, copyright registrations and applications therefor, mask work rights and registrations for mask work rights, and any other works of authorship or rights thereto throughout the world (“Copyrights”); (iii) trademarks, service marks, trade dress and similar designation of origin and rights therein, together with all of the goodwill associated with any of the foregoing, and registrations and applications for registration thereof (“Marks”); (iv) internet domain names; (v) trade secret rights and analogous rights in know-how and other proprietary or confidential information, processes, formulae, designs, models and methodologies (“Trade Secrets”); and (vi) rights in technical databases and technical data collections, in each case of clauses (i) through (vi) above to the extent protectable by applicable Law.

(ss)  “Intervening Event” means any Effect occurring following the execution and delivery of this Agreement that is material and that was not known to, or reasonably foreseeable by, the Parent Board on the execution and delivery of this Agreement (or if known or reasonably foreseeable to the Parent Board, the consequences of which were not known or reasonably foreseeable by the Parent Board as of the date of this Agreement), which Effect becomes known to, or reasonably foreseeable by, the Parent Board prior to the Required Parent Stockholder Approval; provided, that in no event shall the following constitute or be taken into account in determining the existence of an Intervening Event: (1) any Effect that relates to a Parent Acquisition Proposal; (2) Parent meeting, failing to meet or exceeding any internal or published revenue or earnings forecasts or projections for any period; (3) changes in the market price or trading volume of Parent Class A Common Stock; provided, that in the case of the foregoing clauses (2) and (3), the underlying causes of such Effect may be considered and taken into account in determining whether there has been an Intervening Event; (4) results from a breach of this Agreement by Parent; (5) any changes in GAAP or other accounting standards or changes in, or changes proposed by a federal or state legislative body to, any applicable Laws (or the enforcement or interpretation of any of the foregoing), including the adoption, implementation, repeal, modification, reinterpretation or proposal thereof, or any action taken for the purpose of complying with GAAP or any applicable Law; (6) any changes in general economic conditions anywhere in the world, or changes in conditions in the global, domestic, international or regional economy generally; (7) any changes in conditions in the financial markets, credit markets or capital markets anywhere in the world, including (A) changes in interest rates; (B) changes in exchange rates for the currencies of any country or cryptocurrencies or other digital currencies or virtual currencies; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market or trading in cryptocurrencies, digital currencies or virtual currencies; or (8) any changes in regulatory, legislative or political conditions anywhere in the world (including the legal or regulatory framework(s) governing cryptocurrencies, digital currencies, or virtual currencies), except in the case of the foregoing clauses

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(5) through (8), to the extent that such Effect has had or would reasonably be expected to have a disproportionate effect on the applicable Person, relative to other similarly situated companies operating in the industries and jurisdictions in which it conducts business, in which case only the incremental disproportionate impact may be taken into account in determining whether there has been an Intervening Event.

(tt)  “Investor Questionnaire” means Parent’s customary Investor Suitability Questionnaire.

(uu)  “IRS” means the United States Internal Revenue Service, or any successor agency thereto.

(vv)  “Knowledge” of (i) Parent or Buyer, with respect to any matter in question, means the knowledge, after reasonable due inquiry, of the individuals listed in Section 1.1(vv) of the Parent Disclosure Letter and (ii) the Company, with respect to any matter in question, means the knowledge, after reasonable due inquiry of the individuals listed in Section 1.1(vv) of the Company and Seller Disclosure Letter; provided, however, that, with respect to matters related to Intellectual Property Rights, such reasonable due inquiry does not require the performance or obtaining of any clearance searches, freedom to operate searches or analyses, or other legal opinions, or otherwise the conducting of any similar investigations with respect to any third party Intellectual Property Rights.

(ww)  “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational, statute, constitution, common law, ordinance, code, decree, order, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority and any award, order or decision of an arbitrator or arbitration panel with binding and enforceable jurisdiction over the parties and subject matter of the dispute.

(xx)  “Legal Proceeding” means any claim, action, charge, lawsuit, litigation, arbitration, investigation or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator, mediator or other tribunal.

(yy)  “Lien” means any lien, pledge, charge, claim, mortgage, security interest or other encumbrance of any kind or character whatsoever.

(zz)  “NYSE” means The New York Stock Exchange.

(aaa) “Open Source License” means a license that complies with the “Open Source Definition” of the Open Source Initiative (www.opensource.org), including, for example, the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), and Creative Commons License.

(bbb) “Order” means any order, judgment, judicial decision, decree (including any consent decree or similar agreed order or judgment), injunction, ruling, award, settlement, stipulation, writ or verdict, whether civil, criminal or administrative, in each case, that is entered, issued or rendered by any Governmental Authority (whether temporary, preliminary or permanent).

(ccc) “Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, partnership agreement, limited liability company agreement, memorandum

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and articles of association, and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person.

(ddd) “Parent Acquisition Proposal” means any offer, proposal or indication of interest from a third party to engage in a Parent Acquisition Transaction.

(eee) “Parent Acquisition Transaction” means any transaction or series of related transactions (other than the Share Purchase) involving:

(i)  any direct or indirect purchase or other acquisition by any Person or Group (other than the Company Group), of shares of Parent Capital Stock or securities convertible into, or exchangeable for, Parent Capital Stock or any other securities of Parent, in each case, representing more than 50% of the outstanding Parent Capital Stock or voting power of Parent after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or Group that, if consummated in accordance with its terms, would result in such Person or Group beneficially owning more than 50% of the outstanding Parent Capital Stock or voting power of Parent or securities convertible into, or exchangeable for, more than 50% of the outstanding Parent Capital Stock or voting power of Parent after giving effect to the consummation of such tender or exchange offer;

(ii)  any direct or indirect purchase or other acquisition by any Person or Group (other than the Company or any of its Subsidiaries, or any Group that includes the Company or any of its Subsidiaries), of more than 50% of the consolidated assets of Parent and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or

(iii)  any merger, consolidation, business combination, joint venture, partnership, share exchange, recapitalization, reorganization, liquidation, dissolution or other transaction involving Parent or any of its Subsidiaries whose business accounts for more than 50% of the revenue or consolidated assets of Parent and its Subsidiaries, taken as a whole, pursuant to which any Person or Group or equityholders of any such Person or Group (other than the Company or any of its Subsidiaries, or any Group that includes the Company or any of its Subsidiaries, or the equityholders of Parent prior to the consummation of such transaction), would hold shares of Parent Capital Stock representing more than 50% of the outstanding Parent Capital Stock or voting power of Parent or securities convertible into, or exchangeable for, more than 50% of the outstanding Parent Capital Stock or voting power of Parent (or the surviving corporation) after giving effect to the consummation of such transaction.

(fff)  “Parent Capital Stock” means the Parent Common Stock and the Parent Preferred Stock.

(ggg)  “Parent Class A Common Stock” means the Class A Common Stock, par value $0.0001 per share, of Parent.

(hhh)  “Parent Class V Common Stock” means the Class V Common Stock, par value $0.0001 per share, of Parent.

(iii)  “Parent Common Stock” means the Parent Class A Common Stock and the Parent Class V Common Stock.

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(jjj)  “Parent Data” means any personal or sensitive data or information Processed by or for Parent.

(kkk)  “Parent Equity Plan” means Parent’s 2021 Omnibus Incentive Plan, as may be amended or restated from time to time and, in each case, the outstanding award agreements thereunder.

(lll)  “Parent Material Adverse Effect” means any Effect that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, operations or financial condition of Parent and its Subsidiaries (including Buyer), taken as a whole; provided, that none of the following, and no Effects arising out of or resulting from the following (in each case, by themselves or when aggregated), will be deemed to be or constitute a Parent Material Adverse Effect or will be taken into account when determining whether there has been or would reasonably be expected to occur a Parent Material Adverse Effect:

(i)  changes in general economic conditions anywhere in the world, or changes in conditions in the global, domestic, international or regional economy generally;

(ii)  changes in conditions in the financial markets, credit markets or capital markets anywhere in the world, including (A) changes in interest rates or Parent’s credit rating; (B) changes in exchange rates for the currencies of any country or cryptocurrencies or other digital currencies or virtual currencies; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market or trading in cryptocurrencies, digital currencies or virtual currencies;

(iii)  changes in conditions that are generally applicable in the industries in which Parent and its Subsidiaries conduct business;

(iv)  changes in regulatory, legislative or political conditions anywhere in the world (including the legal or regulatory framework(s) governing cryptocurrencies, digital currencies, or virtual currencies and including anti-dumping actions, international tariffs, sanctions, governmental shutdowns, trade policies or disputes or any “trade war” or similar actions), civil unrest, protests and public demonstrations, any government responses thereto (e.g., curfews) and any escalation or worsening thereof;

(v)  any geopolitical conditions, outbreak of hostilities, acts of war (whether or not declared), sabotage, cyber-attack, cyberterrorism, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, cyber-attack, cyberterrorism, terrorism or military actions) anywhere in the world;

(vi)  earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions and other similar force majeure events anywhere in the world (or escalation or worsening of any such events or occurrences, including, in each case, the response of Governmental Authorities);

(vii)  any epidemic, pandemic or disease outbreak, or any Law, mandate, directive, pronouncement or guideline issued by a Governmental Authority, the Centers for Disease Control and Prevention or the World Health Organization providing for business closures, “sheltering-in-place,” curfews or other similar restrictions in connection with or in response to an

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epidemic, pandemic or disease outbreak or any change in such Law, mandate, directive, pronouncement or guideline or any material worsening of such conditions;

(viii)  announcement of this Agreement or the pendency of the Transaction, including the impact thereof on the relationships, contractual or otherwise, of Parent and its Subsidiaries with employees, suppliers, customers, partners, vendors or any other third Person; provided, however, that this clause (viii) shall be inapplicable with respect to any representation or warranty explicitly intended to address the consequences of the execution, delivery or performance of this Agreement or the consummation of the Transaction;

(ix)  the compliance by any Party with the terms of this Agreement, or the exercise of any Party’s rights under this Agreement, including any action taken or refrained from being taken as required pursuant to or in accordance with this Agreement;

(x)  any action taken or refrained from being taken, in each case to which the Company has expressly approved, consented to or requested in writing following the date of this Agreement;

(xi)  inflation or any changes in the rate of increase or decrease of inflation;

(xii)  changes in GAAP or other accounting standards or changes in, or changes proposed by a federal or state legislative body to, any applicable Laws (or the enforcement or interpretation of any of the foregoing), including the adoption, implementation, repeal, modification, reinterpretation or proposal thereof, or any action taken for the purpose of complying with GAAP or any applicable Law;

(xiii)  changes in the price or trading volume of the Parent Class A Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Parent Material Adverse Effect has occurred, unless such change would otherwise be excepted from this definition by another exception herein);

(xiv)  any failure by Parent and its Subsidiaries to (A) meet any public estimates or expectations of Parent’s revenue, earnings or other financial performance or results of operations for any period; or (B) meet any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether a Parent Material Adverse Effect has occurred, unless such failure would otherwise be excepted from this definition by another exception herein); or

(xv)  any Transaction Litigation; provided, however, that this clause (xv) shall be inapplicable with respect to any representation or warranty explicitly intended to address the consequences of the execution, delivery or performance of this Agreement or the consummation of the Transaction;

except, in case of each of clauses (i) through (vii), (xi), (xii), and (xiv) to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on Parent and its Subsidiaries, taken as a whole, relative to other similarly situated companies operating in the industries and jurisdictions in which Parent and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Parent Material Adverse Effect has or would reasonably be expected to have occurred.

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(mmm) “Parent Preferred Stock” means the preferred stock, par value $0.0001 per share, of Parent.

(nnn) “Parent PSUs” means restricted stock units of Parent (including “Performance Shares” within the meaning of the Parent Equity Plan) granted pursuant to the Parent Equity Plan and that were granted with vesting conditioned in whole or in part on the satisfaction of performance criteria (whether in addition to continued employment or other service or otherwise).

(ooo)  “Parent RSUs” means restricted stock units of Parent granted pursuant to the Parent Equity Plan and that were granted without vesting conditioned in any part on the satisfaction of performance criteria other than continued employment or other service.

(ppp)  “Parent Stockholders” means the holders of shares of Parent Capital Stock.

(qqq)  “Parent Superior Proposal” means any bona fide written Parent Acquisition Proposal on terms that the Parent Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel and in accordance with this Agreement) would be more favorable, from a financial point of view, to Parent Stockholders (solely in their capacity as such) than the Transaction (taking into account (i) those factors and matters deemed relevant in good faith by the Parent Board (or a committee thereof) which factors will include: the (A) identity of the Person making the proposal; (B) likelihood of consummation of the transaction contemplated by such Parent Acquisition Proposal; (C) legal, financial (including the financing terms), regulatory, timing and other aspects of such Parent Acquisition Proposal; and (D) if financing is required to consummate the transaction contemplated by such Parent Superior Proposal, that such financing is fully committed pursuant to one or more definitive agreements) and (ii) any binding proposal made by the Company to amend or modify the terms and conditions of this Agreement prior to the time of such determination; provided, however, that all references to “50%” in the definition of “Parent Acquisition Transaction” shall instead refer to “80%”.

(rrr)  “Parent Warrant” means all warrants to purchase Parent Class A Common Stock.

(sss)  “Permitted Liens” means any of the following: (i) liens for Taxes, assessments and governmental charges or levies not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other liens or security interests arising in the ordinary course of business that are not yet due or that are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP; (iii) leases, subleases and licenses (other than capital leases, leases underlying sale and leaseback transactions and licenses of Intellectual Property Rights); (iv) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vi) any licenses, covenants not to sue or similar rights under Intellectual Property Rights; (vii) statutory or common Law liens securing payments not yet due of landlords unless caused by Parent or the Company (as applicable) or any of their respective Subsidiaries; (viii) in the case of Parent, liens the existence of which are disclosed in the notes to the consolidated financial statements

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of Parent included in the Parent SEC Reports; and (ix) in the case of Parent, liens arising from Parent’s commercial purchasing card facility, disclosed in the notes to the consolidated financial statements of the Company and included in the Parent SEC Reports.

(ttt)  “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

(uuu)  “Process” means, with respect to any data or set of data, any operation or set of operations performed thereon, whether or not by automated means, including access, adaptation, alignment, alteration, collection, combination, compilation, consultation, creation, derivation, destruction, disclosure, disposal, dissemination, erasure, interception, maintenance, making available, organization, recording, restriction, retention, retrieval, storage, structuring, transmission, and use, and security measures with respect thereto.

(vvv)  “Registered Intellectual Property” means all United States, international and foreign (i) Patents and Patent applications (including provisional applications); (ii) registered Marks and applications to register Marks (including intent-to-use applications, or other registrations or applications related to Marks); (iii) registered Copyrights and applications for Copyright registration; in each case of (i) through (iii), with any Governmental Authority; and (iv) internet domain names registered with an internet domain name registrar.

(www)  “Regulatory Approvals” means any Governmental Authorizations or other notice of non-action or other determination not to object to the Closing under Antitrust Laws or Financial Regulatory Laws (including, with respect to any Money Services Letter, the deemed authorization thereof if the applicable Money Services Regulator does not request or require additional information within 60 days after submission), in each case required in connection with the Share Purchase or the other transactions contemplated by this Agreement, including the Governmental Authorizations with respect to the Financial Regulatory Laws set forth on Schedule 8.1(d).

(xxx)  “Related Agreements” means the Restrictive Covenant Agreement, the Registration Rights Agreement, the Voting and Support Agreement and all other agreements and certificates entered into or otherwise delivered by on behalf of the Parties in connection with the transactions contemplated herein.

(yyy)  “Representatives” means, with respect to any Person, such Person’s directors, officers, employees, consultants, investment bankers, attorneys, agents, advisors and other representatives.

(zzz)  “Required Parent Stockholder Approval” means (i) the Share Subscription Approval and (ii) the Share Purchase Approval.

(aaaa)  “Required Parent Voting Proposals” means the proposals to approve the (i) Share Subscription and (ii) Share Purchase.

(bbbb)  “Sanctioned Jurisdiction” means, at any time, a country or territory that is itself the subject or target of applicable Sanctions (at the time of this Agreement, Iran, Cuba, Syria, North Korea, Russia, Belarus, the Crimea region of Ukraine and the so-called Donetsk, Luhansk People’s Republic, Kherson, and Zaporizhzhia regions of Ukraine).

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(cccc)  “Sanctioned Person” means any Person: (a) designated on any applicable Sanctions-related list of sanctioned Persons maintained by any applicable Sanctions Authority; (b) any Person located, organized, or ordinarily resident in a Sanctioned Jurisdiction; or (c) any Person directly or indirectly owned or controlled by (in accordance with the relevant definitions under Sanctions) any Person or Persons described in the foregoing clauses (a) or (b).

(dddd)  “Sanctions” means the applicable economic, trade or financial sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced from time to time by any applicable Sanctions Authority.

(eeee)  “Sanctions Authority” means the United States government (including, but not limited to, the U.S. Department of the Treasury’s Office of Foreign Assets Control and the U.S. Department of State); the United Nations Security Council; the European Union and any of its member states; and the UK Government (including, but not limited to, His Majesty’s Treasury).

(ffff)  “SEC” means the United States Securities and Exchange Commission or any successor thereto.

(gggg)  “Securities Act” means the Securities Act of 1933.

(hhhh)  “Seller Loan Amount” means any Closing Indebtedness payable to Seller or any of its Affiliates by any member of the Company Group.

(iiii)  “Share Purchase Approval” means the vote or approval of the Share Purchase by the holders of the majority of the voting power of the outstanding shares of Parent Capital Stock present in person or represented by proxy at the Parent Stockholder Meeting and entitled to vote on the subject matter, unless the Special Committee determines otherwise.

(jjjj)  “Share Subscription Approval” means the vote or approval of the Share Subscription by the holders of the majority of the voting power of the outstanding shares of Parent Capital Stock present in person or represented by proxy at the Parent Stockholder Meeting and entitled to vote on the subject matter, unless the Special Committee determines otherwise.

(kkkk)  “Software” means any and all computer programs, including all software implementations of algorithms, models and methodologies, whether in source code (human readable format) or object code (machine readable format) or other format and including executables, libraries and other components thereof and all documentation related to the foregoing.

(llll)  “Standard Inbound Licenses” means Contracts: (A) for third-party Technology or Intellectual Property Rights licensed to the Company or any of its Subsidiaries on a non-exclusive basis for commercially available software or services; (B) that are Open Source Licenses; (C) that are non-disclosure agreements not containing an express license to any Technology or Intellectual Property Rights; (D) that grant non-exclusive rights under any Intellectual Property Rights or to use Technology that are granted incidental to the primary purpose of such Contracts; (E) containing non-exclusive trademark or feedback licenses, in each case solely that are incidental to the primary purpose of such Contract; or (F) that are employment or contractor agreements on the Company’s standard form for such agreements which have been made available.

(mmmm)  “Standard Outbound Licenses” means with respect to either Parent or the Company, as applicable, Contracts entered into in the ordinary course of business: (A) granting

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non-exclusive licenses to customers substantially on the Company’s or Parent’s, as applicable, standard form for such Contracts; (B) containing non-exclusive licenses to vendors and service providers for the sole purpose of providing the applicable services to the Company or Parent, as applicable, or any of their respective Subsidiaries; (C) that are non-disclosure agreements not containing an express license to any Technology; and (D) containing non-exclusive trademark or feedback licenses, in each case solely that are incidental to the primary purpose of such Contract.

(nnnn)  “Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (i) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person. For the avoidance of doubt, Parent shall not be considered a Subsidiary of any Person.

(oooo)  “Tax” means any U.S. federal, state and local and non-U.S. taxes, assessments, fees, levies, customs, imposts, duties or other similar assessments or charges in the nature of a tax (including taxes based upon or measured by gross receipts, income, capital, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, inventory, capital stock, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, premium, license, recording, environmental escheat, abandoned or unclaimed property, real or personal property and estimated taxes, alternative or add-on minimum taxes, customs duty or other taxes) imposed by any Governmental Authority, together with any interest, penalties, fines or additions to tax imposed thereon.

(pppp)  “Tax Return” means any return, declaration, report, statement, certificate, form, election, claim for refund, estimate or information return or similar filing filed or required to be filed with a Governmental Authority with respect to Taxes, including any schedule, supplement and additional or supporting material or attachment thereto, and including any amendment thereof.

(qqqq)  “Technology” means tangible embodiments of Intellectual Property Rights, including all technology, techniques, processes, designs, design rules, inventions (whether or not patented or patentable), plans, discoveries, ideas, concepts, methods, specifications, communication protocols, algorithms, routines, logic information, register-transfer levels, netlists, verilog files, simulations, emulation and simulation reports, test vectors and procedures, protocols, works of authorship, mask works, Software, files, information, documentation, data, technical databases, firmware, devices and hardware and other scientific or technical information or materials, in each case, in whatever tangible form embodying Intellectual Property Rights, but in all cases excluding the Intellectual Property Rights themselves.

(rrrr)  “Termination Fee” means $4,815,000.

(ssss)  “Transaction Expenses” means all costs, fees, and expenses incurred or accrued, due, or payable by the Company Group or Seller (including those triggered by the Closing) in connection with the Transaction or any related matters. Transaction Expenses shall be expressed in USD determined by multiplying any non-USD currency components by the Closing Exchange Rate.

(tttt)  “Transaction Litigation” means any Legal Proceeding commenced or threatened in writing against a Party or any of its Subsidiaries or Affiliates (or their respective directors

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or officers) or otherwise relating to, involving or affecting such Party or any of its Subsidiaries or Affiliates, in each case in connection with, arising from or otherwise relating to the Transaction, other than any Legal Proceedings among the Parties related to this Agreement.

(uuuu)  “Treasury Regulations” means the United States Treasury Regulations promulgated under the Code.

(vvvv)  “United States” and “U.S.” mean the United States of America.

(wwww)  “WARN” means the United States Worker Adjustment and Retraining Notification Act or any similar state, local or foreign law requiring advanced notice to employees or government agencies in the event of a plant closing or mass layoff.

1.2    Index of Defined Terms. In addition to the foregoing terms, the following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Adjustment Share Number	Section 2.3(a)
Agreement	Preamble
Allocation	Section 7.9(b)
Buyer	Preamble
Buyer Designee	Section 2.1
Closing	Section 2.2
Closing Date	Section 2.2
Collective Bargaining Agreement	Section 3.18(c)
Company	Preamble
Company and Seller Disclosure Letter	Article III
Company Articles	Section 3.1(b)
Company Balance Sheet	Section 3.8
Company Beneficial Owners	Recitals
Company Board	Recitals
Company Facilities	Section 3.13(a)
Company Financial Statements	Section 3.8
Company Foreign Plan	Section 3.17(j)
Company Governmental Applications	Section 3.23(b)
Company Leases	Section 3.13(a)
Company Material Contract	Section 3.12(a)
Company Material Governmental Authorizations	Section 3.23(b)
Company Securities	Section 3.6(d)
Company Share Number	Section 2.3(b)
Company Software	Section 3.15(e)
Company Systems	Section 3.15(m)
Company Technology	Section 3.15(f)
Confidentiality Agreement	Section 10.4
Consideration	Section 2.3
Consideration Shares	Section 2.3(c)
Continuing Employee	Section 7.10(a)

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Copyrights	Section 1.1(rr)
Designated Individual	Section 10.14
DPA	Section 3.28
Electronic Delivery	Section 10.13
Eligible Subsidiaries	Section 7.9(a)
Enforceability Exceptions	Section 3.2
Exchange Ratio	Section 2.3
FINRA	Section 4.4
Intended Tax Treatment	Section 7.9(a)
Joinder Agreement	Recitals
Marks	Section 1.1(rr)
Money Services Application	Section 7.2(f)
Money Services Letter	Section 7.2(f)
Money Services Regulator	Section 7.2(f)
Multiemployer Plan	Section 3.17(b)
Open Source Definition	Section 1.1(aaa)
Other Required Parent Filing	Section 7.3(c)
Outbound Investment Rules	Section 3.29
Parent	Preamble
Parent Board	Recitals
Parent Board Recommendation	Recitals
Parent Board Recommendation Change	Section 6.4
Parent Disclosure Letter	Article IV
Parent Financial Statements	Section 4.10
Parent Governmental Applications	Section 4.18(b)
Parent Material Governmental Authorizations	Section 4.18(b)
Parent SEC Reports	Section 4.9
Parent Share Price	Section 2.3(e)
Parent Share Number	Section 2.3(d)
Parent Stockholder Meeting	Section 7.4(a)
Parties	Preamble
Party	Preamble
Patents	Section 1.1(rr)
Pre-Closing Statement	Section 2.5
Proxy Statement	Section 7.3(a)
Proxy Statement Clearance Date	Section 7.3(a)
Registered Entity	Section 7.2(f)
Registration Rights Agreement	Recitals
Relevant Matters	Section 10.9
Restraint	Section 8.1(c)
Restrictive Covenant Agreement	Recitals
Security Incident	Section 3.15(o)
Seller	Preamble
Seller Allocation Percentage	Section 2.3(f)
Seller Employment Agreement	Section 7.14
Share Allocation Schedule	Section 2.6(a)
Share Purchase	Recitals
Share Purchase and Custody Agreements	Recitals

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Share Subscription	Recitals
Special Committee	Recitals
Specified Date	Section 9.1(c)
Specified Financial Regulatory Authorizations	Section 8.1(d)
Termination Date	Section 9.1(c)
Top-up Consideration	Section 2.4
Trade Secrets	Section 1.1(rr)
Transaction	Recitals
U.S. Entity Classification Election	Section 7.9(a)

1.3    Certain Interpretations.

(a)  When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated.

(b)  When used herein, (i) the words “hereof,” “herein,” “hereto” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c)  Unless the context otherwise requires or it is clearly described as such, the words “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d)  The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e)  The phrase “ordinary course of business” means an action taken, or omitted to be taken, in the ordinary course of business of the applicable Party and its Subsidiaries.

(f)  When used in this Agreement, references to “$” or “dollars” are references to U.S. dollars. All amounts in this Agreement will be paid in dollars, and if any amounts, costs, fees or expenses incurred by any Party pursuant to this Agreement are denominated in a currency other than dollars, to the extent applicable, the dollar equivalent for such costs, fees and expenses will be determined by converting such other currency to dollars at the foreign exchange rates published by Bloomberg or, if not reported thereby, another authoritative source reasonably determined jointly by Parent and Seller, in effect at the time that such amount, cost, fee or expense is incurred. If the resulting conversion yields a number that extends beyond two decimal points, it will be rounded to the nearest penny.

(g)  The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(h)  When reference is made to any Party or party to any other agreement or document, such reference includes such Party’s or party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(i)  Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

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(j)  Unless the context otherwise requires, any definition of or reference to any Law or any provision of any Law herein shall be construed as referring to such Law as from time to time amended, supplemented, or modified, including by succession of comparable successor Laws and references to the rules and regulations promulgated thereunder or pursuant thereto.

(k)  A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations, statutory instruments and applicable guidance, guidelines, bulletins or policies issued or made in connection therewith by a Governmental Authority) as of such date.

(l)  References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time in accordance with the terms hereof and thereof and all schedules and exhibits thereto.

(m)  Except where otherwise expressly stated, all accounting terms used herein will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP.

(n)  The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(o)  The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(p)  The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(q)  Documents or other information or materials will be deemed to have been “made available” by the Company if such documents, information or materials have been posted to a virtual data room at Docsend prior to the execution and delivery of this Agreement.

(r)  Nothing contained in Article IV or Article III may be construed as a covenant under the terms of this Agreement, other than the acknowledgments and agreements set forth in Section 4.19 and Section 3.32 to the extent necessary to give full effect to the acknowledgments and agreements set forth therein.

(s)  All references to time shall refer to New York City time unless otherwise specified. For purposes of this Agreement, the expiration of a Business Day shall be deemed to have occurred one minute following 11:59 p.m. New York City Time on such date.

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ARTICLE II

SALE AND PURCHASE

2.1    Sale and Purchase. At the Closing, Seller shall sell, transfer, convey and deliver with full title guarantee and full legal beneficial title all Company Shares to Buyer (or its designee (“Buyer Designee”); provided, that Buyer Designee shall be a Subsidiary of Parent; provided, further, that Parent or Buyer shall provide prior written notice to the Company of the identity of Buyer Designee at least 3 Business Days in advance of Closing, and the Company’s approval of the Buyer Designee shall be required in writing (which consent shall not be unreasonably withheld or delayed)) free and clear of all Liens, and Buyer (or Buyer Designee) shall purchase such Company Shares from Seller, on the terms and subject to the conditions set forth in this Agreement, for the consideration set forth in, and to be paid in accordance with, Section 2.3. In the event that Buyer designates a Buyer Designee, such Buyer Designee shall replace Buyer for purposes of this Agreement and all Related Agreements.

2.2    Closing. Unless this Agreement is validly terminated pursuant to Section 9.1, the Share Purchase shall be consummated at a closing (the “Closing”) within 3 Business Days following satisfaction or waiver (if permissible hereunder) of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to satisfaction or waiver (if permissible hereunder) of those conditions at the Closing) via the electronic exchange of signatures, unless another time or place is mutually agreed upon in writing by Buyer and the Company. The date upon which the Closing actually occurs shall be referred to herein as the “Closing Date.”

2.3    Consideration. At the Closing, in consideration for the sale of Company Shares pursuant to Section 2.1, Seller shall be entitled, with respect to each Company Share sold to Buyer pursuant to this Agreement, to a number of shares of Parent Class A Common Stock equal to the Exchange Ratio (the “Consideration”). For purposes of this Agreement, “Exchange Ratio” means the quotient obtained by dividing (i) the number of Consideration Shares by (ii) the Company Share Number, in which:

(a)  “Adjustment Share Number” means the quotient determined by dividing (1) the sum of (A) Closing Indebtedness (including the Seller Loan Amount) plus (B) Transaction Expenses in excess of $1,500,000 by (2) the Parent Share Price.

(b)  “Company Share Number” means the sum of (1) the aggregate number of Company Shares issued and outstanding immediately prior to the Closing, plus (2) the aggregate number of Company Shares issuable upon full exercise or conversion of any options, warrants, or other convertible or derivative securities that are outstanding immediately prior to the Closing, on an as converted to ordinary shares basis, plus (3) the aggregate number of Company Shares issuable in respect of any promises or commitments to issue or grant Company Share or any options, warrants, or other convertible or derivative securities that have not been fulfilled as of immediately prior to the Closing.

(c)  “Consideration Shares” means (1) the product determined by multiplying (A) the Parent Share Number by (B) the Seller Allocation Percentage, minus (2) the Adjustment Share Number.

(d)  “Parent Share Number ” means the sum of (1) the total number of shares of Parent Class A Common Stock that are issued and outstanding immediately prior to the Closing, plus (2) the aggregate number of shares of Parent Capital Stock issuable upon full exercise or conversion of

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any options, warrants, or other convertible derivative securities, other than the Parent Warrants, that are outstanding immediately prior to the Closing, on an as converted basis.

(e)  “Parent Share Price” means the average of the daily volume weighted average prices as reported on Bloomberg, or if not available on Bloomberg, as reported by Morningstar, rounded to the nearest $0.01, of a share of Parent Class A Common Stock listed on The New York Stock Exchange, measured over the 20 consecutive trading day period ending on and including the day immediately prior to the Closing Date, subject to appropriate adjustment in the event of any stock splits and combinations of shares, recapitalizations or the like.

(f)  “Seller Allocation Percentage” means 31.5%.

For the avoidance of doubt and for illustrative purposes only, a sample Exchange Ratio calculation is attached hereto as Annex A.

2.4    Top-up Consideration. If, following the Closing, Parent issues shares of Parent Class A Common Stock to any holder of Parent Warrants that are outstanding as of the date of this Agreement in respect of the exercise of such Parent Warrants, no later than 5 Business Days after such issuance, as additional consideration for the Share Purchase, Parent shall issue such number of shares of Parent Class A Common Stock to Seller equal to the product of (a) the Seller Allocation Percentage multiplied by the number of shares of Parent Class A Common Stock issued pursuant to such Parent Warrants (the “Top-up Consideration”), subject to the terms and conditions in this Agreement. Any portion of the Top-up Consideration payable pursuant to this Section 2.4 in respect of the Company Shares (if any) does not constitute compensation for services, but rather constitutes part of the consideration payable to Seller in connection with the Share Purchase (including, but not limited to, for applicable Tax purposes), and shall be subject to the other terms and conditions set forth in this Agreement, including the deductions or withholdings referenced in Section 2.7.

2.5    Pre-Closing Statement. At least 10 Business Days before the Closing Date, the Company shall prepare and deliver to Buyer a preliminary statement setting forth in reasonable detail the Company’s good faith calculation of the Adjustment Share Number (including all components thereof, the “Pre-Closing Statement”) and accompanied by documentation satisfactory to Buyer (acting reasonably) in support of the information set forth therein. The Company shall consider in good faith any of Buyer’s reasonable comments to the Pre-Closing Statement and the figures and calculations set forth thereon and provide any additional supporting documentation reasonably requested by Buyer. At least 3 Business Days prior to the Closing Date, the Company shall deliver to Buyer a final copy of the preliminary Pre-Closing Statement, incorporating any such reasonable comments from Buyer that the Company, in its reasonable discretion, determines to incorporate, accompanied by documentation satisfactory to Buyer (acting reasonably) in support of the information set forth therein, setting forth in reasonable detail the Company’s final good faith calculation of the Adjustment Share Number (including all components thereof) (including all components thereof), accompanied by documentation satisfactory to Buyer (acting reasonably) in support of the information set forth therein.

2.6    Payment Procedures.

(a)  Issuance of Consideration. At Closing, Parent shall initiate or cause to be initiated the delivery to Seller of the aggregate number of shares of Parent Class A Common Stock issuable to Seller at the Closing pursuant to Section 2.3, allocated among Seller and the Company

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Beneficial Owners as set forth on Schedule 2.6, which Seller may update by written notice to Parent no later than 2 Business Days prior to the Closing (the “Share Allocation Schedule”). The Share Allocation Schedule shall set forth the percentage of the Parent Class A Common Stock issuable to Seller at the Closing, to be delivered to each of Seller and the Company Beneficial Owners and such other details as may be reasonably necessary to effect such delivery.

(b)  Rounding. Notwithstanding anything to the contrary in this Agreement, the aggregate amount of shares of Parent Class A Common Stock to be issued, issuable, or distributed at any particular time to Seller in accordance with this Agreement shall be rounded to the nearest whole share. Seller shall not receive any consideration in respect of such rounding contemplated by the foregoing clause.

(c)  No Other Consideration. The Consideration Shares and any Top-Up Consideration shall be the only consideration issued by Parent to Seller, any Company Beneficial Owner or any other Person pursuant to this Agreement. No inaccuracies in the Company’s capitalization, including inaccuracies in the Company Share Number or the identity of any Company Beneficial Owner or any other Person purporting to by a securityholder of the Company shall change the number of Consideration Shares and Parent shall have no obligation to issue or pay any additional consideration pursuant to this Agreement. Seller or the Company Beneficial Owners shall be solely responsible for, and none of Parent, Buyer or the Company shall have any liability with respect to, any Taxes, including any withholding requirements, resulting from (i) any transfer of Company Shares prior to the Closing, whether by the Company or a holder of Company Shares to any other Person, or (ii) any transfer of the Consideration Shares following the Closing. Notwithstanding anything herein to the contrary, the provisions of this Section 2.6(c) shall survive the Closing.

2.7    Withholding Rights. Parent, Buyer, and the Company shall be entitled to deduct and withhold from any amounts payable or otherwise deliverable pursuant to this Agreement to Seller and any other recipient of payments hereunder such amounts as it reasonably determines that it is required to deduct and withhold with respect to the making of such payment under the Code, or any other applicable provision of Law, including by reducing the number of shares of Parent Class A Common Stock issuable pursuant to this Agreement. Any such amounts so deducted or withheld shall be properly remitted to the appropriate Governmental Authority. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction or withholding was made. At least 5 Business Days prior to the Closing, Parent or Buyer shall use commercially reasonable efforts to (a) notify Seller of any anticipated withholding reasonably in advance of the Closing, (b) consult with Seller in good faith to determine whether such deduction and withholding is required under applicable Tax Law and (c) cooperate with Seller in good faith to minimize the amount of any applicable withholding. Seller shall, and shall direct each Company Beneficial Owner to, provide Parent with a duly completed and executed IRS Form W-9 or Form W-8, as applicable, at the Closing; provided, that Parent’s sole recourse against the failure to provide such IRS Form W-9 or Form W-8 shall be to withhold Taxes in accordance with this Section 2.7 to the extent required by applicable provision of law.

2.8    Parent Class A Common Stock.

(a)  The shares of Parent Class A Common Stock issuable pursuant to this Agreement are intended to be issued pursuant to one or more exemptions from registration under the Securities Act, including those under Regulation D or Regulation S of the Securities Act, and the

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exemption from qualification under applicable state securities Law. The Company, and following the Closing, Seller will reasonably assist Parent as may be necessary to comply with the securities and blue sky Laws relating to the transactions contemplated by this Agreement.

(b)  Each book-entry entitlement representing Parent Class A Common Stock (or any other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event) issued or issuable to or held by Seller in accordance with the terms hereof shall bear the following legend (in addition to any other legends required by applicable Law or Parent’s Organizational Documents):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

2.9    Rights Not Transferable. The rights of Seller hereunder are personal in nature and, except with the written consent of Buyer, are non-transferable and non-assignable, except that each such Person shall be entitled to assign such Person’s rights by will, by the laws of intestacy or by other similar operation of law. Any attempted transfer of such right by any holder thereof (otherwise than as permitted by the immediately preceding sentence) shall be null and void.

2.10   Further Assurances. If at any time after the Closing, any further action is determined to be necessary or desirable to carry out the purposes of this Agreement or to vest Buyer with full right, title and possession to the Company Shares, the officers and directors of Parent, including Seller, will use reasonable efforts to take, or cause to be taken, all such necessary actions.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF COMPANY AND SELLER

With respect to any Section of this Article III, except as set forth in the corresponding section of the disclosure letter (subject to the terms of Section 10.12) delivered by the Company and Seller to Parent and Buyer on the date of this Agreement (the “Company and Seller Disclosure Letter”). The Company and Seller hereby jointly and severally represent and warrant to Parent and Buyer as follows:

3.1    Organization; Good Standing.

(a)  The Company is duly organized, validly existing and in good standing (to the extent the applicable jurisdiction recognizes such concept) under the Laws of its jurisdiction of organization. The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to have such power or authority has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing (to the extent the applicable jurisdiction recognizes such concept) in each jurisdiction where the properties or assets owned, operated or leased by it or the nature of its activities make such

25

qualification necessary, except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(b)  The Company has made available to Parent true, correct and complete copies of its memorandum and articles of association (the “Company Articles”), each as amended to the date of this Agreement. The Company is not in violation of any of the provisions of the Company Articles.

(c)  Section 3.1(c) of the Company and Seller Disclosure Letter lists the directors and officers of each member of the Company Group.

(d)  Section 3.1(d) of the Company and Seller Disclosure Letter lists every jurisdiction in which the Company Group has employees or facilities.

3.2    Authority; Enforceability. The Company has the requisite corporate power and authority, and Seller has individual capacity, to: (a) execute and deliver this Agreement and any Related Agreements to which it or he is a party; (b) perform its or his covenants and obligations hereunder; and (c) consummate the Transaction. The execution and delivery of this Agreement and any Related Agreements to which the Company or Seller are a party by Company or Seller, as applicable, the performance by the Company or Seller of its or their covenants and obligations hereunder or under any Related Agreement to which the Company or Seller are a party and the consummation of the Transaction, have been duly authorized and approved by all necessary action on the part of the Company and consented to by the spouse (if any) of Seller, and no additional actions on the part of the Company or Seller are necessary to authorize the execution and delivery of this Agreement or the Related Agreements to which the Company or Seller are a party by the Company or Seller, the performance by the Company or Seller of its or his covenants and obligations hereunder or under any Related Agreement to which the Company or Seller are a party, and the consummation of the Transaction. This Agreement has been duly executed and delivered by the Company and Seller and, assuming the due authorization, execution and delivery by Parent and Buyer, constitutes a legal, valid and binding obligation of the Company and Seller, enforceable against the Company and Seller in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and (B) is subject to general principles of equity (such exceptions in clauses (A) and (B), the “Enforceability Exceptions”).

3.3    Company Board Approval. The Company Board has approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Transaction upon the terms and conditions set forth herein.

3.4    Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Transaction: (a) do not violate or conflict with any provision of the Company Articles; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Company Material Contract; (c) do not, assuming the Governmental Authorizations referred to in Section 3.5 and the Regulatory Approvals are made or obtained and, in the case of the consummation of the Transaction, violate or conflict with any Law applicable to the Company Group or by which any of their respective properties, assets, business or operations are bound; or (d) will not result in the creation

26

of any lien (other than Permitted Liens) upon any of the properties, rights or assets of the Company Group or require the payment of any additional royalties or other fees, except in the case of each of clauses (b) and (c) for such violations, conflicts, breaches, defaults, terminations or accelerations that would not be material to the business of the Company Group, taken as a whole.

3.5    Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Company Group in connection with: (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transaction, except for (i) the Regulatory Approvals and (ii) such other Governmental Authorizations the failure of which to obtain has not had, and would not reasonably be expected to have, a Company Material Adverse Effect or materially delay or impair the consummation of the Share Purchase.

3.6    Company Capitalization.

(a)  The authorized share capital of the Company consists of 130,600,000 Company Shares. As of the date of this Agreement, 117,686,113 Company Shares are issued and outstanding.

(b)  All issued and outstanding Company Shares have been validly issued and are fully paid, nonassessable and free of any preemptive rights.

(c)  Seller is the sole legal owner of all Company Shares, and the beneficial owner of all Company Shares, except for the Company Shares beneficially owned by the Company Beneficial Owners as set forth in Section 3.6(c) of the Company and Seller Disclosure Letter. Except as contemplated hereby or in the Organizational Documents of the Company, the Company Shares owned by Seller and the Company Beneficial Owners are not subject to any Liens or to any rights of first refusal of any kind, and Seller has not granted any rights to purchase such Company Shares to any other Person. Seller has the sole right to transfer the Company Shares (including those beneficially owned by the Company Beneficial Owners) to Buyer. At the Closing, Buyer or Buyer Designee will receive full legal and beneficial title to such Company Shares, free and clear of all Liens. Except as contemplated hereby or in the Organizational Documents of the Company, neither Seller nor any prior registered, direct or beneficial holder of such Company Shares, if any, has previously granted or agreed to grant any ongoing power of attorney in respect of such Company Shares or entered into any voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind as to such Company Shares, except for the rights of each Company Beneficial Owner under its respective Share Purchase and Custody Agreement. There are no outstanding loans from the Company Group to Seller.

(d)  Company Securities. As of the date of this Agreement, there are: (i) no issued and outstanding shares of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants, calls or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any shares of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract obligating the Company to issue any shares of, or other equity or voting interest (including any voting debt) in, the Company; and (v) no outstanding

27

restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights of the Company that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of, or other securities or ownership interests in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively, the “Company Securities”).

(e)  Other Rights. Except as entered into following the date of this Agreement in compliance with (and to the extent specifically addressed by) Section 5.1 and Section 5.2, there are no (i) voting trusts, proxies or similar arrangements or understandings to which the Company Group is a party or by which the Company Group is bound with respect to the voting of any shares of, or other equity or voting interest in, the Company Group, except for those related to Company Beneficial Owners; or (ii) Contracts to which the Company Group is a party or by which it is bound (A) restricting the transfer by the Company of any shares of, or other equity or voting interest in, the Company Group, (B) granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any of the Company Securities, (C) requiring registration of any of the Company Securities or (D) requiring the Company Group to make any payments based on the price or value of any of the Company Securities, except, in each case, pursuant to the Share Purchase and Custody Agreements. There are no accrued and unpaid dividends with respect to any outstanding Company Shares.

3.7    Subsidiaries.

(a)  Section 3.7(a) of the Company and Seller Disclosure Letter sets forth a true, correct and complete list of the name, jurisdiction of organization, and schedule of equityholders of each of the Subsidiaries of the Company existing as of the date of this Agreement. Each of the Subsidiaries of the Company (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization and (ii) has the requisite corporate or similar power and authority to conduct its business as it is presently being conducted and to own, lease or operate its respective properties, rights and assets, except, in each case, as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each of the Subsidiaries of the Company is duly qualified to do business and is in good standing in each jurisdiction where the properties, or assets owned, operated or leased by it or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the Organizational Documents for each of the Subsidiaries. None of the Subsidiaries of the Company is in violation of its Organizational Documents.

(b)  Each of the Subsidiaries of the Company is wholly owned by the Company, directly or indirectly, free and clear of any liens and free of any other restrictions (including any restrictions on the right to vote, sell, transfer, pledge or otherwise dispose of such capital stock or other equity or voting interest), except for, in each case, Permitted Liens. The Company does not own, directly or indirectly, any capital stock or other equity interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company. No Subsidiary of the Company owns any shares of capital stock in the Company or other Company Securities. The Company Group does not have any Contract pursuant to which it is obligated to make any investment (in the form of a loan, capital contribution or otherwise) in any Person (other than the Company with respect to its Subsidiaries).

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(c)  Except as issued following the date of this Agreement in compliance with (and to the extent specifically addressed by) Section 5.1 and Section 5.2, there are no outstanding (i) securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; (ii) options, calls, subscriptions, warrants or other rights or arrangements to acquire from any Subsidiary of the Company, or that obligate any Subsidiary of the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for, shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; (iii) obligations of any Subsidiary of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, such Subsidiary to any Person other than the Company or one of its Subsidiaries; or (iv) restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, any Subsidiary of the Company.

(d)  As of and following the Closing, neither Seller nor any of its Affiliates will own or otherwise retain any rights to any material asset that is necessary for the conduct of the Company Group’s business as of the date of this Agreement and as of immediately prior to the Closing.

3.8    Company Financial Statements. The Company has made available to Parent correct and complete copies of the Company Financial Statements, which: (i) were prepared in accordance with the International Financial Reporting Standards; and (ii) fairly present in all material respects the consolidated financial position of the Company Group as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to normal and recurring year-end adjustments). There are no unconsolidated Subsidiaries of the Company or any off-balance sheet arrangements (and neither the Company nor any Subsidiary of the Company has any commitment to become a party to any off-balance sheet arrangement) of the Company Group. For purposes of this Agreement, “Company Financial Statements” means (i) the audited balance sheets and statements of income, changes in stockholders’ equity and cash flows of the Company, Distributed Technologies Research Ltd, Distributed Technologies Research AG, and UAB UNBLOCK LT for the fiscal year ended December 31, 2024, (ii) the pro forma combined financial statements of the Company Group for the fiscal year ended December 31, 2024, (iii) the unaudited quarterly financial statements of the Company Group for the 9-month period ended September 30, 2025 and (iv) the unaudited monthly financial statements of the Company Group (the “Company Balance Sheet”) as of November 30, 2025.

3.9    Indebtedness. As of the date of this Agreement, the Company Group has no Indebtedness. Section 3.9 of the Company and Seller Disclosure Letter contains a true, correct, and complete list of all declared but unpaid dividends or distributions of the Company as of the date of this Agreement.

3.10   Undisclosed Liabilities. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has any liabilities, other than liabilities (a) reflected or otherwise reserved against in the Company Balance Sheet or in the Company Financial Statements; (b) arising pursuant to this Agreement or incurred in connection with the Transaction or in connection with obligations under existing Contracts (other than a breach or default of any such Contracts); (c) incurred in the ordinary course of business since the date of the Company Balance Sheet; (d) incurred following the date of this Agreement in compliance with (and to the extent specifically addressed by) Section 5.1 and Section 5.2

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or (e) that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.11   Absence of Certain Changes.

(a)  Except for any actions or transactions (i) contemplated by the Cooperation Agreement or (ii) between one or more members of the Company Group, on one hand, and one or more of Parent, Buyer or any of their respective Affiliates or Subsidiaries, on the other hand, since December 31, 2024, through the date of this Agreement, the business of the Company Group has been conducted, in all material respects, in the ordinary course of business.

(b)  Since December 31, 2024 through the date of this Agreement, there has not been any Effect that has had, or would reasonably be expected to have, a Company Material Adverse Effect that is continuing.

3.12   Material Contracts.

(a)  List of Material Contracts. Section 3.12(a) of the Company and Seller Disclosure Letter contains a true, correct and complete list of each of the following Contracts to which the Company Group is a party or by which it is bound, other than any Company Employee Plan or any agreements with Parent, Buyer or any of their respective Affiliates or Subsidiaries (each, a “Company Material Contract”), as in effect as of the date of this Agreement:

(i)  each Contract (excluding Company Leases) that involved the expenditure or receipt by the Company Group of more than $30,000 in the aggregate during the 12-month period ending on December 31, 2024, or would involve the expenditure or receipt by the Company Group of more than $75,000 in the aggregate in the 12-month periods ending December 31, 2025 and December 31, 2026;

(ii)  any Contract containing supply commitments or take-or-pay or offtake obligations in excess of $20,000 on the part of any of the Company, its Subsidiaries or any counterparty to such Contract that will be in effect for more than 24 months following the date of this Agreement and cannot be cancelled on less than 120 days’ notice;

(iii)  any Contract containing any covenant (A) expressly limiting the right of the Company Group to engage in any line of business or compete with any Person in any line of business or geographic area, or (B) prohibiting the Company Group from engaging in any line of business with any Person, in the case of each of clauses (A) or (B) in a manner that is material to the business of the Company Group, taken as a whole;

(iv)  any Contract of the kind described in subsections (i) and (iii) of this definition (A) containing a “most favored nation” provision, or (B) granting to any Person any exclusive rights or an option of first refusal, first offer or similar preferential right to purchase or acquire any product, assets or property of the Company or any Subsidiary of the Company, the case of each of clauses (A) or (B) in a manner that is material to the business of the Company Group, taken as a whole;

(v)  any Contract providing for the disposition or acquisition by the Company Group of any corporation, partnership, association or other business organization or division

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thereof (including by way of an acquisition of the assets or equity thereof) that is material to the Company and under which the Company or any Subsidiary of the Company has material continuing obligations, including as a result of the Company or any Subsidiary of the Company (including any of their respective predecessors) agreeing to retain liabilities or provide indemnification with respect to certain matters, including environmental matters, in each case, other than in the ordinary course of business;

(vi)  any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts relating to the incurrence of Indebtedness for the borrowing of money or extension of credit, in excess of an aggregate of $100,000 other than (A) accounts receivables and payables in the ordinary course of business; and (B) loans solely among the Company and any of its Subsidiaries;

(vii)  any Contract that prohibits (A) the payment of dividends or distributions in respect of the capital stock of the Company Group; (B) the pledging of capital stock of the Company Group; or (C) the issuance of guarantees or similar obligations by the Company Group;

(viii)  any Contract pursuant to which the Company Group grants any right, immunity or authorization to use or otherwise exploit any Technology that is material, individually or in the aggregate, to the business of the Company Group, other than Standard Outbound Licenses;

(ix)  any Contract pursuant to which the Company Group receives a license, sublicense, covenant not to sue, immunity from suit, or other right to use or register, or title in or to, any Technology that is material, individually or in the aggregate, to the business of the Company Group, other than Standard Inbound Licenses;

(x)  any Collective Bargaining Agreement;

(xi)  any material Contract with any Governmental Authority;

(xii)  any Contract providing for the compromise or settlement of any Legal Proceeding pursuant to which the Company Group has material continuing obligations;

(xiii)  any Company Lease; and

(xiv)  any Contract that involves a joint venture or legal partnership.

(b)  The Company has made available to Parent a true, correct and complete copy of each Company Material Contract as in effect as of the date of this Agreement required to be scheduled in Section 3.12(a) of the Company and Seller Disclosure Letter.

(c)  Validity. Subject to the Enforceability Exceptions, and assuming the parties other than the Company and each Subsidiary have duly authorized, executed and delivered such Company Material Contract, each Company Material Contract (other than any Company Material Contract that has expired in accordance with its terms) is binding on the Company or each Subsidiary of the Company that is a party thereto and is in full force and effect, and none of the Company, any of its Subsidiaries party thereto or, to the Knowledge of the Company, any other party thereto is in material breach of or default pursuant to any such Company Material Contract. No event has occurred that, with notice or lapse of time or both, would constitute such a breach or default pursuant to any

31

Company Material Contract by the Company Group, or, to the Knowledge of the Company, any other party thereto and neither the Company nor any of its Subsidiaries has received written notice of the foregoing in each case that has not been cured or from the counterparty to any Company Material Contract (or, to the Knowledge of the Company, any of such counterparty’s Affiliates) regarding an intent to terminate any Company Material Contract (whether as a result of a change of control or otherwise).

3.13   Real Property.

(a)  The Company Group does not own and has never owned any real property, nor is the Company Group a party to any agreement to purchase or sell any real property. Section 3.13(a) of the Company and Seller Disclosure Letter sets forth a list of all real property currently leased, subleased or licensed by or from the Company Group or otherwise used or occupied by the Company Group (the “Company Facilities”), the name of the lessor, licensor, sublessor, master lessor or lessee, the date and term of the lease, license, sublease or other occupancy right and each amendment thereto, the size of the premises and the aggregate annual rental payable thereunder. The Company has provided Parent with true, correct and complete copies of all leases, lease guaranties, licenses, subleases, agreements for the leasing, use or occupancy of, or otherwise granting a right in or relating to the Company Facilities, including all notices exercising any extension or expansion rights thereunder and amendments, terminations, and modifications thereof (“Company Leases”). All such Company Leases are in full force and effect and are valid and enforceable in accordance with their respective terms, subject to the Enforceability Exceptions, except as would not be material. There is not, under any Company Leases, any existing event of default (or event which with notice or lapse of time, or both, would constitute an event of default) of the Company Group, or to the Company’s Knowledge, any other party thereto. The execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby will not, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair the rights of the Company Group or alter the rights or obligations of the sublessor, lessor or licensor under, or give to others any rights of termination, amendment, acceleration or cancellation of any Company Leases, or otherwise adversely affect the continued use and possession of the Company Facilities for the conduct of business as presently conducted. The Company Group currently occupies all of the Company Facilities for the operation of its business, and there are no other parties occupying, or with a right to occupy, the Company Facilities.

(b)  The Company Facilities are in good operating condition and repair in all material respects, reasonable wear and tear excepted. The operations of the Company Group on the Company Facilities do not violate any Law relating to such property or operations thereon. The Company Group is not required to expend more than $10,000 in causing any Company Facilities to comply with the surrender conditions set forth in the applicable Company Lease. The Company Group has performed all of its obligations under any termination agreements pursuant to which it has terminated any leases of real property that are no longer in effect and has no continuing liability with respect to such terminated real property leases. The Company Group is not party to any agreement or subject to any claim that may require the payment of any real estate brokerage commissions, and no such commission is owed with respect to any of the Company Facilities. The Company expects to be able to continue to have the right to occupy the Company Facilities through the remainder of the term of the applicable Company Lease.

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3.14   Environmental Matters. (a) The Company Group is and, except for matters that have been fully resolved, has been, in compliance in all material respects with all applicable Environmental Laws, (b) no written notice of a violation of, or liability under, any Environmental Law has been received by the Company Group, the substance of which has not been fully resolved, (c) no Legal Proceeding is pending, or to the Knowledge of the Company threatened in writing, against the Company Group under any Environmental Law, (d) neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any other Person to the extent giving rise to liability for the Company Group, has released or disposed of any Hazardous Substance on or under real property currently or formerly owned, leased or operated by the Company Group, or any other location where Hazardous Substances generated by the Company Group have been disposed, in quantities or concentrations that require investigation, remediation or monitoring by the Company Group pursuant to any Environmental Law, (e) neither the Company nor any of its Subsidiaries has assumed, undertaken or agreed to provide indemnification for, as a result of any contract, any material liability of any other Person arising under Environmental Laws, and (f) the Company Group has no Environmental Permits.

3.15   Intellectual Property; Privacy.

(a)  The Company Intellectual Property that constitutes Registered Intellectual Property, other than with respect to applications, is subsisting and to the Knowledge of the Company, valid and enforceable, and is owned exclusively by the Company or one of its Subsidiaries, free and clear of all liens other than Permitted Liens and there are no pending inventorship challenges, or opposition, reexamination, nullity, interference or other similar proceedings (excluding ordinary course office actions) commenced, or to the Knowledge of the Company threatened in writing, with respect to any of the Company Intellectual Property that constitutes Registered Intellectual Property, where applicable, in each case except as is not, and would not reasonably be expected to be, material to the businesses of the Company Group.

(b)  The Company or one of its Subsidiaries, as applicable, exclusively owns all material Company Intellectual Property.

(c)  (i) There are not, and since January 1, 2023 there have not been, any Legal Proceedings pending or threatened in writing by any Person against the Company Group, and (ii) neither the Company nor any of its Subsidiaries have received, since January 1, 2023, any written notice, charge, complaint, claim or other written assertion from any Person, in each case of (i) and (ii), alleging infringement, misappropriation or other violation by the Company Group of any Intellectual Property Right of such Person or challenging the ownership, validity or enforceability of any the Company Intellectual Property, except, in each case of (i) and (ii), as is not, and would not reasonably be expected to be material to the Company Group.

(d)  To the Knowledge of the Company, the conduct of the business of the Company Group as currently conducted and as conducted since January 1, 2023 does not materially infringe, misappropriate or otherwise violate any Intellectual Property Right of any Person, except as is not, and would not reasonably be expected to be, material to the businesses of the Company Group. Since January 1, 2023, neither the Company nor any of its Subsidiaries has sent any written notice, charge, complaint, claim or other written assertion asserting or threatening to assert any Legal Proceeding against any Person involving or relating to any of the Company Intellectual Property. Except as is not, and would not reasonably be expected to be, material to the businesses of the Company Group, to the Knowledge of the Company, no Person is infringing, misappropriating or otherwise violating nor, since

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January 1, 2023, has infringed, misappropriated or otherwise violated any of the Company Intellectual Property.

(e)  The Company Group has taken commercially reasonable steps to protect and preserve the confidentiality of all material confidential or non-public information it has, in its reasonable business judgment, chosen to maintain as Trade Secrets. Neither the Company nor any of its Subsidiaries have disclosed, delivered or licensed to any Person, or agreed to disclose, deliver or license to any Person, any source code of any material proprietary Software owned or purported to be owned by the Company Group (the “Company Software”), except for disclosures to employees or independent contractors under written Contracts that subject such employees or independent contractors to reasonable confidentiality obligations.

(f)  Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (i) all Technology which embodies Company Intellectual Property (“Company Technology”) has been developed by employees within the scope of their employment or by independent contractors of the Company Group; and (ii) all such employees and independent contractors that have, in any material manner, developed, contributed to, modified, or improved Company Technology have executed written Contracts assigning all right, title and interest in such Technology, including all underlying Intellectual Property Rights, to the Company or one of its Subsidiaries. No government funding or facilities of a university, college, other educational institution, or research center were used in the development of any material Company Technology in a manner, or under circumstances or terms that would grant such party ownership or license rights to any such Company Technology or Company Intellectual Property.

(g)  Neither the Company nor any of its Subsidiaries is a member of or party to any patent pool, standards-setting organizations, multi-party special interest industry standards body, trade association or other organization pursuant to the rules of which it is obligated to license any Technology to any Person or to refrain from asserting any Intellectual Property Right against any Person.

(h)  The Company Group is not party to any Contract which, upon the Closing, will result in: (i) the granting of any right, license, forfeiture, immunity from suit or covenant not to assert to any Person under or with respect to any material Intellectual Property Right (including any Intellectual Property Right owned by Parent or its Affiliates); (ii) require the consent of any other Person in respect of the Company’s or its Subsidiaries’ rights to own, transfer, license, use or hold for use, or otherwise exploit any material Company Technology; or (iii) Parent or any of its Affiliates (including, following the Closing, the Company Group) to be obligated to pay any royalties or other fees or consideration with respect to Technology that are materially in excess of those payable by the Company Group in the absence of this Agreement or the Transaction.

(i)  Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, (i) since January 1, 2023, there have been no material failures of any of the computers, servers, workstations or other information technology equipment used in the operation of the Company Group’s businesses, other than defects which have been corrected or routine errors or bugs that have occurred in the ordinary course of business and (ii) the Company Software does not contain any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” or “worm” (as such terms are commonly understood in the software industry) or any other malicious Software or device designed to have any of the following functions: (A) disrupting, disabling, harming

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or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such Software or device is stored or installed, or (B) damaging or destroying any data or file without the user’s consent.

(j)  Except as is not, and would not reasonably be expected to be, material to the businesses of the Company Group, the Company Group has not: (i) granted (contingent or otherwise) to any Person access or rights to any source code of any the Company Software that the Company protects as a Trade Secret via an escrow arrangement; or (ii) taken any action that rendered any source code for any proprietary Company Software to be subject to any Open Source License that conditions the distribution of such Company Software on the disclosure, licensing or distribution of the corresponding source code to any Person or at no cost; or (iii) licensed, distributed or used any Software subject to an Open Source License in material breach of the terms of such Open Source License (excluding obligations of notice or attribution).

(k)  The Company Group and all, to the Knowledge of the Company, all third parties performing services for the Company Group (in the case of such third parties, to the extent relating to the provision of services for the Company Group) comply, and have at all times since January 1, 2023 complied, in all material respects, with all applicable Data Processing Obligations. Except as would not reasonably be expected to result in material liability to the Company Group, since January 1, 2023, the Company Group has at all applicable times provided all notices and obtained all consents, rights, and authorizations, in each case, as necessary to Process Company Data as Processed by or for the Company Group. No disclosures made or contained in any Data Processing Policy have been materially inaccurate, misleading, or deceptive.

(l)  Since January 1, 2023, there are no unsatisfied requests from individuals to the Company Group seeking to exercise any privacy right under any Data Processing Obligation, except for such requests the Company Group is working to address within the timeframes set forth by applicable Data Processing Obligations and as would not reasonably be expected to result in material liability or otherwise be material to the Company Group. With respect to each Person performing services for the Company Group and permitted to access or otherwise Process Company Data, such Person has agreed to (i) implement reasonable means, appropriate to the nature of such Company Data, for protecting such Company Data from unauthorized access and other Processing and (ii) comply with all applicable Data Processing Obligations in all material respects.

(m)  The execution, delivery, and performance of this Agreement does not, and the consummation of the Transactions and any transfer of Company Data from or on behalf the Company Group in connection therewith will not, result in any material breach or material violation of any applicable Data Processing Obligations. Since January 1, 2023, (i) there has been no material Legal Proceeding against or involving the Company Group or, to the Knowledge of the Company, any of its service providers (in the case of service providers, regarding the Processing of Company Data for or on behalf of the Company Group) relating to privacy, security, or the Processing of Company Data or the security, availability, or integrity of any computers, servers, workstations, networks, systems, or other information technology hardware or infrastructure used by or for the Company Group to Process Company Data (“Company Systems”), nor (ii) has the Company Group received threats of such Legal Proceedings in writing or, to the Knowledge of the Company, orally.

(n)  The Company Group has at all times since January 1, 2023, implemented and maintained commercially reasonable policies, and measures (including with respect to technical,

35

administrative, and physical security), Company Systems and Company Data, to preserve and protect the confidentiality, availability, security, and integrity of all Company Systems and Company Data. The Company Group has implemented and maintained commercially reasonable disaster recovery and business continuity plans, procedures, and facilities appropriate for its business and all Company Systems. Except as is not, and would not reasonably be expected to be, material to the businesses of the Company Group, the Company Group has remediated all security gaps and vulnerabilities affecting Company Data or Company Systems used by the Company Group, in each case identified by or to the Company Group since January 1, 2023, including in any review or assessment conducted by or for the Company Group. To the Knowledge of the Company, there are no unremediated critical- or high-severity gaps or vulnerabilities affecting Company Data or Company Systems.

(o)  Since January 1, 2023, there has been no material breach, security incident, or successful ransomware, denial of access, or denial of service attack, hacking, or similar material event with respect to any Company System or Company Data, nor any material accidental, unlawful, or unauthorized access to, or other Processing of, Company Data (each, a “Security Incident”). Since January 1, 2023, neither the Company nor any of its Subsidiaries has notified or been required under any Data Processing Obligation to notify, any Governmental Authority or any other Person of a Security Incident.

3.16   Tax Matters.

(a)  The Company Group has duly and timely filed (taking into account valid extensions) all income and other material Tax Returns required to be filed by it with the appropriate Governmental Authority, and each such Tax Return is true, correct and complete, and is in compliance with all applicable Law, in all material respects.

(b)  The Company Group has timely paid in full all income and other material amounts of Taxes that are required to be paid by it (regardless of whether such Taxes are reflected on any Tax Return).

(c)  All material Taxes which the Company Group is, or have been, required by any applicable Law to withhold or to collect for payment have been duly withheld and collected and have been timely paid or remitted to the appropriate Governmental Authority, and the Company Group has complied with all reporting and record retention requirements related to such Taxes in all material respects.

(d)  Neither the Company nor any of its Subsidiaries has executed any waiver of any statute of limitations on, or extended the period for the assessment or collection of, any material Tax, in each case that has not since expired (other than any automatic or routine extensions that may still be in effect).

(e)  There are no liens for Taxes upon any of the assets or properties of the Company Group, other than Permitted Liens.

(f)  No material audits, examinations, investigations, or other proceedings with respect to Taxes of the Company Group are presently in progress or have been asserted or proposed in writing and not been resolved.

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(g)  No written claim has been made by any Governmental Authority in a jurisdiction where the Company Group does not file Tax Returns or pay Taxes of a particular type asserting that any such entity is subject to material Taxes imposed by that jurisdiction, required to file such Tax Returns, or required to pay such Taxes, which claim has not been resolved. Neither the Company nor any of its Subsidiaries has commenced a voluntary disclosure proceeding with respect to a material amount of Taxes in any jurisdiction that has not been fully resolved or settled.

(h)  No deficiency with respect to any material Taxes has been claimed or assessed or proposed in writing by any Governmental Authority against the Company Group that has not been fully paid, except with respect to Taxes being contested in good faith and for which adequate reserves in accordance with GAAP have been provided on the Company’s consolidated financial statements.

(i)  Neither the Company nor any of its Subsidiaries has received a written claim from a Governmental Authority in respect of material Taxes that remains unresolved and that is attributable to a permanent establishment or an office or fixed place of business in a country that is outside of the country in which the relevant member of the Company Group is organized.

(j)  Neither the Company nor any of its Subsidiaries (A) is or has been a member of any affiliated, consolidated, combined, unitary, group relief or similar group for purposes of filing Tax Returns or paying Taxes (other than a group the common parent of which is a member of the Company Group); (B) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, Tax allocation or Tax indemnification agreement or obligation or similar Contract or arrangement relating to the apportionment, sharing, assignment, indemnification or allocation of any Tax or Tax asset (other than any such agreement or obligation entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes and other than an agreement or arrangement solely between or among the Company or its Subsidiaries); or (C) has any material liability for the Taxes of any Person other than the Company Group pursuant to Treasury Regulation § 1.1502-6 (or any analogous or similar provision of state, local or non-U.S. Law) as a transferee or successor, by Contract or otherwise by operation of Law.

(k)  Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date, as a result of any (A) change in or incorrect method of accounting of the Company or such Subsidiary pursuant to Section 481(c) of the Code (or any analogous or similar provision of state, local or non-U.S. Law) prior to the Closing, (B) installment sale, intercompany transaction or open transaction made or entered into by the Company or such Subsidiary prior to the Closing, or any “excess loss account” of the Company or such Subsidiary existing as of immediately prior to the Closing, (C) prepaid amount received by the Company or such Subsidiary prior to the Closing (other than such amount received in the ordinary course of business), or (D) “closing agreement” within the meaning of Section 7121 of the Code (or any similar or analogous provision of state, local or non-U.S. Law) entered into by the Company or such Subsidiary prior to the Closing.

(l)  Neither the Company nor any of its Subsidiaries has engaged in a “listed transaction” as set forth in Treasury Regulation § 1.6011-4 (or any analogous or similar provision of state, local or non-U.S. Law).

(m)  Neither the Company nor any of its Subsidiaries has made an election under Section 965(h) of the Code that has not been properly complied with in all material respects.

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(n)  Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in any distribution of stock that was purported or intended to qualify for tax-free treatment pursuant to Section 355 of the Code (or any similar provision of state, local or non-U.S. Law) occurring during the two-year period ending on the date of this Agreement.

(o)  The Company and each of its Subsidiaries are in compliance in all material respects with all terms and conditions of any material Tax exemption, Tax holiday or other Tax reduction contract.

(p)  Neither the Company nor any of its Subsidiaries has elected to defer any payroll, employment or similar Taxes pursuant to any payroll tax Executive Order, which Taxes have not been paid in full.

(q)  The Company Group does not have a permanent establishment (within the meaning of any applicable Tax treaty), office or fixed place of business, or other form of taxable presence in a country other than the country in which it is organized.

(r)  The Company Group is in compliance with all applicable transfer pricing Laws and regulations, including the execution and maintenance of contemporaneous documentation substantiating its transfer pricing practices and methodology, except as has not had, and would not reasonably be expected to have, a material adverse effect on the Company Group. To the Knowledge of the Company, the prices for any property or services (or for the use of any property) provided by or to the Company Group are arm’s length prices for purposes of all applicable transfer pricing laws, including Treasury Regulations promulgated under Section 482 of the Code.

(s)  Neither the Company nor any of its Subsidiaries owns any “United States real property interest” within the meaning of Section 897(c) of the Code.

(t)  Following the effectiveness of the U.S. Entity Classification Election, no member of the Company Group other than the Company is treated as a partnership for U.S. federal tax purposes. No member of the Company Group is a domestic corporation for U.S. federal tax purposes. No member of the Company Group holds any “United States real property interest”, within the meaning of Section 897(c) of the Code.

(u)  This Section 3.16 and Section 3.17 (to the extent relating to Taxes) constitutes the sole and exclusive representations and warranties of the Company Group with respect to Taxes related to the Company Group. No other representation or warranty contained in any other section of this Agreement shall apply to any such Tax matters and no other representation or warranty, express or implied, is being made with respect thereto. Nothing in this Agreement (including this Section 3.16) shall be treated as containing any express or implied representations or warranties relating to the existence, amount, availability or usability of any Tax attribute or asset after the Closing.

3.17   Employee Benefits.

(a)  Employee Plans. Section 3.17(a) of the Company and Seller Disclosure Letter sets forth a true, correct and complete list of each current material Company Employee Plan. With respect to each material Company Employee Plan, the Company has provided or made available to Parent a true and complete copy, to the extent applicable, of the plan document (including all material

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amendments thereto) governing such Company Employee Plan. With respect to the Company Employee Plans, there are no (i) trusts or other funding arrangements, (ii) ERISA summary plan descriptions or summary of material modifications, (iii) annual reports on IRS Form 5500, (iv) IRS determination letters or IRS letters or (v) any non-routine correspondence with any Governmental Authority.

(b)  Absence of Certain Plans. Neither the Company nor any of its ERISA Affiliates maintains, sponsors or participates in, or contributes to or is required to contribute to, (i) a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA) (a “Multiemployer Plan”), (ii) a “multiple employer plan” that is subject to Section 4063 or Section 4064 of ERISA or Section 413(c) of the Code, (iii) a plan subject to Section 412 of the Code or Section 302 or Title IV of ERISA or (iv) a “multiple employer welfare arrangement” (as defined in Section 3(4) of ERISA). Neither the Company nor any of its Subsidiaries has incurred, or reasonably expects to incur (including on account of any ERISA Affiliate), any liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan. No liability under Title IV or Section 302 of ERISA has been incurred by the Company Group (including on account of any ERISA Affiliate) that has not been satisfied in full, and to the Knowledge of the Company, no condition exists that would reasonably be expected to result in the Company Group (including on account of any ERISA Affiliate) incurring any such liability.

(c)  Compliance. Each Company Employee Plan has been maintained, funded, operated and administered in all material respects in accordance with its terms and with all applicable Law, including any applicable regulatory guidance issued by any Governmental Authority. No Company Employee Plan is intended to be a “qualified plan” within the meaning of Section 401(a) of the Code. Except as would not, individually or in the aggregate, result in material liability to the Company Group, all contributions or insurance premiums required to be made or paid with respect to any Company Employee Plan have been timely made, paid, and deposited.

(d)  Employee Plan Legal Proceedings. There are no Legal Proceedings pending, or to the Knowledge of the Company threatened in writing, on behalf of or against any Company Employee Plan with respect to the administration or operation of such plans, other than routine claims for benefits. No Company Employee Plan is, or within the last six years has been, the subject of an examination, investigation, or audit by a Governmental Authority, or is the subject of an application or filing under, or a participant in, a government-sponsored amnesty, voluntary compliance, self-correction or similar program.

(e)  No Prohibited Transactions. With respect to each Company Employee Plan, (i) none of the Company, any of its Subsidiaries, or, to the Knowledge of the Company, any of their respective directors, officers, employees or agents has engaged in or been a party to any non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA), and (ii) none of the Company Group has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of such Company Employee Plan, in each case except as has not had, and would not reasonably be expected to result in a material liability to the Company Group.

(f)  No Welfare Benefit Plan. No Company Employee Plan is a “welfare benefit plan” (as defined in Section 3(1) of ERISA).

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(g)  No Employee Plan-Related Liabilities. Neither the Company nor any of its Subsidiaries have incurred any material liability for any Tax or civil penalty imposed under Chapter 43 of the Code or Sections 409 or 502 of ERISA with respect to any Company Employee Plan that has not been satisfied in full.

(h)  No Triggering Event. None of the execution and delivery of this Agreement or the consummation of the Transaction shall, either alone or in combination with another event, (i) entitle any current or former employee, individual independent contractor or director of the Company Group to any compensation or benefit, (ii) accelerate the time of payment or vesting, or trigger any payment or funding, of any compensation or benefits or trigger any other obligation under any Company Employee Plan or (iii) result in any payment or benefit made by the Company or any ERISA Affiliate to be characterized as a parachute payment within the meaning of Section 280G of the Code, except, in the case of each of clauses (i) or (ii), as provided in this Agreement.

(i)  No Gross-Ups. Neither the Company nor any of its Subsidiaries has any obligation to reimburse, “gross-up,” make similar “make-whole” payments to, or otherwise indemnify, any Person for any Taxes, under Sections 409A or 4999 of the Code.

(j)  Foreign Plans. Each Company Employee Plan that is subject to any Law other than U.S. federal, state or local Law (each a “Company Foreign Plan”) has been administered in compliance in all material respects with its terms and operated in compliance in all material respects with applicable Laws. No Company Foreign Plan is required to be registered or approved by a non-U.S. Governmental Authority. No Company Foreign Plan is required to be funded or insured under applicable Law.

(k)  Each Company Employee Plan that is a nonqualified deferred compensation plan (as defined in Section 409A(d)(1) of the Code) subject to Section 409A of the Code has been maintained and operated in compliance in all material respects with Section 409A of the Code and all applicable IRS guidance issued with respect thereto. No compensation paid by the Company has been included in the gross income of any Employee as a result of the operation of Section 409A of the Code with respect to any arrangements or agreements in effect prior to the Closing.

3.18   Labor Matters.

(a)  Section 3.18(a) of the Company and Seller Disclosure Letter sets forth a listing of all independent contractors of the Company who are natural persons as of the date of this Agreement.

(b)  Section 3.18(b) of the Company and Seller Disclosure Letter sets forth a listing of all employees of the Company and the following information for each, in each case as of the date of this Agreement and subject to compliance with applicable Law: name, job title, compensation entitlement, and location where the employee primarily works, and period of notice or severance that the employee would be entitled to in advance of or in connection with termination of employment. The Company and Seller have provided Buyer with copies of all Contracts with Employees that contain severance or notice entitlement or would cause the Company or Seller to incur liability in connection with the termination of employment.

(c)  Union Activities. No member of the Company Group is a party to any collective bargaining agreement or other agreement with a labor union or like organization (each, a “Collective

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Bargaining Agreement”), and no employees of the Company Group are represented by any labor union, labor organization or works council. To the Knowledge of the Company, there have been no labor union organizing activities with respect to any employees of the Company Group. As of the date hereof, there is no pending or, to the Company’s Knowledge, threatened strike, lockout, slowdown or work stoppage or other material labor dispute against or affecting any member of the Company Group.

(d)  Employment Law. The Company Group is, and has been since January 1, 2023, in material compliance with all applicable Laws with respect to employment (including Laws regarding wage and hour requirements, immigration status, discrimination in employment, employee health and safety, worker classification, the WARN Act and collective bargaining). Except as has not had, and would not reasonably be expected to have, a material adverse effect on the Company Group, the Company Group (i) has withheld all amounts required by applicable Laws or by Contract to be withheld from the wages, salaries, and other payments to Employees, and is not liable for any arrears of wages, compensation, Taxes, penalties or other sums for failure to comply with any of the foregoing, (ii) has paid in full to all Employees, directors, and independent contractors all wages, salaries, commissions, bonuses, benefits, and other compensation due to be paid to or on behalf of such Employees, directors, and independent contractors, and (iii) does not have any liability with respect to any misclassification of (A) any Employee as an independent contractor rather than as an employee or (B) any Employee currently or formerly classified as exempt from overtime wages, except as has not had, and would not reasonably be expected to have, a material adverse effect on the Company Group. Since January 1, 2023, there have been no actual, or, to the Knowledge of the Company, threatened in writing, Legal Proceedings relating to labor or employment matters. The Company Group is not party to a conciliation agreement, consent decree or other agreement with or Order of any Governmental Authority. There are no Actions pending or, to the Knowledge of the Company Group, threatened, between the Company, its Subsidiaries and any of their Employees.

(e)  Sexual Harassment or Discrimination. None of the Company Group is a party to a settlement agreement with an Employee to resolve allegations of discrimination, sexual harassment, or sexual misconduct by any Employee. In the last three years, no allegations of discrimination, sexual harassment or sexual misconduct have been made against any Employee.

(f)  No Prior Restrictions. To the Company’s Knowledge, no employee of the Company Group is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, non-competition agreement or restrictive covenant obligation: (i) to the Company Group or (ii) to a former employer of any such employee relating to the (A) right of any such employee to be employed by the Company Group or (B) knowledge or use of Trade Secrets or proprietary information.

3.19   Compliance with Laws. The Company Group is, and at all times since January 1, 2023, has been in compliance with, and has not violated, all Laws that are applicable to the Company Group or to the conduct of the business or operations of the Company Group in all material respects. The Company Group has not received any written, or, to the Knowledge of the Company, oral notices of suspected, potential or actual violation with respect to, any applicable Law, other than as would not be a Company Material Adverse Effect. No licenses, permissions, authorizations or consents have been sought at any time in respect of the Company Group but were refused.

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3.20   Legal Proceedings; Orders.

(a)  No Legal Proceedings.

(i)  As of the date of this Agreement, there are no material Legal Proceedings that are pending, or to the Knowledge of the Company threatened in writing, against the Company Group or any present or former director or officer of the Company Group in such individual’s capacity as such.

(ii)  There is no Legal Proceeding pending or threatened against Seller arising out of or relating to (i) Seller’s beneficial ownership of the Company Shares or rights to acquire Company Shares, (ii) Seller’s capacity as a holder of Company Shares, or (iii) the Transaction, nor is there any reasonable basis for any of the foregoing.

(b)  No Orders. Except in connection with Transaction Litigation (if any), neither the Company Group (nor any of their respective properties or assets) is subject to any Order that would prevent or materially delay the consummation of the Transaction by the Company.

3.21   Insurance. The Company Group does not maintain any insurance policies.

3.22   Anti-Corruption Compliance. None of the Company, any of its Subsidiaries, or, to the Knowledge of the Company, any officer, director, employee, agent, representative or other Person acting for the benefit of or on behalf of the Company Group (in each case in their capacity as such) has, in the past five years, taken any action that would cause any of the foregoing to be in violation of applicable Anti-Corruption Laws. The Company Group has instituted and maintains policies and procedures reasonably designed to promote and achieve compliance with all applicable Anti-Corruption Laws and regulations. There are no pending or, to the Company’s Knowledge, threatened claims, charges, investigations, violations, settlements, civil or criminal enforcement actions, lawsuits, or other court actions against the Company Group with respect to any Anti-Corruption Laws. The Company Group has never received an allegation, whistleblower complaint, or conducted any investigation regarding Anti-Corruption Laws.

3.23   Regulatory Matters.

(a)  The Company Group is operating, and has at all times operated, in material compliance with applicable Anti-Money Laundering Laws. The Company Group has implemented and maintained anti-money laundering policies and procedures that meet the requirements of the applicable Anti-Money Laundering Laws. The Company Group has never received any written notice or communication from any Governmental Authority to the effect that such anti-money laundering program has been deemed ineffective or noncompliant or that such program has violated any applicable Anti-Money Laundering Laws in any material respect. Neither the Company nor any of its Subsidiaries has engaged in any transaction in violation of prohibitions on money laundering or terrorist financing. There are no pending or, to the Company’s Knowledge, threatened claims, charges, investigations, violations, settlements, civil or criminal enforcement actions, lawsuits, or other court actions against the Company Group with respect to applicable Anti-Money Laundering Laws, nor is there any known basis therefor. The Company Group has never received an allegation, whistleblower complaint, or conducted any investigation regarding Anti-Money Laundering Laws.

(b)  Section 3.23(b) of the Company and Seller Disclosure Letter sets forth, as of the date hereof, (i) each jurisdiction in which the Company Group holds any Governmental Authorizations

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that are material to the Company Group, taken as a whole (“Company Material Governmental Authorizations”), and (ii) each jurisdiction in which the Company Group has applications pending for any Governmental Authorizations that are material to the Company Group, taken as a whole (“Company Governmental Applications”). In each such jurisdiction, the Company Group is operating in material compliance with the applicable Company Material Governmental Authorizations and Company Governmental Applications, respectively. Except as would not be materially adverse to the Company Group, taken as a whole, the operations of the Company Group are and have been since January 1, 2023, conducted in all material respects in compliance with all Company Material Governmental Authorizations. All Company Material Governmental Authorizations are in full force and effect, and since January 1, 2023, neither the Company nor any of its Subsidiaries has received written, or to the knowledge of the Company, oral notice or communications from any Governmental Authority regarding: (i) any violation of or failure to comply with any term or requirement of any Company Material Governmental Authorization or (ii) any revocation, withdrawal, suspension, cancellation, termination or modification of any Company Material Governmental Authorization.

3.24   Compliance with Customs & Trade Laws and Sanctions.

(a)  For the applicable statute of limitations period, the Company Group and its directors and officers, and, to the Knowledge of the Company, employees and agents have been in compliance in all respects with Customs & Trade Laws and Sanctions.

(b)  Neither the Company Group, nor any of its shareholders, directors (supervisory or management), officers, members, employees or agents is, or has been, in the applicable statute of limitations period, a Sanctioned Person.

(c)  The Company Group has implemented policies and procedures reasonably designed to ensure compliance with Customs & Trade Laws and Sanctions in each of the jurisdictions in which the Company does business.

(d)  Since the Company’s formation, the Company Group has obtained all required import and export licenses and all other necessary consents, notices, waivers, approvals, orders, authorizations, and declarations, and completed all necessary registrations and filings, required under applicable Customs & Trade Laws or Sanctions, except where the failure to obtain any such license, consent, notice, waiver, approval, order, authorization or declaration or to complete any such registration or filing has not had, and would not reasonably be expected have, a Company Material Adverse Effect.

(e)  Since the Company’s formation, the Company Group has not engaged in any dealings or transactions in, with, or involving any Sanctioned Person or Sanctioned Jurisdiction in violation of Sanctions.

(f)  Neither the Company nor any member of the Company Group has (i) made any voluntary, directed or involuntary disclosure to any Governmental Authority or similar agency with respect to any alleged act or omission arising under or relating to any non-compliance with any Customs & Trade Laws or Sanctions, (ii) been the subject of a current, pending or to the Knowledge of the Company, threatened investigation, inquiry or enforcement proceedings for violations of Customs & Trade Laws or Sanctions, or (iii) violated or received any notice, request, penalty, or citation for any actual or potential non-compliance with Customs & Trade Laws.

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3.25   Related Party Transactions. Except with respect to Parent, none of the officers and directors of the Company Group and, to the Knowledge of the Company, none of the other employees of the Company Group, or any of the immediate family members of any of the foregoing, (a) has any direct or indirect ownership, participation, royalty or other interest in, or is an officer, director, employee of or consultant or contractor for any firm, partnership, entity or corporation that competes with, or does business with, or has any contractual arrangement or understanding with, the Company Group (except with respect to any interest in less than 2% of the stock of any corporation whose stock is publicly traded), (b) is a party to, or to the Knowledge of the Company, otherwise directly or indirectly interested in, any Contract to which the Company Group is a party or by which the Company, any Company Subsidiary or any of its or their respective assets are bound, except for normal cash- or equity-based compensation for services as an officer, director or employee thereof or (c) to the Knowledge of the Company, has any interest in any property, real or personal, tangible or intangible (including any Company Intellectual Property) that is used in, or that relates to, the Company’s business, except for the rights of holders of Company Shares arising out of their ownership of Company Shares.

3.26   Ownership of Parent Capital Stock. Neither the Company nor any equityholder of the Company (other than Seller) and, to the knowledge of the Company, none of the Company’s directors, officers, or equityholders holding five percent or more of the Company Shares (other than Seller), directly or indirectly “owns,” beneficially or otherwise, Parent Capital Stock, and at all times during the three-year period prior to the date of this Agreement, the Company and any equityholder of the Company (other than Seller) have not directly or indirectly “owned,” beneficially or otherwise, any of the outstanding Parent Capital Stock, or constituted an “interested stockholder” of Parent, as those terms are defined in the Organizational Documents of Parent.

3.27   Brokers. No financial advisor, investment banker, broker, finder, or other similar agent that has been retained by or is authorized to act on behalf of Seller or the Company Group is entitled to any financial advisor, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Transaction.

3.28   Non-Foreign Partner. The Company hereby represents that (a) it is not and is not controlled by a “foreign person,” as defined in Section 721 of the U.S. Defense Production Act of 1950, as amended, including any implementing regulations thereof (the “DPA”) and (b) it does not permit any foreign person affiliated with the Company, whether affiliated as a limited partner or otherwise, to obtain through the Company any of the following with respect to Parent: (i) control (as defined in the DPA) of Parent, including the power to determine, direct or decide any important matters for Parent; (ii) access to any material nonpublic technical information (as defined in the DPA) in the possession of Parent (which shall not include financial information about Parent), including access to any information not already in the public domain that is necessary to design, fabricate, develop, test, produce, or manufacture Parent products, including processes, techniques, or methods; (iii) membership or observer rights on the Parent Board or the right to nominate an individual to a position on the Parent Board; or (iv) any involvement (other than through voting of shares) in substantive decision-making of Parent regarding (x) the use, development, acquisition or release of any Parent “critical technology” (as defined in the DPA); (y) the use, development, acquisition, safekeeping, or release of “sensitive personal data” (as defined in the DPA) of U.S. citizens maintained or collected by Parent; or (z) the management, operation, manufacture, or supply of “covered investment critical infrastructure” (as defined in the DPA).

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3.29   Outbound Investment Security Program. The Company either is: (i) not a “person of a country of concern”; or (ii) not engaged in any “covered activity,” as these terms are defined in 31 C.F.R. § 850, as implemented or revised from time to time (the “Outbound Investment Rules”). The Company has no intention of becoming a “person of a country of concern” that engages in any “covered activity.”

3.30   Foreign Direct Investment. To the Knowledge of the Company, neither the Company nor any member of the Company Group operates within any of the 17 sectors described in The National Security and Investment Act 2021 (Notifiable Acquisition) (Specification of Qualifying Entities) Regulations 2021. The Company Group does not design, fabricate, develop, test, product or manufacture any items on the EU’s Dual Use list (Annex I to EC 2021/821).

3.31   Investment Intent.

(a)  Seller is acquiring the shares of Parent Capital Stock for investment for its own account, not as a nominee or agent, and, except in accordance with this Agreement, not with the view to, or for resale in connection with, any distribution thereof, and Seller has no present intention of selling, granting any participation in, or otherwise distributing any of such shares of Parent Capital Stock in violation of the Securities Act or any applicable state securities Law and has no contract, undertaking, agreement or arrangement with any person regarding the distribution of such securities in violation of the Securities Act or any applicable state securities law.

(b)  Seller, either alone or together with its Representatives, has been given the opportunity to obtain additional information to verify the accuracy of the information received and to ask questions of and receive answers from certain representatives of Parent concerning the terms and conditions of their acquisition of the shares of Parent Capital Stock pursuant to the terms of the Agreement. Seller is aware of Parent’s business affairs and financial condition and has, either alone or together with its Representatives, acquired sufficient information about Parent to reach an informed and knowledgeable decision to acquire the shares of Parent Capital Stock.

(c)  Seller understands that the shares of Parent Capital Stock have not been registered under the Securities Act and are being issued by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Seller’s representations as expressed herein. Seller understands that the shares of Parent Capital Stock are considered “restricted securities” under applicable United States federal and state securities laws and that, pursuant to these laws, Seller may not transfer the shares of Parent Capital Stock until they are registered with the Securities and Exchange Commission and, if applicable, qualified by state authorities, or an exemption from such registration and qualification requirements is available. Seller acknowledges that if an exemption from registration or qualification is available, the transfer of Parent Capital Stock may be conditioned on various requirements including, but not limited to, the time and manner or sale, the holding period of the shares of Parent Capital Stock, and requirements relating to Parent which are outside of Parent’s control, and which Parent is under no obligation and may not be able to satisfy. Seller further understands that the shares of Parent Capital Stock must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

(d)  Seller understands that Parent provides no assurances as to whether he, she or it will be able to resell any or all of the shares of Parent Capital Stock pursuant to Rule 144, promulgated under the Securities Act, which rule requires, among other things, that Buyer be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities

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take place only after Seller of the shares of Parent Capital Stock has held the shares of Parent Capital Stock for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding the foregoing, Seller further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(e)  Seller is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. Seller also agrees to notify Parent if Seller becomes subject to such disqualifications after the date hereof.

(f)  Seller acknowledges that Parent makes no representation or warranty with respect to any projections, estimates or budgets delivered to or made available to Seller of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of Parent and its Subsidiaries or the future business and operations of Parent and its Subsidiaries.

(g)  Seller acknowledges that: (i) it has sought its own accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the shares of Parent Capital Stock; (ii) it has had the opportunity to conduct its own due diligence in connection with this Agreement and the Transaction; (iii) it has relied on its own due diligence and sources of information; (iv) it, by reason of its, or its management’s, business, financial or investment experience, has the knowledge, sophistication and capacity to evaluate the risks involved in this Agreement and the Transaction and to protect its own interests in connection with this Agreement and the Transaction; and (v) it has not relied upon, and hereby disclaims reliance on, any and all representations, warrants, or other statements by Parent, Buyer or any of their Representatives other than those expressly set forth in Article IV of this Agreement. Seller represents that it has consulted any tax and financial consultants it deems advisable in connection with the receipt of shares of Parent Capital Stock and that it is not relying on Parent for any Tax or financial advice. Seller acknowledges that it may suffer losses, damages, injuries, declines in value, lost opportunities, liabilities, fees, charges, costs or expenses of any nature in connection with this Agreement and the Transaction, in each case in connection with the existence of non-public information and the possible public disclosure following this Agreement and the Transaction by Parent or otherwise of such non-public information.

3.32   No Other Representations or Warranties. Except for the express representations and warranties made by the Company and Seller in this Article III (as qualified by the applicable items disclosed in the Company and Seller Disclosure Letter in accordance with the introduction to this Article III) or in any certificate delivered pursuant to this Agreement, neither the Company, Seller or any other Person makes or has made to Parent or Buyer, any representation or warranty, expressed or implied, at law or in equity, with respect to, or on behalf of the Company Group, their businesses, operations, assets, liabilities, financial condition or results of operations. Neither the Company, Seller, or any other Person makes or has made to Parent or Buyer, any representation or warranty, expressed

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or implied, at law or in equity, with respect to the future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) of the Company Group, or the accuracy or completeness of any information regarding the Company Group or any other matter furnished or provided to Parent or Buyer or made available to Parent or Buyer in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the Transaction. Except for the express representations and warranties made by the Company and Seller in this Article III (as qualified by the applicable items disclosed in the Company and Seller Disclosure Letter), the Company Group disclaims any other representations or warranties, whether made by the Company Group or any of their respective Affiliates or representatives. The Company and Seller acknowledge and agree that, (a) except for the representations and warranties made by Parent and Buyer in Article IV or in any certificate delivered pursuant to this Agreement, none of Parent, Buyer, or any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Parent or its Subsidiaries (including Buyer) or their respective businesses, operations, assets, liabilities, financial condition or results of operations and (b) none of Parent, Buyer, or any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to the future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) of Parent or its Subsidiaries (including Buyer) or the accuracy or completeness of any information regarding Parent or its Subsidiaries (including Buyer) or any other matter furnished or provided to the Company or made available to the Company in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the Transaction. Each of the Company and Seller specifically disclaims that either of them are relying upon or has relied upon any other representations or warranties that may have been made by any Person and acknowledges and agrees that Parent and its Affiliates (including Buyer) have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties. Each of the Company and Seller acknowledges and agrees that no representation or warranty of Parent or Buyer in Article IV or in any certificate delivered pursuant to this Agreement shall be considered inaccurate or to have been breached for any purpose under this Agreement (including, for the avoidance of doubt, for the purposes of Section 8.2(a)), to the extent that Seller had actual knowledge of the inaccuracy in, or breach of, such representation or warranty prior to the date of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER

With respect to any Section of this Article IV, except (a) as disclosed in the reports, statements and other documents, including any publicly filed schedules or exhibits thereto, filed by Parent with the SEC or furnished by Parent to the SEC, in each case pursuant to the Exchange Act on or after August 1, 2023 and prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk”, disclosure set forth in any “forward-looking statements” disclaimer or any similar precautionary sections, in each case unless such disclosures constitute statements of historical facts, and any other disclosures contained or referenced therein that are predictive, cautionary or forward-looking in nature or any non-public materials); or (b) subject to the terms of Section 10.12, as set forth

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in the disclosure letter delivered by Parent to the Company on the date of this Agreement (the “Parent Disclosure Letter”), Parent and Buyer hereby represent and warrant to Seller as follows:

4.1    Organization; Good Standing.

(a)  Each of Parent and Buyer is duly incorporated or formed, validly existing and in good standing (to the extent the applicable jurisdiction recognizes such concept) under the Laws of its jurisdiction of incorporation or formation. Each of Parent and Buyer has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to have such power or authority has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect. Each of Parent and Buyer is duly qualified to do business and is in good standing (to the extent the applicable jurisdiction recognizes such concept) in each jurisdiction where the properties or assets owned, operated or leased by it or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.

(b)  Each of the Organizational Documents of Parent and Buyer that are publicly available are true, correct, and complete in all respects as of the date of this Agreement. No amendments or modifications to such Organizational Documents are pending, proposed, or otherwise contemplated by Parent or Buyer.

4.2    Power; Enforceability. Assuming that the representations of Seller set forth in Section 3.26 are true and correct, each of Parent and Buyer has the requisite power and authority to: (a) execute and deliver this Agreement and any Related Agreements to which it is a party; (b) perform its covenants and obligations hereunder; and (c) subject to receiving the Required Parent Stockholder Approval, consummate the Transaction. Assuming that the representations of Seller set forth in Section 3.26 are true and correct, the execution and delivery of this Agreement and any Related Agreements to which Parent or Buyer is a party, by each of Parent and Buyer as applicable, the performance by Parent and Buyer of its respective covenants and obligations hereunder or any Related Agreements to which Parent or Buyer is a party, and the consummation of the Transaction, have been duly authorized and approved by the Special Committee and the board of directors of Buyer, and except for obtaining the Required Parent Stockholder Approval, no other corporate action on the part of Parent or Buyer is necessary to authorize the execution and delivery by Parent and Buyer of this Agreement and any Related Agreements to which Parent or Buyer is a party, the performance by Parent and Buyer of their respective covenants and obligations hereunder or any Related Agreements to which Parent or Buyer is a party and the consummation of the Transaction. This Agreement has been duly executed and delivered by each of Parent and Buyer, and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Parent and Buyer, enforceable against each of Parent and Buyer in accordance with its terms, subject to the Enforceability Exceptions.

4.3    Non-Contravention. Assuming that the representations and warranties of the Company and Seller in Section 3.26 are true and correct, the execution and delivery of this Agreement by Parent and Buyer, the performance by Parent and Buyer of their covenants and obligations hereunder, and the consummation of the Transaction (a) do not violate or conflict with any provision of the Organizational Documents of Parent or Buyer; (b) do not, violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination

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or acceleration pursuant to any material contract of Parent or any of its Subsidiaries; (c) assuming the Governmental Authorizations referred to in Section 4.4 and the Regulatory Approvals are made or obtained and, in the case of the consummation of the Transaction, subject to obtaining the Required Parent Stockholder Approval, violate or conflict with any Law applicable to Parent or any of its Subsidiaries or by which any of their respective properties, assets, business or operations are bound; or (d) will not result in the creation of any lien (other than Permitted Liens) upon any of the properties, rights or assets of Parent or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or liens that have not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.

4.4    Requisite Governmental Approvals. No Governmental Authorization is required on the part of Parent or its Subsidiaries in connection with (a) the execution and delivery of this Agreement by Parent; (b) the performance by Parent of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transaction; except for (i) such filings and approvals as may be required by any applicable federal or state securities Laws, including the filing of the Proxy Statement with the SEC and compliance with any applicable requirements of the Exchange Act; (ii) compliance with any applicable requirements of the NYSE; (iii) the Regulatory Approvals; (iv) any filings and approvals on behalf of Parent or a Subsidiary as may be required under the rules of the SEC and the Financial Industry Regulation Authority (“FINRA”) (which, for the avoidance of doubt will be secured by Parent or its applicable Subsidiary); and (v) such other Governmental Authorizations the failure of which to obtain has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect or materially delay or impair the consummation of the Share Purchase.

4.5    Parent Capitalization. The authorized capital stock of Parent consists of (i) 560,000,000 shares of Parent Class A Common Stock, (ii) 10,000,000 shares of Parent Class V Common Stock, and (iii) 1,000,000 shares of Parent Preferred Stock. As of 11:59 p.m., New York City time, on January 7, 2026 (A) 25,514,376 shares of Parent Class A Common Stock were issued and outstanding; (B) no shares of Parent Class V Common Stock were issued and outstanding; (C) no shares of Parent Preferred Stock were issued and outstanding; (D) 7,140,383 public warrants to purchase 285,615 shares of Parent Class A Common Stock at a purchase price of $287.50 per share were issued and outstanding; (E) 1,153,200 Class 1 warrants to purchase shares of Parent Class A Common Stock at a purchase price of $21.6725 per share were issued and outstanding; and (F) 864,650 Class 2 warrants to purchase shares of Parent Class A Common Stock at a purchase price of $21.6725 per share were issued and outstanding.

4.6    Subsidiaries. Section 4.6 of the Parent Disclosure Letter sets forth a true, correct and complete list of the name, jurisdiction of organization, and schedule of equityholders of each of the Subsidiaries of Parent existing as of the date of this Agreement. Each of the Subsidiaries of Parent (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization and (ii) has the requisite corporate or similar power and authority to conduct its business as it is presently being conducted and to own, lease or operate its respective properties, rights and assets, except, in each case, as has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect. Each of the Subsidiaries of Parent is duly qualified to do business and is in good standing in each jurisdiction where the properties, or assets owned, operated or leased by it or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect. None of the Subsidiaries of Parent is in

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violation of its Organizational Documents, except where such violation has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.

4.7    Valid Issuance. The Parent Class A Common Stock to be issued to Seller pursuant to the terms hereof, when issued as provided in and pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and free of preemptive rights. The Parent Class A Common Stock to be issued in connection with the Transaction will be listed on the New York Stock Exchange. All outstanding Parent Warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights.

4.8    Fairness Opinion. The Special Committee received the written opinion (or an oral opinion to be confirmed in writing) of Kroll, LLC to the effect that, as of the date of such opinion and based upon and subject to the scope of analysis, assumptions, qualifications, limiting conditions and other matters set forth therein, the Consideration to be paid by Parent in the Transaction is fair from a financial point of view to Parent and the Parent Stockholders excluding Seller (without giving effect to any impact of the Transaction on any particular Parent Stockholder other than in its capacity as a Parent Stockholder) (it being understood and agreed that such opinion is for the benefit of the Special Committee and may not be relied upon by Seller or the Company; provided, that a copy of such written opinion will promptly be delivered to the Company after execution of this Agreement solely for informational purposes on a non-reliance basis).

4.9    Parent SEC Reports. Since January 1, 2023, Parent has filed or furnished, as applicable, all forms, reports and documents with the SEC that have been required to be filed or furnished by it pursuant to applicable Laws (the “Parent SEC Reports”). Each Parent SEC Report complied as to form, as of its filing or furnishing date (or, if amended or superseded by a filing or furnishing prior to the date of this Agreement, on the date of such amended or superseding filing or furnishing), in all material respects, with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable thereto, each as in effect on the date that such Parent SEC Report was filed or furnished. As of its filing or furnishing date (or, if amended or superseded by a filing or furnishing prior to the date of this Agreement, on the date of such amended or superseded filing or furnishing), each Parent SEC Report did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of Parent is required to file any forms, reports, or documents with the SEC. As of the date of this Agreement, to the Knowledge of Parent, none of the Parent SEC Reports is subject to or the subject of ongoing SEC review or outstanding SEC comment.

4.10   Parent Financial Statements. The financial statements and notes contained or incorporated by reference in the Parent SEC Reports (the “Parent Financial Statements”) fairly present in all material respects the consolidated financial position of Parent as of the dates thereof and the consolidated results of Parent’s operations, changes in shareholders’ equity, and cash flows then ended and for the periods referred to in such financial statements, all in accordance with (i) GAAP applied on a consistent basis throughout the periods involved and (ii) Regulation S-X or Regulation S-K, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable). Parent is in compliance in all material respects with the applicable listing requirements of the New York Stock Exchange and Buyer has not received written notice from the New York Stock Exchange regarding any failure to so comply.

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4.11   Tax Matters.

(a)  Parent and its Subsidiaries have duly and timely filed (taking into account valid extensions) all income and other material Tax Returns required to be filed by them with the appropriate Governmental Authority, and each such Tax Return is true, correct and complete, and is in compliance with all applicable Law, in all material respects.

(b)  Parent and its Subsidiaries have timely paid or withheld all material Taxes that are required to be paid or withheld by them (regardless of whether such Taxes are reflected on any Tax Return).

(c)  All material Taxes which Parent and each of its Subsidiaries is, or have been required by any applicable Law to withhold or to collect for payment have been duly withheld and collected and have been timely paid or remitted to the appropriate Governmental Authority, and each of Parent and its Subsidiaries has complied with all reporting and record retention requirements related to such Taxes in all material respects.

(d)  There are no material liens for Taxes upon any of the assets or properties of Parent and its Subsidiaries, other than Permitted Liens.

(e)  No material audits, examinations, investigations, or other proceedings with respect to Taxes of Parent or its Subsidiaries are presently in progress or have been asserted or proposed in writing and not been resolved.

(f)  No written claim has been made by any Governmental Authority in a jurisdiction where neither Parent nor its Subsidiaries files Tax Returns or pay Taxes of a particular type asserting that any such entity is subject to material Taxes imposed by that jurisdiction, required to file such Tax Returns, or required to pay such Taxes, which claim has not been resolved. Neither Parent nor any of its Subsidiaries has commenced a voluntary disclosure proceeding with respect to a material amount of Taxes in any jurisdiction that has not been fully resolved or settled.

(g)  No deficiency with respect to any material Taxes has been claimed or assessed or proposed in writing by any Governmental Authority against Parent or its Subsidiaries that has not been fully paid, except with respect to Taxes being contested in good faith and for which adequate reserves in accordance with GAAP have been provided on the Parent’s consolidated financial statements.

(h)  Neither Parent nor any of its Subsidiaries has received a written claim from a Governmental Authority in respect of material Taxes that remains unresolved and that is attributable to a permanent establishment or an office or fixed place of business in a country that is outside of the country in which Parent or such Subsidiary, as applicable, is organized.

(i)  Neither Parent nor any of its Subsidiaries has engaged in a “listed transaction” as set forth in Treasury Regulation § 1.6011-4 (or any analogous or similar provision of state, local or non-U.S. Law).

(j)  Neither Parent nor any of its Subsidiaries (A) is or has been a member of any affiliated, consolidated, combined, unitary, group relief or similar group for purposes of filing Tax Returns or paying Taxes (other than a group the common parent of which is Parent or any of its

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Subsidiaries); (B) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, Tax allocation or Tax indemnification agreement or obligation or similar Contract or arrangement relating to the apportionment, sharing, assignment, indemnification or allocation of any Tax or Tax asset (other than any such agreement or obligation entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes and other than an agreement or arrangement solely between or among Parent or its Subsidiaries); or (C) has any material liability for the Taxes of any Person other than Parent or any of its Subsidiaries pursuant to Treasury Regulation § 1.1502-6 (or any analogous or similar provision of state, local or non-U.S. Law) as a transferee or successor, by Contract or otherwise by operation of Law.

(k)  Neither Parent nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in any distribution of stock that was purported or intended to qualify for tax-free treatment pursuant to Section 355 of the Code (or any similar provision of state, local or non-U.S. Law) occurring during the two-year period ending on the date of this Agreement.

(l)  This Section 4.11 constitutes the sole and exclusive representations and warranties of Parent and its Subsidiaries with respect to Taxes related to the Parent and its Subsidiaries. No other representation or warranty contained in any other section of this Agreement shall apply to any such Tax matters and no other representation or warranty, express or implied, is being made with respect thereto. Nothing in this Agreement (including this Section 4.11) shall be treated as containing any express or implied representations or warranties relating to the existence, amount, availability or usability of any Tax attribute or asset after the Closing.

4.12   Undisclosed Liabilities. Neither Parent nor Buyer has any liabilities, other than liabilities (a) reflected or otherwise reserved against in the Parent Financial Statements; (b) arising pursuant to this Agreement or incurred in connection with the Transaction or in connection with obligations under existing Contracts (other than a breach or default of any such Contracts); (c) incurred in the ordinary course of business since January 1, 2023; (d) incurred following the date of this Agreement in compliance with (and to the extent specifically addressed by) Section 6.1 or (e) that have not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.

4.13   Compliance with Laws. Parent and its Subsidiaries are, and at all times since January 1, 2023, have been in material compliance with, and have not violated, any applicable Law, other than as would not be a Parent Material Adverse Effect. Buyer and its Subsidiaries have not received any notices of suspected, potential or actual violation with respect to, any applicable Law, other than as would not be a Parent Material Adverse Effect.

4.14   Intellectual Property; Privacy.

(a)  To the Knowledge of Parent, the conduct of the respective businesses of Parent and its Subsidiaries as currently conducted does not infringe, misappropriate or otherwise violate any Intellectual Property Right of any Person, except as is not, and would not reasonably be expected to be, material to the businesses of Parent and its Subsidiaries, taken as a whole.

(b)  Parent and its Subsidiaries have taken commercially reasonable steps to protect and preserve the confidentiality of all material confidential or non-public information that they have, in their reasonable business judgment, chosen to maintain as Trade Secrets.

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(c)  Except as has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect, (i) since January 1, 2023, there have been no failures of any of the computers, servers, workstations or other information technology equipment used in the operation of the respective businesses of Parent and its Subsidiaries, other than defects which have been corrected or routine errors or bugs that have occurred in the ordinary course of business.

(d)  Except as has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect, since January 1, 2023, Parent has not received any written notice of any actual or threatened Legal Proceedings against Parent or any of its Subsidiaries regarding their privacy or security practices or their Processing of Parent Data.

(e)  Except as has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect, since January 1, 2023, there has been no breach, security incident, or successful ransomware, denial of access, or denial of service attack, hacking, or similar event with respect to any computers, servers, workstations or other information technology equipment or systems used by Parent or its Subsidiaries, in each case, that has resulted in the unauthorized Processing of any Parent Data in the possession or control of Parent or its Subsidiaries.

4.15   Legal Proceedings; Orders.

(a)  No Legal Proceedings. As of the date of this Agreement, there are no material Legal Proceedings that are pending, or to the Knowledge of Parent threatened in writing, against Parent or any of its Subsidiaries or any present or former director or officer of Parent or its Subsidiaries in such individual’s capacity as such.

(b)  No Orders. Except in connection with Transaction Litigation (if any), neither Parent nor any of its Subsidiaries (nor any of their respective properties or assets) is subject to any Order that would prevent or materially delay the consummation of the Transaction by Parent or Buyer.

4.16   Anti-Corruption Compliance. None of Parent or any of its Subsidiaries, or, to the Knowledge of Parent, any officer, director, employee, agent, representative or other Person acting for the benefit of or on behalf of the Parent or any of its Subsidiaries (in each case in their capacity as such) has, in the past five years, taken any action that would cause any of the foregoing to be in violation in any material respect of any applicable Anti-Corruption Laws. Parent and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to promote and achieve compliance with all applicable Anti-Corruption Laws and regulations. There are no pending or, to Parent’s Knowledge, threatened claims, charges, investigations, violations, settlements, civil or criminal enforcement actions, lawsuits, or other court actions against Parent or any of its Subsidiaries with respect to any Anti-Corruption Laws. Parent or any of its Subsidiaries have never received an allegation, whistleblower complaint, or conducted any investigation regarding Anti-Corruption Laws.

4.17   Compliance with Customs & Trade Laws and Sanctions.

(a)  For the applicable statute of limitations period, Parent and its Subsidiaries and their respective directors and officers, and, to the Knowledge of Parent, employees and agents have been in compliance in all material respects with Customs & Trade Laws and Sanctions.

(b)  Neither Parent, nor any of its shareholders, directors (supervisory or management), officers, members, employees or agents is, or has been, in the applicable statute of limitations period, a Sanctioned Person.

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(c)  Since January 1, 2023, Parent and its Subsidiaries have obtained all required import and export licenses and all other necessary consents, notices, waivers, approvals, orders, authorizations, and declarations, and completed all necessary registrations and filings, required under applicable Customs & Trade Laws or Sanctions, except where the failure to obtain any such license, consent, notice, waiver, approval, order, authorization or declaration or to complete any such registration or filing has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.

4.18   Regulatory Matters.

(a)  From January 1, 2020 through March 21, 2025, and, to the Knowledge of Seller, from March 21, 2025 through the date of this Agreement, Parent and its Subsidiaries: (i) have at all times operated, and are operating, in material compliance with applicable Anti-Money Laundering Laws; (ii) have implemented and maintained anti-money laundering policies and procedures that meet the requirements of the applicable Anti-Money Laundering Laws; (iii) have not received any written notice or communication from any Governmental Authority to the effect that such anti-money laundering program has been deemed ineffective or noncompliant or that such program has violated any of the Anti-Money Laundering Laws in any material respect; and (iv) have not engaged in any transaction in violation of prohibitions on money laundering or terrorist financing. There are no pending or, to the Knowledge of Seller, threatened claims, charges, investigations, violations, settlements, civil or criminal enforcement actions, lawsuits, or other court actions against Parent and its Subsidiaries with respect to applicable Anti-Money Laundering Laws, nor is there any known basis therefor. Parent and its Subsidiaries have never received an allegation, whistleblower complaint, or conducted any investigation regarding Anti-Money Laundering Laws. For the avoidance of doubt, any fact, circumstance or event occurring during the period from March 21, 2025 through the date of this Agreement that is, or was, within the Knowledge of Seller shall not constitute, or be taken into account in determining whether there has been, a breach of this Section 4.18(a).

(b)  Section 4.18(b) of the Parent Disclosure Letter sets forth, as of the date hereof, (i) each jurisdiction in which Parent or its Subsidiaries holds any Governmental Authorizations that are material to the Parent or its Subsidiaries, taken as a whole (“Parent Material Governmental Authorizations”), and (ii) each jurisdiction in which Parent or its Subsidiaries have applications pending for any Governmental Authorizations that are material to Parent or its Subsidiaries, taken as a whole (“Parent Governmental Applications”). Except as has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect, from January 1, 2020 through March 21, 2025, and, to the Knowledge of Seller, from March 21, 2025 through the date of this Agreement, the operations of Parent and its Subsidiaries are and have been conducted in all material respects in compliance with all Parent Material Governmental Authorizations. All Parent Material Governmental Authorizations are in full force and effect, and between January 1, 2023 and March 21, 2025, and, to the Knowledge of Seller, from March 21, 2025 through the date of this Agreement, neither Parent nor any of its Subsidiaries has received written, or to the knowledge of Parent, oral notice or communications from any Governmental Authority regarding: (i) any violation of or failure to comply with any term or requirement of any Parent Material Governmental Authorization or (ii) any revocation, withdrawal, suspension, cancellation, termination or modification of any Parent Material Governmental Authorization. For the avoidance of doubt, any fact, circumstance or event occurring during the period from March 21, 2025 through the date of this Agreement that is, or was, within the Knowledge of Seller shall not constitute, or be taken into account in determining whether there has been, a breach of this Section 4.18(b).

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4.19   No Other Representations or Warranties. Except for the express representations and warranties made by Parent and Buyer in this Article IV or in any certificate delivered pursuant to this Agreement, none of Parent, Buyer or any other Person makes or has made to the Company, any representation or warranty, expressed or implied, at law or in equity, with respect to, or on behalf of Parent, Buyer or their respective Subsidiaries, their businesses, operations, assets, liabilities, financial condition or results of operations. None of Parent, Buyer nor any other Person makes or has made to Seller, any representation or warranty, expressed or implied, at law or in equity, with respect to the future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) of Parent or Buyer or the accuracy or completeness of any information regarding Parent or its Subsidiaries (including Buyer) or any other matter furnished or provided to the Company or made available to the Company in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the Transaction. Except for the express representations and warranties made by Parent and Buyer in this Article IV, Parent and Buyer disclaim any other representations or warranties, whether made by Parent and Buyer for any of their respective Subsidiaries or any of their respective Affiliates or representatives. Each of Parent and Buyer acknowledges and agrees that, (a) except for the representations and warranties made by the Company and Seller in Article III (as qualified by the applicable items disclosed in the Company and Seller Disclosure Letter in accordance with the introduction to Article III) or in any certificate delivered pursuant to this Agreement, neither Seller nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of the Company Group, or their respective businesses, operations, assets, liabilities, financial condition or results of operations and (b) neither Seller nor any other Person is making or has made any representation or warranty, expressed or implied, at law or in equity, with respect to the future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) of the Company Group or the accuracy or completeness of any information regarding the Company Group or any other matter furnished or provided to Parent or made available to Parent in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the Transaction. Each of Parent and Buyer specifically disclaims that it is relying upon or has relied upon any other representations or warranties that may have been made by any Person and acknowledges and agrees that the Company and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.

ARTICLE V

COVENANTS OF THE COMPANY

5.1    Affirmative Obligations.

(a)  Except (i) as expressly contemplated by this Agreement; (ii) as set forth in Section 5.1 of the Company and Seller Disclosure Letter; (iii) as required by applicable Law or Order; or (iv) as approved by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, Seller shall cause the Company to, and the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to conduct its business in the ordinary course of business and preserve intact in all material respects its current business operations, organization, ongoing businesses, licenses, permits, business

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relationships and goodwill with third parties, including vendors, suppliers, customers, partners and Governmental Authorities.

(b)  It is agreed that no action or failure to act by the Company (or any of its Subsidiaries) with respect to any matters specifically addressed by any provision of Section 5.2 shall be deemed a breach of this Section 5.1.

5.2    Company Forbearance Covenants. Except (i) as expressly contemplated by this Agreement, (ii) as set forth in Section 5.2 of the Company and Seller Disclosure Letter, (iii) as required by applicable Law or Order or (iv) as approved by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company shall not and shall cause its Subsidiaries not to, and Seller shall cause the Company and its Subsidiaries not to:

(a)  amend the Organizational Documents of the Company Group;

(b)  propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(c)  issue, sell or deliver, or agree or commit to issue, sell or deliver, any of the Company Securities or securities of any of the Subsidiaries of the Company;

(d)  except for transactions solely among the Company and its Subsidiaries or solely among the Company’s Subsidiaries, directly or indirectly, reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, any of its capital stock or other equity or voting interest;

(e)  (A) declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock or other equity or voting interest, except for cash dividends made by any direct or indirect wholly owned Subsidiary of the Company to the Company or one of its other wholly owned Subsidiaries; or (B) pledge or encumber (other than Permitted Liens not securing Indebtedness for borrowed money) any shares of its capital stock or other equity or voting interest;

(f)  (A) incur, assume or suffer any indebtedness for borrowed money or issue any debt securities, except, in each case, for (1) trade payables incurred in the ordinary course of business; (2) loans or advances to direct or indirect wholly owned Subsidiaries of the Company; (3) short-term debt incurred to fund operations of the business in the ordinary course of business in an amount not in excess of $500,000 per calendar month; and (4) obligations incurred pursuant to business credit cards in the ordinary course of business; (B) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except with respect to obligations of direct or indirect wholly owned Subsidiaries of the Company; (C) make any loans, advances or capital contributions to, or investments in, any other Person, except for (1) extensions of credit to customers; (2) advances to directors, officers and other employees; (3) loans or advances between wholly owned Subsidiaries of the Company or between the Company and its Subsidiaries; and (4) capital contributions in or to wholly owned Subsidiaries of the Company, in each case of clauses (1) through (4), in the ordinary course of business; or (D) mortgage or pledge

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any material assets, tangible or intangible, or create or suffer to exist any lien thereupon, except for any Permitted Liens;

(g)  except as required by applicable Law or pursuant to the terms of any Employee Plan or Collective Bargaining Agreement, or any Contract, in accordance with its terms as in effect on the date of this Agreement, (A) enter into, adopt, amend or modify in any material respect or terminate any Employee Plan, other than in connection with routine, immaterial or ministerial amendments to health and welfare plans that do not materially increase benefits or result in a material increase in administrative costs; (B) increase the compensation or benefits of any current or former director, executive officer or employee of the Company Group or pay any amount or provide any benefit not provided under any Employee Plan in accordance with its terms as in effect as of the date of this Agreement, except for employees or other service providers who are not officers, increases in annual salary or wage rate in the ordinary course of business consistent with past practice that do not exceed 5% individually or in the aggregate; (C) grant or pay (or promise to grant or pay) any bonus or other incentive compensation, severance, retention, transaction, change of control, deferred compensation or similar payment or benefit to any current or former director, officer, employee or individual independent contractor of the Company Group; (D) take any action to accelerate the vesting, lapsing of restrictions or any payment or benefit, or the funding of any payment or benefit, payable or to become payable to any current or former director, officer, employee or individual independent contractor of the Company Group; or (E) hire or engage or terminate (other than for cause) any director, officer, employee or individual independent contractor with an annual total compensation in excess of $150,000.

(h)  waive, release or amend any material restrictive covenant obligation of any current or former employee, independent contractor, officer or director of the Company Group;

(i)  settle any pending or threatened Legal Proceeding;

(j)  materially change the Company’s or its Subsidiaries’ methods, principles or practices of financial accounting or annual accounting period, except as required by applicable accounting rules (or any interpretation thereof) or by any Governmental Authority;

(k)  incur or commit to incur any capital expenditures greater than $1,000,000 in the aggregate;

(l)  assign, transfer, cancel, expressly waive any right under or materially modify, amend or terminate any Company Material Contract (other than renewals, extensions or terminations in the ordinary course);

(m)  enter into any agreement to purchase or sell any interest in real property, grant any security interest in any real property, enter into any lease, sublease, license or other occupancy agreement with respect to any real property or alter, amend, modify or exercise any extension or expansion rights under any Company Leases (except for month-to-month expirations and renewals in the ordinary course);

(n)  terminate, allow to lapse or otherwise fail to keep in effect material insurance policies in a manner inconsistent with past practice or customs in the industries in which the Company Group conducts business, except, in each case, for any such termination pursuant to the terms of such policy;

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(o)  effectuate a “mass layoff” or “plant closing” that would trigger notice obligations under WARN;

(p)  (A) modify, renew, extend, or enter into any Collective Bargaining Agreement, or (B) recognize or certify any labor union, labor organization, works council, or group of employees of the Company Group as the new bargaining representative for any employees of the Company Group;

(q)  acquire (by merger, consolidation or acquisition of stock or assets) any other Person or any material equity interest therein, other than acquisitions of assets acquired from vendors or suppliers in the ordinary course of business;

(r)  sell, assign, license, lease, transfer, abandon or otherwise dispose of, or create any lien on (other than any Permitted Lien), or otherwise dispose of, any of the Company’s or its Subsidiaries’ tangible assets, other than such sales, assignments, licenses, leases, transfers, liens or other dispositions that are in the ordinary course of business;

(s)  (A) sell, license or transfer any material Company Intellectual Property to any Person, other than non-exclusive licenses granted in the ordinary course of business or pursuant to any Standard Outbound License; or (B) abandon, withdraw, dispose of, intentionally permit to lapse or fail to preserve any material Company Intellectual Property that is Registered Intellectual Property, other than due to the expiration or termination of any such Intellectual Property Rights at the end of its natural term; or

(t)  agree, resolve or commit to take any of the actions prohibited by this Section 5.2.

5.3    No Solicitation.

(a)  No Solicitation or Negotiation. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, Seller shall cause the Company not to, and the Company Group shall not, and shall cause their respective directors (with respect to the Subsidiaries, excluding any statutory or other third party directors) and officers not to, and shall not authorize or knowingly permit any of the Company’s other applicable Representatives to, directly or indirectly: (i) solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or offer that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; (ii) furnish to any third Person (other than Parent or Buyer or any designees or Representatives of Parent or Buyer) any non-public information relating to the Company Group or afford to any third Person (other than Parent, Buyer, or any designees or Representatives of Parent or Buyer) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company Group, in any such case to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal or the making of any Acquisition Inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate or engage in discussions, correspondence or negotiations with any third Person or its Representatives with respect to an Acquisition Proposal by such Person (or the making of any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal by such Person), in each case other than informing such Persons of the existence of the provisions contained in this Section 5.3, or to the extent necessary to

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clarify the terms of the Acquisition Proposal; or (iv) enter into any binding or non-binding letter of intent, memorandum of understanding, merger agreement, acquisition agreement or any Contract relating to an Acquisition Transaction. The Company shall, and Seller shall cause the Company to, promptly following the execution of this Agreement (x) cease and cause each of the Company Group’s directors and officers to cease, and use reasonable best efforts to cause its other applicable Representatives to cease, any solicitations, discussions, correspondence or negotiations with any third Person or its Representatives (other than the Parties and their respective Representatives) in connection with an Acquisition Proposal by such Person (or proposal that would reasonably be expected to lead to an Acquisition Proposal by such Person), and (y) terminate all access of any third Person (other than the Parties and their respective Representatives) to any electronic or physical data room (or other diligence access) maintained by the Company with respect to the Transaction.

(b)  Notice. The Company or Seller shall as promptly as reasonably practicable (and, in any event, within 48 hours from the receipt thereof) notify Parent if an Acquisition Proposal, or any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal, or any Acquisition Inquiry, is received by the Company or Seller or, to the Knowledge of the Company (which for purposes of this Section 5.3 will be deemed to include the knowledge of each of the Company’s directors and officers), by any of its Subsidiaries or any of their Representatives. Such notice must include (i) the identity of the Person or Group making such Acquisition Proposal and, if in writing, a copy thereof, (ii) a summary of the other material terms and conditions of such proposals or offers, and (iii) a copy of any such proposal or offer and copies of all material agreements relating to such proposal or offer.

5.4    No Control of the Other Party’s Business. The Company acknowledges and agrees that the restrictions set forth in this Agreement are not intended to give Parent or Buyer, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing, each of Parent, Buyer, and the Company shall exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

5.5    Seller Reorganization. Notwithstanding anything to the contrary in this Agreement, Seller may, at any time prior to the Closing, transfer all of the Company Shares to a wholly owned Subsidiary of Seller without the consent of Buyer, and such Subsidiary shall be deemed to be Seller for all purposes of this Agreement; provided, that (a) such Subsidiary shall have executed and delivered to Buyer a joinder agreement, in form and substance reasonably acceptable to Buyer, pursuant to which such Subsidiary agrees to be bound by, and assume, all of the obligations and liabilities of Seller under this Agreement, and (b) Seller shall not be released from, and shall remain fully liable for, all obligations and liabilities of Seller under this Agreement and the Restrictive Covenant Agreement.

ARTICLE VI

COVENANTS OF PARENT

6.1    Affirmative Obligations.

(a)  Except: (i) as expressly contemplated by this Agreement; (ii) as set forth in Section 6.1 of the Parent Disclosure Letter; (iii) as required by applicable Law or Order; or (iv) as approved by the Company in writing (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to

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occur of the termination of this Agreement pursuant to Article IX and the Closing, Parent and Buyer shall, and Parent shall cause its Subsidiaries to, use reasonable best efforts to conduct its business in the ordinary course of business and preserve intact in all material respects its current business operations, organization, ongoing businesses, licenses, permits, business relationships and goodwill with third parties, including vendors, suppliers, customers, partners and Governmental Authorities.

(b)  It is agreed that no action or failure to act by Parent (or any of its Subsidiaries) with respect to any matters specifically addressed by any provision of Section 6.2 shall be deemed a breach of this Section 6.1.

6.2    Parent Forbearance Covenants. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 6.2 of the Parent Disclosure Letter, (c) as required by applicable Law or Order, or (d) as approved or requested by the Company in writing (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and Closing, Parent shall not, and shall not permit any of its Subsidiaries, to:

(i)  amend the Organizational Documents of Parent or any of its Subsidiaries;

(ii)  propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(iii)  issue, sell or deliver, or agree or commit to issue, sell or deliver, any securities of Parent or any of its Subsidiaries, except: (A) in accordance with the terms of the agreements underlying the Parent Warrants; (B) as required under the terms of any agreements as in effect on the date of this Agreement, including any offer letters, employment agreements or award agreements, the Parent Outside Director Compensation Program, or upon the settlement of Parent RSUs or Parent PSUs in accordance with their terms as in effect on the date of this Agreement in accordance with the applicable terms; (C) for the issuance, delivery or sale of (or agreement to issue, sell or deliver) equity securities by any Subsidiary of Parent to Parent; or (D) in conjunction with ordinary course new hires, promotions, annual salary increases and bonuses, changes in job position or status of any director, officer, or employee who is not a member of the Executive Group or otherwise in the ordinary course of business;

(iv)  except for transactions solely among Parent and its Subsidiaries or solely among Parent’s Subsidiaries, directly or indirectly, reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, any of its capital stock or other equity or voting interest, other than (A) with respect to the Parent Warrants; (B) the withholding or sale of shares of Parent Capital Stock to satisfy Tax obligations incurred in connection with the settlement of Parent RSUs or Parent PSUs in accordance with their terms as in effect on the date of this Agreement; or (C) the acquisition by Parent of Parent RSUs or Parent PSUs in connection with the forfeiture of such awards in accordance with their terms as in effect on the date of this Agreement;

(v)  (A) declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock or other equity or voting interest, except for cash dividends made by any direct or indirect wholly owned Subsidiary of Parent to Parent or one of its other wholly owned Subsidiaries or (B) pledge or encumber (other than Permitted Liens not securing Indebtedness) any shares of its capital stock or other equity or voting interests;

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(vi)  acquire (by merger, consolidation or acquisition of stock or assets) any other Person or any material equity interest therein, other than acquisitions of assets acquired from vendors or suppliers in the ordinary course of business; or

(vii)  agree, resolve or commit to take any of the actions prohibited by this Section 6.2.

6.3    Parent Capital Stock. Parent acknowledges and agrees that Parent shall at all times prior to the Closing maintain sufficient authorized and unissued shares of Parent Class A Common Stock to permit the issuance of the Parent Class A Common Stock required to be issued as Consideration at the Closing.

6.4    Parent Board Recommendation.

(a)  No Change in Parent Board Recommendation or Entry into an Alternative Acquisition Agreement. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, except as expressly permitted by Section 6.4(b), the Parent Board (or a committee thereof) shall not (i) withhold, withdraw, amend or modify, or publicly propose to withhold, withdraw, amend or modify, the Parent Board Recommendation, (ii) recommend (or publicly propose to recommend) to the Parent Stockholders a Parent Acquisition Proposal or (iii) fail to include the Parent Board Recommendation in the Proxy Statement (any action described in clauses (i) through (iii), a “Parent Board Recommendation Change”).

(b)  Parent Board Recommendation Change. Notwithstanding anything to the contrary in Section 6.4(a), at any time prior to Parent’s receipt of the Required Parent Stockholder Approval and subject to Section 9.2(b)(ii):

(i)  the Parent Board (or a committee thereof) may effect a Parent Board Recommendation Change in response to an Intervening Event if the Parent Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would reasonably be expected to violate its fiduciary duties under applicable Law; provided, that the Parent Board (or a committee thereof) shall not effect a Parent Board Recommendation Change unless:

(1)  Parent has provided prior written notice to the Company no later than 10 Business Days following the determination by the Parent Board (or a committee thereof) that an Intervening Event has occurred and at least 4 Business Days in advance of the date that the Parent Board (or a committee thereof) intends to effect a Parent Board Recommendation Change, and in any event no later than one Business Day prior to the date of the Parent Stockholder Meeting, which notice shall specify the basis for such Parent Board Recommendation Change, including a reasonably detailed description of the facts and circumstances relating to such Intervening Event;

(2)  prior to effecting such Parent Board Recommendation Change, during such 4-Business Day period, Parent has negotiated with the Company and its Representatives in good faith (to the extent that the Company requested to do so) regarding any proposal by the Company to adjust the terms and conditions of this Agreement in response to such Intervening Event, and the Company does not make a binding proposal to Parent Board (or a committee thereof) to amend or modify the terms

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and conditions of this Agreement in such a manner that the Parent Board (or a committee thereof) no longer determines in good faith that the failure to make a Parent Board Recommendation Change in response to such Intervening Event would reasonably be expected to violate its fiduciary duties under applicable Law; and;

(ii)  if Parent has received a bona fide written Parent Acquisition Proposal that the Parent Board (or a committee thereof) has determined in good faith (after consultation with its outside legal counsel and independent financial advisor) constitutes a Parent Superior Proposal, then the Parent Board (or a committee thereof) may effect a Parent Board Recommendation Change with respect to such Parent Acquisition Proposal; provided, that, the Parent Board (or a committee thereof) shall not take any such action unless:

(1)  the Parent Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel and independent financial advisor) that the failure to do so would violate its fiduciary duties under applicable Law;

(2)  (A) Parent has provided prior written notice to the Company not less than 4 Business Days in advance (the “Notice Period”) to the effect that the Parent Board (or a committee thereof) intends to take the actions described in the first paragraph of this Section 6.4(b) absent a revision to the terms and conditions of this Agreement that would result in such Parent Acquisition Proposal no longer constituting a Parent Superior Proposal, which notice will include the identity of the Person or Group making such Acquisition Proposal and copies of such Parent Acquisition Proposal and all relevant agreements relating to such Acquisition Proposal and (B) during the Notice Period, Parent has negotiated with the Company and its Representatives in good faith and acting reasonably (to the extent that the Company requested to do so) regarding any proposal by the Company to adjust the terms and conditions of this Agreement in response to such Parent Superior Proposal; and

(3)  following such Notice Period, the Parent Board (or a committee thereof) (after consultation with its outside legal counsel and independent financial advisor and taking into account the Company’s proposed revisions to the terms and conditions of this Agreement and any other information provided by the Company) shall have determined that the failure of the Parent Board (or a committee thereof) to make a Parent Board Recommendation Change would reasonably be expected to violate its fiduciary duties under applicable Law; provided, that each time material modifications to the terms of a Parent Acquisition Proposal determined to be a Parent Superior Proposal are made (it being understood that any improvement to the financial terms of such proposal shall be deemed to be a material modification), Parent shall notify the Company of such modification and the Notice Period shall recommence for a period equal to the greater of the remaining term of the initial Notice Period and 2 Business Days from the day of such notification.

(c)  Notice. Parent shall as promptly as reasonably practicable (and, in any event, within 48 hours from the receipt thereof) notify the Company if a Parent Acquisition Proposal, or any proposal or offer that would reasonably be expected to lead to a Parent Acquisition Proposal, is received by Parent or, to the knowledge of any member of the Parent Board, any Representative thereof. Such notice must include (i) the identity of the Person or Group making such Parent

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Acquisition Proposal, (ii) a summary of the material terms and conditions of such proposals or offers, and (iii) a copy of any such proposal or offer and copies of all material agreements relating to such proposal or offer (and if such proposal or offer was made orally, a reasonably detailed written summary of such communication). Thereafter, Parent shall keep the Company fully informed, on a prompt basis, of the status and material terms of any such proposals or offers (including any amendments or other modifications thereto).

6.5    Seller Loan Amount. At the Closing, Seller shall deliver to Parent documentation reasonably satisfactory to Parent evidencing the Seller Loan Amount and, following the receipt of such documentation, Parent shall pay, or cause to be paid, to Seller an amount in cash equal to the Seller Loan Amount; provided, that (a) Parent shall in no event be required to pay any Seller Loan Amount in excess of an amount equal to (i) $500,000 multiplied by (ii) the aggregate number of calendar months (including a prorated portion for any incomplete months) between the date of this Agreement and the Closing Date and (b) any Seller Loan Amount in excess of the amount described in clause (a) shall be forgiven by Seller.

6.6    No Control of the Other Party’s Business. Parent acknowledges and agrees that the restrictions set forth in this Agreement are not intended to give Parent or Buyer, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing, each of Parent, Buyer, and the Company shall exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VII

ADDITIONAL COVENANTS

7.1    Efforts. Upon the terms, and subject to the conditions set forth in this Agreement (including this Section 7.1), the Company shall (and shall cause its Subsidiaries to), and Seller shall cause the Company and its Subsidiaries to, on the one hand, and Parent shall (and shall cause its Subsidiaries (including Buyer) to), on the other hand, use their respective reasonable best efforts: (a) to take (or cause to be taken) all actions; (b) do (or cause to be done) all things; and (c) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Transaction, including by (i)(A) obtaining all consents, waivers, approvals, Orders and authorizations from Governmental Authorities, including pursuant to all applicable Antitrust Laws and Financial Regulatory Laws that are necessary or advisable to consummate the Transaction; (B) making all registrations, declarations and filings with Governmental Authorities, including pursuant to all applicable Antitrust Laws and Financial Regulatory Laws, in each case that are necessary or advisable to consummate the Transaction; and (C) obtaining, in consultation with the other Party, all consents, waivers and approvals and delivering all notifications pursuant to any Company Material Contracts listed on Section 3.4(b) of the Company and Seller Disclosure Letter or contract of Parent or any of its Subsidiaries listed on Section 4.3(b) of the Parent Disclosure Letter.

7.2    Regulatory Matters.

(a)  Regulatory Filings. Each of the Company (and its Affiliates, if applicable) and Seller, on the one hand, and Parent and Buyer (and their respective Affiliates, if applicable), on the other hand, shall, to the extent required, promptly (and, (i) in any case, unless otherwise agreed by the

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Company, Seller and Parent acting reasonably as set forth in Section 8.1(d) in the case of Financial Regulatory Law filings, (ii) as promptly as practicable following a determination by Parent and the Company that a filing is required under the HSR Act and (iii) as soon as reasonably practicable after the date of this Agreement in the case of all other filings or submissions or, in any case, within such shorter time periods as may be required pursuant to applicable Law), file such applications, notification filings, forms and submissions, including any draft notifications in jurisdictions requiring pre-notification, with any Governmental Authority as are required to obtain any other Regulatory Approvals. Without limiting the foregoing, each of the Company (and its Affiliates, if applicable) and Seller, on the one hand, and Parent and Buyer (and their respective Affiliates, if applicable), on the other hand, shall promptly inform the other of any communication from any Governmental Authority regarding the Transaction in connection with such filings. Without limitation to Section 7.2(c), if any Party or Affiliate thereof receives any comments or a request for additional information or documentary material from any Governmental Authority with respect to the Transaction, then such Party shall make (or cause to be made), as promptly as practicable and after consultation with the other Parties, an appropriate response to such request.

(b)  Each of the Company (and its Affiliates, if applicable) and Parent and Buyer shall (i) cooperate and coordinate (and shall cause their respective Affiliates to cooperate and coordinate) with the other in the making of such filings or submissions; (ii) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings or submissions; (iii) supply (or cause to be supplied) any additional information that may be required or requested by the applicable Governmental Authorities in connection with making such filings or submissions and obtaining the Regulatory Approvals; and (iv) use (and cause their respective Affiliates to use) reasonable best efforts to take all actions required, proper or advisable to obtain the Regulatory Approvals, in each case promptly and in any event prior to the Termination Date and to avoid any action, Legal Proceeding, Order or other determination by any Governmental Authority under any Financial Regulatory Laws or to obtain any other Regulatory Approval. Notwithstanding the foregoing, any confidential or personal information of Seller may be delivered through Seller’s counsel directly to any applicable regulators. Neither the Company nor any Subsidiary of the Company may, unless expressly provided for under this Agreement, without the consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), (A) cause any such filing or submission applicable to it to be withdrawn or refiled for any reason, including to provide the applicable Governmental Authority with additional time to review any part of the Transaction, or (B) consent to any voluntary extension of any statutory deadline or waiting period or to any voluntary delay of the consummation of the Transaction.

(c)  Cooperation. In furtherance and not in limitation of the foregoing, Parent, Buyer and the Company shall (and shall cause their respective Affiliates to), subject to any restrictions under applicable Laws or by any Governmental Authority, (i) promptly notify the other Parties of, and, if in writing, furnish the others with copies of (or, in the case of oral communications, advise the others of the contents of) any material communication received by such Person from a Governmental Authority in connection with the Transaction and permit the other Parties to review and discuss in advance (and to consider in good faith any comments made by the other Parties in relation to) any proposed draft notifications, formal notifications, filing, submission or other written communication (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Transaction to a Governmental Authority; (ii) keep the other Parties informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Transaction and any material developments, meetings or discussions

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with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver, (B) the expiration of any waiting period, (C) the commencement or proposed or threatened commencement of any Legal Proceeding in connection with the receipt of the Regulatory Approvals, and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Transaction; and (iii) not participate in any meeting, hearing, proceeding or discussions (whether in person, by telephone or otherwise) with or before any Governmental Authority in respect of the Transaction without giving the other Parties reasonable prior notice of such meeting, hearing, proceeding or discussion and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. However, each of Parent, Buyer and the Company may designate any non-public or competitively sensitive information (including Trade Secrets) provided to any Governmental Authority as restricted to “outside counsel only” and any such information shall not be shared with employees, officers or directors or their equivalents of the Company without approval of Parent if Parent is providing the non-public or competitively sensitive information, or of Parent or Buyer if the Company is providing such information; provided, that each of Parent, Buyer or the Company may redact any valuation and related information before sharing any information provided to any Governmental Authority with another Party on an “outside counsel only” basis, and that Parent, Buyer and the Company shall not in any event be required to share information that is entitled to legal privilege with the other Parties, even on an “outside counsel” only basis, where this would reasonably be expected to cause such information to cease to be entitled to legal privilege.

(d)  Strategy. Without limiting or otherwise modifying any of its obligations set forth elsewhere in this Section 7.2, except as otherwise expressly provided herein, the Company and Parent shall jointly determine the strategy to be pursued for obtaining and jointly lead the effort to obtain all necessary actions, nonactions, consents and clearances from Governmental Authorities in connection with the Transaction, and each Party shall use its reasonable best efforts to cooperate with each other Party in connection therewith.

(e)  Legal Proceedings. In complying with this Section 7.2, it is understood that Parent is not required to (i) oppose, through and including litigation on the merits (and any appeals with respect thereto), any claim asserted in court or other forum by any person or Governmental Authority in order to avoid entry of, or to have vacated or terminated, any decree, order or judgment (whether temporary, preliminary or permanent) that would restrain or prevent the Closing by the Termination Date or (ii) proffer, make proposals, apply for, negotiate, execute, carry out or submit to agreements or Orders providing for (A) the sale, transfer, license, divestiture, abandonment, encumbrance or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets, categories of assets, license, including any money transmission license, rights, products, operations or categories of operations of Parent, the Company or any of their respective Affiliates, (B) the discontinuation of any product or service of Parent, the Company or any of their respective Affiliates, (C) the licensing or provision of any technology, software or other Intellectual Property Rights of Parent, the Company or any of their respective Affiliates to any Person, (D) the imposition of any limitation or regulation on the ability of Parent or any of its Affiliates to freely conduct their business or own their assets, (E) the holding separate of the Company Shares or any limitation or regulation on the ability of Parent or any of its Affiliates to exercise full rights of ownership of the Company Shares, or (F) terminating, modifying or assigning existing relationships, joint ventures, Contracts, or obligations of Parent or Buyer (or their respective Affiliates, if applicable), on the one hand, or the Company and its Subsidiaries, on the other hand, or (G) any actions that are not conditioned on the occurrence of the Closing; provided, however, that notwithstanding the foregoing, Parent shall be required to take (or cause to be taken) any action described

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in clauses (A) through (F) to the extent that (1) such action would not reasonably be expected to be material and adverse to the business, operations or financial condition of any of (x) the Company Group or (y) Parent, Buyer, and their respective Subsidiaries, and (2) such action is expressly conditioned upon the occurrence of the Closing.

(f)  Financial Regulatory Law Requirements. Notwithstanding any other provision of this Section 7.2, within 20 Business Days after the execution of this Agreement, the Parties shall provide to the applicable regulator(s) of money transmission, stored value, payment instruments, virtual currency (or similar) services (which, for the avoidance of doubt, shall include the New York State Department of Financial Services with respect to a virtual currency business activity license) (“Money Services Regulator”) in any jurisdiction in which Parent or its Subsidiaries is registered or has applied to be registered as a provider of money transmission, virtual currency, or similar services (“Registered Entity”), a joint signed writing, from or on behalf of the applicable Registered Entity and the Company informing such Money Services Regulator that the Parties have entered into this Agreement, preliminarily describing the Transaction, and providing such other information as the Company, Seller, Buyer, and Parent may deem appropriate (each such writing, a “Money Services Letter”). The Company, Seller, Buyer, and Parent agree to sign each Money Services Letter submitted to each applicable Money Services Regulator. In the event any Money Services Regulator requires or requests an application for approval with respect to a change in control of Parent and its Subsidiaries (and, as necessary, a change in control of the Company, Buyer, or any of its respective Affiliates or Subsidiaries) (“Money Services Application”), the Company, Seller, Buyer, or Parent (as required by Law) shall cooperate to assemble and provide each such Money Services Application to the appropriate Money Services Regulator.

7.3    Proxy Statement.

(a)  Preparation. Following the execution of this Agreement, Parent will prepare (with the Company’s reasonable cooperation) and, shall use commercially reasonable efforts to, as promptly as reasonably practicable after the execution of this Agreement (and in any event, no later than 15 Business Days after the execution of this Agreement), file with the SEC a preliminary proxy statement to be sent to the Parent Stockholders in connection with the Parent Stockholder Meeting (the proxy statement, including any amendments or supplements, the “Proxy Statement”); provided, that, for the avoidance of doubt, Parent’s obligation with respect to the Proxy Statement shall be conditioned, in all respects, on the Company Group’s timely delivery to Parent of all such documents, information or materials, including but not limited to financial statements, necessary for Parent to prepare the Proxy Statement. Parent will (i) include the Parent Board Recommendation in the Proxy Statement; and (ii) use appropriate efforts to solicit proxies to obtain the Required Parent Stockholder Approval. Promptly following the earlier of (A) confirmation by the SEC that it has no further comments and (B) expiration of the 10-day waiting period contemplated by Rule 14a-6(a) promulgated under the Exchange Act without comment from the SEC (such earlier date, the “Proxy Statement Clearance Date”), Parent will cause the Proxy Statement in definitive form to be sent to Parent Stockholders.

(b)  Assistance. The Company and Seller will furnish all information concerning such Person and its Affiliates to Parent and Buyer, and provide such other assistance, as may be reasonably requested by Parent or Buyer to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement and the resolution of any comments to the Proxy Statement received from the SEC.

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(c)  Other Required Parent Filings. If Parent or Buyer determines that it is required to file any document with the SEC as a result of the Transaction or the Parent Stockholder Meeting pursuant to applicable Law (an “Other Required Parent Filing”), then Parent and Buyer will use their respective reasonable best efforts to promptly prepare and file such Other Required Parent Filing with the SEC. Parent and Buyer will use reasonable best efforts to cause any Other Required Parent Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NYSE.

(d)  Consultation Prior to Certain Communications. Parent, Buyer, and their Representatives, on the one hand, and the Company and Seller and their respective Representatives, on the other hand, may not communicate in writing with the SEC or its staff with respect to Proxy Statement without first providing the other Parties a reasonable opportunity to review and comment on such written communication, and each Party shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel that are timely received. None of Parent, the Company or any of their respective Representatives shall agree to participate in any material or substantive meeting or conference (including by telephone) with the SEC, or any member of the staff thereof, in respect of the Proxy Statement unless it consults with the other Parties in advance and, to the extent permitted by the SEC, allows the other Parties to participate.

(e)  Each of Parent and the Company shall use its reasonable best efforts to take any other action required to be taken by it under the Securities Act, the Exchange Act, the rules and policies of the NYSE and the DGCL.

7.4    Parent Stockholder Meeting.

(a)  Call of Parent Stockholder Meeting. Parent shall establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders as promptly as reasonably practicable after the Proxy Statement Clearance Date for the purpose of obtaining the Required Parent Stockholder Approval, and approval of such other proposals as the Parties mutually agree are necessary or advisable in connection with the Transaction (including any adjournment, postponement or other delay thereof, the “Parent Stockholder Meeting”). In furtherance of the foregoing, Parent shall conduct in a timely manner a “broker search” in accordance with Rule 14a-13 of the Exchange Act. Parent shall use its reasonable best efforts to solicit proxies to obtain the Required Parent Stockholder Approval. Parent shall permit the Company and its Representatives to attend the Parent Stockholder Meeting.

(b)  Adjournment of Parent Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, Parent will postpone or adjourn the Parent Stockholder Meeting to the extent necessary (i) to allow additional solicitation of votes in order to obtain the Required Parent Stockholder Approval; or (ii) if there are holders of an insufficient number of shares of the Parent Capital Stock present or represented by proxy at the Parent Stockholder Meeting to constitute a quorum at the Parent Stockholder Meeting; provided, however, Parent shall not be required to postpone or adjourn the Parent Stockholder Meeting for purposes of obtaining the Required Parent Stockholder Approval more than three (3) times within an aggregate period of not greater than 60 days following the original scheduled date of the Parent Stockholder Meeting.

7.5    Anti-Takeover Laws. Neither the Company nor Parent will take any action that would cause any restrictions on business combinations set forth in the Organizational Documents of Parent or

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the Company or any “takeover” Law to become applicable to this Agreement or the Transaction. Each of the Company, Parent and the Special Committee shall (a) take all reasonable actions within their power to ensure that no “anti-takeover” statute or similar statute or regulation or Organizational Documents of Parent or the Company provision is or becomes applicable to the Transaction; and (b) if any “anti-takeover” statute or similar statute or regulation or any related provision of the Organizational Documents of Parent or the Company becomes applicable to the Transaction, take all reasonable actions within their power to ensure that the Transaction may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation or related provision of the Organizational Documents of Parent or the Company on the Transaction.

7.6    Access. As necessary during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company Group shall afford Parent, Buyer and their respective Representatives reasonable access, consistent with applicable Law, during normal business hours, upon reasonable advance request, to its properties, books and records, Contracts and personnel (including employees and agents) solely to the extent necessary for the purpose of planning for the potential consummation of the Share Purchase and the operation of the Parties following the Closing. Any investigation conducted pursuant to the access contemplated by this Section 7.6 shall be conducted in a manner that (i) does not unreasonably interfere with the conduct of the business of the Company Group or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company Group of their normal duties or (ii) create a risk of damage or destruction to any property or assets of the Company Group. Any access to the properties of the Company Group (x) shall be subject to such reasonable safety and security measures and insurance requirements and the terms of any underlying lease thereof, and (y) shall not include any testing, sampling, monitoring or analysis of soil, groundwater, building materials, indoor or ambient air, or other environmental media without the written consent of the Company. Notwithstanding anything to the contrary in this Agreement, the Company may satisfy its covenants set forth in this Section 7.6 by electronic means if physical access is not reasonably feasible.

7.7    Public Statements and Disclosure. The initial press release with respect to the execution of this Agreement shall be a joint press release and be in the form previously agreed to by the Parties, and following such initial press releases, Parent and the Company shall consult with each other before issuing, and give each other the reasonable opportunity to review and comment upon (and consider in good faith any comments made by the other Parties in relation to), any press release or other public statements (or any statements that are reasonably likely to become public) with respect to the Transaction and shall not issue any such press release or make any such public statement prior to such consultation and without the prior written consent of (x) Parent in the case of any such press release or public statement by the Company (which consent shall not be unreasonably withheld or delayed) or (y) the Company in the case of any such press release or public statement by Parent or Buyer (which consent shall not be unreasonably withheld or delayed), except that no such consent shall be required for any such press release or public statement required by applicable Law, court process or by obligations pursuant to any rules of, or listing agreement with, any national securities exchange or national securities quotation system (and then only after as much advance notice to the other Parties and consultation as is feasible) if the applicable Party has provided a right to review such press release or public statement (to the extent permissible); provided, that neither Parent nor the Company shall be obligated to engage in such consultation with respect to communications (including communications directed to employees, suppliers, customers, partners, vendors or stockholders) that are consistent with

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public statements previously made in accordance with this Section 7.7 or any communications plan previously agreed to by the Company and Parent.

7.8    Transaction Litigation. Prior to the Closing, each Party will provide the other Party with prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep the other Party reasonably informed with respect to the status thereof. Notwithstanding anything to the contrary in Section 10.2, the notice contemplated by the prior sentence will only be delivered to counsel to such other Party and may be delivered by email.

7.9    Tax Matters.

(a)  Prior to the Closing Date, the Company shall elect, and shall cause each of its Subsidiaries that is a “foreign eligible entity” within the meaning of Treasury Regulations Section 301.7701-3 and is either directly held by the Company or held indirectly solely through other such “foreign eligible entities” (the “Eligible Subsidiaries”) to elect, on IRS Form 8832 to be classified for U.S. federal income tax purposes as a “partnership” or “disregarded as a separate entity”, as applicable (the “U.S. Entity Classification Election”). The U.S. Entity Classification Election shall be made effective at least one day prior to the Closing Date. As a result of the U.S. Entity Classification Election, the Share Purchase is intended to be treated as a purchase of the assets of the Company and the Eligible Subsidiaries and an assumption of the liabilities of the Company, together with a purchase of the stock of the Subsidiaries that are not Eligible Subsidiaries, in each case for U.S. federal income tax purposes (the “Intended Tax Treatment”). The Share Purchase shall be reported by the Parties for all Tax purposes in accordance with the Intended Tax Treatment, and no Party shall take any position inconsistent with the Intended Tax Treatment, unless otherwise required by a Governmental Authority as a result of a change in applicable Law after the date hereof or a “determination” within the meaning of Section 1313(a) of the Code. Other than as contemplated by this Agreement, the Parties covenant and agree that they will not take any actions before or after the Closing that would be reasonably expected to prevent the Share Purchase from qualifying for the Intended Tax Treatment. In the event that, following the date of this Agreement, one of the Parties reasonably determines that the U.S. Entity Classification Election with respect to an Eligible Subsidiary is expected to result in more than de minimis adverse Tax consequences to such Party, the Parties shall cooperate in good faith to structure the acquisition of such Eligible Subsidiary in a manner that results in a U.S. tax basis step-up (including through an election under Section 338(g) of the Code) without incurring such adverse Tax consequences. For the avoidance of doubt, Parent shall be permitted to make an election under Section 338(g) of the Code with respect to any Subsidiary of the Company which is not a U.S. person for U.S. federal tax purposes and for which a U.S. Entity Classification Election is not made.

(b)  Following the Closing Date, Buyer shall allocate the Consideration (and any Top-up Consideration), together with any other amounts treated for U.S. federal income tax purposes as consideration for the assets of the Company and its Subsidiaries, among the assets of the Company and its Subsidiaries in accordance with Sections 751, 755 and 1060 of the Code and the Treasury Regulations promulgated thereunder (the “Allocation”). Buyer shall provide a draft Allocation to Seller, and Seller shall have 30 days to review such draft Allocation and provide any reasonable comments to Buyer, which comments Buyer shall consider in good faith. The Allocation, as finally determined by Buyer, shall be final, conclusive and binding on the parties absent manifest error. Each of Buyer, the Company and Seller shall (and shall cause its respective Affiliates to and, in the case of Seller, direct all Company Beneficial Owners to) prepare and file its Tax Returns on a basis consistent

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with the Allocation and shall (and shall cause its respective Affiliates to) take no position inconsistent with the Allocation on any Tax Return, except to the extent as a result of a change in applicable Law after the date the Allocation is finally determined or a “determination” within the meaning of Section 1313(a) of the Code. If the Allocation is disputed by any Governmental Authority, the party receiving notice of the dispute shall promptly notify the other party hereto.

7.10   Employee Matters.

(a)  Parent agrees that each Employee at the Closing who continues to remain employed with the Company (a “Continuing Employee”) shall, during the period commencing at the Closing and ending on the first anniversary of the Closing, be provided with (i) base salary, base wage or base fee rate that is no less favorable than those provided to similarly situated employees of Parent and (ii) to the extent applicable, employee benefits (including severance benefits) on terms no less favorable than similarly situated Employees of Parent.

(b)  Parent shall, to the extent applicable, take commercially reasonable actions to (i) cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates to be waived with respect to the Continuing Employees and their eligible dependents, (ii) give each Continuing Employee credit for the plan year in which the Closing occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Closing for which payment has been made and (iii) give each Continuing Employee service credit for such Continuing Employee’s employment with the Company and its Subsidiaries for purposes of vesting, benefit accrual and eligibility to participate under each applicable Parent benefit plan, as if such service had been performed with Parent, except for benefit accrual under defined benefit pension plans, for purposes of qualifying for subsidized early retirement benefits or to the extent it would result in a duplication of benefits.

(c)  Nothing contained in this Agreement is intended to (i) be treated as an amendment of any particular Company Employee Plan, (ii) prevent Parent, Buyer or any of their Affiliates from amending or terminating any of their benefit plans in accordance their terms, (iii) prevent Parent, Buyer or any of their Affiliates, after the Closing, from terminating the employment of any Continuing Employee, or (iv) create any third-party beneficiary rights in any Employee, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment or benefits that may be provided to any Continuing Employee by Parent, Buyer or any of their Affiliates or under any Employee Plan which Parent, Buyer or any of their Affiliates may maintain.

7.11   Special Committee. For all purposes under this Agreement and the other agreements contemplated hereby, Parent and the Parent Board, as applicable, shall act only as directed by the Special Committee. Prior to the Closing (or, if earlier, the valid termination of this Agreement in accordance with Article IX), without the prior written consent of the Special Committee, (a) the Parent Board shall not dissolve or otherwise dismantle the Special Committee, or revoke or diminish the authority of the Special Committee, and (b) neither Parent, Buyer nor their respective Affiliates shall remove or cause the removal of any director of the Parent Board that is a member of the Special Committee either as a member of the Parent Board or such Special Committee other than for cause. For all purposes under this Agreement and the Related Agreements, the Parent and the Parent Board, as applicable, shall act, including with respect to the granting of any approval, consent, permission or waiver and the consideration or determination of, comment on, or consultation with respect to, any matter (and, in each case, phrases of like import), only as directed by the Special Committee.

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7.12   Indemnification Provisions. Parent and Buyer agree that, from and after the Closing, all rights to indemnification, advancement of expenses and exculpation by Seller, the Company and any of its Subsidiaries now existing in favor of each Person who is now, or has been at any time prior to the Closing Date, a director, manager or officer of the Company, as provided in the Organizational Documents of the Company, in each case as in effect on date hereof, or pursuant to any other agreements in effect on the date hereof and disclosed in Section 7.12 of the Company and Seller Disclosure Letter and made available to Parent, shall survive the Closing Date and shall continue in full force and effect in accordance with their respective terms.

7.13   Cooperation Agreement. The Parties agree that, effective as of, and conditioned upon, the Closing, the Cooperation Agreement shall automatically terminate in its entirety without any further action by any party thereto. From and after the Closing, no party to the Cooperation Agreement shall have any further rights or obligations thereunder, and the Cooperation Agreement shall be of no further force or effect.

7.14   Employment Agreement. Effective as of, and conditioned upon, Closing, the Employment Agreement, dated as of March 19, 2025, as amended and restated on November 14, 2025, by and between Parent and Seller (the “Seller Employment Agreement”) shall be amended and restated in its entirety, solely to the extent necessary to reflect the terms and conditions of this Agreement and Transaction.

7.15   Stock Exchange Listing.

(a)  Parent shall cause the shares of Parent Class A Common Stock to be issued in the Transaction to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Closing.

(b)  Parent shall ensure that Parent remains listed as a public company on, and for shares of Parent Class A Common Stock to be listed on, the NYSE.

7.16   Confirmatory Intellectual Property Assignment. Prior to Closing, the Company shall use commercially reasonable efforts to obtain a customary confirmatory assignment of Intellectual Property Rights in a form reasonably satisfactory to Parent from each Employee that developed, contributed to, modified, or improved Company Technology that is material and necessary for the conduct of the Company Group’s business as of the date of this Agreement and for whom a proprietary information and invention assignment agreement with the Company Group has not been made available to Parent.

ARTICLE VIII

CLOSING CONDITIONS

8.1    Each Party’s Conditions to Close. The obligations of the Parties to consummate the Closing are subject to the satisfaction at or prior to the Closing of each of the following conditions:

(a)  Governmental Approval. The waiting periods (and any extensions thereof), if any, applicable to the Transaction pursuant to the HSR Act will have expired or otherwise been terminated, and all requisite consents, approvals, and clearances (as applicable) pursuant to such Law will have been obtained.

(b)  Stockholder Approvals. Parent shall have received the Required Parent Stockholder Approval at the Parent Stockholder Meeting.

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(c)  No Prohibitive Laws or Injunctions. No Law or Order (whether temporary, preliminary or permanent) of any Governmental Authority of competent jurisdiction which has the effect of making the Transaction illegal or otherwise prohibiting, preventing, enjoining, restraining or impairing the consummation of the Transaction (such Law or Order, a “Restraint”) shall have been enacted, entered, promulgated or enforced and be continuing in effect.

(d)  Financial Regulatory Approvals. The Governmental Authorizations required under Financial Regulatory Laws for the licenses set forth on Schedule 8.1(d) shall have been obtained or delivered (the “Specified Financial Regulatory Authorizations”).

8.2    Additional Conditions to the Company and Seller’s Obligation to Close. The obligations of the Company and Seller to consummate the Closing are subject to the satisfaction (or waiver by Seller) at or prior to the Closing of each of the following conditions:

(a)  Parent and Buyer Representations and Warranties.

(i)   Other than the representations and warranties listed in Section 8.2(a)(ii), the representations and warranties of Parent and Buyer set forth in this Agreement shall have been true and correct (without giving effect to any materiality or Parent Material Adverse Effect or similar qualification contained therein) in all respects on the date they were made and shall be true and correct (without giving effect to any materiality or Parent Material Adverse Effect or similar qualification contained therein) in all respects on and as of the Closing Date as though such representations and warranties were made on and as of such date (other than the representations and warranties of Parent and Buyer made only as of a specified date, which shall be true and correct (without giving effect to any materiality or Parent Material Adverse Effect or similar qualification contained therein) in all respects as of such date), except where any failure of any such representations and warranties to be true and correct would not be a Parent Material Adverse Effect.

(ii)   The representations and warranties of Parent and Buyer set forth in Sections 4.1, 4.2, 4.3(a), 4.5, 4.7 and 4.18 shall have been true and correct (without giving effect to any materiality or Parent Material Adverse Effect or similar qualification contained therein) in all material respects on the date they were made and shall be true and correct (without giving effect to any materiality or Parent Material Adverse Effect or similar qualification contained therein) in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such date (other than the representations and warranties of Parent and Buyer made only as of a specified date, which shall be true and correct (without giving effect to any materiality or Parent Material Adverse Effect or similar qualification contained therein) in all material respects as of such date).

(b)  Parent and Buyer Covenants. Each of Parent and Buyer shall have performed and complied in all material respects with their covenants and obligations under this Agreement required to be performed and complied with by it prior to the Closing.

(a)  Registration Rights Agreement. The Registration Rights Agreement executed and delivered on the date of this Agreement shall be in full force and effect as of the Closing and shall not have been revoked, rescinded or otherwise repudiated by Parent.

(b)  Restrictive Covenant Agreement. The Restrictive Covenant Agreement executed and delivered on the date of this Agreement shall be in full force and effect as of the Closing and shall not have been revoked, rescinded or otherwise repudiated by Parent.

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(c)  Parent Material Adverse Effect. No Parent Material Adverse Effect shall have occurred or arisen after the date of this Agreement that is continuing.

(d)  Closing Deliverables. Prior to or concurrently with the Closing, Parent shall have delivered to the Company and Seller the following (which remain or will be in full force and effect as of the Closing, as applicable):

(i)   instrument of transfer in respect of the Consideration in favor of Seller, in form and substance acceptable to Seller (acting reasonably), duly executed by Parent in their capacity as transferor;

(ii)   the share certificates for the Consideration or book-entry notifications;

(iii)   a certificate of Parent, validly executed for and on behalf of Parent and in its name by the Chief Executive Officer of Parent, certifying that the conditions set forth in Sections 8.2(a) through 8.2(c) have been satisfied.

(e)  NYSE Listing. The shares of Parent Class A Common Stock that shall be issuable pursuant to this Agreement shall have been authorized for listing on the NYSE, subject to official notice of issuance.

8.3    Additional Conditions to Parent’s and Buyer’s Obligations to Close. The obligations of Parent and Buyer to consummate the Closing are subject to the satisfaction (or waiver by Buyer) at or prior to the Closing of each of the following conditions:

(a)  Company and Seller Representations and Warranties.

(i)  Other than the representations and warranties listed in Section 8.3(a)(ii), the representations and warranties of the Company and Seller set forth in this Agreement shall have been true and correct (without giving effect to any materiality or Company Material Adverse Effect or similar qualification contained therein) in all respects on the date they were made and shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect or similar qualification contained therein) in all respects on and as of the Closing Date as though such representations and warranties were made on and as of such date (other than the representations and warranties of the Company and Seller made only as of a specified date, which shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect or similar qualification contained therein) in all respects as of such date), except where any failure of any such representations and warranties to be true and correct would not be a Company Material Adverse Effect.

(ii)  The representations and warranties of the Company and Seller set forth in Sections 3.1, 3.2, 3.3, 3.4(a), 3.6, 3.7, 3.11(b), 3.16, 3.23, 3.26, 3.27, and 3.31 shall have been true and correct (without giving effect to any materiality or Company Material Adverse Effect or similar qualification contained therein) in all material respects on the date they were made and shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect or similar qualification contained therein) in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such date (other than the representations and warranties of the Company and Seller made only as of a specified date, which shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect or similar qualification contained therein) in all material respects as of such date).

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(b)  Company and Seller Covenants. The Company and Seller shall have performed and complied in all material respects with their covenants and obligations in this Agreement required to be performed and complied with by the Company and Seller at or prior to the Closing.

(c)  Company Material Adverse Effect. No Company Material Adverse Effect shall have occurred or arisen after the date of this Agreement that is continuing.

(d)  Restrictive Covenant Agreement. The Restrictive Covenant Agreement executed and delivered on the date of this Agreement shall be in full force and effect as of the Closing and shall not have been revoked, rescinded or otherwise repudiated by Seller.

(e)  Closing Deliverables. Prior to or concurrently with the Closing, the Company or Seller shall have delivered to Buyer the following (which remain or will be in full force and effect as of the Closing, as applicable):

(i)  instrument of transfer in respect of the Company Shares in favor of Buyer, in form and substance acceptable to Buyer (acting reasonably), duly executed by Seller in their capacity as transferor;

(ii)  copy of a written resolution of the Company Board approving (i) the transfer of the Company Shares from Seller to Buyer; (ii) the recording of the transfer of the Company Shares in the corporate register of the Company in the name of Buyer, and (iii) instructing the secretary to undertake the necessary filings at the Registrar of Companies in Cyprus in relation to the transfer of the Company Shares in the name of Buyer and the changes to the officers of the Company;

(iii)  duly executed Investor Questionnaires from Seller and each Company Beneficial Owner;

(iv)  a Joinder Agreement, each duly executed by each Company Beneficial Owner;

(v)  duly executed statements described in Treasury Regulation Section 1.1445-11T(d)(2)(i) and Treasury Regulation Section 1.1446(f)-2(b)(4) with respect to the Company, in form and substance acceptable to Buyer (acting reasonably); provided, that Parent’s sole recourse against the failure to provide such statements shall be to withhold Taxes in accordance with Section 2.7; and

(vi)  a certificate of the Company, validly executed for and on behalf of the Company and in its respective name by a duly authorized officer thereof, certifying that the conditions set forth in Sections 8.3(a) through 8.3(c) have been satisfied.

8.4    Frustration of Closing Conditions. None of the Parties may rely, either as a basis for not consummating the Transaction or as a basis for terminating this Agreement and abandoning the Transaction, on the failure of any condition set forth in Article VIII, as the case may be, to be satisfied if such failure was caused by any action or omission of such Party of any of its Affiliates, including those that may give rise to a breach of this Agreement.

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ARTICLE IX

TERMINATION, AMENDMENT AND WAIVER

9.1    Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a)  at any time prior to the Closing by mutual written agreement of the Company and Parent;

(b)  by either the Company or Parent, at any time prior to the Closing if any Restraint has become permanent, final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any Party that has failed to comply with the terms of Section 7.2;

(c)  by either the Company or Parent, at any time prior to the Closing (whether prior to or after the receipt of the Required Parent Stockholder Approval) if the Closing has not occurred by 11:59 p.m., New York City time, on July 11, 2026 (the “Termination Date”); provided, that if on the Termination Date, any of the conditions set forth in Section 8.1(a), Section 8.1(c) (to the extent that the applicable Restraint constitutes or is enacted, entered, promulgated or enforced under, Financial Regulatory Laws), or Section 8.1(d) shall not have not been satisfied, then the Termination Date shall be automatically extended (without the action of any Party) to October 9, 2026, and such date shall become the Termination Date for purposes of this Agreement; provided, further, that in the event that the Closing would occur in accordance with Section 2.2 on a date (the “Specified Date”) that occurs within 3 Business Days after the Termination Date (as extended pursuant to this Section 9.1(c)), then the Termination Date shall be automatically extended to the Specified Date and the Specified Date shall become the Termination Date for purposes of this Agreement; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(c) shall not be available to (i) either the Company or Parent if the other Party is pursuing a Legal Proceeding against it pursuant to Section 10.8(b); or (ii) any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (A) the failure to satisfy any of the conditions to the obligations of the other Party to consummate the Share Purchase prior to the Termination Date, or (B) the failure of the Closing to have occurred prior to the Termination Date;

(d)  by the Company or Parent, if the Required Parent Stockholder Approval is not received at the Parent Stockholder Meeting (including any adjournments or postponements thereof);

(e)  by the Company, if Parent has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 8.2(a) or Section 8.2(b), except that if such breach or failure to perform is capable of being cured by the Termination Date, the Company shall not be entitled to terminate this Agreement prior to the delivery by the Company to Parent of written notice of such breach or failure to perform, delivered at least 30 days prior to such termination, stating the Company’s intention to terminate this Agreement pursuant to this Section 9.1(e) and the basis for such termination, it being understood that the Company shall not be entitled to terminate this Agreement if such breach or failure to perform has been cured prior to the end of such 30-day period; provided, however, the Company shall not have the right to terminate this Agreement pursuant to this Section 9.1(e) if, at the time that such termination would

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otherwise take effect in accordance with the foregoing, the Company or Seller is then in material breach of any representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 8.3(a) or Section 8.3(b) to be satisfied;

(f)  by Parent, if the Company or Seller has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 8.3(a) or Section 8.3(b), except that if such breach or failure to perform is capable of being cured by the Termination Date, Parent shall not be entitled to terminate this Agreement pursuant to this Section 9.1(f) prior to the delivery by Parent to the Company or Seller, as applicable, of written notice of such breach or failure to perform, delivered at least 30 days prior to such termination, stating Parent’s intention to terminate this Agreement pursuant to this Section 9.1(f) and the basis for such termination, it being understood that Parent shall not be entitled to terminate this Agreement if such breach or failure to perform has been cured prior to the end of such 30-day period; provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 9.1(f) if, at the time that such termination would otherwise take effect in accordance with the foregoing, it is then in material breach of any representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 8.2(a) or Section 8.2(b) to be satisfied;

(g)  by the Company, prior to such time as the Required Parent Stockholder Approval is obtained, if the Parent Board shall have made a Parent Board Recommendation Change;

(h)  by Seller, at any time prior to the Closing, if (i) Parent terminates Seller’s employment under the Seller Employment Agreement, other than for Cause (as defined therein), or (ii) Seller terminates Seller’s employment under the Seller Employment Agreement for Good Reason (as defined therein); or

(i)  by Parent, at any time prior to the Closing, if (i) Parent terminates Seller’s employment under the Seller Employment Agreement for Cause (as defined therein), or (ii) Seller terminates Seller’s employment under the Seller Employment Agreement other than for Good Reason (as defined therein).

9.2    Manner and Notice of Termination; Effect of Termination.

(a)  Manner of Termination. The Party terminating this Agreement pursuant to Section 9.1 (other than pursuant to Section 9.1(a)) must deliver prompt written notice thereof to the other Parties specifying the provision of Section 9.1 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(b)  Effect of Termination.

(i)   Any valid termination of this Agreement pursuant to Section 9.1 will be effective immediately upon the mutual written agreement of the Company and Parent or the delivery of written notice by the terminating Party to the other Parties. In the event of the termination of this Agreement pursuant to Section 9.1, this Agreement shall be of no further force or effect without liability of any Party (or any partner, member, stockholder, director, officer, employee, Affiliate, or

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representative of such Party) to the other Parties, as applicable, except that this Section 9.2, Section 9.3 and Article X shall each survive the termination of this Agreement. Nothing in this Agreement or termination hereof will relieve any Party from any liability for fraud or any material and willful breach (meaning an action or omission that at the time taken or made is both deliberate and known to be a material breach by such Party) of this Agreement by such Party prior to termination. In addition to the foregoing, no termination of this Agreement by such Party will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.

(ii)  If this Agreement is terminated by the Company pursuant to the provisions of Section 9.1(g), Parent shall pay the Company the Termination Fee, at Parent’s election, in cash (by wire transfer to an account designed in writing by the Company, in immediately available funds) or in shares of Parent Class A Common Stock (valued using a volume weighted average price for the 5 trading days prior to and including the date on which the Termination Fee is due pursuant to this Section 9.2(b)(ii)), within 5 Business Days following such termination.

9.3    Fees and Expenses. All Transaction Expenses shall be paid by the Party incurring such Transaction Expenses; provided, that if the Transaction is not consummated, Parent shall pay, or cause to be paid, the Transaction Expenses incurred by each of the Company and Seller; provided, further, that such amount payable by Parent shall not exceed $1,500,000. Notwithstanding anything herein to the contrary, Parent shall not pay or cause to be paid any Transaction Expenses incurred by the Company or Seller in the event of a termination of this Agreement pursuant to Section 9.1(f) or Section 9.1(i).

9.4    Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of the Company and Parent (pursuant to authorized action by the Special Committee), except that in the event that Parent has received the Required Parent Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Parent Stockholders pursuant to the DGCL without such approval.

9.5    Extension; Waiver. At any time and from time to time prior to the Closing, the Company and Parent may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Party or Parties, as applicable; (b) waive any inaccuracies in the representations and warranties of the other Party or Parties contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance by the other Party or Parties with any of the agreements or conditions contained herein applicable to such Party (it being understood that Parent and Buyer shall be deemed to be a single Party solely for purposes of this Section 9.5). Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement shall not constitute a waiver of such right. Any waiver by a Party of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement.

ARTICLE X

GENERAL PROVISIONS

10.1   Survival of Representations, Warranties and Covenants. The representations, warranties, covenants and agreements of Parent, Buyer and Seller contained in this Agreement will

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terminate at Closing, except that any covenants that by their terms are to be performed at or following the Closing shall survive the Closing in accordance with their respective terms.

10.2   Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) when delivered, if delivered personally to the intended recipient; (ii) upon receipt of proof of delivery, if delivered by an internationally recognized overnight courier service; or (iii) immediately upon delivery by electronic mail (provided, that no “bounce back”, unsuccessful delivery or similar message is received with respect thereto), in each case to the intended recipient as set forth below:

(a)  if to Parent or Buyer to:

   Bakkt Holdings, Inc.

   One Liberty Plaza

   1 Liberty Street, Floor 3, Suite 305-306

   New York, New York 10006

   Attention: General Counsel

   Email: [***]

   with a copy (which will not constitute notice) to:

   Wilson Sonsini Goodrich & Rosati, Professional Corporation:

900 S Capital of Texas Highway Las Cimas IV, Fifth Floor Austin, Texas 78746-5546 Attn: J. Matthew Lyons Email: mlyons@wsgr.com	31 W 52nd Street, Ninth Floor New York, New York 10019 Attn: Jack Hamilton Email: jhamilton@wsgr.com

(b)  if to the Company to:

   Distributed Technologies Research Global Ltd

   [***]

   Attn:  [***]

   Email:  [***]

   with a copy (which will not constitute notice) to:

   Sullivan & Cromwell LLP

   125 Broad Street

   New York, New York 10004

   Attn:  Jared Fishman;

       Matthew B. Goodman

   Email:  fishmanj@sullcrom.com;

       goodmanm@sullcrom.com

From time to time, any Party may provide notice to the other Parties of a change in its address, or e-mail address through a notice given in accordance with this Section 10.2, except that notice of any change to the address or any of the other details specified in or pursuant to this Section 10.2 shall not be deemed to have been received until, and shall be deemed to have been received upon, the later of the date (A) specified in such notice; or (B) that is 5 Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 10.2.

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10.3   Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other Parties; provided, that Buyer may, without the prior written agreement of any other Party, assign all or any portion of its obligations, rights and interests pursuant to this Agreement to (a) Buyer Designee, in compliance with Section 2.1 or (b) any controlled Affiliate of Parent, so long as any assignment pursuant to clause (b) does not materially and adversely affect Seller and would not reasonably be expected to prevent, materially delay or materially impair the consummation of the Transaction. This Agreement shall be binding upon and shall inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns. No assignment by any Party shall relieve such Party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 10.3 is null and void.

10.4   Confidentiality. The Parties hereby acknowledge that the Company and Parent have previously executed a Confidentiality Agreement, dated February 24, 2025 (the “Confidentiality Agreement”), that shall continue in full force and effect in accordance with its terms. Each Party and their respective representatives shall hold and treat all documents and information concerning the other Party and its respective Subsidiaries furnished or made available to such Party or their respective representatives in connection with the Transaction (including any information obtained pursuant to Section 7.6) in accordance with the Confidentiality Agreement. By executing this Agreement, each Party agrees to be bound by, and to cause their Representatives to be bound by, the terms and conditions of the Confidentiality Agreement as if they were the counterparty thereto. In addition, the non-solicitation obligations under the Confidentiality Agreement shall remain in full force and effect for so long as this Agreement is in effect and for 12 months following any termination of this Agreement pursuant to Article IX.

10.5   Entire Agreement. This Agreement and the Related Agreements constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement shall (A) not be superseded; (B) survive any termination of this Agreement; and (C) continue in full force and effect until the earlier to occur of the Closing and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto.

10.6   Third Party Beneficiaries. The Parties agree that their respective representations, warranties, covenants, and agreements set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to and shall not confer upon any other Person any rights or remedies under this Agreement.

10.7   Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, or incapable of being enforced under any applicable Law, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other Persons or circumstances shall be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

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10.8   Remedies.

(a)  Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy shall not preclude the exercise of any other remedy.

(b)  Specific Performance. The Parties acknowledge and agree that (A) irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions; (B) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; and (C) the right of specific enforcement is an integral part of the Transaction and without that right, none of the Parties would have entered into this Agreement. The Parties agree not to raise any objections to the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement on the basis that (i) the other Parties have an adequate remedy at law, or (ii) an award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require or request the obtaining, furnishing or posting of any such bond or other security. Each Party agrees that it will use its reasonable best efforts to cooperate with the other parties in seeking and agreeing to an expedited schedule in any litigation seeking an injunction or order of specific performance. The Parties further agree that (x) by seeking the remedies provided for in this Section 10.8, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement, and (y) nothing set forth in this Section 10.8 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 10.8 prior or as a condition to exercising any termination right under Article IX (and pursuing damages after such termination), nor shall the commencement of any Legal Proceeding pursuant to this Section 10.8 or anything set forth in this Section 10.8 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article IX or pursue any other remedies under this Agreement that may be available then or thereafter.

(i)  Notwithstanding anything to the contrary in this Agreement, if prior to the Termination Date any Party initiates a Legal Proceeding to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, then the Termination Date shall be automatically extended by (A) the amount of time during which such Legal Proceeding is pending plus 20 Business Days; or (B) such other time period established by the court presiding over such Legal Proceeding.

10.9   Governing Law. This Agreement, and all actions, claims, matters, proceedings or counterclaims (whether based on contract, tort, or otherwise) arising out of, relating to, or in connection with this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement hereof or any Related Agreement (the “Relevant Matters”), shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect

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to any choice or conflict of laws provision, rule, principle (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any other jurisdiction. Notwithstanding the foregoing, and for the avoidance of doubt, this Section 10.9 shall not apply to any Relevant Matter to the extent a Related Agreement selects dispute resolution, in which case, such dispute resolution provision in such Related Agreement shall control.

10.10   WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY RELEVANT MATTER.

10.11   Arbitration. Each party irrevocably acknowledges and agrees that any dispute, claim, or cause of action (whether based on contract, tort, or otherwise) that may result from, arise out of, be in connection with or relating to any Relevant Matters shall be finally settled by binding arbitration pursuant to the Rules of Arbitration of the International Chamber of Commerce then in effect by three arbitrators, with each of Parent and Seller being entitled to appoint one arbitrator, and the third arbitrator to be nominated by such first two arbitrators (or, if such an agreement is not reached, with the third arbitrator (and any other arbitrator that a party fails to appoint) being appointed in accordance with such Rules). The seat of the arbitration shall be New York City, New York, and the language of the arbitration shall be English and all written materials in connection with such arbitration, including, but not limited to all pleadings and evidence, shall be in the English language. The arbitrator(s) shall apply the laws of the State of Delaware to the merits of any such dispute, claim, or cause of action (whether in contract, tort, or statute). The arbitrator shall have the power to decide all questions of arbitrability. The arbitrator(s) shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding. The arbitrator(s) shall enter an appropriate protective order to maintain the strict confidentiality of information produced or exchanged in the course of the arbitration proceedings, and all proceedings, awards, and related documents shall be kept confidential except as required by applicable Law or for enforcement purposes. The award must be in writing and state the reasons on which it is based. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding anything to the contrary in this Section 10.11, any party may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief without breach of this Section 10.11 and without any abridgment of the powers of the arbitrator(s) in the event of acts or breaches of this Agreement that such party believes may cause irreparable harm or with respect to which such party believes monetary damages would not provide adequate compensation. Notwithstanding the foregoing, and for the avoidance of doubt, this Section 10.11 shall not apply to any Relevant Matter to the extent a Related Agreement selects a different governing Law with respect to such Relevant Matter, in which case, such governing Law provision in such Related Agreement shall control.

10.12   Disclosure Letter References. The Parties agree that the disclosure set forth in any particular section or subsection of the Parent Disclosure Letter or the Company and Seller Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties (or covenants, as applicable) of Parent, Buyer, the Company or Seller, as applicable, that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of Parent, Buyer, the Company or Seller that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent.

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10.13   Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent executed and delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail or other means of electronic signature (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

10.14   Designated Individual. Notwithstanding anything to the contrary set forth in this Agreement, it is understood and agreed that to the extent that any action or omission taken by the Person set forth on Section 10.14 of the Company and Seller Disclosure Letter (the “Designated Individual”) on or after the date hereof, or any action or omission of any other Person taken at the express written direction or with the consent of the Designated Individual on or after the date hereof, in each case, in the Designated Individual’s capacity as a director, officer or employee of Parent or Buyer or any of their respective Affiliates, would constitute a breach by Parent or Buyer of any covenant, agreement, representation or warranty in this Agreement or would result in any representation or warranty of by Parent or Buyer contained in this Agreement being inaccurate, such breach or inaccuracy shall be disregarded for all purposes under this Agreement. In addition, Parent and Buyer shall have no liability for any inaccuracy in, or breach of, any representation or warranty of Parent or Buyer in this Agreement if the Designated Individual had knowledge of such inaccuracy or breach prior to the Closing. Without limiting the generality of the foregoing, (a) neither Seller nor the Company shall have any right to rely on any failure of a condition set forth in Section 8.2 to be satisfied (or terminate this Agreement on the basis thereof) or claim any loss or damage or seek any other remedy (whether at law, in equity or otherwise) to the extent that such failure, loss or damage arises from any action or omission of Parent or Buyer taken by, at the express written direction of or with the consent of the Designated Individual on or after the date hereof, in each case, in the Designated Individual’s personal capacity or in their capacity as a director, officer or employee of Parent or Buyer or any Affiliate thereof and (b) the Designated Individual shall not be entitled to (i) waive any provision of this Agreement or any of the Related Agreements on behalf of Parent or Buyer or (ii) approve or consent to any action on behalf of, or enforce any right of, Parent or Buyer under this Agreement or the Related Agreements, provided, that, for the avoidance of doubt, nothing contained in this Section 10.14 will prohibit Seller from waiving any provision of this Agreement or any of the Related Agreements on behalf of Seller or the Company.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

BAKKT HOLDINGS, INC.
By:	/s/ Marc D’Annunzio
Name: Marc D’ Annunzio
Title: General Counsel and Secretary

BAKKT OPCO HOLDINGS, LLC
By:	/s/ Marc D’Annunzio
Name: Marc D’Annunzio
Title: General Counsel and Secretary

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

DISTRIBUTED TECHNOLOGIES RESEARCH GLOBAL LTD
By:	/s/ Akshay Naheta
Name: Akshay Naheta
Title: Chief Executive Officer

AKSHAY NAHETA
/s/ Akshay Naheta

Exhibit D

Form of Joinder Agreement

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”) is made and entered into as of January 11, 2026, by and among Bakkt Opco Holdings, LLC, a Delaware limited liability company (“Buyer”), Bakkt Holdings, Inc., a Delaware corporation (“Parent”), Distributed Technologies Research Global Ltd, a private limited company incorporated in Cyprus (the “Company”), Akshay Naheta (“Seller”) and the undersigned beneficial owner (“Holder”). Unless context otherwise requires, capitalized terms used in this Agreement and not otherwise defined have the respective meanings ascribed to such terms in the Purchase Agreement, a copy of which is attached as Exhibit A.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Share Purchase Agreement, dated as of January 11, 2026 (the “Purchase Agreement”), by and among Buyer, Parent, the Company and Seller, Seller will sell, and Buyer will purchase, all of the outstanding Company Shares from the Seller (the “Share Purchase”);

WHEREAS, as of the date hereof, Holder beneficially owns the Company Shares set forth on the signature page hereto (collectively, the “Holder Shares”);

[WHEREAS, as of the date hereof, Seller, as nominee and custodian, possesses valid, legal title to the Holder Shares pursuant to (i) that certain Share Purchase and Custody Agreement dated as of [   ] by and among Seller and Holder and (ii) that certain Share Purchase, Custody and Vendor Agreement dated as of [   ] by and among Seller and Holder ((i) and (ii), together, the “Share Purchase and Custody Agreements”);]1

[WHEREAS, as of the date hereof, Seller, as nominee and custodian, possesses valid, legal title to the Holder Shares pursuant to that certain Share Purchase and Custody Agreement dated as of [ ] by and among Seller and Holder (the “Share Purchase and Custody Agreement”);]2

WHERAS, pursuant to the Purchase Agreement, Holder will receive, (i) as consideration for each Holder Share, a number of shares of Parent Class A Common Stock equal to the Exchange Ratio (the “Parent Consideration Shares”); provided that the Parent Consideration Shares shall remain subject to the release terms of the Share Purchase and Custody Agreement[s], and (ii) the pro rata portion attributable to Holder of the Top-up Consideration (if any); and

WHEREAS, in order to induce Buyer to complete the Transaction, Holder is willing to enter into this Agreement.

[1]	Note to Draft: For holders party to a Share Purchase and Custody Agreement and Share Purchase, Custody and Vendor Agreement.
[2]	Note to Draft: For holders party to only a Share Purchase, Custody and Vendor Agreement.

NOW, THEREFORE, intending to be legally bound, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

Representations and Warranties of Holder. Except as set forth in the corresponding section of the Company and Seller Disclosure Schedule (subject to the terms of Section 10.12 of the Purchase Agreement):

(a) Holder (i) has had the opportunity to carefully read the Purchase Agreement, this Agreement and any other agreement to which Holder is, or is to be, a party in connection with the Share Purchase (each, a “Holder Agreement”) (if any) and (ii) understands Holder’s obligations hereunder and thereunder.

(b) Holder hereby makes the representations and warranties of Seller set forth in Sections 3.2 (Authority; Enforceability), 3.20 (Legal Proceedings; Orders), 3.27 (Brokers) and 3.31 (Investment Intent) of the Purchase Agreement, mutatis mutandis.

(c) Holder beneficially owns the Holder Shares (subject to, in the case of individuals, applicable community property laws, if any). Except as contemplated in the Purchase Agreement or the Organizational Documents of the Company, the Holder Shares are not, or as of the Closing will not be, subject to any Liens or any rights of first refusal of any kind, and Holder has not granted any rights to purchase such Holder Shares to any other Person. At the Closing, Buyer or Buyer Designee will receive full legal and beneficial title to such Holder Shares, free and clear of all Liens. As of the date hereof, other than the Holder Shares, Holder does not own, legally, of record or beneficially, nor have any other right, expectation or promise to receive or acquire, any other Company Shares. Except as contemplated by the Purchase Agreement or the Organizational Documents of the Company, Holder has not previously granted or agreed to grant any ongoing power of attorney in respect of the Holder Shares or entered into any voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind as to such Holder Shares. There are no outstanding loans from the Company Group to Holder. Holder has not granted any options, warrants, calls or any other rights to purchase or otherwise acquire any such Holder Shares or any interest therein or entered into any Contract with respect thereto.

(d) Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(e) If Holder is not a United States person (as defined by Section 7701(a)(30) of the Code), Holder hereby represents that it has satisfied itself as to the full observance of the Laws of its jurisdiction in connection with any invitation to subscribe for the Parent Consideration Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Parent Consideration Shares, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, purchase, holding, redemption, sale, or transfer of the Parent Consideration Shares. Holder’s acquisition of and continued beneficial ownership of the Parent Consideration Shares will not violate any applicable securities or other laws of Holder’s jurisdiction.

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2. Agreements of Holder.

(a) Holder hereby acknowledges and agrees that he, she or it is a “Company Beneficial Owner” under the Purchase Agreement and agrees to be bound by the provisions of the Purchase Agreement applicable to the Company Beneficial Owners, including the amount, form and allocation of the Consideration payable to the Seller which shall be allocated to the Company Beneficial Owners, including Holder, in accordance with Article II of the Purchase Agreement. Holder acknowledges and agrees that the Parent Consideration Shares and the Top-Up Consideration (if any) allocated to Holder in accordance with the Purchase Agreement shall be the sole and final consideration that Holder will be entitled to from the Company, Parent, Buyer or any other Person in respect of the Holder Shares. For the avoidance of doubt, nothing herein shall be construed to limit or otherwise affect any equity grants, incentive compensation or other grants awarded to Holder in connection with Holder’s employment with Parent from and following the Closing.

(b) Unless otherwise consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned or delayed with respect to clause (i)), Holder shall not (i) Transfer any Holder Shares or any interest therein, (ii) grant any option, warrant, call or any other right to purchase or otherwise acquire any Holder Shares or any interest therein or (iii) enter into any agreement with respect to any of the matters contemplated by the foregoing clauses (i) or (ii).

(c) Any Company Shares or other securities of the Company that Holder purchases or with respect to which Holder otherwise acquires beneficial or other ownership after the date of the Purchase Agreement and prior to the Closing, including by reason of (i) exercise, conversion or exchange of Company Shares or (ii) stock split, stock dividend, reverse stock split, reclassification, recapitalization, or other similar transaction, shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Holder Shares owned by the Holder as of the date hereof.

(d) Holder agrees that he, she or it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any Action, in law or in equity, in any court or before any Governmental Authority that (i) challenges the validity of or seeks to enjoin the operation of any provision of the Purchase Agreement, the Related Agreements, this Agreement or, if applicable, any other Holder Agreement or the consummation of the Share Purchase or the Transaction or (ii) alleges that any actions taken (or omitted) in connection with or in furtherance of the Share Purchase or the Transaction breaches any fiduciary duty, whether of the board of directors of the Company or any member thereof, of any officer of the Company.

(e) Until the Closing, the Seller’s obligations in Section 5.3 (No Solicitation) of the Purchase Agreement shall apply to Holder mutatis mutandis.

(f) Holder hereby covenants and agrees that Holder shall not, at any time during the term of this Agreement: (a) enter into any voting agreement or voting trust, or grant a proxy or power of attorney, in any case with respect to any of the Holder Shares (or any other Company Shares that Holder may acquire or other securities of the Company that Holder purchases or with respect to which Holder otherwise acquires beneficial or other ownership after the date of the Purchase Agreement and prior to the Closing) that is inconsistent with Holder’s obligations pursuant to this Agreement, except for any such arrangements entered into with Seller or any of Seller’s Affiliates that executes and delivers to Parent an agreement with terms substantially equivalent to the applicable terms hereof (each such arrangement a “Seller Voting Arrangement”); or (b) take any action or enter into any agreement or undertaking other than a Seller Voting Arrangement, in each case that is otherwise inconsistent with,

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or would reasonably be expected to interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement or that would, to Holder’s knowledge, make any representation or warranty contained herein untrue or incorrect.

(g) If at any time after the Closing, any further action is determined to be necessary or desirable to carry out the purposes of this Agreement or to vest Buyer with full right, title and possession to the Holder Shares, Holder will use reasonable efforts to take, or cause to be taken, all such necessary actions.

3. Miscellaneous.

Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder: (i) when delivered, if delivered personally to the intended recipient; (ii) upon receipt of proof of delivery, if delivered by an internationally recognized overnight courier service; or (iii) immediately upon delivery by electronic mail (provided, that no “bounce back”, unsuccessful delivery or similar message is received with respect thereto), in each case to the intended recipient as set forth below:

if to Parent, Buyer or the Company, then as provided for in Section 10.2 of the Purchase Agreement; and

if to Holder, then to the address and electronic mail address for notice set forth on the signature page hereto.

Amendments. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the parties hereto by execution of an instrument in writing signed on behalf of each of the parties hereto.

Entire Agreement. This Agreement, the Purchase Agreement and the documents and instruments specifically referred to herein or delivered pursuant hereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

Miscellaneous. Sections 1.3 (Certain Interpretations), 9.5 (Extension; Waiver), 10.3 (Assignment), 10.4 (Confidentiality), 10.6 (Third Party Beneficiaries), 10.7 (Severability), 10.8 (Remedies), 10.9 (Governing Law), 10.10 (Waiver of Jury Trial), 10.11 (Arbitration) and 10.13 (Counterparts) of the Purchase Agreement shall apply to Holder, as if Holder were the Seller under such provisions.

[Signature Page Follows]

4

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the date first written above.

[[HOLDER - INDIVIDUAL]

Company Shares Beneficially Owned:

Address:

Email:	]

[[HOLDER - ENTITY]

By:

Name:
Title:

Company Shares Beneficially Owned:

Address:

Email:	]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the date first written above.

DISTRIBUTED TECHNOLOGIES RESEARCH GLOBAL LTD

By:

Name:
Title:

AKSHAY NAHETA

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the date first written above.

BAKKT HOLDINGS, INC.

By:

Name:
Title:

BAKKT OPCO HOLDINGS, LLC

By:

Name:
Title:

Schedule 2.6

Share Allocation

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Schedule 2.6-1

EXECUTION VERSION

Schedule 8.1(d)

Financial Regulatory Governmental Authorizations

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of January 11, 2026 by and among Bakkt Holdings, Inc., a Delaware corporation (“Parent”), Distributed Technologies Research Global Ltd, a private limited company incorporated in Cyprus (the “Company”), and each of the Parent Stockholders listed on the signature page(s) hereto (collectively, the “Stockholders” and each individually, a “Stockholder”). Each of Parent, the Company and the Stockholders are sometimes referred to as a “Party” and collectively the “Parties”. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Share Purchase Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the number of shares of Parent Capital Stock set forth opposite such Stockholder’s name on Schedule A hereto (together with such additional shares of capital stock that become beneficially owned (within the meaning of Rule 13d–3 promulgated under the Exchange Act) by such Stockholder, whether upon the receipt of dividends, conversion of convertible securities or otherwise, after the date hereof until the Expiration Date, the “Subject Shares”);

WHEREAS, concurrently with the execution of this Agreement, Parent, the Company, Bakkt Opco Holdings, LLC, a Delaware limited liability company (“Buyer”), and Akshay Naheta (“Seller”) are entering into a Share Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, Seller has agreed to sell to Buyer, free and clear of all Liens, and Buyer has agreed to purchase from Seller, all of the issued and outstanding Company Shares; and

WHEREAS, as a condition and inducement to the willingness of the Company to enter into the Purchase Agreement, the Company has required that the Stockholders enter into this Agreement, and the Stockholders are willing to enter into this Agreement to induce the Company to enter into the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree, severally and not jointly, as follows:

1.   Voting of Shares. From the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date (as defined below), at every meeting of the Parent Stockholders called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the Parent Stockholders with respect to any of the following, each Stockholder shall vote or cause to be voted the Subject Shares that such Stockholder is entitled to vote (a) in favor of the Share Subscription and the Share Purchase, (b) in favor of any proposal to adjourn or postpone the Parent Stockholder Meeting to a later date if there are not sufficient votes (in person or by proxy) to obtain the Required Parent Stockholder Approval on the date on which such meeting is held, and (c) against any action or agreement which would reasonably be expected to have a material adverse effect on the consummation of the Transaction.

2.  Transfer of Shares. Each Stockholder, severally and not jointly, covenants and agrees that during the period from the date of this Agreement through the earlier of (i) the date that is 120 days after the date of this Agreement and (ii) the Parent Stockholder Meeting, such Stockholder will not, directly or indirectly, (a) transfer, assign, sell, tender pursuant to a tender or exchange offer, pledge, encumber, hypothecate or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of or consent to any of the foregoing (“Transfer”), or cause to be Transferred, any of the Subject Shares, (b) deposit any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Shares or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, or (c) enter into any contract, option or other arrangement or undertaking with respect to the Transfer of any Subject Shares. The foregoing restrictions on Transfers of the Subject Shares shall not prohibit any such Transfers by any Stockholder in connection with the Transaction. Notwithstanding anything to the contrary in this Agreement, any Stockholder may Transfer any or all of the Subject Shares, (i) to such Stockholder’s Affiliates, (ii) to any charitable foundation or charitable organization, including any donor advised funds, (iii) if Stockholder is an individual, (1) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family or (2) upon the death of Stockholder, (iv) if Stockholder is an entity, to any one or more Persons who is a trustee or beneficiary of Stockholder, in each case, as of the time of such Transfer and as of the date of this Agreement, (v) if a Subject Share is a Parent RSU or Parent PSU held by such Stockholder, in connection with the settlement, exercise, termination or vesting of such Parent RSU or Parent PSU in order to (1) pay the exercise price of such Parent RSU or Parent PSU or (2) satisfy taxes applicable thereto, (vi) pursuant to, and in compliance with, a written plan that meets the requirements of Rule 10b5-1 under the Exchange Act that is in effect as of the date of this Agreement, or (vii) to any Person if and to the extent required by any non-consensual Order, by divorce decree or by will, intestacy or other similar applicable Law; provided, that, regarding a Transfer referred to in each of the foregoing clauses “(i)” through “(iv)”, prior to and as a condition to the effectiveness of such Transfer, each Person to whom any of such Subject Shares or any interest in any of such Subject Shares is or may be Transferred shall have executed and delivered to Parent a counterpart of this Agreement in a form reasonably acceptable to Parent pursuant to which such Person shall be bound by all of the terms and provisions hereof, in which case such Person shall be deemed a Stockholder hereunder with respect to such Transferred Subject Shares.

3.  Further Assurances. From time to time and without additional consideration, each Stockholder shall (at the Company’s sole cost and expense) execute and deliver, or cause to be executed and delivered, such additional instruments, and shall (at the Company’s sole cost and expense) take such further actions, as the Company or Parent may reasonably request for the purpose of performing such Stockholder’s obligations set forth under this Agreement.

4.  Representations and Warranties of Each Stockholder. Each Stockholder on its own behalf hereby represents and warrants to each of Parent and the Company, severally and not jointly, with respect to such Stockholder and such Stockholder’s ownership of the Subject Shares as follows:

(a)  Authority. Such Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions (regardless of whether considered in a proceeding in equity or at law). Other than as provided in the Purchase Agreement and, if applicable to Stockholder, any filings by such Stockholder with the SEC, the execution, delivery and performance by such

Stockholder of this Agreement does not require any consent, approval, authorization or permit of, action by, filing with or notification to any Governmental Authority, other than any consent, approval, authorization, permit, action, filing or notification (i) that has been duly obtained prior to the execution and delivery of this Agreement or (ii) the failure of which to make or obtain would not, individually or in the aggregate, be reasonably expected to prevent or materially delay the consummation of the Transaction or such Stockholder’s ability to observe and perform such Stockholder’s material obligations hereunder.

(b)  No Conflicts. Except as would not materially restrict, limit or impair the performance of any of such Stockholder’s obligations hereunder, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will violate, conflict with or result in a breach of, or constitute a default (with or without notice or lapse of time or both) under any provision of, any Contract or Law applicable to such Stockholder or by which such Stockholder’s property or assets are bound.

(c)  The Subject Shares. As of the date of this Agreement, such Stockholder is the record and beneficial owner of and has good and marketable title to the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto, which are free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares), other than (i) any encumbrances (1) created by this Agreement, (2) arising under applicable securities or community property laws or (3) as disclosed on Schedule A hereto, and (ii) any Permitted Liens or any of the foregoing that would not prevent or delay such Stockholder’s ability to perform such Stockholder’s obligations hereunder. Such Stockholder does not own, of record or beneficially, any Parent Capital Stock other than the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto (except that such Stockholder may be deemed to beneficially own Subject Shares owned by other Stockholders). Such Stockholder has, or will have at the time of the applicable Parent Stockholder meeting, the sole right to vote or direct the vote of, or to dispose of or direct the disposition of, such Subject Shares. None of the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto are subject to any agreement, arrangement or restriction with respect to the voting of such Subject Shares that would prevent or delay such Stockholder’s ability to perform its obligations hereunder. Except for the Purchase Agreement, (i) there are no agreements or arrangements of any kind, contingent or otherwise, obligating such Stockholder to Transfer, or cause to be Transferred, any of the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any such Subject Shares.

(d)  Reliance by the Company. Such Stockholder understands and acknowledges that the Company is entering into the Purchase Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

(e)  Litigation. As of the date hereof, to the knowledge of such Stockholder, there is no action, proceeding or investigation pending or threatened against such Stockholder challenging the validity of this Agreement or any action taken or to be taken by such Stockholder in connection with this Agreement.

5.  Representations and Warranties of the Company. The Company hereby represents and warrants to, and covenants with, the Stockholders, as follows:

(a)   Organization. The Company is duly organized, validly existing and in good standing (to the extent the applicable jurisdiction recognizes such concept) under the Laws of its jurisdiction of organization.

(b)   Authority. The Company has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions (regardless of whether considered in a proceeding in equity or at law). Other than as provided in the Purchase Agreement, the execution, delivery and performance by the Company of this Agreement does not require any consent, approval, authorization or permit of, action by, filing with or notification to any Governmental Authority, other than any consent, approval, authorization, permit, action, filing or notification (i) that has been duly obtained prior to the execution and delivery of this Agreement or (ii) the failure of which to make or obtain would not, individually or in the aggregate, be reasonably expected to prevent or materially delay the consummation of the Transaction or the Company’s ability to observe and perform its material obligations hereunder.

(c)   No Conflicts. Except as would not materially restrict, limit or impair the performance of any of the Company’s obligations hereunder, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will violate, conflict with or result in a breach of, or constitute a default (with or without notice or lapse of time or both) under any provision of, any Contract or Law applicable to the Company or by which the Company’s property or assets are bound.

6.  Stockholder Capacity. No Stockholder, nor any Person executing this Agreement on behalf of a Stockholder, who is or becomes during the term hereof a director or officer of Parent or any of its Affiliates, shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as, or that would limit Stockholder’s or such Person’s ability to take, refrain from taking, or shall require Stockholder or such Person to take, refrain from taking, or cause to be taken, or to be refrained from taking, actions as, a director or officer of Parent or any of its Affiliates, in each case, to the extent necessary to comply with such Stockholder’s or Person’s fiduciary duties or other legal obligations under applicable Law while acting in such capacity as a director or officer of Parent or any of its Affiliates, and any such action taken, or refrained to be taken, in such Stockholder’s or in such Person’s capacity as a director or officer of Parent or any of its Affiliates shall not be deemed a violation of the Stockholder’s agreements or obligations under this Agreement. Each Person executing this Agreement on behalf of a Stockholder is executing this Agreement solely in such Person’s capacity as a representative of such Stockholder and nothing herein shall limit or affect any actions taken (or any failures to act) by such Person in such Person’s capacity as a director or officer of Parent or any of its Affiliates. The taking of any actions (or any failures to act) by such Person in such Person’s capacity as a director or officer of Parent shall not be deemed to constitute a breach of this Agreement, regardless of the circumstances related thereto.

7.  Termination. This Agreement shall automatically terminate without further action upon the earliest to occur of (a) the Closing, (b) the termination of the Purchase Agreement in accordance with its terms, (c) any Parent Board Recommendation Change or (d) any amendment or modification of any provision of the Purchase Agreement that increases the amount or changes the form of the Consideration in any material respect (the date of such earliest event to occur, the “Expiration Date”).

8.  Specific Performance. Each Stockholder acknowledges and agrees that (a) the covenants, obligations and agreements contained in this Agreement relate to special, unique and extraordinary matters, (b) the Company is relying on such covenants in connection with entering into the Purchase Agreement and (c) a violation of any of the terms of such covenants, obligations or agreements will cause the Company irreparable injury for which adequate remedies are not available at law and for which monetary damages are not readily ascertainable. Therefore, each Stockholder agrees that the Company shall be entitled to specific performance of the terms hereof, including an injunction or injunctions, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to prevent such Stockholder from committing any violation of such covenants, obligations or agreements and to enforce specifically the terms and provisions of this Agreement. These remedies are cumulative and shall be the Company’s sole remedy under this Agreement unless the Company shall have sought and been denied such remedies, and such denial is other than by reason of the absence of violation of such covenants, obligations or agreements.

9.  Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE DEEMED TO BE MADE AND SHALL BE INTERPRETED, CONSTRUED AND GOVERNED IN ALL RESPECTS BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE CONFLICTS OF LAW PRINCIPLES. Each party irrevocably acknowledges and agrees that any dispute, claim, or cause of action (whether based on contract, tort, or otherwise) that may result from, arise out of, be in connection with or relating to any Relevant Matters shall be finally settled by binding arbitration pursuant to the Rules of Arbitration of the International Chamber of Commerce then in effect by three (3) arbitrators, with Parent and Seller being entitled to appoint one (1) arbitrator, the Stockholder party to such dispute, claim, or cause of action (or, if more than one Stockholder is party to such dispute, claim, or cause of action, a majority in interest of such Stockholders, based on their respective holdings of Parent Capital Stock) being entitled to appoint one (1) arbitrator, and the third arbitrator to be nominated by such first two (2) arbitrators (or, if such an agreement is not reached, with the third arbitrator (and any other arbitrator that a party fails to appoint) being appointed in accordance with such Rules). The seat of the arbitration shall be New York City, New York, and the language of the arbitration shall be English and all written materials in connection with such arbitration, including but not limited to all pleadings and evidence, shall be in the English language. The arbitrator(s) shall apply the laws of the State of Delaware to the merits of any such dispute, claim, or cause of action (whether in contract, tort, or statute). The arbitrator shall have the power to decide all questions of arbitrability. The arbitrator(s) shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding. The arbitrator(s) shall enter an appropriate protective order to maintain the strict confidentiality of information produced or exchanged in the course of the arbitration proceedings, and all proceedings, awards, and related documents shall be kept confidential except as required by applicable Law or for enforcement purposes. The award must be in writing and state the reasons on which it is based. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding anything to the contrary in Section 9 in this Agreement, any party may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief without breach of Section 9 in this Agreement and without any abridgment of the powers of the arbitrator(s) in the event of acts or breaches of this Agreement that such party believes may cause irreparable harm or with respect to which such party believes monetary damages would not provide adequate compensation.

10.  WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION. EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED TO SUCH PARTY, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTION BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10.

11.  Amendment, Waivers, etc. Neither this Agreement nor any term hereof may be amended or otherwise modified other than by an instrument in writing signed by each of the Company, Parent and each of the Stockholders. No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought.

12.  Assignment; No Third-Party Beneficiaries. This Agreement shall not be assignable or otherwise transferable by a party without the prior written consent of the other parties hereto, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be null, void and of no effect. Subject to the preceding sentence, this Agreement shall be binding upon the respective heirs, successors, legal representatives and permitted assigns of the parties hereto. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

13.  Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) when delivered, if delivered personally to the intended recipient; (ii) upon receipt of proof of delivery, if delivered by an internationally recognized overnight courier service; or (iii) immediately upon delivery by electronic mail (provided that no “bounce back”, unsuccessful delivery or similar message is received with respect thereto), in each case to the intended recipient as set forth below:

if to the Company:

Distributed Technologies Research Global Ltd

Georgiou Christoforou, 8

1st Floor

Strovolos, 2012, Nicosia, Cyprus

Attn:   Akshay Naheta;

     Andreas Malas

Email:    [***];

         [***]

with copies to (which copies shall not constitute notice):

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attn:   Jared Fishman;

     Matthew B. Goodman

Email:    [***];

         [***]

if to Parent:

Bakkt Holdings, Inc.

10000 Avalon Boulevard, Suite 1000

Alpharetta, Georgia 30009

Attention: General Counsel

Email:    [***]

with copies to (which copies shall not constitute notice):

Wilson Sonsini Goodrich & Rosati, Professional Corporation:
900 S Capital of Texas Highway Las Cimas IV, Fifth Floor Austin, Texas 78746-5546 Attn: J. Matthew Lyons Email: [***]	31 W 52nd Street, Ninth Floor New York, New York 10019 Attn: Jack Hamilton Email: [***]

if to the Stockholders:

The addresses listed on the signature pages hereto.

14.  Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, or incapable of being enforced under any applicable Law, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other Persons or circumstances shall be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

15.  Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

16.  Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

17.  Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent executed and delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail or other means of electronic signature (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PARENT:

BAKKT HOLDINGS, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

DISTRIBUTED TECHNOLOGIES RESEARCH GLOBAL LTD

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STOCKHOLDERS:

[STOCKHOLDER]

By:
Name:
Title:

[ADDRESS]

[SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT]

EXECUTION VERSION

SCHEDULE A

Stockholder	Parent Capital Stock

Akshay Naheta	1,087,151 shares of Class A Common Stock

Colleen Brown	14,956 shares of Class A Common Stock

Intercontinental Exchange, Inc.	7,919,002 shares of Class A Common Stock

Karen Alexander	19,270 shares of Class A Common Stock

Madelyn Alden Schwartzer	Only holds restricted stock units

Marc D’Annunzio	68,389 shares of Class A Common Stock

Michael Alfred (through Alpine Fox LP)	40,000 shares of Class A Common Stock

Nicolas Baes	20,875 shares of Class A Common Stock

Richard Galvin	Only holds restricted stock units

Sean Collins	33,240 shares of Class A Common Stock

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

January 11, 2026

This Amended and Restated Registration Rights Agreement (this “Agreement”) is entered into as of the date hereof with effectiveness as of the Closing Date, by and among (i) Bakkt Holdings, Inc., a Delaware corporation (“Pubco”; provided, that, with respect to any Contract entered into prior to the date hereof, “Pubco” shall refer to the former Bakkt Holdings, Inc. (“Old Pubco”), the obligations of which under any such Contract have been assumed by Pubco), (ii) Intercontinental Exchange Holdings, Inc. (“ICE”), (iii) Akshay Naheta (the “Seller”), and (iv) each of the parties listed on Schedule 1 hereto (each, a “DTR Beneficial Owner” and collectively the “DTR Beneficial Owners”).

RECITALS

WHEREAS, among others, Pubco and ICE entered into that certain Registration Rights Agreement, dated as of October 15, 2021 (the “Prior Agreement”), pursuant to which Pubco granted ICE and the other holders party thereto certain registration rights with respect to certain securities of Pubco;

WHEREAS, on the date hereof, Pubco, the Seller, Bakkt Opco Holdings, LLC (“Opco”) and Distributed Technologies Research Global Ltd (“DTR”) entered into that certain Share Purchase Agreement (the “Purchase Agreement”), pursuant to which, among other things, the Seller and the DTR Beneficial Owners will receive shares of Pubco’s Class A Common Stock (as defined herein), as consideration under the Purchase Agreement (the “DTR Shares”) in accordance with the terms thereof;

WHEREAS, the Prior Agreement provides that the Prior Agreement may be amended only by the written consent of Pubco and the Stockholders (as defined in the Prior Agreement) holding at least a majority in interest of the Registrable Securities (as defined in the Prior Agreement) (together, the “Requisite Parties”);

WHEREAS, the undersigned, constituting the Requisite Parties, wish to amend and restate the Prior Agreement in its entirety with this Agreement to, among other things, grant the Seller certain registration rights with respect to the DTR Shares, as set forth in the Purchase Agreement, and to include in the registration rights hereunder certain Pubco securities held by ICE previously covered by other agreements;

WHEREAS, the parties hereto have determined that none of the amendments to the Prior Agreement effected hereby adversely affects any one Stockholder (as defined in the Prior Agreement), not party hereto solely in its capacity as a holder of the shares of capital stock of Pubco, in a manner that is materially different from the other Stockholders (in such capacity); and

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

2

AGREEMENT

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1  Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Affiliate” of a specified Person means a Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such specified Person. For the purposes of this Agreement, Pubco and its Subsidiaries shall not be deemed Affiliates of ICE or the Seller.

“Agreement” shall have the meaning given in the Preamble.

“Block Trade” shall have the meaning given in Section 2.6(a).

“Business Day” shall mean any day of the year on which national banking institutions in New York are open to the public for conducting business and are not required or authorized to close.

“Class A Common Stock” shall mean the Class A common stock, par value $0.0001 per share, of Pubco.

“Closing Date” shall have the meaning given in the Purchase Agreement.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Control” (including its correlative meanings, “Controlling”, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person (whether through ownership of equity securities, by contract, or otherwise).

“Controlled Entity” means, as to any Person, (a) any corporation more than 50% of the outstanding voting stock of which is owned by such Person or such Person’s Immediate Family Members or Affiliates, (b) any trust, whether or not revocable, of which such Person or such Person’s Immediate Family Members or Affiliates are the sole beneficiaries, (c) any partnership of which such Person or an Affiliate of such Person is the managing partner, general partner or investment manager or in which such Person or such Person’s Immediate Family Members or Affiliates hold partnership interests representing at least 50% of such partnership’s capital and profits and (d) any limited liability company of which such Person or an Affiliate of such Person is the manager, managing member or investment manager or in which such Person or such Person’s Immediate Family Members or Affiliates hold membership interests representing at least 50% of such limited liability company’s capital and profits.

“Demanding Holder” means a holder or holders of Registrable Securities that have a value of at least $20,000,000.00 based on the average closing price of the Class A common stock in the preceding 30 trading days prior to the date of such determination; provided, that the Seller shall not constitute a Demanding Holder for so long as the Seller is employed or engaged by Pubco or any subsidiary or Affiliate of Pubco.

3

“DTR” shall have the meaning given in the Recitals.

“DTR Beneficial Owners” shall have the meaning given in the Preamble.

“DTR Shares” shall have the meaning given in the Recitals.

“Effectiveness Deadline” shall have the meaning given in Section 2.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Form S-3” shall have the meaning given in Section 2.4.

“ICE” means Intercontinental Exchange Holdings, Inc. and its Affiliates other than Pubco and Bakkt Opco.

“Immediate Family Members” means, with respect to any Person, such Person’s spouse, ancestors, descendants (whether by blood, marriage or adoption, and including spouses of such descendants), brothers and sisters (whether by blood, marriage or adoption) and inter vivos or testamentary trusts of which the only beneficiaries are such Person or any of the foregoing Persons.

“Maximum Number of Securities” shall have the meaning given in Section 2.2(b).

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“Notice” shall have the meaning given to it in Section 5.1.

“Opco LLCA” shall mean that certain Fourth Amended and Restated Limited Liability Company Agreement, dated November 3, 2025, by and among Opco and the members party thereto.

“Permitted Transferee” means, with respect to a Stockholder: (a) any Immediate Family Member of such Stockholder; (b) any Affiliate of such Stockholder; or (c) any Controlled Entity of such Stockholder.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or other form of business organization, whether or not regarded as a legal entity under applicable Law, or any Governmental Authority or any department, agency or political subdivision thereof.

“Piggyback Registration” shall have the meaning given in Section 2.3.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Pubco” shall have the meaning given in the Preamble.

“Purchase Agreement” shall have the meaning given in the Recitals.

“Qualifying Registration Event” shall mean an underwritten public offering of shares of Class A Common Stock (or any shares into which the Class A Common Stock is reclassified or for which the Class A Common Stock is converted, substituted or exchanged) for cash pursuant to a registration statement or registration statements (other than on Form S-4, S-8 or a comparable form)

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under the Securities Act with aggregate gross proceeds of at least $20,000,000.00 (net of any underwriting discount or other underwriting fees, commissions or expenses).

“Registrable Securities” shall mean (a) any Class A Common Stock currently owned by ICE or that may be issued upon exercise of any warrants currently owned by ICE, (b) the DTR Shares and (c) any other equity security of Pubco issued or issuable to any Stockholder with respect to any such share of Class A Common Stock referred to in clauses (a) and (b) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by Pubco and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such shares of Class A Common Stock are eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144; provided, that this prong (iv) shall not apply to Registrable Securities of ICE for so long as ICE owns at least 2% of Pubco’s outstanding shares of Class A Common Stock; or (v) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a)  all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Class A Common Stock is then listed;

(b)  fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c)  printing, messenger, telephone and delivery expenses;

(d)  reasonable fees and disbursements of counsel for Pubco;

(e)  reasonable fees and disbursements of all independent registered public accountants of Pubco incurred specifically in connection with such Registration (including the expenses of any special audit and “comfort letters” required by or incident to such performance); and

(f)  reasonable fees and expenses of one (1) legal counsel of the Stockholders in connection with any Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such

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registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Representative” shall mean, with respect to any person, such person’s affiliates and its and their respective directors, officers, employees, managers, members, stockholders, partners, incorporators, trustees, counsel, financial advisors, accountants, auditors and other agents or authorized representatives.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller” shall have the meaning given in the Preamble.

“Stockholder” means a holder of Registrable Securities or its Permitted Transferee.

“Suspension Notice” shall have the meaning set forth in Section 3.4(b).

“Suspension Period” shall have the meaning set forth in Section 3.4(b).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean an offering in which securities of Pubco are sold to an Underwriter in a firm commitment underwriting for distribution to the public or an “at-the-market” offering.

ARTICLE II

REGISTRATIONS

Section 2.1  Registration Statement. Pubco shall, as soon as practicable after the Closing Date, but in any event within five Business Days after the Closing Date, file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Stockholders that are not already covered by an effective Registration Statement from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this Section 2.1 and shall use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof, but in any event no later than the earlier of (a) 60 days (or 90 days if the Commission notifies Pubco that it will “review” the Registration Statement) after the Closing Date and (b) the 10th Business Day after the date Pubco is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”). The Registration Statement filed with the Commission pursuant to this Section 2.1 shall be on Form S-3 or, if Form S-3 is not then available to Pubco, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities and shall contain a Prospectus in such form as to permit any Stockholder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. A Registration Statement filed pursuant to this Section 2.1 shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Stockholders. Pubco shall use its reasonable best efforts to cause a Registration Statement filed pursuant to this Section 2.1 to remain effective, and to be

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supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available, for the resale of all the Registrable Securities held by the Stockholders until all such Registrable Securities have ceased to be Registrable Securities. If at any time a Registration Statement filed pursuant to this Section 2.1 is not effective or is not otherwise available for the resale of all the Registrable Securities held by the Stockholders, Stockholder(s) may demand registration under the Securities Act of all or part of their Registrable Securities at any time and from time to time, and Pubco shall use its reasonable best efforts to file with the Commission following receipt of any such demand one or more Registration Statements with respect to all such Registrable Securities and to cause such Registration Statement to be declared effective by the Commission as soon as practicable after the filing thereof. As soon as practicable following the effective date of a Registration Statement filed pursuant to this Section 2.1, but in any event within three Business Days of such date, Pubco shall notify the Stockholders of the effectiveness of such Registration Statement. When effective, a Registration Statement filed pursuant to this Section 2.1 (including any documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made).

Section 2.2  Underwritten Offering.

(a)  In the event that any Stockholder elects to dispose of Registrable Securities under a Registration Statement pursuant to an Underwritten Offering of all or part of such Registrable Securities that are registered by such Registration Statement, then Pubco shall, upon the written demand of one or more Demanding Holders, enter into an underwriting agreement in a form as is customary in Underwritten Offerings of equity securities with the managing Underwriter or Underwriters selected by Pubco that is reasonably acceptable to the Demanding Holders, and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities. In addition, Pubco shall give prompt written notice to each other Stockholder regarding such proposed Underwritten Offering, and such notice shall offer such Stockholders the opportunity to include in the Underwritten Offering such number of Registrable Securities as each such Stockholder may request. Each such Stockholder shall make such request in writing to Pubco within five Business Days (two Business Days in the case of an “overnight” or “bought” offering) after the receipt of any such notice from Pubco, which request shall specify the number of Registrable Securities intended to be disposed of by such Stockholder. Each Stockholder proposing to distribute its Registrable Securities through an Underwritten Offering pursuant to this Section 2.2 shall enter into an underwriting agreement with the underwriters, which underwriting agreement shall contain such representations, covenants, indemnities (subject to Article IV) and other rights and obligations as are customary in underwritten offerings of equity securities; provided, however, that no such Stockholder shall be required to make any representations or warranties to or agreements with Pubco or the Underwriters other than representations, warranties or agreements regarding such Stockholder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law.

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(b)  If the managing Underwriter or Underwriters in an Underwritten Offering, in good faith, advises Pubco and the Demanding Holder that the dollar amount or number of Registrable Securities that the Demanding Holder desires to sell, taken together with all other shares of Class A Common Stock or other equity securities that Pubco or any other Stockholder desires to sell and the shares of Class A Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggyback registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then Pubco shall include in such Underwritten Offering, as follows:

(i)  first, the Registrable Securities of the Demanding Holders (which, for the avoidance of doubt, shall include ICE if ICE exercises its rights to register its Registrable Securities pursuant to Section 2.2(a)), pro rata based on the respective number of Registrable Securities that each Demanding Holder and ICE (if applicable) has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Demanding Holders and ICE (if applicable) have requested be included in such Underwritten Offering that can be sold without exceeding the Maximum Number of Securities;

(ii)  second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Stockholders (pro rata, based on the respective number of Registrable Securities that each such Stockholder has so requested) exercising their rights to register their Registrable Securities pursuant to Section 2.2(a), without exceeding the Maximum Number of Securities;

(iii)  third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i) or clause (ii), the shares of Class A Common Stock held by persons or entities that Pubco is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons, which collectively can be sold without exceeding the Maximum Number of Securities; and

(iv)  fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), clause (ii), or clause (iii), shares of Class A Common Stock or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities.

(c)  A Demanding Holder shall have the right to withdraw all or any portion of its Registrable Securities included in an Underwritten Offering pursuant to this Section 2.2 for any or no reason whatsoever upon written notification to Pubco and the Underwriter or Underwriters of its intention to withdraw from such Underwritten Offering prior to the pricing of such Underwritten Offering and such withdrawn amount shall no longer be considered an Underwritten Offering. If withdrawn, a demand for an Underwritten Offering shall constitute a demand for an Underwritten Offering by the withdrawing Demanding Holder for purposes of Section 2.2, unless (x) such Demanding Holder reimburses Pubco for all Registration Expenses with respect to such Underwritten Offering (or, if there is more than one Demanding Holder, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Offering) or (y) such withdrawal is the result of a Suspension Notice as contemplated by Section 3.4(d).

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(d)  Under no circumstances shall Pubco be obligated to effect more than three Registrations pursuant to a request by a Demanding Holder under Section 2.2 (each a “Demand Registration”), with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Registration Statement has become effective and all of the Registrable Securities requested by the Demanding Holders to be registered on behalf of the Demanding Holders in such Registration have been sold pursuant to such Registration Statement. Each Demand Registration requested by a Demanding Holder for purposes of this Agreement must represent a Qualifying Registration Event.

Section 2.3  Piggyback Registration.

(a)  If at any time Pubco proposes to file a Registration Statement under the Securities Act with respect to equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of Pubco (or by Pubco and by the stockholders of Pubco including, without limitation, pursuant to Section 2.2) on a form that would permit registration of Registrable Securities, other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to Pubco’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of Pubco, (iv) for a dividend reinvestment plan or (v) on Form S-4, then Pubco shall give written notice of such proposed filing to all of the Stockholders of Registrable Securities as soon as practicable but not less than 10 days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Stockholders the opportunity to register the sale of such number of Registrable Securities as such Stockholders may request in writing within five days after receipt of such written notice (such Registration a “Piggyback Registration”); provided, however, that if Pubco has been advised in writing by the managing Underwriter(s) that the inclusion of Registrable Securities for sale for the benefit of the Stockholders will have an adverse effect on the price, timing or distribution of the Class A Common Stock in the Underwritten Offering, then (1) if no Registrable Securities can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), Pubco shall not be required to offer such opportunity to the Stockholders or (2) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), then the amount of Registrable Securities to be offered for the accounts of Stockholders shall be determined based on the provisions of Section 2.3(b). Subject to Section 2.3(b), Pubco shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Stockholders pursuant to this Section 2.3 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of Pubco included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If no written request for inclusion from a Stockholder is received within the specified time, each such Stockholder shall have no further right to participate in such Underwritten Offering. All such Stockholders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by Pubco; provided, however, that (A) no such Stockholder shall be required to make any representations or warranties to or agreements with Pubco or the Underwriters other than representations, warranties or agreements regarding such Stockholder’s authority to enter into such

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underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law and (B) no Stockholder shall be required to agree to any indemnification obligations on the part of such Stockholder that are greater than its obligations pursuant to Article IV.

(b)  If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises Pubco and the Stockholders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of shares of Class A Common Stock that Pubco desires to sell, taken together with (i) the shares of Class A Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Stockholders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Sections 2.2 and 2.3, and (iii) the shares of Class A Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggyback registration rights of other stockholders of Pubco, exceeds the Maximum Number of Securities, then:

(i)  If the Registration is undertaken for Pubco’s account, Pubco shall include in any such Registration (A) first, shares of Class A Common Stock or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Stockholders exercising their rights to register their Registrable Securities pursuant to Sections 2.2 and 2.3 which can be sold without exceeding the Maximum Number of Securities, allocated pro rata based on the respective number of Registrable Securities that each such Stockholder has requested be included in such Registration; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), shares of Class A Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggyback registration rights of other stockholders of Pubco, which can be sold without exceeding the Maximum Number of Securities;

(ii)  If the Registration is pursuant to a request by persons or entities other than the Stockholders, then Pubco shall include in any such Registration (A) first, shares of Class A Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Stockholders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Stockholders exercising their rights to register their Registrable Securities pursuant to Sections 2.2 and 2.3 which can be sold without exceeding the Maximum Number of Securities, allocated pro rata based on the respective number of Registrable Securities that each such Stockholder has requested be included in such Registration; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), shares of Class A Common Stock or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), shares of Class A Common Stock or other equity securities for the account of other persons or entities that Pubco is obligated to register pursuant to separate written contractual piggyback registration rights of other stockholders of Pubco, which can be sold without exceeding the Maximum Number of Securities.

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(c)  Any Stockholder that indicated an intention to sell Registrable Securities under this Section 2.3 shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to Pubco and the Underwriter or Underwriters (if any) of its intention to withdraw from such Piggyback Registration prior to the pricing of such Underwritten Offering. Pubco (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, Pubco shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.3.

(d)  For purposes of clarity, any Registration effected pursuant to Section 2.3 shall not be counted as a Registration effected under Section 2.2.

Section 2.4  Registrations on Form S-3. The holders of Registrable Securities may at any time, and from time to time, request in writing that Pubco, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form S-3 or similar short form registration statement that may be available at such time (“Form S-3”); provided, however, that Pubco shall not be obligated to effect such request through an Underwritten Offering. Within five days of Pubco’s receipt of a written request from a holder of Registrable Securities for a Registration on Form S-3, Pubco shall promptly give written notice of the proposed Registration on Form S-3 to all other holders of Registrable Securities, and each holder of Registrable Securities who thereafter wishes to include all or a portion of such holder’s Registrable Securities in such Registration on Form S-3 shall so notify Pubco, in writing, within 10 days after the receipt by the Stockholder of the notice from Pubco. As soon as practicable thereafter, but not more than 20 days after Pubco’s initial receipt of such written request for a Registration on Form S-3, Pubco shall register all or such portion of such Stockholder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Stockholder or Stockholders joining in such request as are specified in the written notification given by such Stockholder or Stockholders; provided, however, that Pubco shall not be obligated to effect any such Registration pursuant to Section 2.3 if (i) a Form S-3 is not available for such offering or (ii) the Stockholders of Registrable Securities, together with the Stockholders of any other equity securities of Pubco entitled to inclusion in such Registration, propose to sell Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $10,000,000.00.

Section 2.5  Market Stand-off. In connection with any Underwritten Offering of Class A Common Stock of Pubco, if requested by the Underwriters managing the offering, each Stockholder that is an executive officer or director of Pubco or the beneficial owner of more than one percent of the outstanding shares of Class A Common Stock of Pubco, and any other Stockholder reasonably requested by the managing Underwriter, agrees not to, and to execute a customary lock-up agreement (in each case on substantially the same terms and conditions as all such Stockholders, including customary waiver “mfn” provisions) in favor of the managing Underwriters to not, sell or dispose of any shares of Class A Common Stock of Pubco (other than those included in such offering pursuant to this Agreement), without the prior written consent of Pubco, during the 90-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent.

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Section 2.6  Block Trades.

(a)  Notwithstanding any other provision of this Article II, but subject to 0, at any time and from time to time when an effective shelf Registration Statement is on file with the Commission, if a Demanding Holder wishes to engage in an underwritten registered offering not involving a “roadshow”, an offering commonly known as a “block trade” (a “Block Trade”), with a total offering price reasonably expected to exceed, in the aggregate, either (x) $10,000,000.00 or (y) all remaining Registrable Securities held by the Demanding Holder, then such Demanding Holder only needs to notify Pubco of the Block Trade at least five business days prior to the day such offering is to commence and Pubco shall as expeditiously as possible use its commercially reasonable efforts to facilitate such Block Trade; provided, that any Demanding Holder wishing to engage in the Block Trade shall use commercially reasonable efforts to work with Pubco and any Underwriters prior to making such request in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade. In addition, Pubco shall give prompt written notice to each other Demanding Holder regarding such proposed Block Trade, and such notice shall offer such Demanding Holders the opportunity to include in the Block Trade such number of Registrable Securities as each such Demanding Holder may request. Each such Demanding Holder shall make such request in writing to Pubco within two Business Days after the receipt of any such notice from Pubco, which request shall specify the number of Registrable Securities intended to be disposed of by such Demanding Holder.

(b)  Prior to the filing of the applicable “red herring” Prospectus or Prospectus supplement used in connection with a Block Trade, any Demanding Holder initiating such Block Trade shall have the right to submit a withdrawal notice to Pubco and the Underwriter or Underwriters (if any) of their intention to withdraw from such Block Trade.

(c)  Except as otherwise provided in this Section 2.6, Section 2.2 shall apply to each Block Trade initiated by a Demanding Holder pursuant to this Agreement. Notwithstanding anything to the contrary in this Agreement, Section 2.3 shall not apply to a Block Trade initiated by a Demanding Holder pursuant to this Agreement.

(d)  The Demanding Holder in a Block Trade shall have the right to select the Underwriters for such Block Trade (which shall consist of one or more reputable nationally recognized investment banks).

ARTICLE III

COMPANY PROCEDURES

Section 3.1  General Procedures. Pubco shall use its reasonable best efforts to effect the Registration of Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto Pubco shall, as expeditiously as practicable:

(a)  subject to Section 2.1, prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective pursuant to the terms of this Agreement until all of such Registrable Securities have been disposed of (if earlier);

(b)  prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form used by Pubco or by the

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Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all of such Registrable Securities have been disposed of (if earlier) in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

(c)  prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Stockholders of Registrable Securities included in such Registration, and to one legal counsel selected by the Stockholders, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Stockholders of Registrable Securities included in such Registration or the legal counsel selected by such Stockholders may request in order to facilitate the disposition of the Registrable Securities owned by such Stockholders;

(d)  prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Pubco and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Pubco shall not be required to qualify generally to do business or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

(e)  use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by Pubco are then listed;

(f)  provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

(g)  advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(h)  at least five days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

(i)  notify the Stockholders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in 0;

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(j)  permit a Representative of the Stockholders or of any Underwriter, if any, to participate, at each such person’s own expense (except to the extent any expenses of a Stockholder’s Representative constitute Registration Expenses), in the preparation of the Registration Statement, and cause Pubco’s officers, directors and employees to supply all information reasonably requested by any such Representative in connection with the Registration; provided, however, that if any such Representative is not otherwise subject to confidentiality obligations, such Representative will enter into a confidentiality agreement, if requested by Pubco, in form and substance reasonably satisfactory to Pubco, prior to the release or disclosure of any such information;

(k)  obtain a “cold comfort” letter from Pubco’s applicable independent registered public accountants in the event of an Underwritten Offering, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request;

(l)  on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion and negative assurance letters, dated as of such date, of counsel representing Pubco for the purposes of such Registration, addressed to the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as are customarily included in such opinions and negative assurance letters;

(m)  in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, on terms agreed to by Pubco with the managing Underwriter of such offering;

(n)  make available to its security holders, as soon as reasonably practicable, an earnings statement (which need not be audited) covering the period of at least twelve months beginning with the first day of Pubco’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

(o)  if the Registration involves an Underwritten Offering, use its reasonable efforts to make available senior executives of Pubco to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

(p)  otherwise, in good faith, take such customary actions reasonably necessary to effect the registration of such Registrable Securities contemplated hereby.

Section 3.2  Registration Expenses. The Registration Expenses of all Registrations shall be borne by Pubco. Stockholders selling Registrable Securities shall bear all incremental selling expenses relating to the sale of such Registrable Securities, such as Underwriters’ commissions and discounts and brokerage fees.

Section 3.3  Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of Pubco hereunder unless such person (a) agrees to sell such person’s securities on the basis provided in the underwriting agreement for such Underwritten Offering and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting agreement.

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Section 3.4  Suspension of Sales; Blackout Period; Adverse Disclosure.

(a)  Upon receipt of written notice from Pubco that a Registration Statement or Prospectus contains a Misstatement, each of the Stockholders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that Pubco hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by Pubco that the use of the Prospectus may be resumed.

(b)  Notwithstanding anything to the contrary contained in this Agreement, Pubco shall be entitled, by providing written notice (a “Suspension Notice”) to the Stockholders, to delay the filing or effectiveness of a Registration Statement or require the Stockholders to suspend the use of the Prospectus for sales of Registrable Securities under an effective Registration Statement for a reasonable period of time not to exceed 90 days in the aggregate in any twelve-month period (a “Suspension Period”) if the Chief Executive Officer or principal financial officer of Pubco, after consultation with counsel to Pubco, determines in good faith that such filing, effectiveness or use would (i) require the public disclosure of material non-public information concerning any material transaction or negotiations involving Pubco that would interfere with such material transaction or negotiations or (ii) otherwise materially interfere with material financing plans, acquisition activities or business activities of Pubco. Immediately upon receipt of a Suspension Notice, the Stockholder shall discontinue the disposition of Registrable Securities under an effective Registration Statement and Prospectus relating thereto until the Suspension Period is terminated.

(c)  Pubco agrees to promptly notify in writing the Stockholders, to the extent it still holds Registrable Securities, of the termination of a Suspension Period. After the expiration of any Suspension Period in the case of an effective Registration Statement, and without the need for any further request from any Stockholder, Pubco shall, as promptly as reasonably practicable, prepare a post-effective amendment or supplement to such Registration Statement, the relevant Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Registration Statement or the Prospectus, as applicable, will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)  If Pubco notifies the Demanding Holders of a Suspension Period with respect to an Underwritten Offering requested pursuant to Section 2.2, the Demanding Holders may by notice to Pubco withdraw such request without such request counting as a demand under Section 2.2(d) and without being obligated to reimburse Pubco for any Registration Expenses in connection therewith.

(e)  Notwithstanding anything to the contrary contained in this Agreement, Pubco may delay the filing or effectiveness of a Registration Statement or require the Stockholders to suspend the use of the Prospectus for sale of Registrable Securities under an effective Registration Statement: (i) during any of Pubco’s recurring quarterly earnings blackout periods, determined in accordance with such policy as Pubco shall generally maintain and communicate to the Stockholders from time to time, and any such blackout period shall be deemed to constitute a Suspension Period hereunder but shall not be subject to, and shall not count against, the time periods in Section 3.4(b) or be subject to Section 3.4(d); and (ii) if, in the good faith determination of Pubco, it is not feasible for Pubco to proceed with the registration or offering because (x) audited financial statements of Pubco or (y) audited financial statements of any acquired company or other entity or pro forma financial

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statements that are required by the Securities Act, by any Underwriters or by customary practice to be included in any related Registration Statement or Prospectus are then unavailable, until such time as such financial statements are prepared or obtained by Pubco, and any delay or suspension shall be treated as a Suspension Period hereunder, except that it shall not be subject to, and shall not count against, the time periods in Section 3.4(b) or be subject to Section 3.4(d); provided, that, with respect to clause (y), Pubco shall use its reasonable best efforts to prepare or obtain the relevant acquired company or pro forma financial statements as quickly as reasonably practicable.

Section 3.5  Reporting Obligations. As long as any Stockholder shall own Registrable Securities, Pubco, at all times while it shall be a reporting company under the Exchange Act, covenants to use commercially reasonably efforts to:

(a)  make and keep public information regarding Pubco available, as those terms are understood and defined in Rule 144, at all times from and after the Closing Date until there are no Registrable Securities outstanding;

(b)  file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Pubco after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Stockholders with true and complete copies of all such filings (the delivery of which will be satisfied by Pubco’s filing of such reports on the Commission’s EDGAR system); and

(c)  Pubco further covenants that it shall take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell shares of Class A Common Stock held by such Stockholder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions upon receipt of reasonable and customary documentation from the Stockholder. Upon the reasonable request of any Stockholder, Pubco shall deliver to such Stockholder a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 3.6  Removal of Legend. In connection with a sale of Registrable Securities by a Stockholder in reliance on Rule 144, the Stockholder or its broker shall deliver to the transfer agent and Pubco a broker representation letter providing to the transfer agent and Pubco any information Pubco deems necessary to determine that the sale of the Registrable Securities is made in compliance with Rule 144. Upon receipt of such representation letter, Pubco shall promptly direct its transfer agent to remove the notation of a restrictive legend in the Stockholder’s certificate or the book entry account maintained by the transfer agent, and Pubco shall bear all costs associated therewith. At such time as the Registrable Securities have been sold pursuant to an effective registration statement under the Securities Act, if the book entry account or certificate for such Registrable Securities still bears any notation of restrictive legend, Pubco agrees, upon request of the Stockholder or permitted assignee, to take all steps necessary to promptly effect the removal of any restrictive legend from the Registrable Securities, and Pubco shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as the Stockholder or its permitted assigns provide to Pubco any information Pubco deems reasonably necessary to determine that the legend is no longer required under the Securities Act or applicable state laws.

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ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

Section 4.1  Indemnification.

(a)  Pubco agrees to indemnify, to the extent permitted by law, each Stockholder, its officers and directors, brokers and agents and each person who controls such Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by (i) or contained in any information furnished in writing to Pubco by such Stockholder expressly for use therein or (ii) use of a Prospectus by such Stockholder notwithstanding that Pubco had previously informed such Stockholder in writing to discontinue use of such Prospectus. Pubco shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of a Stockholder.

(b)  In connection with any Registration Statement in which a Stockholder is participating, such Stockholder shall furnish to Pubco in writing such information and affidavits as Pubco reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify Pubco, its directors and officers and agents and each person who controls Pubco (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that (i) such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Stockholder expressly for use therein or (ii) such Stockholder used a Prospectus notwithstanding that Pubco had previously informed such Stockholder in writing to discontinue use of such Prospectus; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Stockholders of Registrable Securities, and the liability of each such Stockholder shall be in proportion to and limited to the net proceeds received by such Stockholder from the sale of Registrable Securities pursuant to such Registration Statement. The Stockholders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of Pubco.

(c)  Any person enp1btitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be

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obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)  The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. Pubco and each Stockholder participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event Pubco’s or such Stockholder’s indemnification is unavailable for any reason.

(e)  If the indemnification provided under this Section 4.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Stockholder under this Section 4.1(e) shall be limited to the amount of the net proceeds received by such Stockholder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 4.1(a), Section 4.1(b) and Section 4.1(c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1(e) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1(e) from any person who was not guilty of such fraudulent misrepresentation.

(f)  The rights and obligations under this Article IV with respect to a Stockholder shall survive any disposition of such Stockholder’s Registrable Securities.

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ARTICLE V

MISCELLANEOUS

Section 5.1  Notices. To be valid for purposes hereof, any notice, request, demand, waiver, consent, approval or other communication (any of the foregoing, a “Notice”) that is required or permitted hereunder shall be in writing. A Notice shall be deemed given only as follows: (a) on the date delivered personally; (b) three Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid; (c) on the date sent by email (with confirmation of transmission; and provided, that, unless affirmatively confirmed by the recipient as received, notice is also sent to such party under another method permitted in this Section 5.1 within two Business Days thereafter) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) one (1) Business Day following deposit with a nationally recognized overnight courier service for next day delivery, charges prepaid, and, in each case, addressed to the intended recipient as set forth below, or in the case of the DTR Beneficial Owners, at the address set forth next to each DTR Beneficial Owner’s respective name on Schedule 1:

Notices to Pubco: Bakkt Holdings, Inc. 10000 Avalon Boulevard, Suite 1000 Alpharetta, GA 30009 Attn: General Counsel Email: [***]

Notices to Seller: Distributed Technologies Research Global Ltd Georgiou Christoforou, 8 1st Floor Strovolos, 2012, Nicosia, Cyprus Attn: Akshay Naheta; Andreas Malas Email: [***];[***]

Section 5.2  Assignment; No Third-Party Beneficiaries.

(a)  This Agreement and the rights, duties and obligations of Pubco hereunder may not be assigned or delegated by Pubco in whole or in part.

(b)  This Agreement and the rights, duties and obligations of any Stockholder hereunder may be freely assigned or delegated by such Stockholder in conjunction with and to the extent of any transfer of Registrable Securities by any such Stockholder, subject to compliance with any applicable lock-up periods and Section 5.2(e) below.

(c)  This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Stockholders.

(d)  Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, other than the parties hereto, any right or remedies under or by reason of this Agreement, except that the persons entitled to indemnification or contribution pursuant to Article IV shall be allowed to enforce their express rights thereunder.

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(e)  No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate Pubco unless and until Pubco shall have received (i) written notice of such assignment as provided in Section 5.1 and (ii) the written agreement of the assignee, in the form attached hereto as Exhibit A, to be bound by the terms and provisions of this Agreement. Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

Section 5.3  Counterparts. This Agreement and agreements, certificates, instruments and documents entered into in connection herewith, may be executed in multiple counterparts, each of which when executed and delivered shall thereby be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any party hereto may deliver signed counterparts of this Agreement to the other parties hereto by means of facsimile or portable document format (.PDF) signature.

Section 5.4  Governing Law.

(a)  This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

(b)  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE APPLICABLE STATE OR FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, FOR PURPOSES OF ALL LEGAL PROCEEDINGS, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER AGREEMENTS AND TRANSACTIONS CONTEMPLATED HEREBY, AND EACH PARTY HERETO HEREBY AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED THERETO EXCEPT IN SUCH COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH COURT OR THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)  TO THE EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (AND SHALL CAUSE ITS SUBSIDIARIES AND AFFILIATES TO WAIVE) THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO IN CONNECTION HEREWITH. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

Section 5.5  Specific Performance. Each party hereto agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party hereto does not perform its obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Each party hereto

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acknowledges and agrees that each party hereto shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, each without proof of damages, prior to the valid termination of this Agreement, this being in addition to any other remedy to which they are entitled under this Agreement. Each party hereto agrees that it shall not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. Each party hereto acknowledges and agrees that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.4(c) shall not be required to provide any bond or other security in connection with any such injunction.

Section 5.6  Severability. If any portion or provision hereof is to any extent declared illegal or unenforceable by a court of competent jurisdiction, then the remainder hereof, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

Section 5.7  Interpretation. The headings and captions used in this Agreement have been inserted for convenience of reference only and do not modify, define or limit any of the terms or provisions hereof.

Section 5.8  Entire Agreement. This Agreement hereby amends and restates the Prior Agreement in its entirety and constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any prior understandings, agreements, or representations by or between the parties hereto, written or oral, that may have related in any way to the subject matter hereof. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the subject matter hereof exist among the parties hereto, except as expressly set forth in this Agreement.

Section 5.9  Amendments and Modifications. Upon the written consent of Pubco and the Stockholders holding at least a majority in interest of the Registrable Securities at the time in question (provided, however, that the written consent of ICE shall be required in any event for so long as ICE owns at least 25% of the Registrable Securities), compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Stockholder, solely in its capacity as a holder of the shares of capital stock of Pubco, in a manner that is materially different from the other Stockholders (in such capacity) shall require the consent of the Stockholder (or holders of least a majority in interest of the Registrable Securities of the group of Stockholders) so affected. No course of dealing between any Stockholder or Pubco and any other party hereto or any failure or delay on the part of a Stockholder or Pubco in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Stockholder or Pubco. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

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Section 5.10  Other Registration Rights. Pubco represents and warrants that, except with respect to registration rights granted pursuant to that certain Registration Rights Agreement, dated as of April 1, 2023, by and between Pubco and Apex Fintech Solutions, Inc. and that certain Registration Rights Agreement, dated as of June 17, 2025, by and between Pubco and YA II PN, LTD., no person, other than a holder of Registrable Securities has any right to require Pubco to register any securities of Pubco for sale or to include such securities of Pubco in any Registration filed by Pubco for the sale of securities for its own account or for the account of any other person. Further, Pubco represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions among the parties hereto and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail and the Prior Agreement shall no longer be of any force or effect.

Section 5.11  Term. This Agreement shall be effective as of the Closing Date and shall terminate upon the date as of which no Stockholders (or permitted assignees under Section 5.2) hold any Registrable Securities. The provisions of Section 3.4(e) and Article IV shall survive any termination.

Section 5.12  Limitation on Subsequent Registration Rights. From and after the date of this Agreement, Pubco shall not, without the prior written consent of ICE (for so long as ICE owns Registrable Securities representing or exchangeable for at least 10% of Pubco’s outstanding shares of Class A Common Stock) and the Seller (for so long as the Seller owns Registrable Securities representing or exchangeable for at least 10% of Pubco’s outstanding shares of Class A Common Stock), enter into any agreement with any holder or prospective holder of any securities of Pubco giving such holder or prospective holder any registration rights the terms of which (a) are equivalent to or more favorable than the registration rights granted to the Stockholders hereunder, or (b) would reduce the amount of Registrable Securities the holders can include in any registration filed pursuant to Section 2.1, Section 2.2, Section 2.3 or Section 2.4, unless such rights are subordinate to those of the Stockholders.

Section 5.13  No Recourse. Notwithstanding any provision of this Agreement to the contrary, this Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement may only be brought against, the entities that are expressly named as parties to this Agreement and then only with respect to the specific obligations set forth herein with respect to such party. Without limiting the rights of the parties under and to the extent provided under Section 5.4(c), except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party to this Agreement), (i) no past, present or future Representative of any named party to this Agreement and (ii) no past, present or future Representative of any named party to this Agreement shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the parties under this Agreement of or for any claim based on, arising out of, or related to this Agreement.

Section 5.14  Further Assurances. In connection with this Agreement and the transactions contemplated hereby, upon the written request by Pubco, each Stockholder shall execute and deliver any additional documents and instruments and perform any additional acts that may be reasonably necessary to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

* * * * *

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

PUBCO:

BAKKT HOLDINGS, INC.

By:
Name:
Title:

SELLER:

AKSHAY NAHETA

STOCKHOLDER

INTERCONTINENTAL EXCHANGE HOLDINGS, INC.

By:
Name:	Victory Park Management, LLC
Title:	Manager

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

DTR BENEFICIAL OWNER GLOBAL CLARA FUTURUM LTD

By:
Name:
Title:

DTR BENEFICIAL OWNER

KHABRI LIMITED

By:
Name:
Title:

DTR BENEFICIAL OWNER

B72 VENTURES UG

By:
Name:
Title:
DTR BENEFICIAL OWNER

By:
Name:	Michael Krupa

DTR BENEFICIAL OWNER

By:
Name:	Jason Griffith

Signature Page to Registration Rights Agreement

EXECUTION VERSION

EXHIBIT A

JOINDER

Joinder

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement, dated as of January ___, 2026 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Bakkt Holdings, Inc., a Delaware corporation (“Pubco”), and the other person named as parties therein.

By executing and delivering this Joinder to Pubco, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Stockholder in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s ________________ number of shares of _____________________ shall be included as Registrable Securities under the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, ____.

Signature of Stockholder

Print Name of Stockholder

Address:

Agreed and Accepted as of:

______________________.

BAKKT HOLDINGS, INC.

By:   ______________________________

Title: ______________________________

Signature Page to Registration Rights Agreement

SCHEDULE 1

DTR BENEFICIAL OWNERS

1.	Global Clara Futurum Ltd

2.	Khabri Limited

3.	B72 Ventures UG

4.	Michael Krupa

5.	Jason Griffith

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NON-COMPETITION AGREEMENT

January 11, 2026

This Non-Competition Agreement (this “Agreement”) is being executed and delivered by Akshay Naheta (“Seller”) in favor and for the benefit of Bakkt Holdings, Inc., a Delaware corporation (“Parent”) and Buyer’s subsidiaries and affiliates. Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in the Share Purchase Agreement (as defined below).

RECITALS

WHEREAS, Parent, Bakkt Opco Holdings, LLC, a Delaware limited liability company (“Buyer”), Seller and Distributed Technologies Research Global Ltd, a private limited company incorporated in Cyprus (the “Company”) are entering into a certain Share Purchase Agreement (“Share Purchase Agreement”), pursuant to which the Company will become a wholly owned subsidiary of Buyer;

WHEREAS, Seller has a substantial ownership interest in the Company as the holder of a significant equity in the Company, and, as a result of the Closing, Seller shall receive significant consideration in connection with the Share Purchase Agreement;

WHEREAS, Parent and Buyer, on the one hand, and Seller, on the other hand, mutually desire that the entire goodwill of the Company be transferred to Buyer as part of the Share Purchase Agreement and acknowledge that Buyer’s failure to receive the entire goodwill of the Company as contemplated by the Share Purchase Agreement would have the effect of reducing the value of the Company to Parent and Buyer;

WHEREAS, this Agreement is necessary to protect Parent’s legitimate business interest in the Share Purchase Agreement; and

WHEREAS, (i) as a condition and mutual inducement to the Share Purchase Agreement, (ii) as additional consideration to Parent and Buyer for the consideration to be paid to Seller and the other parties as a result of the Share Purchase Agreement and Closing, and (iii) to preserve the value and goodwill of the Company after the Closing, the Share Purchase Agreement contemplates, among other things, that Seller shall enter into this Agreement and that this Agreement shall be contingent and become effective upon the occurrence of the Closing.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises made herein and in the Share Purchase Agreement, Parent and Seller hereby agree as follows:

1.  Effective Date. This Agreement shall be contingent upon and effective as of the Closing. This Agreement shall be null and void if the Share Purchase Agreement terminates prior to the consummation of the Closing.

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2.  Noncompetition.

(a)  During the Restricted Period (as defined below), Seller shall not (other than in connection with Seller’s provision of services as an employee or consultant to Parent or any subsidiary or controlled affiliate of Parent), without the prior written consent of Parent, directly or indirectly:

(i)  establish, engage or participate in, conduct or operate or acquire any financial or beneficial interest in any Person that is engaging or participating in, or is preparing to engage or participate in, any Competing Business Purpose (as defined below) anywhere in the Restricted Territory (as defined below);

(ii)  be or become an officer, director, member, stockholder, owner, affiliate, salesperson, co-owner, partner, trustee, promoter, technician, engineer, analyst, employee, agent, representative, supplier, reseller, contractor, consultant, advisor, manager of or to, or otherwise acquire or hold any interest in, or participate in or facilitate the financing, operation, management or control of, any Person or business that engages or participates in a Competing Business Purpose in the Restricted Territory;

(iii)  contact, solicit or communicate with any Person known to Seller to be a Business Relation, in each case, in furtherance of a Competing Business Purpose (whether or not such Seller has had personal contact with such Person); or

(iv)  personally, or through any other Person, and whether on Seller’s own behalf or on behalf of any other Person, knowingly encourage, induce, attempt to induce, recruit, solicit, attempt to solicit, or take any other action that is specifically intended to induce or encourage any Business Relation to cease or modify in any adverse manner any business relationship with Parent or the Company or, to the knowledge of Seller, any of their respective subsidiaries or controlled affiliates;

provided, that nothing in this Agreement shall prevent or restrict Seller from owning as a passive investment less than 5% of the outstanding shares of the capital stock or indebtedness of a corporation (whether public or private) that is engaged in a Competing Business Purpose; provided further, that Seller is not otherwise associated with such corporation and does not have the ability to, and does not seek to exercise any, control or otherwise influence the management or operations of such corporation; and provided further, that nothing herein shall prohibit Seller from acquiring or holding, directly or indirectly, any interest in any mutual fund, index fund, exchange-traded fund, blind-pool fund, retirement account, or other similar investment vehicle that invests in a diversified portfolio of securities and is not operated for the purpose of permitting Seller to invest in any particular Person or Competing Business Purpose, so long as Seller does not have the ability to control or influence the investment decisions of such vehicle.

(b)  During any portion of the Restricted Period occurring after (i) the first anniversary of the Closing Date and (ii) Seller’s termination of employment with Parent or any subsidiary or affiliate thereof, regardless of whether termination of employment is initiated by Parent or Seller, Parent shall pay, if it has elected to extend the Restricted Period into the Extension Period, Seller monthly compensation for each month of the Extension Period in an amount equal to 100% of Seller’s average monthly base compensation from Parent (and any subsidiary or affiliate thereof) during the 12 months immediately preceding such termination (or such shorter period as Seller was employed, if applicable).

4

For purposes of this Agreement:

“Business Relation” means any current customer, vendor, supplier, channel partner, reseller, licensor, licensee or other material business relation of the Company or the Company’s subsidiaries or affiliates as of the date of the Closing.

“Competing Business Purpose” means any business, enterprise, operation or activity that directly competes with the business operations of the Company, as conducted as of the Closing Date.

“Restricted Period” means the period commencing on the Closing Date and ending on the first anniversary of the Closing Date or, in the Company’s sole discretion, a later date that is on or prior to the second anniversary of the Closing Date (if and to the extent exercised, the “Extension Period”).

“Restricted Territory” means the geographic locations in which the Company or any of its subsidiaries provides goods or services or otherwise conducts business, in each case, as of the Closing Date.

3.  Term and Severability of Covenants. The covenants contained in Section 1 hereof shall be construed as a series of separate covenants, one for each country, province, state, city or other political subdivision of the Restricted Territory. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in Section 1 hereof. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), Parent and Seller agree that such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. If the provisions of Section 1 are deemed to exceed the time, geographic or scope limitations permitted by applicable Law, Parent and Seller agree that such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable Law.

4.  Independence of Obligations. The covenants and obligations of Seller set forth in this Agreement shall be construed as independent of, and in addition to, any other agreement or arrangement between Seller, on the one hand, and Parent or Buyer, on the other, including, for the avoidance of doubt, any covenants or obligations of Seller set forth in any separate employment agreement or the Share Purchase Agreement.

5.  Seller Acknowledgement. Seller acknowledges that (i) Seller is a significant equityholder and key employee of the Company; (ii) the goodwill associated with the existing business, customers, vendors, suppliers, channel partners, resellers, licensors, licensees or other material business relations, and assets of the Company and its subsidiaries prior to the Closing is an integral component of the value of the Company and its subsidiaries to Parent and Buyer and is reflected in the consideration payable to Seller and the other parties in connection with the Share Purchase Agreement; and (iii) Seller’s agreement as set forth herein is necessary to preserve the value of the Company and its subsidiaries for Parent following the Closing. Seller also acknowledges that the limitations of time, geography and scope of activity agreed to in this Agreement are reasonable because, among other things: (A) the Company and its subsidiaries and Parent and its subsidiaries are engaged in a highly competitive industry; (B) Seller has had unique access to the trade secrets and know-how of the Company and its subsidiaries, including the plans and strategy (and, in particular, the competitive strategy) of the Company and its subsidiaries; (C) in the event Seller’s employment or other service arrangement, if any, with Parent ended, Seller believes Seller would be able to obtain suitable and satisfactory employment without violation of this Agreement; and (D) Seller believes that

5

this Agreement provides no more protection than is reasonably necessary to protect Parent’s legitimate interest in the goodwill, trade secrets and confidential information of the Company and its subsidiaries.

6.  Specific Performance and Other Remedies.

(a)  The parties to this Agreement agree that, in the event of any breach or threatened breach by Seller of any covenant, obligation or other agreement set forth in this Agreement, (i) Parent shall be entitled to seek a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other agreement and an injunction preventing or restraining such breach or threatened breach, and (ii) Parent shall not be required to provide or post a bond or other security or collateral in connection with any such decree, order or injunction or in connection with any related action or legal proceeding, except as required by law.

(b)  Any and all remedies herein expressly conferred herein upon Parent shall be deemed to be cumulative with, and not exclusive of, any other remedy conferred hereby, or by law, in equity, by contract, or otherwise upon Parent, and the exercise by Parent of any one remedy will not preclude the exercise of any other remedy. Without limiting the generality of the foregoing, the rights and remedies of Parent hereunder, and the obligations and liabilities of Seller hereunder, are in addition to their respective rights, remedies, obligations and liabilities under the laws of unfair competition, misappropriation of trade secrets and the like. This Agreement does not limit Seller’s obligations or the rights of Parent under the terms of any other agreement between Seller and Parent.

7.  Termination of Services to Parent. Seller’s obligations under this Agreement shall not be eliminated or diminished by the termination of Seller’s provision of services to or employment with any Person, including Parent, for any reason, including as a result of Seller’s resignation.

8.  Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be either hand delivered in person, sent by electronic mail, sent by certified or registered first-class mail, postage pre-paid, or sent by nationally recognized express overnight service. Such notices and other communications shall be effective and be deemed delivered and received (i) upon receipt if hand delivered, (ii) on the date of transmission if transmitted by electronic mail at or prior to 5:00 p.m. (Pacific time) on a Business Day, otherwise on the next Business Day after transmission, (iii) three (3) Business Days after mailing if sent by mail, and (iv) one (1) Business Day after dispatch if sent by overnight courier, to the following addresses, or such other addresses as any party may notify the other parties in accordance with this Section 8:

(a)  if to Parent, to:

Bakkt Holdings, Inc.

One Liberty Plaza

1 Liberty Street, Floor 3, Suite 305-306

New York, New York 10006

Attn: General Counsel

Email: [***]

(b)  if to Seller, to the address or email address set forth on his signature page hereto.

9.  Severability. Subject to Section 3, if any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be

6

deemed amended to conform to applicable Laws so as to be valid and enforceable to the fullest possible extent, and (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of (i) such provision or part thereof under any other circumstances or in any other jurisdiction or (ii) the remainder of such provision or the validity or enforceability of any other provision of this Agreement; provided, however, that no such modification shall impose any greater obligations or restrictions on Seller than those expressly set forth herein.

10.  Governing Law. This Agreement, and all claims, causes of action (whether in contract, tort or statute) or other matter that may result from, arise out of, be in connection with or relating to this Agreement, or the negotiation, administration, performance, or enforcement of this Agreement (the “Relevant Matters”), shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, including its statutes of limitations.

11.  Jurisdiction.

(a)  Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the state and federal courts located in or otherwise having jurisdiction in Delaware. Each party to this Agreement agrees not to commence any legal proceedings with respect to a Relevant Matter except in such courts.

(b)  By execution and delivery of this Agreement, each party hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and to the appellate courts therefrom solely for the purposes of disputes in connection with any Relevant Matter. The parties hereto irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the delivery of copies thereof by overnight courier to the address for such party to which notices are deliverable hereunder. Any such service of process shall be effective upon delivery. Nothing herein shall affect the right to serve process in any other manner permitted by applicable law.

(c)  The parties hereto hereby waive any right to stay or dismiss any action or proceeding in connection with any Relevant Matter brought before the foregoing courts on the basis of (i) any claim that he/she/it is not personally subject to the jurisdiction of the above-named courts for any reason or that he/she/it or any of his/her/its property is immune from the above-described legal process, (ii) that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper or that this Agreement may not be enforced in or by such courts, or (iii) any other defense that would hinder or delay the levy, execution or collection of any amount to which any party hereto is entitled pursuant to any final judgment of any court having jurisdiction.

12.  Waiver of Jury Trail. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY RELEVANT MATTER.

13.  Waiver. Neither the failure nor any delay by any party in exercising any right, power, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any right, power, privilege or remedy under this Agreement, shall operate as a waiver of such right, power, privilege or remedy, and no single or partial exercise of any such right, power, privilege or remedy shall preclude any other or further exercise thereof or of any other right, power, privilege or remedy. No party hereto shall be deemed to have waived any claim arising out of this Agreement, or any right,

7

power, privilege or remedy under this Agreement, unless the waiver of such claim, right, power, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the waiving party, and any such waiver shall only apply to the specific instance to which such waiver relates.

14.  Entire Agreement. Subject to Section 4, this Agreement and the documents and instruments and other agreements referenced herein constitute the entire agreement among the parties hereto with respect to the subject matter of this Agreement and supersede all prior agreements and understandings both written and oral, among the parties with respect to the subject matter of this Agreement. Seller understands and agrees that he has had an opportunity to seek his own counsel in his review of this Agreement; provided, however, that the Employment Agreement shall not be deemed superseded with respect to any restrictive covenant or related obligations, and shall control in the event of any conflict or inconsistency.

15.  Amendments. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of the party against whom enforcement is sought.

16.  Assignment. This Agreement and all obligations hereunder are personal to Seller and may not be assigned, delegated or otherwise transferred by Seller at any time. Parent may assign this Agreement and any of its rights hereunder only (i) to an affiliate of Parent or (ii) to any successor to, or acquirer of, the business of Parent or its applicable affiliate that relates to the subject matter of this Agreement; provided that any such assignment shall require the prior written consent of Seller (such consent not to be unreasonably withheld, conditioned, or delayed). Any purported assignment by Parent in violation of this Section 16 is null and void.

17.  Binding Nature. Subject to Section 16, this Agreement will be binding upon Seller and Seller’s representatives, executors, administrators, estate, heirs, successors and assigns, and will inure to the benefit of Parent.

18.  Counterpart Execution. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Agreement.

19.  Construction. When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” is used in the inclusive sense of “and/or.” The terms “or,” “any” and “either” are not exclusive. When used herein, the phrase “to the extent” shall be deemed to be followed by the words “but only to the extent.” The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation as amended or supplemented from

8

time to time, including through the promulgation of applicable rules or regulations. References to any Person include the successors and permitted assignees of that Person. References from or through any date mean, unless otherwise specified, from but not including or through and including, respectively. References to one gender include all genders. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

20.  Other Covenant. Parent and Seller agree that Seller will become entitled to valuable consideration as a result of Closing and that Buyer will not proceed toward Closing unless Seller agrees to the terms set forth in this Agreement. Parent further agrees that if Seller agrees to the terms set forth in this Agreement, Buyer will not refrain from proceeding toward Closing on grounds that Seller has not agreed to this Agreement.

21.  Representation by Counsel. Each party has been represented by counsel or has had the opportunity to retain counsel during the negotiation and execution of this Agreement and waives the application of any law, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

[Remainder of page intentionally left blank]

9

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

“SELLER”
Signature

Printed Name

Address:

Email:

Signature Page to Non-Competition Agreement

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

“PARENT”	BAKKTHOLDINGS, INC.

By: Title:

Signature Page to Non-Competition Agreement

ANNEX B

FAIRNESS OPINION

Confidential Special Committee of the Board of Directors of Bakkt Holdings, Inc. c/o Bakkt Holdings, Inc. 10000 Avalon Boulevard Suite 1000 Alpharetta, GA 30009	January 9, 2026

Ladies and Gentlemen:

The special committee (the “Special Committee”) of the board of directors (the “Board of Directors”) of Bakkt Holdings, Inc. (“Bakkt” or the “Company”) and the Company have engaged Kroll, LLC (“Duff & Phelps”), operating through its Duff & Phelps Opinions Practice, to serve as an independent financial advisor to the Special Committee (solely in their capacity as members of the Special Committee) and to provide the Special Committee a written opinion (the “Opinion”) as of the date hereof as to the fairness, from a financial point of view, to the Company and the stockholders of the Company excluding Akshay Naheta, the Chief Executive Officer of the Company (“Seller”), of the Consideration (as defined below) to be paid by the Company in the contemplated transaction described below (the “Proposed Transaction”) (without giving effect to any impact of the Proposed Transaction on any particular stockholder other than in its capacity as a stockholder).

Description of the Proposed Transaction

It is Duff & Phelps’ understanding that the Company proposes to enter into a share purchase agreement by and among the Company, Bakkt Opco Holdings, LLC, a subsidiary of the Company ( “Buyer”), Distributed Technologies Research Global Ltd (“DTR” or the “Target”) and Seller (the “Purchase Agreement”), pursuant to which the Seller agrees to sell to Buyer, free and clear of all liens (except for liens created by Buyer, the Company or an affiliate thereof or those imposed by applicable securities laws), and Buyer agrees to purchase from Seller, all of the issued and outstanding shares of the Target. In consideration for the sale of the issued and outstanding shares of the Target, Seller shall be entitled to receive that number of shares of the Company Class A Common Stock equal to 31.5% of (x) the sum of (1) the total number of shares of Company Class A Common Stock that are issued and outstanding immediately prior to the closing of the Proposed Transaction, plus (2) the aggregate number of shares of Company Capital Stock (as defined in the Purchase Agreement) issuable upon full exercise or conversion of any options, warrants, or other convertible derivative securities, other than warrants to purchase shares of Company Class A Common Stock, that are outstanding immediately prior to the closing of the Proposed Transaction, on an as converted basis, minus (y) the quotient determined by dividing (1) the sum of (A) the aggregate amount of all outstanding Indebtedness (as defined in the Purchase Agreement) (including principal and accrued and unpaid interest) of the Target and its subsidiaries as of immediately prior to the closing of the Proposed Transaction plus (B) Transaction Expenses (as defined in the Purchase Agreement) in excess of $1,500,000 by (2) the

Bakkt Holdings, Inc.

January 9, 2026

average of the daily volume weighted average prices as reported on Bloomberg, or if not available on Bloomberg, as reported by Morningstar, rounded to the nearest $0.01, of a share of Company Class A Common Stock listed on The New York Stock Exchange, measured over the 20 consecutive trading day period ending on and including the day immediately prior to the date of the closing of the Proposed Transaction (the “Consideration”).

Scope of Analysis

In connection with this Opinion, Duff & Phelps has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances to enable Duff & Phelps to render this Opinion. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:

1.	Reviewed the following documents:

a.

The Company’s annual reports and audited financial statements on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the fiscal years ended December 31, 2022, December 31, 2023, and December 31, 2024 and the Company’s unaudited interim financial statements for the nine months ended September 30, 2025 included in the Company’s Form 10-Q for the quarter ended September 30, 2025 filed with the SEC;

b.

Audited financial statements for: the Target for the period from October 23, 2024 to December 31, 2024; Distributed Technologies Research AG, a wholly-owned subsidiary of the Target, for the period from February 8, 2024 to December 31, 2024; UAB Unblock LT for the fiscal year ended December 31, 2024; and Distributed Technologies Research Limited or the fiscal year ended December 31, 2024;

c.	Unaudited combined financial statements for the Target for the fiscal year ended December 31, 2024;

d.	Unaudited consolidated financial information for the Target for the nine months ended September 30, 2025;

e.

Other internal documents relating to the history, current operations, and probable future outlook of the Company, including financial projections for the fiscal years ending December 31, 2026 through December 31, 2027, prepared by and provided to us by management of the Company (the “Bakkt Management Projections”);

f.

Financial projections for the Target for the fiscal years ending December 31, 2026 through December 31, 2027, prepared by management of the Target and provided to us by management of the Company (the “DTR Management Projections” and together with the Bakkt Management Projections, the “Management Projections” or “Management Case”);

g.

Financial projections for the Target reflecting adjustments to the DTR Management Projections to account for the perceived risk to achieve the DTR Management Projections, including technology, execution, commercial, and competitive risks, based on discussions with the Company management and the Special Committee (the “DTR Special Committee Case”);

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Bakkt Holdings, Inc.

January 9, 2026

h.

Financial projections for the Company reflecting adjustments to the Bakkt Management Projections which are consistent with the assumptions underlying the DTR Special Committee Case, due to the interrelatedness between the Target and the Company (the “Bakkt Special Committee Case” and together with the DTR Special Committee Case, the “Special Committee Case”);

i.	The Cooperation Agreement by and among the Company, the Target and Seller dated as of March 19, 2025 (the “Cooperation Agreement”), as amended;

j.	The Commercial Agreement by and between an affiliate of the Company and the Target dated as of July 31, 2025 (the “Commercial Agreement”); and

k.	A draft dated January 8, 2026 of the Purchase Agreement;

2.

Discussed the information referred to above and the background and other elements of the Proposed Transaction with the management of the Company, the management of the Target, and the Special Committee;

3.	Reviewed the historical trading price and trading volume of the Company’s publicly traded securities and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

4.

Performed certain valuation and comparative analyses on the Special Committee Case, at the direction of the Special Committee and with the Special Committee’s consent, using generally accepted valuation and analytical techniques including a discounted cash flow analysis and an analysis of selected public companies that Duff & Phelps deemed relevant; and

5.	Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.

Assumptions

In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, Duff & Phelps, with the Special Committee’s consent:

1.

Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Company management, and did not independently verify such information;

2.

Relied upon the fact that the Special Committee and the Company have been advised by counsel as to all legal matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken, and did not independently verify such information;

3.

Assumed that the Management Projections, Special Committee Case, and any other estimates, evaluations, forecasts and projections furnished to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person(s) furnishing the same, and Duff & Phelps expresses no opinion with respect to the Management Projections, Special Committee Case, or the underlying assumptions;

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Bakkt Holdings, Inc.

January 9, 2026

4.	Assumed that information supplied and representations made by Company management are substantially accurate regarding the Company, the Target, and the Proposed Transaction;

5.	Assumed that the representations and warranties made in the Purchase Agreement are substantially accurate;

6.	Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form will conform in all material respects to the drafts reviewed;

7.

Assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of the Company or the Target since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there is no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading in any material respect;

8.

Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Purchase Agreement without any amendments thereto or any waivers of any terms or conditions thereof that would be material to the Duff & Phelps analysis; and

9.

Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without any adverse effect on the Company or the contemplated benefits expected to be derived in the Proposed Transaction that would be material to the Duff & Phelps analysis or remain valid, as the case may be.

To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of this Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.

Qualifications

Duff & Phelps has prepared this Opinion effective as of the date hereof. This Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Duff & Phelps after the date hereof and is under no obligation to update, revise, reaffirm or withdraw the Opinion or otherwise comment on or consider events occurring after the issuance of the Opinion.

Duff & Phelps did not evaluate the Company’s or the Target’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise) of the Company or the Target. Duff & Phelps is not expressing any opinion as to the market price or value of the Company’s common stock or the Target’s common stock (or anything else) prior to or after the announcement or the consummation of the Proposed Transaction. This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. Duff & Phelps is expressing no opinion as to projections, forward-looking statements or underlying assumptions provided in connection herewith (including the Management Projections and Special Committee Case). Without limiting the generality of

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Bakkt Holdings, Inc.

January 9, 2026

the foregoing, Duff & Phelps further does not express an opinion as to the reasonableness or attainability of any projection, forward-looking statement or underlying assumption provided or prepared by or on behalf of the Company’s management (including the Management Projections and Special Committee Case). Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.

In rendering this Opinion, Duff & Phelps is not expressing any opinion with respect to the amount or nature of any compensation or any other equity arrangements to be given to any of the Company’s officers, directors, or employees, or any class of such persons, relative to the Consideration to be paid by the Company in the Proposed Transaction, or with respect to the fairness of any such compensation or arrangement.

Limiting Conditions

Subject to the terms of the Engagement Letter by and among Duff & Phelps, the Special Committee and the Company dated December 15, 2025 (the “Engagement Letter”), this Opinion is furnished for the use and benefit of the Special Committee in connection with its consideration of the Proposed Transaction. This Opinion (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction versus any alternative strategy or transaction; (ii) does not address any transaction related to the Proposed Transaction; (iii) is not a recommendation as to how the Special Committee or any stockholder should vote or act with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction; and (iv) does not indicate that the Consideration to be paid by the Company is the best possibly attainable under any circumstances; instead, it merely states whether the Consideration in the Proposed Transaction is within or below a range of values that would be viewed as fair, as suggested by certain financial analyses Duff & Phelps deemed appropriate in its professional judgement. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This letter should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.

This Opinion is solely that of Duff & Phelps, and Duff & Phelps’ liability in connection with this letter shall be limited in accordance with the terms set forth in the Engagement Letter. This letter is confidential, and its use and disclosure are strictly limited in accordance with the terms set forth in the Engagement Letter.

Disclosure of Prior Relationships

Duff & Phelps has acted as financial advisor to the Special Committee and will receive a fee for its services. The Company has also agreed to reimburse Duff & Phelps for certain expenses and to indemnify Duff & Phelps against certain liabilities. No portion of Duff & Phelps’ fee is contingent upon either the conclusion expressed in this Opinion or whether or not the Proposed Transaction is successfully consummated. Pursuant to the terms of the Engagement Letter, a portion of Duff & Phelps’ fee was payable upon execution of the Engagement Letter, a portion of Duff & Phelps’ fee was payable upon delivery of Duff & Phelps’ initial valuation advice with respect to the Company and Target, a portion of Duff & Phelps’ fee was payable upon the Special Committee’s request for this Opinion and a portion of Duff & Phelps’ fee was payable when Duff & Phelps informed the Special Committee that Duff & Phelps was prepared to deliver this Opinion and the Special Committee requested that Duff & Phelps deliver this Opinion. Other than this engagement and the financial advisory engagement disclosed herein, during the two years preceding the date of this Opinion, Duff &

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Bakkt Holdings, Inc.

January 9, 2026

Phelps has not had any relationship with any party to the Proposed Transaction for which compensation has been received or is intended to be received, nor is any such relationship or related compensation mutually understood to be contemplated.

Conclusion

Based upon and subject to the foregoing, Duff & Phelps is of the opinion that as of the date hereof the Consideration to be paid by the Company in the Proposed Transaction is fair from a financial point of view to the Company and the stockholders of the Company excluding Seller (without giving effect to any impact of the Proposed Transaction on any particular stockholder other than in its capacity as a stockholder).

This Opinion has been approved by the Opinion Review Committee of Duff & Phelps.

Respectfully submitted,

Duff & Phelps Opinions Practice

Kroll, LLC

6

ANNEX C

FINANCIAL STATEMENTS OF DTR

 DTR COMBINED (DTRG CY, DTR AG,

 DTR UAE & UNBLOCK LT)

MANAGEMENT ACCOUNTS

FOR THE YEAR ENDED

31 DECEMBER 2024

DTR COMBINED (DTRG CY, DTR AG, DTR UAE & UNBLOCK LT)

MANAGEMENT ACCOUNTS

FOR THE YEAR ENDED 31 DECEMBER 2024

CONTENTS	PAGE

Statement of profit or loss and other comprehensive income	1

Statement of financial position	2

Statement of changes in equity	3

Notes to the management accounts	4 - 5

Additional information to the statement of profit or loss and other comprehensive income	1 - 4

DTR COMBINED (DTRG CY, DTR AG, DTR UAE & UNBLOCK LT)

STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

FOR THE YEAR ENDED 31 DECEMBER 2024

		2024
	Note	€

Rendering of services		689,366
Interest income		5,925
Net exchange profit/loss		4,871
Staff costs	2	(32,758)
Administration and other expenses	1	(4,556,080)

Operating loss		(3,888,676)

Finance costs	3	(91,404)

Loss before tax		(3,980,080)

Tax	4	(22,814)

Net loss for the year		(4,002,894)

Other comprehensive income		-

Total comprehensive income for the year		(4,002,894)

The notes on pages 4 to 5 form an integral part of these management accounts.

1

DTR COMBINED (DTRG CY, DTR AG, DTR UAE & UNBLOCK LT)

STATEMENT OF FINANCIAL POSITION

AT 31 DECEMBER 2024

		2024
	Note	€
ASSETS

Current assets
Other receivables	5	3,288,750
Cash at bank and in hand	6	1,625,045

		4,913,795

Total assets		4,913,795

EQUITY AND LIABILITIES

Equity
Share capital		463,707
Other reserves		7,349,556
Accumulated losses		(4,064,408)

Total equity		3,748,855

Current liabilities
Other payables	8	1,141,968
Borrowings	7	158
Current tax liabilities	9	22,814

		1,164,940

Total equity and liabilities		4,913,795

The notes on pages 4 to 5 form an integral part of these management accounts.

2

DTR COMBINED (DTRG CY, DTR AG, DTR UAE & UNBLOCK LT)

STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 31 DECEMBER 2024

		Share capital	Non-refundable capital contributions	Accumula- ted losses	Total
	Note	€	€	€	€

Balance at 1 January 2024		-	-	(61,514)	(61,514)

Net loss for the year		-	-	(4,002,894)	(4,002,894)

Transactions with owners
Issue of share capital		463,707	-	-	463,707
Non-refundable capital contributions		-	7,349,556	-	7,349,556

Total transactions with owners		463,707	7,349,556	-	7,813,263

Balance at 31 December 2024		463,707	7,349,556	(4,064,408)	3,748,855

The notes on pages 4 to 5 form an integral part of these management accounts.

3

DTR COMBINED (DTRG CY, DTR AG, DTR UAE & UNBLOCK LT)

NOTES TO THE MANAGEMENT ACCOUNTS

FOR THE YEAR ENDED 31 DECEMBER 2024

1. Administration and other expenses

2024
€
Rent	18,658
Professional licence fee	241,539
Licenses and taxes	38,015
Subscriptions and contributions	237,411
Website costs	108,821
Computer software	43,235
Auditor’s remuneration	70,220
Overseas travelling	53,290
Advertising	57,057
Other Operating Expenses	34,114
Conference expenses	35,990
Sundry expenses	3,617,730

4,556,080

2. Staff costs
2024
€

Salaries	32,204
Social security costs	554

32,758

3. Finance costs
2024
€

Sundry finance expenses	91,404

Finance costs	91,404

4. Tax
2024
€
Corporation tax	22,814

Charge for the year	22,814

5. Other receivables
2024
€
Receivables from other related parties	3,022,174
Deposits and prepayments	84,325
Unpaid share capital	182,251

3,288,750

4

DTR COMBINED (DTRG CY, DTR AG, DTR UAE & UNBLOCK LT)

NOTES TO THE MANAGEMENT ACCOUNTS FOR THE YEAR ENDED 31 DECEMBER 2024

6. Cash at bank and in hand

Cash balances are analysed as follows:

2024
€
Cash at bank	1,237,151
Cryptocurrencies	272,247
Cash with broker	115,647

1,625,045

7. Borrowings
2024
€
Current borrowings
Bank overdrafts	158

8. Other payables
2024
€
Trade payables	594,380
Social insurance and other taxes	3,174
Accruals	144,143
Other creditors	400,271

1,141,968

9. Current tax liabilities
2024
€
Corporation tax	22,814

22,814

5

DTR COMBINED (DTRG CY, DTR AG, DTR UAE & UNBLOCK LT)

ADDITIONAL INFORMATION TO THE STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

DTR COMBINED (DTRG CY, DTR AG, DTR UAE & UNBLOCK LT)

DETAILED INCOME STATEMENT

FOR THE YEAR ENDED 31 DECEMBER 2024

		2024
	Page	€

Rendering of services		689,366
Interest income		5,925
Net exchange profit/loss		4,871
Staff costs	3	(32,758)
Other direct expenses	2	(3,568,945)

		(2,901,541)

Other operating expenses	3	(987,135)

Operating loss		(3,888,676)

Finance costs	4	(91,404)

Net loss for the year before tax		(3,980,080)

1

DTR COMBINED (DTRG CY, DTR AG, DTR UAE & UNBLOCK LT)

DIRECT EXPENSES

FOR THE YEAR ENDED 31 DECEMBER 2024

2024
€

Direct costs
Commissions payable	4,785
Professional fees	3,260,669
Other direct expenses	303,491

3,568,945

2

DTR COMBINED (DTRG CY, DTR AG, DTR UAE & UNBLOCK LT)

OPERATING EXPENSES

FOR THE YEAR ENDED 31 DECEMBER 2024

2024
€
Staff costs
Wages and salaries	32,204
Social insurance costs and other funds	554

32,758

2024
€

Other operating expenses
Rent	18,658
Professional licence fee	241,539
Licenses and taxes	38,015
Sundry expenses	48,785
Subscriptions and contributions	237,411
Website costs	108,821
Computer software	43,235
Auditor’s remuneration	70,220
Overseas travelling	53,290
Advertising	57,057
Other Operating Expenses	34,114
Conference expenses	35,990

987,135

3

DTR COMBINED (DTRG CY, DTR AG, DTR UAE & UNBLOCK LT)

FINANCE COSTS

FOR THE YEAR ENDED 31 DECEMBER 2024

2024
€

Finance costs

Sundry finance expenses
Bank charges	91,404

91,404

4

DTR GROUP CONSOLIDATED (1) AND

DTR COMBINED (2)

MANAGEMENT ACCOUNTS

FOR THE PERIOD ENDED

30 SEPTEMBER 2025

(1 January 2025 till 30 September 2025)

(1) DTR GROUP CONSOLIDATED means: DTR Global (CY), DTR ADGM (UAE), DTR AG (CH), DTR Canada Services (CA), Peermanent PSA (PL)

(2) DTR COMBINED means: DTR GROUP CONSOLIDATED plus VASP entity: Unblock LT (LT VASP)

DTR GROUP CONSOLIDATED (1) AND DTR COMBINED (2)

MANAGEMENT ACCOUNTS

FOR THE PERIOD ENDED 30 SEPTEMBER 2025

(1 January 2025 till 30 September 2025)

DEFINITIONS:

(1) DTR GROUP CONSOLIDATED means: DTR Global (CY), DTR ADGM (UAE), DTR AG (CH),

DTR Canada Services (CA), Peermanent PSA (PL)

(2) DTR COMBINED means: DTR GROUP CONSOLIDATED plus VASP entity: Unblock LT (LT

VASP)

For the purposes of our analysis and reporting, the Consolidated Group is deemed to have been formed on 1 January 2025.

The consolidated and combined financial information has been prepared in accordance with

IFRS Accounting Standards, as issued by the International Accounting Standards Board (IASB).

DTR GROUP CONSOLIDATED (1) AND DTR COMBINED (2)

STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

FOR THE PERIOD ENDED 30 SEPTEMBER 2025

(1 January 2025 till 30 September 2025)

		CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	Note	€	€

Rendering of services		-	355,161
Staff costs	3	-	(23,894)
Other operating income	1	4,109	4,136
Net foreign exchange profit/(loss)	5	4,180	(20,627)
Administration and other expenses	2	(3,878,592)	(4,172,964)

Operating loss		(3,870,303)	(3,858,188)

Finance costs	4	(15,296)	(15,846)

Net loss for the period		(3,885,599)	(3,874,034)

Other comprehensive income		-	-

Total comprehensive income for the period		(3,885,599)	(3,874,034)

The notes on pages 5 to 7 form an integral part of these management accounts.

1

DTR GROUP CONSOLIDATED (1) AND DTR COMBINED (2)

STATEMENT OF FINANCIAL POSITION

AT 30 SEPTEMBER 2025

(1 January 2025 till 30 September 2025)

		CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	Note	€	€

ASSETS

Non-current assets
Intangible assets	6	3,692,267	3,692,267

		3,692,267	3,692,267

Current assets
Other receivables	7	3,776,450	3,416,385
Cash at bank and in hand	8	177,610	645,626

		3,954,060	4,062,011

Total assets		7,646,327	7,754,278

EQUITY AND LIABILITIES

Equity
Share capital		8,607,299	8,732,299
Other reserves		2,526,690	2,547,999
Accumulated losses		(3,903,397)	(3,971,062)

Total equity		7,230,592	7,309,236

Current liabilities
Other payables	9	415,735	445,042

		415,735	445,042

Total equity and liabilities		7,646,327	7,754,278

The notes on pages 5 to 7 form an integral part of these management accounts.

2

DTR GROUP CONSOLIDATED (1) AND DTR COMBINED (2)

STATEMENT OF CHANGES IN EQUITY

FOR THE PERIOD ENDED 30 SEPTEMBER 2025

(1 January 2025 till 30 September 2025)

	Share capital	Other reserves	Accumulated losses	Total
	€	€	€	€

COMBINED
Balance at 1 January 2025	463,707	7,349,556	(4,064,408)	3,748,855
Net loss for the period	-	-	93,344	93,344

Transactions with owners
Issue of share capital	8,557,299	-	-	8,557,299
Share Capital Adjustment due to Group formation	(288,707)	-	-	(288,707)
Non-refundable capital contributions	-	(4,801,557)	-	(4,801,557)

Total transactions with owners	8,268,592	(4,801,557)	-	3,467,035

Balance at 30 September 2025	8,732,299	2,547,999	(3,971,064)	7,309,234

CONSOLIDATED
Balance at 1 January 2025	50,000	7,349,556	(17,796)	7,381,760

Net loss for the period	-	-	(3,885,599)	(3,885,599)

Transactions with owners
Issue of share capital	8,557,299	(4,822,866)	-	3,734,433

Total transactions with owners	8,557,299	(4,822,866)	-	3,734,433

Balance at 30 September 2025	8,607,299	2,526,690	(3,903,397)	7,230,592

The notes on pages 5 to 7 form an integral part of these management accounts.

3

DTR GROUP CONSOLIDATED (1) AND DTR COMBINED (2)

STATEMENT OF CASH FLOWS

FOR THE PERIOD ENDED 30 SEPTEMBER 2025

(1 January 2025 till 30 September 2025)

		CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	Note	€	€
CASH FLOWS FROM OPERATING ACTIVITIES
Loss before tax		(3,885,599)	(3,874,034)

		(3,885,599)	(3,874,034)

Changes in working capital:
Increase in other receivables		(62,011)	(127,635)
Decrease in other payables		(365,223)	(719,740)

Cash used in operations		(4,312,833)	(4,721,409)

CASH FLOWS FROM INVESTING ACTIVITIES
Increase in equity		(4,821,396)	(4,800,084)
Acquisition of subsidiaries		(15,067)	(15,067)

Net cash used in investing activities		(4,836,463)	(4,815,151)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issue of share capital		8,557,299	8,557,299

Net cash generated from financing activities		8,557,299	8,557,299

Net decrease in cash and cash equivalents		(592,000)	(979,261)
Cash and cash equivalents at beginning of the period		769,610	1,624,887

Cash and cash equivalents at end of the period	8	177,610	645,626

The notes on pages 5 to 7 form an integral part of these management accounts.

4

DTR GROUP CONSOLIDATED (1) AND DTR COMBINED (2)

NOTES TO THE MANAGEMENT ACCOUNTS

FOR THE PERIOD ENDED 30 SEPTEMBER 2025

(1 January 2025 till 30 September 2025)

1. Other operating income

	CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	€	€
Sundry operating income	4,109	4,136

	4,109	4,136

2. Administration and other expenses

	CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	€	€
Rent	19,721	19,721
Other professional fees/charges	190,985	226,299
Courier expenses	1,061	1,061
Stationery and printing	16	16
Subscriptions and contributions	324,473	324,473
Sundry staff costs	3,749	3,749
Advertising	35,767	35,767
Other Operating Expenses	48,971	48,971
Amounts written off	183,653	183,653
Conference expenses	69,841	69,841
Sundry expenses	3,000,355	3,259,413

	3,878,592	4,172,964

3. Staff costs

	CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	€	€
Salaries	-	23,894

	-	23,894

4. Finance costs

	CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	€	€
Interest expense	-	430
Sundry finance expenses	15,296	15,416

Finance costs	15,296	15,846

5. Net profit/(loss) from foreign exchange transactions

	CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	€	€
Unrealised exchange profit/(loss)	4,180	(20,627)

	4,180	(20,627)

5

DTR GROUP CONSOLIDATED (1) AND DTR COMBINED (2)

NOTES TO THE MANAGEMENT ACCOUNTS

FOR THE PERIOD ENDED 30 SEPTEMBER 2025

(1 January 2025 till 30 September 2025)

5. Net profit/(loss) from foreign exchange transactions (continued)

The unrealised exchange profit/(loss) arises from monetary assets and liabilities denominated in foreign currencies, translated to Euro using the rate of exchange ruling at the reporting date.

6. Intangible assets

Goodwill
€
Cost
Additions	3,692,267

Balance at 1 January 2025/ 1 January 2025	3,692,267

Balance at 30 September 2025	3,692,267

Net book amount

Balance at 30 September 2025	3,692,267

Balance at 1 January 2025	3,692,267

Goodwill has been recognised as a result of the first-time consolidation of the Group in accordance with the requirements of IFRS 3 Business Combinations. In line with IFRS 3, goodwill represents the excess of the consideration transferred over the Group’s share of the fair value of the identifiable assets acquired and liabilities assumed at the deemed acquisition date.

7. Other receivables

	CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	€	€
Receivables from fellow subsidiaries	3,424,687	3,043,483
Deposits and prepayments	351,763	372,902

	3,776,450	3,416,385

8. Cash at bank and in hand

Cash balances are analysed as follows:

	CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	€	€
Cash at bank	177,610	399,646
Cryptocurrencies	-	245,980

	177,610	645,626

6

DTR GROUP CONSOLIDATED (1) AND DTR COMBINED (2)

NOTES TO THE MANAGEMENT ACCOUNTS

FOR THE PERIOD ENDED 30 SEPTEMBER 2025

(1 January 2025 till 30 September 2025)

9. Other payables

	CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	€	€
Social insurance and other taxes	-	3,174
Accruals	9,170	11,740
Other creditors	362,741	428,745
Payables to fellow subsidiaries	42,441	-
Payables to other related parties	1,383	1,383

	415,735	445,042

7

DTR GROUP CONSOLIDATED (1) AND DTR COMBINED (2)

ADDITIONAL INFORMATION TO THE STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

DTR GROUP CONSOLIDATED (1) AND DTR COMBINED (2)

DETAILED INCOME STATEMENT

FOR THE PERIOD ENDED 30 SEPTEMBER 2025

(1 January 2025 till 30 September 2025)

		CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	Page	€	€
Rendering of services		-	355,161
Staff costs	3	-	(23,894)
Other direct expenses	2	(2,999,812)	(3,239,858)
Net profit/(loss) from foreign exchange transactions		4,180	(20,627)
Sundry operating income		4,109	4,136

		(2,991,523)	(2,925,082)
Other operating expenses	3	(878,780)	(933,106)

Operating loss		(3,870,303)	(3,858,188)
Finance costs	4	(15,296)	(15,846)

Net loss for the period before tax		(3,885,599)	(3,874,034)

1

DTR GROUP CONSOLIDATED (1) AND DTR COMBINED (2)

DIRECT EXPENSES

FOR THE PERIOD ENDED 30 SEPTEMBER 2025

(1 January 2025 till 30 September 2025)

	CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	€	€

Direct costs
Hire of plant and equipment	15,076	15,076
Services received	-	208,652
Professional fees	2,941,886	2,973,280
Other direct expenses	42,850	42,850

	2,999,812	3,239,858

2

DTR GROUP CONSOLIDATED (1) AND DTR COMBINED (2)

OTHER OPERATING EXPENSES

FOR THE PERIOD ENDED 30 SEPTEMBER 2025

(1 January 2025 till 30 September 2025)

	CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	€	€
Staff costs
Wages and salaries	-	23,894

	-	23,894

	CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	€	€

Other operating expenses
Rent	19,721	19,721
Other professional fees/charges	190,985	226,299
Sundry expenses	543	19,555
Courier expenses	1,061	1,061
Stationery and printing	16	16
Subscriptions and contributions	324,473	324,473
Sundry staff costs	3,749	3,749
Advertising	35,767	35,767
Other Operating Expenses	48,971	48,971
Amounts written off	183,653	183,653
Conference expenses	69,841	69,841

	878,780	933,106

3

DTR GROUP CONSOLIDATED (1) AND DTR COMBINED (2)

FINANCE COSTS

FOR THE PERIOD ENDED 30 SEPTEMBER 2025

(1 January 2025 till 30 September 2025)

	CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	€	€

Finance costs

Interest expense
Other interest	-	430

Sundry finance expenses
Bank charges	15,296	15,416

	15,296	15,846

Net profit/(loss) from foreign exchange transactions

	CONSOLIDATED 30/09/2025	COMBINED 30/09/2025
	€	€
Unrealised exchange profit/(loss)	4,180	(20,627)

	4,180	(20,627)

4

SCAN TO VIEW MATERIALS &VOTE BAKKT, INC. ONE LIBERTY PLAZA 1 LIBERTY STREET, FLOOR 3, SUITE 305-306 NEW YORK, NEW YORK VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BKKT2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V83765-S31634 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BAKKT, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. To approve the issuance of shares in accordance with Sections 312.03(b), 312.03(c), and 312.03(d) of the New York Stock Exchange Listed Company Manual. 2. To adjourn the Special Meeting, if necessary or appropriate in the view of the board of directors, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR on items 1 and 2. If any other matters properly come before the meeting or any adjournment or postponement thereof, the persons named in this proxy are authorized to vote in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

V83766-S31634 BAKKT, INC. SPECIAL MEETING OF STOCKHOLDERS MARCH 24, 2026 1:00 P.M. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Marc D’Annunzio and Karen Alexander, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) any of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of BAKKT, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually via a live webcast at www.virtualshareholdermeeting.com/BKKT2026SM on March 24, 2026 at 1:00 p.m. Eastern Time, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side